UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA	01111
(Address of principal executive offices)	(Zip code)

Paul LaPiana
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:	(413) 744-1000

Date of fiscal year end:	9/30/2021

Date of reporting period:	9/30/2021

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MassMutual Premier Funds

September 30, 2021

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

“MassMutual recognizes that talking about your future can be uncomfortable. That’s why we’re here – to help you build the future you want for yourself and your family. For nearly 170 years, through ups and downs and good times and bad, we have helped our clients protect their loved ones and prepare for a better tomorrow.”

September 30, 2021

The return of market volatility challenges retirement investors

I am pleased to present you with the MassMutual Premier Funds Annual Report. During the fiscal year ended September 30, 2021, U.S. stocks were up over 30%, with investors seeing an end in sight to the global economic recession brought on by the COVID-19 pandemic. Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings throughout the reporting period. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in economic growth expectations, heightened inflationary pressures, and a lessening of monetary and fiscal policy support.

The return of volatility and the reality of market sell-offs can test an investor’s mettle, but also serve to remind investors that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Although the financial markets will go up and down, individuals who take a long-term approach to investing realize that they have time to ride out the downturns as they work toward their retirement income goals.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.* Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Retirement investors who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

*Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Is it time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

Get to where you want to be

MassMutual recognizes that talking about your future can be uncomfortable. That’s why we’re here – to help you build the future you want for yourself and your family. For nearly 170 years, through ups and downs and good times and bad, we have helped our clients protect their loved ones and prepare for a better tomorrow. So we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any short-term changes in the markets or headline-making events that may be unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana
President

The information provided is the opinion of MML Investment Advisers, LLC (MML Advisers) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Advisers, a wholly-owned subsidiary of MassMutual.

RS-50676-00

MassMutual Premier Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2021

Market Highlights

●

For the reporting period from October 1, 2020 through September 30, 2021, U.S. stocks were up over 30%, with investors seeing an end in sight to the global economic recession brought on by the COVID-19 pandemic.

●

In the fourth quarter of 2020, investors looked past rising COVID-19 cases and responded positively to global plans to roll out COVID-19 vaccinations, further fiscal stimulus, and a post-Brexit trade agreement between the U.K. and the European Union. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s withdrawal from the European Union on January 31, 2020.)

●

In the first quarter of 2021, investors embraced falling COVID-19 case counts, a faster-than-expected vaccination rollout, another round of fiscal stimulus, and upgrades to economic growth and corporate earnings forecasts.

●

The second quarter of 2021 was a continuation of the prior quarter, with a significant percentage of the U.S. population receiving at least one dose of the vaccine and the widescale reopening of the economy. Concerns about inflation began to emerge, as the sharp rise in the demand for goods, services, homes, and labor outpaced supply.

●

In the third quarter of 2021, another wave of rising COVID-19 case counts slowed economic growth and heightened supply shortages and inflationary pressures. Expectations for the tightening of monetary policy and the U.S. Congress’s procrastination to pass a bill to avert a government shutdown in October added to the uncertainty.

●

Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings throughout the reporting period.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in economic growth expectations, heighted inflationary pressures, and a lessening of monetary and fiscal policy support.

Market Environment

Global stock investors experienced declining levels of volatility and strong positive returns for the fiscal year beginning October 1, 2020. U.S. stocks rose steadily in the period, buoyed by the Federal Reserve Board’s commitment to low interest rates, additional rounds of fiscal stimulus, rising expectations for strong economic growth, and rebounding corporate earnings. As a result, the broad market S&P 500® Index* (the “S&P 500”) delivered a strong 30.00% return for the fiscal year. The Dow Jones Industrial AverageSM was also up a respectable 24.15%. The technology-heavy NASDAQ Composite Index was also a big winner, advancing 30.26% for the fiscal year. Small- and mid-cap stocks outperformed their larger peers, as small-caps gained 47.68% – while value stocks outperformed their growth counterparts by approximately 8% during the period.

The continued market recovery, additional fiscal stimulus, conclusion of the U.S. presidential election, expectations for the tightening of monetary policy, and heightened inflationary pressures affected sectors differently, though all 11 sectors were in positive territory for the fiscal year. The energy, financial, and communication services sectors led in performance, enjoying double-digit growth, as they outperformed the S&P 500. The energy sector was the strongest performer for the fiscal year, up over 80%, aided by an 87% increase in the price of West Texas Intermediate (WTI) crude oil during the period. The utilities and consumer staples sectors trailed the S&P 500, each by nearly 20%.

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers, ending the fiscal year up 25.73%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended up 18.20% for the period. Developed international and emerging-market stocks benefited from increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings during the fiscal year.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 0.68% on October 1, 2020 to close the period at 1.52%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period down 0.90%. Investment-grade corporate bonds fared

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MassMutual Premier Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

somewhat better. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 1.74% gain. The Bloomberg U.S. Corporate High Yield Bond Index also ended in positive territory, advancing 11.28%, aided by a sharp increase in commodity prices.

Review and maintain your strategy

MassMutual is committed to helping people secure their financial future and protect the ones they love. While the return of volatility and the reality of market sell-offs can test an investor’s mettle, we’d like to remind you as a retirement investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 10/1/21 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual U.S. Government Money Market Fund*, and who is the Fund’s subadviser?

The Fund seeks current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund’s subadviser is Barings LLC (Barings). The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier U.S. Government Money Market Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 0.00%, underperforming the 0.06% return of the FTSE 3-Month Treasury Bill Index (the “benchmark”), which measures daily performance of 3-month US Treasury bills.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. Federal Reserve (the Fed) held rates steady over the course of the year, remaining firm at a target range of 0.00% to 0.25% as the economic recovery continued to take hold. While there is speculation as to when the Fed will begin to taper its asset purchases, market participants believe the Fed is signaling that tapering is possible sometime in the fourth quarter of 2021 or possibly the first quarter of 2022. LIBOR (London Interbank Offered Rate) rates decreased, with 1-month LIBOR down 0.07% to 0.07% over the year, and 3-month LIBOR down 0.10% to 0.13% over the 12-month period. Both 1-month and 3-month LIBOR hit all-time record lows in 2021, as demand far exceeded supply throughout the year. Secured Overnight Financing Rates (SOFR) briefly got above 0.10%, but spent almost the entire year in mid-single digits, even getting down to 0.01% for three months earlier in the year. The Fed made a technical adjustment at its June meeting, which pushed SOFR up to 0.05%, where it has stayed since then.

At period-end, Government money market fund balances were still at very high levels. This, in tandem with the decrease in net Treasury Bill supply in 2021, made finding any real yield difficult, as too much cash has been chasing too few assets. The decrease in SOFR earlier in the year also had a negative effect on the Fund’s performance due to the number of floating-rate bonds in the Fund that were tied to SOFR. As of September 30, 2021, the yield curve out to one year was extremely flat, with no expected rate hike in the next 12 months. Consequently, Fund management concluded that there was little incentive to extend the duration of the Fund at that time. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

Subadviser outlook

Fund management believes that market trends finished the period showing strong signs of improvement. Minutes released from the Fed’s latest meeting confirmed that the Federal Open Market Committee (FOMC) will continue its asset purchases as the path of economic recovery continues to be dictated by the direction and trends of the COVID-19 virus. Nevertheless, Fed Chair Powell reiterated the Fed’s commitment to its dual mandate of promoting maximum employment and fostering price stability, while also noting that economic indicators point to progress on both fronts. Moving toward 2022, Barings believes that the Fed will prudently approach the market concern over inflation, and act appropriately as economic indicators continue to shape the

MassMutual U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

“reopening” story. Fund management plans to monitor Fed language carefully and prepare accordingly if signs of rate hikes emerge. While there are still unknowns leading into the fourth quarter of 2021, Barings plans to maintain a defensive stance, while remaining diligent to its fundamental bottom-up process of capital preservation.

MassMutual U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
Discount Notes	73.3%
Repurchase Agreement	14.9%
U.S. Treasury Bill	15.0%
Total Short-Term Investments	103.2%
Other Assets & Liabilities	(3.2)%
Net Assets	100.0%

MassMutual U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years
Class R5	10/03/1994	0.00%	0.74%	0.37%
FTSE 3-Month Treasury Bill Index		0.06%	1.13%	0.60%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Short-Duration Bond Fund*, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings). Effective May 1, 2021, Baring International Investment Limited was added as sub-subadviser to the Fund.

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier Short-Duration Bond Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 4.56%, outperforming the 0.29% return of the Bloomberg U.S. Aggregate 1-3 Year Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities with maturities of 1-3 years, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) The Fund outperformed the 0.03% return of the Bloomberg U.S. 1-3 Year Government Bond Index, which measures the performance of the U.S. Treasury and U.S. Agency Indexes with maturities of 1-3 years, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. Going forward, the Fund’s performance benchmark index will be the Bloomberg U.S. Aggregate 1-3 Year Bond Index rather than the Bloomberg U.S. 1-3 Year Government Bond Index because the Bloomberg U.S. Aggregate 1-3 Year Bond Index more closely represents the Fund’s investment strategy.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Over the course of the year ended September 30, 2021, the U.S. Treasury curve between 3 months and 3 years remained flat, and as a result, the Fund held a shorter duration positioning position relative to the benchmark. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Bond duration and maturity positioning contributed to the Fund’s performance over the last 12 months as front-end rates increased. At period-end, the duration of the Fund stood at 0.46 years. An underweight allocation to U.S. Treasuries detracted from Fund performance.

The Fund’s allocation to corporate credit was a top contributor to returns. Investment-grade and BB-rated high yield holdings contributed positively. Fund holdings in finance-other, secondary oil & gas producers, and leasing were also among the top-performing industry holdings. On the other hand, food processors and airlines were among the top-detracting industry holdings. The Fund continues to favor industries less susceptible to merger and acquisition (M&A) risk, such as banking and diversified industrial industries.

ABS was also a top contributor to performance during the reporting period, as the Fund held an overweight allocation to the sector. The asset class underwent significant spread tightening over the period as a result of improving consumer fundamentals heading out of the COVID-19 pandemic. The consumer and commercial ABS markets had the tailwind of strong and improving fundamentals giving momentum to tighter spreads across several collateral subsectors. This theme has been consistent for the past several months. CMBS and residential mortgage-backed securities (RMBS) both contributed positively to performance over the period. On the other hand, the municipal and MBS allocations detracted from returns.

MassMutual Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

At period-end, the Fund remained overweight in sectors such as corporates and securitized relative to liquid products, such as governments and agencies.

The Fund uses derivative instruments on occasion for yield curve, duration, downside risk management and to gain exposures. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. They may also be used as a substitute for a direct investment. Performance from derivatives contributed negatively to performance over the last year.

Subadviser outlook

Market trends finished the period showing strong signs of improvement. Minutes released from the Federal Reserve’s (the Fed) latest meeting confirmed that the Federal Open Market Committee (FOMC) will continue its asset purchases as the path of economic recovery continues to be dictated by the direction and trends of the COVID-19 virus. Nevertheless, Fed Chair Powell reiterated the Fed’s commitment to its dual mandate of promoting maximum employment and fostering price stability, while also noting that economic indicators point to progress on both fronts. As we move forward, Barings believes that the Fed will prudently approach the market concern over inflation, and act appropriately as economic indicators continue to shape the “reopening” story. While there are still unknowns leading into the fourth quarter of 2021, Fund management plans to maintain a defensive stance, while remaining diligent to Barings’ fundamental bottom-up process of capital preservation.

MassMutual Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
Corporate Debt	50.6%
Non-U.S. Government Agency Obligations	47.4%
U.S. Government Agency Obligations and Instrumentalities*	0.6%
Mutual Funds	0.5%
U.S. Treasury Obligations	0.5%
Purchased Options	0.1%
Municipal Obligations	0.1%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	12/03/2010	4.69%	2.81%	2.47%
Class R5	10/03/1994	4.56%	2.72%	2.35%
Service Class	01/01/1998	4.51%	2.60%	2.25%
Administrative Class	05/03/1999	4.40%	2.51%	2.16%
Class A	01/01/1998	4.15%	2.25%	1.91%
Class A (sales load deducted)*	01/01/1998	1.55%	1.74%	1.65%
Class R4	04/01/2014	4.30%	2.35%		2.07%
Class R3	12/31/2002	4.04%	2.10%	1.70%
Bloomberg U.S. Aggregate 1-3 Year Bond Index#		0.29%	1.84%	1.46%	1.62%
Bloomberg U.S. 1-3 Year Government Bond Index		0.03%	1.65%	1.18%	1.42%

*	Class A (sales load deducted) returns include the 2.50% maximum sales charge.

#	Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Inflation-Protected and Income Fund– Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Inflation-Protected and Income Fund*, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings). Effective May 1, 2021, Baring International Investment Limited was added as sub-subadviser to the Fund.

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier Inflation-Protected and Income Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 6.01%, outperforming the 5.19% return of the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were up for the year-to-date 2021, as unadjusted Headline CPI came in at 5.3% for the month of August, up from 1.4% at year-end 2020. (The Consumer Price Index [CPI] measures changes in the price of a market basket of consumer goods and services; Core CPI does not include food and energy prices. Headline CPI includes food and energy.) Core CPI increased to 4.0% for the month of August, up from 1.6% at year-end 2020. Core CPI is running well above the 2% inflation objective of the Federal Open Market Committee (FOMC).

TIPS positioning in aggregate detracted from Fund performance. A small allocation to high-quality income-producing assets contributed to performance during the reporting period. In addition to TIPS, the Fund also invested in high-quality income-producing securities, including asset-backed and money market securities. The income earned by these asset classes contributed positively over the last 12 months. Allocations to asset-backed securities (ABS) was the main driver of performance. Security selections in auto loans and student loans within the ABS sector were the primary contributors.

The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement manager views. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.) During the fiscal year, derivatives detracted marginally from the Fund’s performance.

Subadviser outlook

While monetary and fiscal programs as well as positive vaccination news have bolstered inflation expectations, Barings continues to believe much of this bullish inflation sentiment has largely been priced into the inflation markets. After the June FOMC and a new hawkish tone regarding tapering, some weakness did emerge in the inflation markets. However, the still dovish Federal

MassMutual Inflation-Protected and Income Fund– Portfolio Manager Report (Unaudited) (Continued)

Reserve, positive vaccination news, and the reopening of global economies led the Barings team to take a constructive, but more balanced, view on the potential impact to inflation markets. Acknowledging short-term inflation fundamentals may register as elevated throughout 2021, Fund management believes that valuations may have peaked and could remain well anchored during the fourth quarter of 2021 and into 2022. Fund Management’s belief is based on perceived employment and growth trends for the U.S. economy as well as seasonal price pressures that tend to be more pronounced in the winter months.

MassMutual Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
Non-U.S. Government Agency Obligations	53.6%
U.S. Treasury Obligations	24.2%
U.S. Government Agency Obligations and Instrumentalities*	9.4%
Purchased Options	0.2%
Total Long-Term Investments	87.4%
Short-Term Investments and Other Assets and Liabilities	12.6%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Inflation-Protected and Income Fund– Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	03/01/2011	6.12%	4.56%	3.27%
Class R5	12/31/2003	6.01%	4.47%	3.18%
Service Class	12/31/2003	5.84%	4.35%	3.07%
Administrative Class	12/31/2003	5.74%	4.25%	2.96%
Class A	12/31/2003	5.54%	4.00%	2.73%
Class A (sales load deducted)*	12/31/2003	1.05%	3.10%	2.28%
Class R4	04/01/2014	5.65%	4.11%		3.62%
Class R3	12/31/2003	5.40%	3.84%	2.53%
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)		5.19%	4.34%	3.12%	3.86%

*	Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Core Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Core Bond Fund*, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings). Effective May 1, 2021, Baring International Investment Limited was added as sub-subadviser to the Fund.

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier Core Bond Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 3.19%, outperforming the -0.90% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, agency mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2021, ABS was a top contributor to the Fund’s performance. During the period, the Fund held an overweight allocation to the sector, relative to the benchmark. The asset class underwent significant spread tightening over the period as a result of improving consumer fundamentals heading out of the COVID-19 pandemic. (Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds.) The consumer and commercial ABS markets had the tailwind of strong and improving fundamentals, giving momentum to tighter spreads across several collateral subsectors. This theme has been consistent for the past several months. CMBS and residential mortgage-backed securities (RMBS) both contributed positively to performance over the period. On the other hand, both the municipal allocation and the AA quality allocation detracted from performance over the period. An underweight allocation to Treasuries contributed positively to performance.

The Fund’s overweight allocation to investment-grade corporates was a positive contributor to performance during the reporting period. Specifically, Fund holdings in the secondary oil & gas producers, gas pipelines, and life insurance industries contributed to returns. Conversely, Fund holdings in the aerospace, electric utilities, and health care facilities industries detracted from performance over the period.

The Fund used derivative instruments for yield curve, duration, downside hedging, and to gain exposures. They may also be used as a substitute as a direct investment. In aggregate, these positions detracted from performance over the reporting period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Market trends finished the period showing strong signs of improvement. Minutes released from the Federal Reserve’s (the Fed) latest meeting confirmed that the Federal Open Market Committee (FOMC) will continue its asset purchases as the path of economic recovery continues to be dictated by the direction and trends of the COVID-19 virus. Nevertheless, Fed Chair Powell reiterated the Fed’s commitment to its dual mandate of promoting maximum employment and fostering price stability, while also noting that economic indicators point to progress on both fronts. As we move forward, Barings believes that the Fed will prudently approach the market concern over inflation, and act appropriately as economic indicators continue to shape the “reopening” story. While there are still unknowns leading into the fourth quarter of 2021, Fund management plans to maintain a defensive stance, while remaining diligent to Barings’ fundamental bottom-up process of capital preservation.

MassMutual Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Core Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
Corporate Debt	34.8%
Non-U.S. Government Agency Obligations	30.6%
U.S. Government Agency Obligations and Instrumentalities*	19.0%
U.S. Treasury Obligations	13.7%
Sovereign Debt Obligations	0.8%
Mutual Funds	0.4%
Purchased Options	0.2%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	12/03/2010	3.31%	4.02%	3.73%
Class R5	10/03/1994	3.19%	3.92%	3.61%
Service Class	01/01/1998	3.11%	3.80%	3.52%
Administrative Class	05/03/1999	2.97%	3.71%	3.42%
Class A	01/01/1998	2.70%	3.43%	3.16%
Class A (sales load deducted)*	01/01/1998	-1.66%	2.54%	2.71%
Class R4	04/01/2014	2.82%	3.54%		3.40%
Class R3	12/31/2002	2.54%	3.30%	2.97%
Bloomberg U.S. Aggregate Bond Index		-0.90%	2.94%	3.01%	3.34%

*	Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Diversified Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Diversified Bond Fund*, and who is the Fund’s subadviser?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund’s subadviser is Barings LLC (Barings). Effective May 1, 2021, Baring International Investment Limited was added as sub-subadviser to the Fund.

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier Diversified Bond Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 5.79%, significantly outperforming the -0.90% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, agency mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, the Fund’s overweight allocation to investment-grade corporate securities was a primary contributor to performance. Industry allocations to secondary oil & gas producers and gas pipelines also contributed to returns, while pharmaceuticals and wireless allocations detracted. Corporate spreads continued to ratchet tighter and finished the period well inside of two-year average levels. (Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds.) The Fund’s outperformance within the corporate credit sector was a result of both security selection and its overweight allocation to the sector relative to the benchmark. An overweight allocation to high-yield corporates also contributed to returns.

ABS was also a top contributor to performance during the reporting period, as the Fund held an overweight allocation to the sector. The asset class underwent significant spread tightening over the period as a result of improving consumer fundamentals heading out of the COVID-19 pandemic. The consumer and commercial ABS markets had the tailwind of strong and improving fundamentals giving momentum to tighter spreads across several collateral subsectors. This theme has been consistent for the past several months. CMBS and residential mortgage-backed securities (RMBS) both contributed positively to performance over the period. On the other hand, the municipal allocation detracted from returns.

An allocation to high-quality short-weighted average life collateralized loan obligations (CLOs) contributed to the Fund’s performance; the Fund has approximately a 4-5% allocation to the out-of-benchmark sector. The Fund’s underweight allocation to Treasuries was also additive.

The Fund uses derivative instruments for yield curve, duration, downside hedging, and to gain exposures. They may also be used as a substitute as a direct investment. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties.) In aggregate, these positions detracted marginally from the Fund’s performance over the year.

Subadviser outlook

Market trends finished the period showing strong signs of improvement. Minutes released from the Federal Reserve’s (the Fed) latest meeting confirmed that the Federal Open Market Committee (FOMC) will continue its asset purchases as the path of economic recovery continues to be dictated by the direction and trends of the COVID-19 virus. Nevertheless, Fed Chair Powell reiterated the Fed’s commitment to its dual mandate of promoting maximum employment and fostering price stability, while also noting that economic indicators point to progress on both fronts. As we move forward, Barings believes that the Fed

MassMutual Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

will prudently approach market concerns over inflation, and act appropriately as economic indicators continue to shape the “reopening” story. While there are still unknowns leading into the fourth quarter of 2021, Fund management plans to maintain a defensive stance, while remaining diligent to Barings’ fundamental bottom-up process of capital preservation.

At period-end, the Fund remained overweight in sectors such as corporates and securitized relative to liquid products, such as governments and agencies.

MassMutual Diversified Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
Corporate Debt	43.9%
Non-U.S. Government Agency Obligations	33.5%
U.S. Government Agency Obligations and Instrumentalities*	14.2%
U.S. Treasury Obligations	3.9%
Mutual Funds	1.8%
Preferred Stock	0.7%
Sovereign Debt Obligations	0.6%
Purchased Options	0.3%
Common Stock	0.0%
Warrants	0.0%
Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	12/03/2010	5.89%	4.52%	4.58%
Class R5	05/03/1999	5.79%	4.42%	4.25%
Service Class	05/03/1999	5.71%	4.32%	4.16%
Administrative Class	05/03/1999	5.52%	4.21%	4.06%
Class A	05/03/1999	5.23%	3.94%	3.81%
Class A (sales load deducted)*	05/03/1999	0.76%	3.04%	3.36%
Class R4	04/01/2014	5.35%	4.05%		3.78%
Class R3	04/01/2014	5.14%	3.79%		3.51%
Bloomberg U.S. Aggregate Bond Index		-0.90%	2.94%	3.01%	3.34%

*	Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual High Yield Fund*, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser). The Fund’s subadviser is Barings LLC (Barings).

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier High Yield Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Service shares returned 14.00%, outperforming the 11.28% return of the Bloomberg U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, puttable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2021, the U.S. high-yield bond market finished the fiscal year with positive performance, as economies continued to rebound off the 2020 downturn caused by the COVID-19 pandemic and global economic shutdown.

Returns were positive across all industry sectors, with energy leading the way on the back of crude oil prices that nearly doubled from over a year ago. In general, the more cyclical areas of the market drove returns, as the energy and consumer cyclical sectors were the top contributors to return. Lower-quality bonds significantly outperformed their higher quality counterparts, with triple-C and below rated bonds significantly outperforming single-Bs and double-Bs, benefiting from the overall risk-on sentiment experienced during the period.

As it relates to the Fund, both credit selection and an overweight allocation to lower-quality bonds were the key contributors to outperformance relative to the benchmark. The Fund’s positioning within the energy, basic industry, and communications sectors drove the Fund’s outperformance from a credit selection standpoint. The Fund also benefited from overweight positions in pockets of the market that rallied significantly, such as energy and transportation. Across ratings, the Fund benefited from an overweight allocation to triple-Cs and an underweight allocation to double-Bs.

With respect to Fund holdings, the Fund’s top-performing credits were Occidental Petroleum, which explores for, develops, produces, and markets crude oil and natural gas; Avolon, the third-largest aircraft leasing company in the world; and Peabody Energy, a coal mining company. The largest detractors were PBF Holding, an independent American refiner; Jonah Energy, a private exploration & production (E&P) company; and Coinbase Global, an American company that operates a cryptocurrency exchange platform.

Subadviser outlook

Looking ahead to the coming months, and with many investors still facing challenges when it comes to meeting their yield targets, Barings expects to see continued demand for high-yield assets on a strategic basis. In Fund management’s view, much of the recent market concerns around the Delta variant and other factors that are disrupting supply-chain dynamics overlook the fact that many high-yield companies today have strong balance sheets and remain supported by ample liquidity. Healthy debt issuance trends over the past year have enabled companies to refinance their near-term debt obligations and shore up their liquidity profiles. As a result, Barings expects most companies could remain well capitalized to withstand near-term market

MassMutual High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

disruptions, and hence default situations could come down and remain manageable through the end of 2021. Fund management plans to continue to monitor the recent rise in interest rates, which remains an area of focus as the global economy regains strength and inflation becomes a more prevalent theme. However, Barings believes that high yield remains an asset class that is more resilient to higher rates and could benefit greatly from a stronger economy. Furthermore, Barings notes that the Fund also has some exposure to bank loans, which have historically been less sensitive to rising rates due to the floating rate coupon.

MassMutual High Yield Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
Corporate Debt	84.6%
Bank Loans	11.9%
Mutual Funds	2.6%
Common Stock	1.0%
Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MassMutual High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	03/01/2011	14.20%	6.35%	7.96%
Class R5	11/01/2004	14.13%	6.25%	7.81%
Service Class	09/05/2000	14.00%	6.11%	7.72%
Administrative Class	11/01/2004	13.79%	6.01%	7.60%
Class A	11/01/2004	13.65%	5.77%	7.34%
Class A (sales load deducted)*	11/01/2004	7.40%	4.58%	6.73%
Class R4	04/01/2014	13.73%	5.85%		5.05%
Class R3	11/01/2004	13.41%	5.60%	7.14%
Bloomberg U.S. Corporate High-Yield Bond Index		11.28%	6.52%	7.42%	5.55%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Balanced Fund*, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing across different asset classes (U.S. equity securities and fixed income securities) each represented by a different segment of the Fund’s portfolio. Under normal market conditions, the Fund’s subadviser and sub-subadviser expect that 55%-75% of the Fund’s net assets will be invested in U.S. equity securities (the “U.S. Equity Segment”) and 25%-45% of the Fund’s net assets will be invested in fixed income securities (the “Bond Segment”) that meet certain environmental, social, and governance (“ESG”) criteria. The Fund will target a long term strategic allocation of 65% to the U.S. Equity Segment and 35% to the Bond Segment. The Fund’s subadviser is Invesco Advisers, Inc., and its sub-subadviser is Invesco Capital Management LLC (together with Invesco Advisers, Inc., “Invesco”). Effective November 18, 2020, Invesco Advisers, Inc. replaced Barings LLC as subadviser of the Fund and Invesco Capital Management LLC was added as sub-subadviser to the Fund.

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier Balanced Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 19.58%, significantly underperforming the 30.00% return of the S&P 500® Index (the “stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund’s Class R5 shares significantly outperformed the -0.90% return of the Bloomberg U.S. Aggregate Bond Index (the “bond component’s benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) Additionally, the Fund’s Class R5 shares outperformed the 18.64% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; and outperformed the 18.50% return of the Custom Balanced Index, which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index in the Custom Balanced Index are 65% and 35%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

During the portion of the period that Invesco served as subadviser of the Fund (November 18, 2020–September 30, 2021), top detractors from performance in the stock component included the Fund’s exposure to the communication services and financial sectors. Contributing to performance, on the other hand, were the Fund’s allocations to the information technology and consumer discretionary sectors. The Fund’s equity component (what Invesco refers to as the “equity sleeve”) is passively managed and seeks to closely track the investment results, before fees and expenses, of the Invesco US Large Cap Total Balanced Multi-Factor ESG Index (“the Index”). The Index employs a security-ranking model applied to U.S. large-capitalization equities with best-in-class Environmental, Social, and Governance (ESG) scores, while excluding certain industries (e.g., tobacco, aerospace, coal, and pipelines) and controversial companies. The model is based on four well-established factors, which are equally weighted: quality, value, price momentum, and low volatility. (The equity sleeve previously tracked the Invesco US Multi-Factor ESG 150 Index)

While the equity sleeve’s quality factor lagged during the period, the value factor switched from being a performance detractor to a performance leader, relative to the overall market. During the reporting period, the majority of the equity sleeve’s contribution to performance came from the consumer cyclicals sector.

During the portion of the period that Barings served as subadviser of the Fund (October 1–November 17, 2020), Fund holdings General Electric, The Walt Disney Co., and Boeing detracted from performance, whereas the real estate sector contributed to returns. Barings’ allocation to international holdings was a contributor to Fund returns during this period.

MassMutual Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser discussion of factors that contributed to the Fund’s bond component performance

During the reporting period of November 18, 2020–September 30, 2021, the Fund’s fixed income component (what Invesco refers to as the “fixed income sleeve”) had a negative total return, as interest rates generally moved higher during the period. The fixed income sleeve is an actively managed, Intermediate Core ESG fixed income strategy that seeks to deliver income, growth potential, and serve as a ballast to other risk assets. The strategy integrates ESG factors into the fundamental evaluation of investment opportunities where such factors are material and relevant to the credit quality of the investment opportunity. Certain industries that are excluded from the strategy include alcohol producers, tobacco producers, gambling operators, nuclear power, conventional weapons manufacturing, cluster bomb manufacturer, and civilian firearms producers.

During the reporting period, underweight allocations to emerging markets and taxable municipal issuers detracted from Invesco’s performance. On the other hand, the most significant contributor to returns was an overweight allocation to investment-grade corporate issuers, specifically in the financial services and technology, media, and telecommunications sectors. Security selection in the financial services and consumer non-cyclical sectors also aided returns. The fixed income component held a shorter-than-benchmark duration profile, which also aided relative returns as interest rates rose during the period. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. During the reporting period, Invesco used derivatives in the fixed income component for risk management purposes, to reduce duration by approximately half a year. The performance impact of the derivatives was minimal overall. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.)

While Barings served as subadviser of the Fund, within the fixed income component, corporate industry allocations to aerospace and health care facilities detracted from performance. Conversely, the corporate allocation contributed to returns, with underlying financial, industrial, and utility sector positioning all helping to drive performance. Securitized allocations across commercial and consumer ABS, CMBS, and residential mortgage-backed securities (RMBS) also contributed to the fixed income component’s performance during the period. (Bond issuers create securitized bonds by pooling various types of contractual debt, such as mortgages, auto loans, or credit card debt.) The use of derivatives for downside protection and hedging purposes detracted from performance during the period.

Subadviser outlook

Given Invesco’s expectation of a strong economic recovery, Fund management believes the environment could favor value over growth, and the industrials, materials, and financial sectors over more defensive areas in the short term. In fixed income, Fund management continues to expect high-yield and credit issues to outperform government bonds. Invesco also expects commodity prices could continue to benefit from inflationary pressures in the short term. Invesco also believes that the markets could experience more volatility in the near term, which is why Fund management’s view is that investors could benefit from broad diversification across and within asset classes.

MassMutual Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Balanced Fund Portfolio Characteristics (% of Net Assets) on 9/30/21
Common Stock	64.1%
U.S. Treasury Obligations	18.9%
Corporate Debt	14.5%
U.S. Government Agency Obligations and Instrumentalities*	8.0%
Mutual Funds	3.9%
Non-U.S. Government Agency Obligations	1.1%
Total Long-Term Investments	110.5%
Short-Term Investments and Other Assets and Liabilities	(10.5)%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	19.60%	10.77%		8.70%
Class R5	10/03/1994	19.58%	10.64%	10.32%
Service Class	01/01/1998	19.40%	10.53%	10.19%
Administrative Class	05/03/1999	19.30%	10.42%	10.06%
Class A	01/01/1998	19.07%	10.16%	9.80%
Class A (sales load deducted)*	01/01/1998	12.52%	8.92%	9.18%
Class R4	04/01/2014	19.12%	10.26%		8.20%
Class R3	04/01/2014	18.81%	9.98%		7.94%
S&P 500 Index#		30.00%	16.90%	16.63%	13.96%
Bloomberg U.S. Aggregate Bond Index		-0.90%	2.94%	3.01%	3.34%
Lipper Balanced Fund Index		18.64%	9.98%	9.76%	8.12%
Custom Balanced Index		18.50%	12.13%	11.92%	10.38%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

#	Benchmark.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Disciplined Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Disciplined Value Fund*, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of U.S. large- and mid-cap companies. The Fund currently invests substantially all of its assets in companies represented in the MSCI USA Value Index or the Russell 1000® Value Index at the time of purchase, although the Fund is actively managed and is not an index fund or a passively managed investment. Constituents of the MSCI USA Value Index and the Russell 1000 Value Index are companies that exhibit certain value characteristics, as defined by the index providers, such as lower price-to-book ratios, lower prices relative to forecasted earnings, and higher dividend yields. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management). Effective November 18, 2020, Wellington Management replaced Barings LLC as subadviser of the Fund.

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier Disciplined Value Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Service Class shares returned 37.60%, outperforming the 35.01% return of the Russell 1000 Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the portion of the period that Wellington Management served as a subadviser of the Fund (November 18, 2020–September 30, 2021), the impact of security selection, which is a byproduct of Wellington Management’s systematic factor construction process, proved positive, led by strong stock selection in the health care, communication services, and energy sectors. This was only partially offset by weaker stock selection in the financial, information technology, and consumer discretionary sectors. Devon Energy (energy), an independent oil and natural gas exploration and production company, and entertainment company Discovery (communication services) were the Fund holdings that were the two largest contributors to relative results during the period. The Fund continued to own Devon Energy as of the end of the period but eliminated its position in Discovery. These positives were partially offset by the Fund’s overweight allocations to weaker-performing stocks, including Bristol-Myers Squibb (health care) and payment services provider Fidelity National Information Services (information technology), which were the largest relative detractors during the period. The Fund reduced its overweight allocation to each of these holdings.

The Fund’s sector allocation contributed to performance during the period, led by underweight allocations to the utilities and communication services sectors, and an overweight allocation to the financial sector. This was partially offset by overweight allocations to the consumer staples and health care sectors, and an underweight allocation to the energy sector, which detracted from relative results.

During the portion of the period that Barings LLC served as a subadviser of the Fund (October 1–November 17, 2020), the Fund lagged the benchmark. The sectors that hampered performance were the industrial, information technology, and energy sectors. With respect to specific Fund holdings, Alphabet (the parent company of Google), Honeywell International Inc. (an American multinational conglomerate corporation), and investment banking company JPMorgan Chase were the strongest performers, while General Electric, Boeing, and The Walt Disney Company detracted.

Subadviser outlook

Wellington Management notes that, while the rollout of vaccines in the U.S. has benefited equity markets, investor optimism has been muddled by increasing macro uncertainties. Within the U.S. value universe, which tends to have greater exposure to macroeconomic risks, Fund management continues to monitor the evolving risks in the universe. In particular, Wellington Management is paying close attention to the potential economic ramifications from the spread of the COVID-19 Delta variant and the reemergence of pandemic-related restrictions in some regions. Wellington Management is also monitoring the potential broad market disruption from political uncertainty surrounding the U.S. debt ceiling, and the potential impact that Federal Reserve tapering may have on company fundamentals. Against this backdrop, Wellington Management expects continued volatility, as investors balance near-term risks with long-term opportunities.

MassMutual Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Disciplined Value Fund Largest Holdings (% of Net Assets) on 9/30/21
Danaher Corp.	3.0%
JPMorgan Chase & Co.	2.9%
UnitedHealth Group, Inc.	2.5%
Walmart, Inc.	2.2%
Bristol-Myers Squibb Co.	2.1%
Thermo Fisher Scientific, Inc.	2.1%
Emerson Electric Co.	2.1%
Citigroup, Inc.	2.0%
Devon Energy Corp.	1.9%
Altria Group, Inc.	1.9%
22.7%

MassMutual Disciplined Value Fund Sector Table (% of Net Assets) on 9/30/21
Consumer, Non-cyclical	30.9%
Financial	27.4%
Technology	11.9%
Industrial	11.2%
Consumer, Cyclical	5.8%
Communications	4.4%
Energy	3.2%
Basic Materials	1.5%
Mutual Funds	1.5%
Utilities	1.4%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

MassMutual Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	37.75%	10.13%		8.30%
Class R5	11/01/2004	37.57%	10.03%	12.55%
Service Class	12/19/2000	37.60%	9.90%	12.43%
Administrative Class	11/01/2004	37.32%	9.78%	12.31%
Class A	11/01/2004	37.00%	9.53%	12.03%
Class A (sales load deducted)*	11/01/2004	29.47%	8.29%	11.40%
Class R4	04/01/2014	37.08%	9.63%		7.81%
Class R3	11/01/2004	36.87%	9.36%	11.83%
Russell 1000 Value Index		35.01%	10.94%	13.51%	9.37%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Main Street Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Main Street Fund*, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier Main Street Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 28.11%, underperforming the 30.00% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, stock selection in the industrials, communication services, and energy sectors was the primary driver of the Fund’s underperformance. This was partially offset by stronger stock selection in the information technology, health care, and utilities sectors.

For the Fund, the largest individual detractor from relative performance was not owning Alphabet, which is Google’s parent company. With respect to Fund holdings, the largest relative detractors included Amazon, Procter & Gamble, and Verizon. Alphabet was one of the top performers in the benchmark, although it was not in the Fund’s portfolio, as Fund management preferred Amazon, Facebook, and Microsoft for similar exposures. Amazon and Procter & Gamble were both up modestly on an absolute basis but trailed the broader market after previously being outperformers. The companies had performed well as “pandemic plays,” but reopening-oriented stocks began to do better during the trailing one-year period. Verizon is traditionally a more defensive-oriented stock and trailed during the market advance. Additionally, the company continued to experience weak net subscriber additions as COVID-19-related retail store restrictions limited the pool of switching subscribers and AT&T used aggressive pricing to defend its subscriber base.

The Fund holdings that were the top individual contributors to relative returns were Applied Materials, Capital One, and HCA Healthcare. Semiconductor chip manufacturer Applied Materials continued to benefit from a strong fundamental backdrop, as secular demand drivers remained intact and the company successfully navigated supply chain disruptions. Bank holding company Capital One has been a strong performer as the U.S. has continued its path to reopening. HCA Healthcare benefited from strong admissions, with surgeries returning to pre-pandemic levels.

Subadviser outlook

Invesco notes that the rebound in the economy has been substantial. Beyond the pent-up demand caused by cabin fever, this was not a recession caused by excesses that needed to be burned off with time. That said, Fund management does not think a simple resumption of the previous economic trend is in the cards. In Invesco’s view, some areas of the economy will be far slower to recover from the pandemic than others. Fund management believes that some of the business adaptations from COVID-19 are likely to remain as permanent changes, which could reduce demand for commercial travel and real estate.

Further, Invesco notes that copious monetary and fiscal stimulus is adding to an already significant money supply and federal budget deficit, raising the risk of material inflation. Interest rates remain low for now, but Invesco thinks long-term rates bear watching. Fund management believes that the current debate in the market is whether or not the elevated inflation we have been experiencing of late is transitory.

MassMutual Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Main Street Fund Largest Holdings (% of Net Assets) on 9/30/21
Microsoft Corp.	6.1%
Amazon.com, Inc.	5.7%
JP Morgan Chase & Co.	3.9%
Facebook, Inc. Class A	3.8%
salesforce.com, Inc.	2.9%
UnitedHealth Group, Inc.	2.7%
United Parcel Service, Inc. Class B	2.6%
HCA Healthcare, Inc.	2.5%
Prologis, Inc.	2.4%
QUALCOMM, Inc.	2.3%
34.9%

MassMutual Main Street Fund Sector Table (% of Net Assets) on 9/30/21
Technology	23.2%
Consumer, Non-cyclical	20.0%
Communications	17.8%
Financial	14.8%
Industrial	11.1%
Consumer, Cyclical	7.9%
Energy	2.2%
Utilities	1.4%
Basic Materials	0.7%
Mutual Funds	0.2%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

MassMutual Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	28.21%	14.65%		12.35%
Class R5	12/31/2004	28.11%	14.54%	15.23%
Service Class	12/31/2004	28.00%	14.40%	15.13%
Administrative Class	12/31/2004	27.91%	14.30%	14.99%
Class A	12/31/2004	27.56%	14.02%	14.71%
Class A (sales load deducted)*	12/31/2004	20.54%	12.73%	14.06%
Class R4	04/01/2014	27.64%	14.13%		11.84%
Class R3	12/31/2004	27.36%	13.86%	14.49%
S&P 500 Index		30.00%	16.90%	16.63%	13.96%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Disciplined Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Disciplined Growth Fund*, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of U.S. large- and mid-cap companies. The Fund currently invests substantially all of its assets in companies represented in the MSCI USA Growth Index or the Russell 1000® Growth Index at the time of purchase, although the Fund is actively managed and is not an index fund or a passively managed investment. Constituents of the MSCI USA Growth Index and the Russell 1000 Growth Index are companies that exhibit certain growth characteristics, as defined by the index providers, such as historical and predicted future earnings per share growth rates and trends, historical sales per share growth trends, and internal growth rate. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management). Effective November 18, 2020, Wellington Management replaced Barings LLC as subadviser of the Fund.

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier Disciplined Growth Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Service Class shares returned 26.53%, underperforming the 27.32% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the portion of the period that Wellington Management served as a subadviser of the Fund (November 18, 2020–September 30, 2021), underweight allocations to the consumer discretionary and health care sectors detracted from relative results. This was partially offset by an underweight allocation to the industrial sector and overweight allocations to the financial and information technology sectors, both of which contributed to performance.

During the period, overweight allocations to Fund holdings Zoom Video Communications (information technology) and Mastercard (information technology) hampered the Fund’s performance. The Fund continued to own both Zoom Video Communications and Mastercard as of September 30, 2021 but reduced its overweight allocation to both names.

On the positive side, the impact of security selection, which is a byproduct of Wellington Management’s systematic factor construction process, was positive for the period, led by strong selection in the industrial, consumer discretionary, and real estate sectors. With respect to specific Fund holdings, technology research and consulting company Gartner (information technology) and enterprise security company Fortinet (information technology) were the two largest contributors to relative results during the period. The Fund continued to own Gartner as of the end of the period but eliminated its position in Fortinet.

During the portion of the period that Barings LLC served as a subadviser of the Fund (October 1-November 17, 2020), the Fund lagged the benchmark. The sectors that hampered performance were consumer discretionary, health care, and consumer staples. With respect to specific Fund holdings, semiconductors and software manufacturer Qualcomm, Zoom Video Communications Inc, and biopharmaceutical company AbbVie were the strongest performers, while positions in Tesla, Mastercard, and NVIDIA, which designs and manufactures computer graphics processors, chipsets, and related multimedia software, detracted from results.

Subadviser outlook

Wellington Management notes that, while the rollout of vaccines in the U.S. has benefited equity markets, investor optimism has been muddled by increasing macro uncertainties. Although U.S. growth stocks ended the period higher, Fund management continues to monitor the evolving risks in the universe. In particular, Wellington Management is paying close attention to the potential economic ramifications from the spread of the COVID-19 Delta variant and the reemergence of pandemic-related restrictions in some regions. Wellington Management is also monitoring the potential broad market disruption from political uncertainty surrounding the U.S. debt ceiling, and the potential impact that Federal Reserve tapering may have on company fundamentals. Against this backdrop, Wellington Management expects continued volatility, as investors balance near-term risks with long-term opportunities.

MassMutual Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Disciplined Growth Fund Largest Holdings (% of Net Assets) on 9/30/21
Microsoft Corp.	10.5%
Amazon.com, Inc.	6.8%
Apple, Inc.	4.8%
Facebook, Inc. Class A	4.5%
Adobe, Inc.	4.0%
NVIDIA Corp.	3.7%
Visa, Inc. Class A	3.7%
Alphabet, Inc. Class A	3.3%
Mastercard, Inc. Class A	2.6%
Alphabet, Inc. Class C	2.6%
46.5%

MassMutual Disciplined Growth Fund Sector Table (% of Net Assets) on 9/30/21
Technology	34.2%
Communications	22.9%
Consumer, Non-cyclical	19.0%
Financial	10.4%
Consumer, Cyclical	8.0%
Industrial	3.9%
Energy	0.5%
Basic Materials	0.5%
Mutual Funds	0.3%
Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%
Net Assets	100.0%

MassMutual Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	26.75%	20.82%		16.28%
Class R5	11/01/2004	26.72%	20.69%	18.50%
Service Class	12/19/2000	26.53%	20.56%	18.37%
Administrative Class	11/01/2004	26.46%	20.44%	18.25%
Class A	11/01/2004	26.12%	20.16%	17.96%
Class A (sales load deducted)*	11/01/2004	19.18%	18.81%	17.29%
Class R4	04/01/2014	26.20%	20.26%		15.74%
Class R3	04/01/2014	25.88%	19.97%		15.46%
Russell 1000 Growth Index		27.32%	22.84%	19.68%	18.18%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Small Cap Opportunities Fund*, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small-cap companies. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier Small Cap Opportunities Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class A shares returned 48.15%, outperforming the 47.68% return of the Russell 2000® Index (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, strong stock selection in the information technology, financial, and consumer discretionary sectors was the primary driver of the Fund’s outperformance. This was partially offset by weaker stock selection in the materials sector – and both stock selection and an underweight allocation to the energy sector.

The Fund holdings that were the top contributors to relative performance were Atkore, Korn Ferry, and AutoNation. Atkore, a manufacturer and distributor of electrical, mechanical, and safety infrastructure solutions to power and protect the world, benefited from strong price realization as polyvinyl chloride (PVC) conduit industry-wide was in tight supply. This drove the company’s earnings before interest, tax, depreciation, and amortization (EBITDA) margins to a historically strong level. Korn Ferry, a management consulting firm, experienced a strong rebound in revenues, new business bookings, and earnings. American automotive retailer AutoNation benefited as new vehicle shortages led to high per-vehicle pricing in both new and used cars. The company also announced a significant new share repurchase authorization.

On the downside, Fund holdings that were the top individual detractors from relative performance included Emergent BioSolutions, LHC Group, and Tandem Diabetes Care. Global life sciences company Emergent BioSolutions experienced a contamination event at one of their manufacturing facilities that was producing Johnson & Johnson’s COVID-19 vaccine, causing 15 million vials to be discarded. This issue was widely publicized in the media and impacted the company’s reputation as a contract manufacturer, which was their main growth driver. Consequently, Fund management exited the position. LHC Group, a national provider of health-care services, sold off in the last two months of the reporting period after its closest peer reported a difficult quarter; LHC shares traded down in sympathy. Tandem Diabetes Care sold off early in the fiscal year after reporting modest guidance in an environment of elevated investor expectations. Management also pushed out the timing for the next pipeline product, which was not received well by investors.

Subadviser outlook

Invesco notes that the rebound in the economy has been substantial. Beyond the pent-up demand caused by cabin fever, this was not a recession caused by excesses that needed to be burned off with time. That said, Fund management does not think a simple resumption of the previous economic trend is in the cards. In Invesco’s view, some areas of the economy will be far slower to recover from the pandemic than others. Fund management believes that some of the business adaptations from COVID-19 are likely to remain as permanent changes, which could reduce demand for commercial travel and real estate.

Further, Invesco notes that copious monetary and fiscal stimulus is adding to an already significant money supply and federal budget deficit, raising the risk of material inflation. Interest rates remain low for now, but Invesco thinks long-term rates bear watching. Fund management believes that the current debate in the market is whether or not the elevated inflation we have been experiencing of late is transitory.

MassMutual Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Small Cap Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/21
j2 Global, Inc.	2.4%
Zurn Water Solutions Corp.	2.4%
ASGN, Inc.	2.2%
Korn Ferry	2.1%
AutoNation, Inc.	2.0%
WSFS Financial Corp.	1.9%
Brooks Automation, Inc.	1.9%
Inspire Medical Systems, Inc.	1.8%
Tenet Healthcare Corp.	1.8%
Stifel Financial Corp.	1.7%
20.2%

MassMutual Small Cap Opportunities Fund Sector Table (% of Net Assets) on 9/30/21
Consumer, Non-cyclical	25.4%
Financial	19.6%
Industrial	14.8%
Technology	13.5%
Consumer, Cyclical	11.7%
Utilities	4.6%
Basic Materials	3.9%
Communications	3.2%
Energy	2.2%
Mutual Funds	0.0%
Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%
Net Assets	100.0%

MassMutual Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class A

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	48.95%	14.79%		11.01%
Class R5	11/01/2004	48.78%	14.68%	15.87%
Service Class	11/01/2004	48.72%	14.57%	15.76%
Administrative Class	11/01/2004	48.54%	14.45%	15.64%
Class A	07/20/1998	48.15%	14.17%	15.35%
Class A (sales load deducted)*	07/20/1998	40.00%	12.89%	14.70%
Class R4	04/01/2014	48.31%	14.27%		10.50%
Class R3	04/01/2014	48.00%	13.99%		10.23%
Russell 2000 Index		47.68%	13.45%	14.63%	10.24%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Global Fund*, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities, including American Depositary Receipts (ADRs), and can invest in any country, including developing or emerging market countries. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier Global Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 31.27%, outperforming the 27.44% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, favorable stock selection was the primary factor in the Fund’s outperformance. The Fund benefited most from its holdings in the communication services, real estate, and consumer staples sectors, as well as the industrial, health care, and utilities sectors. Fund holdings in the financial, information technology, and energy sectors underperformed. Over the reporting period the Fund had its largest overweight allocations to the communication services, information technology, and industrial sectors, and its largest underweight allocation to the financial sector.

The three Fund holdings that were major positive contributors to performance for the reporting period were Alphabet Inc., LVMH Moet Hennessy Louis Vuitton, and Intuit Inc. Alphabet Inc., the parent company of Google, has long been the Fund’s largest holding. The company has a collection of businesses that possess large competitive moats. LVMH Moet Hennessy Luis Vuitton, like most luxury goods companies, did surprisingly well through the pandemic. Intuit Inc. is the leading provider of tax and bookkeeping software in the U.S. In Fund management’s view, the company has done an effective job at innovating, and its purchase of Credit Karma is now bearing fruit.

The three Fund holdings that were major detractors from performance during the reporting period were SAP SE; Sarepta Therapeutics, Inc.; and Fidelity National Information Services, Inc. SAP SE, the dominant enterprise software company, is transitioning its clients to a subscription model and this is compressing earnings. Sarepta Therapeutics Inc. is a biotech that had a late-stage clinical trial failure related to a muscular dystrophy therapy. Fund management exited the Fund’s position in Sarepta Therapeutics upon the news. Fidelity National Information Services is a company with a significant, hard-to-dislodge position in the plumbing of the financial system. It has not been the center of investors’ attentions during the strong market uptick.

Subadviser outlook

Over the past 12 months, global equities performed well. Most economies have begun to recover from the COVID-19 recession, while fiscal and monetary authorities have remained accommodative. The reopening of the economy has led to shortages in supply chains as well as inflationary pressures. In Invesco’s opinion, this is to be expected. However, Fund management believes that near-term investor sentiment is likely to be driven by expectations regarding inflation and how soon central banks, especially the Federal Reserve in the U.S., begin to tighten monetary conditions in response.

MassMutual Global Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Global Fund Largest Holdings (% of Net Assets) on 9/30/21
Alphabet, Inc. Class A	10.5%
Intuit, Inc.	5.6%
Facebook, Inc. Class A	5.2%
S&P Global, Inc.	4.8%
LVMH Moet Hennessy Louis Vuitton SE	4.6%
Adobe, Inc.	4.5%
JD.com, Inc. ADR	3.4%
Analog Devices, Inc.	3.3%
Nidec Corp.	3.2%
Airbus SE	3.1%
48.2%

MassMutual Global Fund Sector Table (% of Net Assets) on 9/30/21
Communications	23.2%
Industrial	23.1%
Technology	20.5%
Consumer, Non-cyclical	17.6%
Consumer, Cyclical	8.7%
Financial	6.8%
Mutual Funds	0.5%
Total Long-Term Investments	100.4%
Short-Term Investments and Other Assets and Liabilities	(0.4)%
Net Assets	100.0%

MassMutual Global Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	31.36%	17.39%		12.04%
Class R5	12/31/2004	31.27%	17.29%	14.40%
Service Class	12/31/2004	31.09%	17.16%	14.28%
Administrative Class	12/31/2004	31.03%	17.05%	14.15%
Class A	12/31/2004	30.65%	16.76%	13.85%
Class A (sales load deducted)*	12/31/2004	23.46%	15.45%	13.21%
Class R4	04/01/2014	30.79%	16.87%		11.54%
Class R3	12/31/2004	30.51%	16.57%	13.71%
MSCI ACWI Index		27.44%	13.20%	11.90%	9.63%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual International Equity Fund*, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. The Fund invests primarily in the common stock of companies that are domiciled or that have their primary operations outside of the United States. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of foreign companies. The Fund may invest up to 100% of its total assets in such securities. The Fund may invest in emerging markets as well as in developed markets throughout the world. From time to time, the Fund may place greater emphasis on investing in one or more particular regions (such as Asia, Europe, or Latin America). The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 74% of the Fund’s portfolio; and Thompson, Siegel & Walmsley LLC (TSW), which was responsible for approximately 26% of the Fund’s portfolio, as of September 30, 2021.

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier International Equity Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 17.79%, significantly underperforming the 23.92% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2021, within the TSW component of the Fund, holdings in communication services detracted from relative returns. Ubisoft Entertainment SA and Square Enix Holdings Co., Ltd. were the Fund component holdings that were the primary laggards, despite being COVID-19 beneficiaries with improving fundamentals and strong growth outlooks. French videogame creator Ubisoft was another Fund component holding that underperformed after turning in mixed results throughout the period. Square Enix reported a series of strong results and raised expectations for future quarters. This Fund component holding’s mobile game segment performed well, but lackluster sales of a highly anticipated console title, Marvel Avengers, detracted. Fund component holdings in the energy sector also hampered relative performance, with ENEOS Holdings being a primary underperformer. The Japanese oil refiner lagged despite reporting solid results and raising guidance. TSW eliminated its position in the company. Turning to the positive, stock selection in the industrial and materials sectors was a primary driver of TSW’s relative returns. Ashtead Group PLC and Hitachi, Ltd. were among the top performers in the industrial sector. U.K. rental equipment company Ashtead Group performed well after releasing a series of satisfactory results. Japanese industrial equipment manufacturer Hitachi performed well after releasing strong results and guidance above expectations. Fund component holdings ArcelorMittal and Glencore PLC performed well in materials. Global steel manufacturer ArcelorMittal reported strong results, underpinned by sequential volume improvements. Global commodity trading and mining company Glencore reported strong results, primarily driven by higher coal prices.

Within the Wellington Management Fund component, top detractors from relative returns during the period included Reckitt Benckiser (consumer staples) and KAO (consumer staples). The share price of Reckitt Benckiser, a U.K.-based global consumer goods and health care company, fell over the period, as management reported weak results and lowered full-year margin guidance. Wellington Management trimmed the position for opportunities where Fund management sees more upside potential. In its second-quarter earnings release, Japanese chemical and cosmetics company KAO guided for softer 2021 earnings, as they continued to suffer from weaker inbound sales amid the pandemic. Turning to the positive, Fund component holdings that were top contributors to relative performance included Bank of Nova Scotia (financials) and Capgemini (information technology). Shares of Bank of Nova Scotia rose over the period on the back of strong earnings, primarily due to reduced provisions for credit loss. Shares of French IT services and consulting company Capgemini increased over the period. While second-quarter earnings missed consensus estimates, semiannual revenue beat expectations, rising nearly 15% year-over-year.

MassMutual International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

TSW notes that corporate profit and cash flow growth have been outstanding over the past year, although input price pressures and tight supply chains could squeeze margins in the near term. In TSW’s view, these problems could begin to ease over the next 12 months as markets adjust. TSW believes that interest rate movements will be a key variable heading into 2022. Despite these concerns, TSW believes that conditions remain favorable for non-U.S. equities –and that an expanding global economy, coupled with improved consumer and business confidence, could keep demand for consumer and capital goods at healthy levels, while tolerance for a somewhat higher inflation rate may provide cover for prices to match input costs.

Wellington Management notes that the market and the economy are shifting. Inflation fears are rising for the first time in decades, which is causing investors to consider whether the era of “free money” is coming to an end. The implications of this shift would be significant. Nevertheless, Wellington Management expects that its Fund component has the potential to be resilient in this environment – noting that its holdings generally have strong pricing power to help them manage inflation pressures, and tend to generate substantial cash flow, which allows them to fund their growth without the need for the capital markets. At the end of the period, the Wellington Management Fund component had its largest overweight allocations to the consumer staples and health care sectors – and its most underweight allocations to the information technology and financial sectors.

MassMutual International Equity Fund Largest Holdings (% of Net Assets) on 9/30/21
Astellas Pharma, Inc.	3.1%
Roche Holding AG	3.0%
Linde PLC	2.8%
Nestle SA Registered	2.8%
Diageo PLC	2.8%
KDDI Corp.	2.7%
AIA Group Ltd.	2.7%
Koninklijke Philips NV	2.7%
Novartis AG Registered	2.7%
Heineken NV	2.6%
27.9%

MassMutual International Equity Fund Sector Table (% of Net Assets) on 9/30/21
Consumer, Non-cyclical	41.4%
Industrial	13.9%
Financial	13.3%
Consumer, Cyclical	7.8%
Basic Materials	4.4%
Utilities	4.2%
Technology	3.9%
Communications	3.7%
Energy	3.4%
Diversified	0.3%
Mutual Funds	0.2%
Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%
Net Assets	100.0%

MassMutual International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	17.97%	8.05%		5.04%
Class R5	10/03/1994	17.79%	7.92%	8.76%
Service Class	01/01/1998	17.72%	7.81%	8.67%
Administrative Class	05/03/1999	17.59%	7.70%	8.55%
Class A	01/01/1998	17.30%	7.44%	8.28%
Class A (sales load deducted)*	01/01/1998	10.84%	6.23%	7.67%
Class R4	04/01/2014	17.41%	7.56%		4.56%
Class R3	04/01/2014	17.07%	7.26%		4.29%
MSCI ACWI ex USA		23.92%	8.94%	7.48%	5.22%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Strategic Emerging Markets Fund*, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

*	Prior to 05/01/2021, the Fund’s name was MassMutual Premier Strategic Emerging Markets Fund.

How did the Fund perform during the 12 months ended September 30, 2021?

The Fund’s Class R5 shares returned 14.38%, underperforming the 18.20% return of the MSCI Emerging Markets (EM) Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

On a sector basis, an underweight allocation to the information technology sector was the largest detractor from the Fund’s relative performance for the period ended September 30, 2021. Fund holdings in the communication services sector and stock selection within and an underweight allocation to the materials sector also detracted. On the other hand, Fund holdings in the energy, consumer staples, and real estate sectors were among the top contributors to relative performance. With regard to country exposure, Fund holdings in China and Brazil, as well as an underweight allocation to South Korea, detracted from performance. Conversely, stock selection and an overweight allocation to India, along with overweight allocations to Mexico and Russia, were the main contributors to the Fund’s relative performance.

Fund holdings that were detractors from absolute performance included Alibaba (consumer discretionary), New Oriental Education (consumer discretionary), and TAL Education (consumer discretionary). Alibaba is one of China’s most dominant internet companies and holds the leading position in the sizable e-commerce market. However, the company faced several challenges during the reporting period, including increased competition and a host of regulatory interventions. Fund management had been reducing the Fund’s exposure to Alibaba for several quarters, but fully exited the stock at the beginning of the third quarter of 2021. New Oriental Education (EDU) operates in China’s vast after-school tutoring (AST) market and is the nation’s largest private tutoring provider. The AST market in China experienced volatility due to contemplated reforms the government was looking to implement.

TAL Education also operates in China’s AST market. During the reporting period, the price of Tal shares came under extreme pressure for the same reasons as EDU shares did.

Turning to the positive, Fund holdings that contributed to the Fund’s absolute performance included Taiwan Semiconductor Manufacturing (information technology), Novatek (energy), and Housing Development Financial Corp. (financials). Taiwan Semiconductor Manufacturing, the world’s preeminent semiconductor foundry, benefited from the COVID-19-created stay-at-home era, which spurred consumer spending on modern household appliances and other products that rely on customized smart chips. Novatek, a Russian energy company that has always stood at the forefront of technological and business innovation, found creative ways to add value to its constantly expanding natural gas and condensate resource base. Housing Development Finance Corporation, a long-term holding of the Fund, was the first specialized mortgage company in India. During the period, the company reported loan growth, margin improvement, and stable asset quality in its banking business.

MassMutual Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

During this period of crisis and uncertainty, Invesco remains focused on understanding the macroeconomic pressures that are idiosyncratic to emerging markets. Nevertheless, Invesco is unwavering in its approach as bottom-up investors that focus on the long term, while avoiding tactical missteps. Fund management plans to continue to seek high-quality companies that they believe have durable long-term growth potential – supported by strong competitive positions, balance sheets, and cash flows – which Fund management believes will allow them to thrive in the post-COVID-19 world. As of September 30, 2021, the Fund had exposure to sectors and industries where Fund management sees the potential for dynamic change and real value being extracted – including e-commerce, cloud computing, internet services, health care, travel, and education.

MassMutual Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 9/30/21
Taiwan Semiconductor Manufacturing Co. Ltd.	8.0%
Housing Development Finance Corp. Ltd.	5.4%
Novatek PJSC Sponsored GDR Registered	5.0%
AIA Group Ltd.	4.3%
Kotak Mahindra Bank Ltd.	3.8%
Yandex NV Class A	3.7%
Yum China Holdings, Inc.	3.5%
Tencent Holdings Ltd.	3.2%
Tata Consultancy Services Ltd.	3.1%
Grab Holdings, Inc., Series H (Acquired 6/18/19, Cost $2,438,401)	2.9%
42.9%

MassMutual Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 9/30/21
Financial	22.2%
Technology	17.5%
Consumer, Cyclical	16.6%
Consumer, Non-cyclical	12.5%
Communications	11.4%
Industrial	6.0%
Basic Materials	5.5%
Energy	5.0%
Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%
Net Assets	100.0%

MassMutual Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2021)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	03/01/2011	14.53%	9.50%	5.26%
Class R5	11/03/2008	14.38%	9.39%	5.12%
Service Class	11/03/2008	14.28%	9.27%	5.02%
Administrative Class	11/03/2008	14.16%	9.17%	4.90%
Class A	11/03/2008	13.83%	8.91%	4.65%
Class A (sales load deducted)*	11/03/2008	7.57%	7.69%	4.06%
Class R4	04/01/2014	13.98%	9.01%		4.96%
Class R3	04/01/2014	13.64%	8.72%		4.69%
MSCI Emerging Markets Index		18.20%	9.23%	6.09%	5.63%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual U.S. Government Money Market Fund – Portfolio of Investments
September 30, 2021

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 103.2%
Discount Notes — 73.3%
Federal Farm Credit Bank
0.030% 1/03/22, 1/03/22 (a)	$537,000	$536,958
0.051% 12/10/21, 12/10/21 (a)	4,100,000	4,099,602
0.066% 10/19/21, 10/19/21 (a)	7,700,000	7,699,750
Federal Home Loan Bank
0.010% 10/01/21, 10/01/21 (a)	5,800,000	5,800,000
0.025% 11/17/21, 11/17/21 (a)	10,200,000	10,199,667
0.029% 10/15/21, 10/15/21 (a)	1,900,000	1,899,979
0.030% 10/27/21, 10/27/21 (a)	6,000,000	5,999,870
0.034% 10/06/21, 10/06/21 (a)	4,500,000	4,499,979
0.035% 11/10/21, 11/10/21 (a)	5,000,000	4,999,811
0.036% 12/08/21, 12/08/21 (a)	6,000,000	5,999,603
0.037% 11/03/21, 11/03/21 (a)	10,000,000	9,999,670
0.041% 10/08/21, 10/08/21 (a)	1,000,000	999,992
0.041% 10/22/21, 10/22/21 (a)	3,024,000	3,023,930
0.041% 10/27/21, 10/27/21 (a)	1,800,000	1,799,948
0.041% 11/03/21, 11/03/21 (a)	8,200,000	8,199,699
SOFR + 0.005% 0.055% FRN 10/01/21, 12/20/21 (a)	20,000,000	20,000,000
SOFR + 0.005% 0.055% FRN 10/01/21, 3/11/22 (a)	17,000,000	17,000,000
SOFR + 0.010% 0.060% FRN 10/01/21, 9/06/22 (a)	12,000,000	12,000,000
SOFR + 0.010% 0.060% FRN 10/01/21, 9/08/22 (a)	20,000,000	20,000,000
SOFR + 0.055% 0.105% FRN 10/01/21, 5/13/22 (a)	15,000,000	15,000,000
SOFR + 0.060% 0.110% FRN 10/01/21, 2/11/22 (a)	13,000,000	13,000,000
		172,758,458
Repurchase Agreement — 14.9%
HSBC Securities (USA) Inc., Tri-Party Repurchase Agreement, dated 9/30/21, 0.040%, due 10/01/21 (b)	35,000,000	35,000,000

	Principal Amount	Value
U.S. Treasury Bill — 15.0%
U.S. Treasury Bill
0.035% 11/04/21	$5,600,000	$5,599,818
0.041% 10/07/21	7,200,000	7,199,952
0.041% 10/19/21	1,700,000	1,699,966
0.046% 10/14/21	4,600,000	4,599,925
0.050% 10/28/21	8,900,000	8,899,673
0.052% 10/26/21	7,100,000	7,099,745
0.053% 10/26/21	300,000	299,989
		35,399,068

TOTAL SHORT-TERM INVESTMENTS (Cost $243,157,526)		243,157,526

TOTAL INVESTMENTS — 103.2% (Cost $243,157,526) (c)		243,157,526

Other Assets/(Liabilities) — (3.2)%		(7,579,661)

NET ASSETS — 100.0%		$235,577,865

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect reset date and final maturity date, respectively.
(b)

Maturity value of $35,000,039. Collateralized by U.S. Government Agency obligations with rates ranging from 0.000% - 2.000%, maturity dates ranging from 3/31/22 - 2/15/50, and an aggregate market value, including accrued interest, of $35,700,000.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments
September 30, 2021

	Principal Amount	Value
BONDS & NOTES — 99.2%
CORPORATE DEBT — 50.6%
Agriculture — 1.5%
BAT Capital Corp.
4.700% 4/02/27	$1,750,000	$1,975,999
Imperial Brands Finance PLC
3.125% 7/26/24 (a)	1,393,000	1,465,491
3.500% 2/11/23 (a)	579,000	595,972
Wens Foodstuffs Group Co. Ltd.
2.349% 10/29/25 (a)	1,750,000	1,584,192
		5,621,654
Airlines — 0.6%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% 10/20/25 (a)	2,083,000	2,228,718
Auto Manufacturers — 2.8%
Ford Motor Credit Co. LLC
3 mo. USD LIBOR + 1.235% 1.360% FRN 2/15/23	1,130,000	1,125,509
3.087% 1/09/23	625,000	634,188
3.350% 11/01/22	1,555,000	1,580,082
General Motors Co.
6.125% 10/01/25	1,247,000	1,460,589
Harley-Davidson Financial Services, Inc.
3.350% 6/08/25 (a)	977,000	1,037,102
Hyundai Capital America
1.500% 6/15/26 (a)	1,805,000	1,785,174
Kia Corp.
1.000% 4/16/24 (a)	985,000	985,176
Nissan Motor Acceptance Co. LLC
1.850% 9/16/26 (a)	1,850,000	1,829,956
		10,437,776
Auto Parts & Equipment — 0.3%
Metalsa SA de CV
4.900% 4/24/23 (a)	950,000	989,197
Banks — 10.6%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	1,755,000	1,945,607
Arab National Bank 5 year CMT + 2.974%
3.326% VRN 10/28/30 (a)	1,350,000	1,385,953
Banco Santander SA
1.849% 3/25/26	1,400,000	1,417,412
Bank of America Corp.
3.950% 4/21/25	385,000	419,450
4.000% 1/22/25	1,396,000	1,516,746
4.250% 10/22/26	700,000	787,646

	Principal Amount	Value
The Bank of Nova Scotia
4.500% 12/16/25	$2,166,000	$2,433,134
Barclays PLC
5.200% 5/12/26	1,655,000	1,892,261
BPCE SA
4.625% 7/11/24 (a)	350,000	380,994
5.700% 10/22/23 (a)	2,315,000	2,537,942
Citigroup, Inc.
4.400% 6/10/25	2,800,000	3,097,888
Credit Suisse AG
6.500% 8/08/23 (a)	1,750,000	1,915,025
Danske Bank A/S
1.549% 9/10/27 (a)	600,000	595,015
5.000% 1/12/22 (a)	1,080,000	1,092,997
Deutsche Bank AG SOFR + 2.159%
2.222% VRN 9/18/24	935,000	958,292
The Goldman Sachs Group, Inc.
4.250% 10/21/25	3,375,000	3,736,616
HSBC Holdings PLC
4.250% 8/18/25	1,051,000	1,152,512
4.375% 11/23/26	154,000	171,569
ING Groep NV SOFR + 1.005%
1.726% VRN 4/01/27	868,000	872,550
JPMorgan Chase & Co. SOFR + .765%
1.470% VRN 9/22/27	940,000	933,546
Macquarie Group Ltd. SOFR + 1.069%
1.340% VRN 1/12/27 (a)	1,120,000	1,109,768
Morgan Stanley
3.700% 10/23/24	630,000	683,264
4.350% 9/08/26	1,750,000	1,974,992
Natwest Group PLC 1 year CMT + .900%
1.642% VRN 6/14/27	725,000	724,630
Sberbank of Russia Via SB Capital SA
5.250% 5/23/23 (a)	1,350,000	1,420,875
Societe Generale SA 1 year CMT + 1.100%
1.488% VRN 12/14/26 (a)	1,469,000	1,452,036
UBS Group AG
4.125% 9/24/25 (a)	1,770,000	1,954,756
Wells Fargo & Co.
4.100% 6/03/26	860,000	957,277
		39,520,753
Beverages — 0.6%
Bacardi Ltd.
4.450% 5/15/25 (a)	1,186,000	1,306,759

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JDE Peet’s NV
1.375% 1/15/27 (a)	$965,000	$951,594
		2,258,353
Chemicals — 0.8%
Celanese US Holdings LLC
1.400% 8/05/26	525,000	520,971
MEGlobal Canada ULC
5.000% 5/18/25 (a)	950,000	1,048,990
Syngenta Finance NV
4.441% 4/24/23 (a)	810,000	846,676
4.892% 4/24/25 (a)	565,000	618,156
		3,034,793
Commercial Services — 1.7%
Adani Ports & Special Economic Zone Ltd.
3.375% 7/24/24 (a)	3,129,000	3,256,054
Ashtead Capital, Inc.
1.500% 8/12/26 (a)	660,000	652,852
Element Fleet Management Corp.
1.600% 4/06/24 (a)	510,000	517,270
Triton Container International Ltd.
2.050% 4/15/26 (a)	2,015,000	2,020,693
		6,446,869
Computers — 0.5%
Dell International LLC/EMC Corp.
4.000% 7/15/24	763,000	825,298
5.850% 7/15/25	836,000	972,285
		1,797,583
Distribution & Wholesale — 0.8%
Li & Fung Ltd.
4.500% 8/18/25 (a)	2,850,000	2,942,239
Diversified Financial Services — 4.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.875% 8/14/24	1,830,000	1,906,073
4.500% 9/15/23	440,000	468,745
Aircastle Ltd.
4.125% 5/01/24	930,000	989,149
5.000% 4/01/23	360,000	382,425
Antares Holdings LP
2.750% 1/15/27 (a)	640,000	640,272
3.950% 7/15/26 (a)	910,000	958,547
6.000% 8/15/23 (a)	1,172,000	1,267,809
Avolon Holdings Funding Ltd.
2.875% 2/15/25 (a)	2,130,000	2,189,336
BGC Partners, Inc.
4.375% 12/15/25	1,075,000	1,160,471

	Principal Amount	Value
Blackstone Private Credit Fund
2.625% 12/15/26 (a)	$1,570,000	$1,563,660
Brookfield Finance, Inc.
4.000% 4/01/24	710,000	761,775
Lazard Group LLC
3.750% 2/13/25	1,840,000	1,985,877
LeasePlan Corp. NV
2.875% 10/24/24 (a)	520,000	544,233
SPARC EM SPC Panama Metro Line 2 SP
0.000% 12/05/22 (a)	512,162	504,480
Synchrony Financial
3.950% 12/01/27	845,000	931,635
		16,254,487
Electric — 1.1%
Alliant Energy Finance LLC
1.400% 3/15/26 (a)	545,000	537,269
Enel Finance International NV
1.375% 7/12/26 (a)	1,310,000	1,301,962
Pacific Gas and Electric Co.
1.750% 6/16/22	2,165,000	2,161,539
		4,000,770
Energy – Alternate Sources — 0.4%
Contemporary Ruiding Development Ltd.
1.500% 9/09/26 (a)	1,364,000	1,342,847
Food — 0.6%
JBS USA Food Co.
7.000% 1/15/26 (a)	900,000	940,905
Smithfield Foods, Inc.
4.250% 2/01/27 (a)	1,175,000	1,284,005
		2,224,910
Gas — 0.5%
ONE Gas, Inc.
1.100% 3/11/24	2,045,000	2,045,096
Health Care – Services — 1.0%
HCA, Inc.
5.375% 2/01/25	1,675,000	1,871,812
Universal Health Services, Inc.
1.650% 9/01/26 (a)	1,840,000	1,827,836
		3,699,648
Insurance — 2.8%
AmTrust Financial Services, Inc.
6.125% 8/15/23	1,565,000	1,597,587
Athene Global Funding
1.730% 10/02/26 (a) (b)	940,000	939,045
2.750% 6/25/24 (a)	890,000	933,848

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brighthouse Financial Global Funding
1.000% 4/12/24 (a)	$605,000	$608,487
1.550% 5/24/26 (a)	1,036,000	1,040,144
CNO Financial Group, Inc.
5.250% 5/30/25	1,740,000	1,957,721
CNO Global Funding
1.750% 10/07/26 (b)	839,000	838,883
Enstar Group Ltd.
4.500% 3/10/22 (c)	890,000	900,858
GA Global Funding Trust
1.625% 1/15/26 (a)	530,000	534,438
Unum Group
3.875% 11/05/25	995,000	1,076,246
		10,427,257
Internet — 0.4%
Expedia Group, Inc.
4.625% 8/01/27	402,000	455,601
Weibo Corp.
3.500% 7/05/24	950,000	989,585
		1,445,186
Investment Companies — 1.7%
Ares Capital Corp.
3.875% 1/15/26	1,160,000	1,240,062
4.200% 6/10/24	859,000	921,095
BlackRock TCP Capital Corp.
3.900% 8/23/24	835,000	887,465
Golub Capital BDC, Inc.
2.500% 8/24/26	600,000	603,498
3.375% 4/15/24	661,000	691,048
Icahn Enterprises LP/ Icahn Enterprises Finance Corp.
4.750% 9/15/24	960,000	998,400
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	855,000	910,103
		6,251,671
Iron & Steel — 0.7%
Vale Overseas Ltd.
6.250% 8/10/26	2,235,000	2,641,032
Leisure Time — 0.2%
Harley-Davidson, Inc.
3.500% 7/28/25 (c)	540,000	576,019
Lodging — 0.7%
Hyatt Hotels Corp.
1.800% 10/01/24 (b)	725,000	726,499
Las Vegas Sands Corp.
3.200% 8/08/24	1,835,000	1,883,818
		2,610,317

	Principal Amount	Value
Machinery – Construction & Mining — 0.5%
The Weir Group PLC
2.200% 5/13/26 (a)	$1,855,000	$1,872,630
Media — 0.6%
Cable Onda SA
4.500% 1/30/30 (a)	1,330,000	1,395,170
ViacomCBS, Inc.
4.750% 5/15/25	865,000	968,083
		2,363,253
Mining — 0.6%
Glencore Funding LLC
1.625% 4/27/26 (a)	975,000	969,661
4.125% 5/30/23 (a)	1,050,000	1,109,640
		2,079,301
Multi-National — 0.6%
Africa Finance Corp.
3.125% 6/16/25 (a)	2,075,000	2,163,279
Oil & Gas — 2.7%
Cenovus Energy, Inc.
5.375% 7/15/25	456,000	519,243
Diamondback Energy, Inc.
0.900% 3/24/23	1,315,000	1,314,522
EQT Corp.
3.000% 10/01/22 (c)	915,000	931,104
6.625% STEP 2/01/25	790,000	904,195
Occidental Petroleum Corp.
5.500% 12/01/25	2,035,000	2,253,763
Ovintiv Exploration, Inc.
5.625% 7/01/24	1,220,000	1,352,606
Petroleos Mexicanos
4.625% 9/21/23	2,635,000	2,739,082
		10,014,515
Packaging & Containers — 0.5%
Berry Global, Inc.
1.650% 1/15/27 (a)	1,415,000	1,397,185
Sealed Air Corp.
5.500% 9/15/25 (a)	284,000	315,950
		1,713,135
Pharmaceuticals — 0.2%
AbbVie, Inc.
3.800% 3/15/25	745,000	808,987
Pipelines — 1.8%
Energy Transfer LP
4.200% 9/15/23	1,170,000	1,242,600
EnLink Midstream Partners LP
4.400% 4/01/24	1,920,000	1,995,686

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
EQM Midstream Partners LP
4.750% 7/15/23	$1,305,000	$1,362,812
Plains All American Pipeline LP / PAA Finance Corp.
4.500% 12/15/26	235,000	262,675
4.650% 10/15/25	1,630,000	1,806,134
		6,669,907
Private Equity — 0.5%
Hercules Capital, Inc.
2.625% 9/16/26	400,000	399,690
4.625% 10/23/22	1,495,000	1,522,645
		1,922,335
Real Estate — 1.5%
Country Garden Holdings Co. Ltd.
8.000% 1/27/24 (a)	2,930,000	3,027,538
MAF Sukuk Ltd.
4.500% 11/03/25 (a)	1,375,000	1,514,439
Shimao Group Holdings Ltd.
6.125% 2/21/24 (a) (c)	1,200,000	1,196,308
		5,738,285
Real Estate Investment Trusts (REITS) — 2.0%
Host Hotels & Resorts LP
3.750% 10/15/23	1,805,000	1,889,363
Service Properties Trust
4.350% 10/01/24	2,000,000	2,025,000
Simon Property Group LP
1.375% 1/15/27	1,140,000	1,128,066
Trust Fibra Uno
5.250% 1/30/26 (a)	1,475,000	1,640,200
Vornado Realty LP
2.150% 6/01/26	665,000	675,138
		7,357,767
Retail — 0.5%
Nordstrom, Inc.
2.300% 4/08/24	564,000	564,034
QVC, Inc.
4.375% 3/15/23	1,230,000	1,282,890
		1,846,924
Semiconductors — 0.2%
Marvell Technology, Inc.
1.650% 4/15/26 (a)	890,000	890,984
Storage & Warehousing — 0.5%
GLP China Holdings Ltd.
4.974% 2/26/24 (a)	1,584,000	1,684,917
Telecommunications — 2.4%
Ericsson LM
4.125% 5/15/22	1,406,000	1,434,739

	Principal Amount	Value
NBN Co. Ltd.
1.450% 5/05/26 (a)	$1,115,000	$1,110,058
Qwest Corp
6.750% 12/01/21	1,255,000	1,266,169
Sprint Communications, Inc.
9.250% 4/15/22	800,000	832,000
Telecom Italia SpA
5.303% 5/30/24 (a)	920,000	991,024
Tower Bersama Infrastructure Tbk PT
4.250% 1/21/25 (a)	3,070,000	3,215,840
		8,849,830
Toys, Games & Hobbies — 0.5%
Mattel, Inc.
3.375% 4/01/26 (a)	1,900,000	1,959,090
Trucking & Leasing — 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1.700% 6/15/26 (a)	1,235,000	1,241,225

TOTAL CORPORATE DEBT (Cost $185,595,215)		187,973,539

MUNICIPAL OBLIGATIONS — 0.1%
Pennsylvania Higher Education Assistance Agency, Revenue Bonds, Series 2006-2, Class B,
1.450% FRN 10/25/42 (d)	450,000	449,033

TOTAL MUNICIPAL OBLIGATIONS (Cost $443,813)		449,033

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 47.4%
Automobile Asset-Backed Securities — 7.0%
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A, Class C, 3.020% 8/20/26 (a)	5,143,000	5,318,228
Series 2019-3A, Class C, 3.150% 3/20/26 (a)	2,764,000	2,863,097
Series 2019-1A, Class C, 4.530% 3/20/23 (a)	633,000	638,654
Series 2018-1A, Class C, 4.730% 9/20/24 (a)	1,270,000	1,340,814
Carmax Auto Owner Trust
Series 2021-4, Class D, 1.480% 3/15/28	520,000	516,672
Series 2021-2, Class D, 1.550% 10/15/27	1,227,000	1,232,569

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Carvana Auto Receivables Trust
Series 2021-N1, Class D, 1.500% 1/10/28	$2,646,000	$2,646,137
Series 2021-P2, 1.880% 5/10/28 (a)	1,289,572	1,290,069
Series 2021-P3, Class D, 2.250% 9/11/28	1,788,000	1,769,691
GM Financial Revolving Receivables Trust, Series 2021-1, Class C
1.670% 6/12/34 (a)	788,000	788,114
Santander Revolving Auto Loan Trust, Series 2019-A, Class D
3.450% 1/26/32 (a)	1,720,000	1,789,960
Westlake Automobile Receivables Trust
Series 2021-1A, Class D, 1.230% 4/15/26 (a)	1,220,000	1,220,582
Series 2021-1A, Class E, 2.330% 8/17/26 (a)	1,505,000	1,502,442
Series 2019-3A, Class E, 3.590% 3/17/25 (a)	1,395,000	1,444,973
World Omni Select Auto Trust, Series 2021-A, Class D
1.440% 11/15/27	1,789,000	1,780,236
		26,142,238
Commercial Mortgage-Backed Securities — 7.5%
BAMLL Commercial Mortgage Securities Trust
Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 1.434% FRN 9/15/34 (a)	300,000	298,875
Series 2019-BPR, Class CMP, 4.024% VRN 11/05/32 (a) (d)	800,000	812,342
Series 2019-BPR, Class DMP, 4.024% VRN 11/05/32 (a) (d)	1,110,000	1,095,235
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM,
5.513% VRN 1/12/45 (d)	163,838	162,248
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500%
1.584% FRN 7/15/35 (a)	500,000	500,001
BSREP Commercial Mortgage Trust, Series 2021-DC, Class C, 1 mo. USD LIBOR + 1.550%
1.634% FRN 8/15/38 (a)	1,757,000	1,758,651
BX Commercial Mortgage Trust
Series 2020-BXLP, Class E, 1 mo. USD LIBOR + 1.600% 1.684% FRN 12/15/36 (a)	1,735,364	1,734,824

	Principal Amount	Value
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.784% FRN 11/15/35 (a)	$1,855,000	$1,855,579
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 1.884% FRN 10/15/36 (a)	691,029	691,676
Series 2021-SOAR, Class E, 1 mo. USD LIBOR + 1.800% 1.884% FRN 6/15/38 (a)	700,000	701,531
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.084% FRN 10/15/36 (a)	2,692,541	2,695,908
Series 2021-VOLT, Class E, 1 mo. USD LIBOR + 2.000% 2.100% FRN 9/15/36 (a)	1,682,000	1,684,107
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class C, 1 mo. USD LIBOR + 1.450% 1.534% FRN 12/15/37 (a)	2,000,000	2,001,878
Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150% 2.234% FRN 12/15/37 (a)	1,335,725	1,336,975
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600%
1.684% FRN 5/15/36 (a)	820,000	820,769
KIND Trust
Series 2021-KIND, Class B, 1 mo. USD LIBOR + 1.350% 1.434% FRN 8/15/38 (a)	1,050,000	1,050,330
Series 2021-KIND, Class C, 1 mo. USD LIBOR + 1.750% 1.834% FRN 8/15/38 (a)	1,100,000	1,100,342
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.884% FRN 5/15/36 (a)	739,000	739,000
Life 2021-BMR Mortgage Trust, Class E, 1 mo. USD LIBOR + 1.750%
1.834% FRN 3/15/38 (a)	796,000	796,248
MHC Commercial Mortgage Trust, Series 2021-MHC, Class E, 1 mo. USD LIBOR + 2.101%
2.185% FRN 4/15/38 (a)	1,710,000	1,715,877
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B
3.769% 2/15/46	1,000,000	1,009,961
Morgan Stanley Capital I Trust, Series 2012-STAR, Class D,
4.057% VRN 8/05/34 (a) (d)	1,000,000	993,526

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
One New York Plaza Trust
Series 2020-1NYP, Class C, 1 mo. USD LIBOR + 2.200% 2.284% FRN 1/15/26 (a)	$1,319,000	$1,325,592
Series 2020-1NYP, Class D, 1 mo. USD LIBOR + 2.750% 2.834% FRN 1/15/26 (a)	886,000	891,535
		27,773,010
Credit Card Asset-Backed Securities — 0.5%
Avant Credit Card Master Trust, Series 2021-1A, Class A
1.370% 4/15/27 (a)	2,000,000	1,993,202
Home Equity Asset-Backed Securities — 0.0%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .480%
0.566% FRN 10/25/34 (a)	105,790	105,742
Other Asset-Backed Securities — 20.3%
321 Henderson Receivables LLC
Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 0.284% FRN 3/15/41 (a)	47,748	47,502
Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200% 0.284% FRN 6/15/41 (a)	151,987	149,395
AASET Trust, Series 2020-1A, Class B
4.335% 1/16/40 (a)	489,753	354,661
Adams Outdoor Advertising LP, Series 2018-1, Class A
4.810% 11/15/48 (a)	762,321	800,847
Affirm Asset Securitization Trust, Series 2021-Z1, Class A
1.070% 8/15/25 (a)	1,162,603	1,165,106
Apidos CLO XXVI, Series 2017-26A, Class A2R, 3 mo. USD LIBOR + 1.500%
1.690% FRN 7/18/29 (a)	750,000	750,238
Aqua Finance Trust
1.790% 7/17/46 (a) (b)	2,100,000	2,096,578
Arbor Realty Commercial Real Estate Notes, Series 2018-FL1, Class A, 1 mo. USD LIBOR + 1.150%
1.234% FRN 6/15/28 (a)	880,000	880,278
BHG Securitization Trust, Series 2021-B, Class C
2.240% 10/17/34 (a)	946,000	945,114
BlueMountain CLO Ltd., Series 2013-1A, Class A1R2, 3 mo. USD LIBOR + 1.230%
1.364% FRN 1/20/29 (a)	567,732	567,752

	Principal Amount	Value
BlueMountain Fuji US CLO I Ltd., Series 2017-1A, Class A1R, 3 mo. USD LIBOR + .980%
1.114% FRN 7/20/29 (a)	$1,100,000	$1,099,736
BRE Grand Islander Timeshare Issuer LLC
Series 2017-1A, Class A, 2.940% 5/25/29 (a)	168,552	172,333
Series 2019-A, Class B, 3.780% 9/26/33 (a)	497,843	518,763
Business Jet Securities LLC
Series 2021-1A, Class A, 2.162% 4/15/36 (a)	1,156,918	1,161,715
Series 2020-1A, Class A, 2.981% 11/15/35 (a)	440,090	445,719
Canyon Capital CLO Ltd., Series 2017-1A, Class CR, 3 mo. USD LIBOR + 2.000%
2.112% FRN 7/15/30 (a)	300,000	300,007
Capital Automotive REIT
Series 2017-1A, Class A1, 3.870% 4/15/47 (a)	560,535	568,421
Series 2020-1A, Class B1, 4.170% 2/15/50 (a)	1,100,000	1,151,035
Castlelake Aircraft Structured Trust, Series 2018-1, Class A
4.125% 6/15/43 (a)	595,348	593,714
Cbam CLO Management Cbam, Series 2018-6A, Class A1R, 3 mo. USD LIBOR + 1.270%
1.396% FRN 1/15/31 (a)	1,500,000	1,500,128
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD LIBOR + .980%
1.114% FRN 4/20/31 (a)	300,000	300,404
CF Hippolyta LLC, Series 2020-1, Class B1
2.280% 7/15/60 (a)	211,580	214,554
CIFC Funding Ltd.
Series 2017-2A, Class BR, 3 mo. USD LIBOR + 1.500% 1.634% FRN 4/20/30 (a)	500,000	500,026
Series 2017-4A, Class A2R, 3 mo. USD LIBOR + 1.550% 1.675% FRN 10/24/30 (a)	800,000	800,254
DataBank Issuer, Series 2021-1A, Class A2
2.060% 2/27/51 (a)	2,170,000	2,130,159
Diamond Resorts Owner Trust, Series 2021-1A, Class B
2.050% 11/21/33 (a)	1,503,595	1,515,998

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class A, 2.690% 3/25/30 (a)	$192,548	$197,274
Series 2019-A, Class C, 3.450% 1/25/34 (a)	1,148,654	1,183,490
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	93,282	94,326
Firstkey Homes Trust, Series 2021, Class E2
2.489% 8/17/38 (a)	760,000	757,723
Flatiron CLO 17 Ltd., Series 2017-1A, Class AR, 3 mo. USD LIBOR + .980%
1.105% FRN 5/15/30 (a)	2,000,000	2,000,328
FNA VI LLC, Series 2021-1A, Class A
1.350% 1/10/32 (a)	4,234,372	4,230,038
GCI Funding I LLC, Series 2021-1, Class A
2.380% 6/18/46 (a)	493,069	495,276
Goldentree Loan Management US CLO 4 Ltd., Series 2019-4A, Class AR, 3 mo. USD LIBOR + 1.110%
1.235% FRN 4/24/31 (a)	1,750,000	1,750,093
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 4/15/55 (a)	1,175,476	1,200,037
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	570,066	593,762
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	489,753	516,486
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (d)	991,010	1,045,783
Hero Funding Trust
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	532,855	553,410
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	123,574	128,535
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	299,632	306,431
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	101,824	107,168
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	591,573	631,851
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A
4.458% 12/15/38 (a)	417,313	417,498
Horizon Aircraft Finance III Ltd.
Series 2019-2, Class A, 3.425% 11/15/39 (a)	368,888	367,898

	Principal Amount	Value
Series 2019-2, Class B, 4.458% 11/15/39 (a)	$1,757,143	$1,650,640
HPS Loan Management Ltd., Series 15A-19, Class A1, 3 mo. USD LIBOR + 1.320%
1.458% FRN 7/22/32 (a)	500,000	500,314
Kayne CLO Ltd., Series 2018-1A, Class BR, 3 mo. USD LIBOR + 1.400%
1.526% FRN 7/15/31 (a)	800,000	800,011
KKR CLO Ltd., Series 28A, Class A, 3 mo. USD LIBOR + 1.140%
1.256% FRN 3/15/31 (a)	400,000	400,024
Lendingpoint Asset Securitization
1.110% 2/15/29 (a) (b)	3,294,000	3,294,069
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	805,230	803,355
Milos CLO Ltd., Series 2017-1A, Class AR, 3 mo. USD LIBOR + 1.070%
1.204% FRN 10/20/30 (a)	1,150,000	1,150,030
Mosaic Solar Loans LLC
Series 2018-2GS, Class A, 4.200% 2/22/44 (a)	501,025	541,646
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	109,615	116,582
Neuberger Berman Loan Advisers CLO 25 Ltd., Series 2017-25A, Class BR, 3 mo. USD LIBOR + 1.350%
1.484% FRN 10/18/29 (a)	2,150,000	2,150,649
Newark BSL CLO 2 Ltd., Series 2017-1A, Class A2R, 3 mo. USD LIBOR + 1.400%
1.525% FRN 7/25/30 (a)	375,000	374,836
NP SPE II LLC, Series 2017-1A, Class A1
3.372% 10/21/47 (a)	334,361	343,589
NRZ Advance Receivables Trust, Series 2020-T3, Class DT3
2.458% 10/15/52 (a)	539,400	540,255
Oak Street Investment Grade Net Lease Fund
Series 2020-1A, Class A3, 2.260% 11/20/50 (a)	853,000	849,503
Series 2021-1A, Class A3, 2.800% 1/20/51 (a)	2,000,000	2,038,486
Orange Lake Timeshare Trust, Series 2016-A, Class B
2.910% 3/08/29 (a)	258,113	261,021

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oxford Finance Funding Trust, Series 2020-1A, Class A2
3.101% 2/15/28 (a)	$698,000	$710,155
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A
3.967% 6/15/44 (a)	656,080	653,713
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.936% FRN 2/25/23 (a)	670,000	671,650
RAMP Trust, Series 2005-EFC1, Class M5, 1 mo. USD LIBOR + .650%
1.061% FRN 5/25/35	2,264,635	2,247,372
Rockford Tower CLO Ltd., Series 2017-2A, Class BR, 3 mo. USD LIBOR + 1.500%
1.626% FRN 10/15/29 (a)	1,000,000	1,000,077
RRAM., Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090%
1.216% FRN 1/15/30 (a)	1,250,000	1,252,973
SBA Tower Trust, Series 2014-2A, Class C,
3.869% STEP 10/15/49 (a)	1,030,000	1,075,810
Sierra Receivables Funding LLC, Series 2020-2A, Class C
3.510% 7/20/37 (a)	158,737	163,018
SoFi Consumer Loan Program Trust, Series 2019-3, Class D
3.890% 5/25/28 (a)	2,981,000	3,057,924
Store Master Funding I-VII, Series 2018-1A, Class A3
4.400% 10/20/48 (a)	1,226,042	1,269,856
Structured Asset Investment Loan Trust, Series 2004-11, Class M1, 1 mo. USD LIBOR + 0.930%
1.016% FRN 1/25/35	1,462,564	1,435,799
TAL Advantage VII LLC, Series 2020-1A, Class B
3.290% 9/20/45 (a)	716,000	726,667
Textainer Marine Containers Ltd., Series 2021-3A, Class A
1.940% 8/20/46 (a)	1,231,733	1,215,722
Thrust Engine Leasing, Series 2021-1A, Class A
4.163% 7/15/40 (a)	1,193,967	1,177,898
TICP CLO XI Ltd., Series 2018-11A, Class A, 3 mo. USD LIBOR + 1.180%
1.314% FRN 10/20/31 (a)	850,000	850,031

	Principal Amount	Value
Treman Park CLO Ltd., Series 2015-1A, Class ARR, 3 mo. USD LIBOR + 1.070%
1.204% FRN 10/20/28 (a)	$741,893	$741,921
Trinity Rail Leasing LP, Series 2019-1A, Class A
3.820% 4/17/49 (a)	1,487,045	1,541,124
Vantage Data Centers LLC, Series 2020-1A, Class A2
1.645% 9/15/45 (a)	1,425,000	1,427,429
VSE VOI Mortgage LLC, Series 2016-A, Class B
2.740% 7/20/33 (a)	229,363	230,950
Welk Resorts LLC, Series 2017-AA, Class B
3.410% 6/15/33 (a)	412,799	419,381
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	576,431	576,599
		75,568,923
Student Loans Asset-Backed Securities — 6.0%
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%
1.586% FRN 7/25/58 (a)	530,000	492,837
College Avenue Student Loans LLC
Series 2018-A, Class A1, 1 mo. USD LIBOR + 1.200% 1.286% FRN 12/26/47 (a)	958,818	964,878
Series 2021-A, Class B, 2.320% 7/25/51 (a)	3,419,000	3,398,567
Series 2019-A, Class B, 3.810% 12/28/48 (a)	802,535	829,846
College Loan Corp. Trust, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%
0.616% FRN 1/15/37	434,404	387,729
Commonbond Student Loan Trust
Series 2018-AGS, Class C, 3.820% 2/25/44 (a)	107,191	108,936
Series 2018-BGS, Class C, 4.120% 9/25/45 (a)	74,799	76,837
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	32,140	32,821
Series 2017-AGS, Class C, 5.280% 5/25/41 (a)	135,355	141,384
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B
2.500% 1/25/30 (a)	145,206	145,565
DRB Prime Student Loan Trust
Series 2017-C, Class B, 2.950% 11/25/42 (a)	418,373	431,378

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-A, Class BFX, 3.000% 10/25/48 (a)	$522,946	$535,716
Series 2017-B, Class CFX, 3.610% 8/25/42 (a)	452,896	464,263
Series 2018-B, Class BFX, 3.720% 5/26/43 (a)	546,147	561,319
EdLinc Student Loan Funding, Series 2017-A, Class A, PRIME - 1.150%
2.100% FRN 12/01/47 (a)	825,365	837,355
ELFI Graduate Loan Program LLC, Series 2018-A, Class B
4.000% 8/25/42 (a)	264,249	275,631
Navient Private Education Refi Loan Trust, Series 2020-BA, Class B
2.770% 1/15/69 (a)	1,800,000	1,848,379
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%
1.836% FRN 12/26/40 (a)	69,928	70,131
Nelnet Student Loan Trust
Series 2018-5A, Class B, 1 mo. USD LIBOR + 1.450% 1.536% FRN 2/25/67 (a)	1,000,000	1,010,001
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 1.586% FRN 6/25/54 (a)	395,000	397,246
SLC Student Loan Trust, Series 2005-3, Class B, 3 mo. USD LIBOR + 0.250%
0.366% FRN 6/15/55	1,099,185	1,019,603
SLM Student Loan Trust
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 0.325% FRN 1/27/42	2,582,338	2,409,185
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 0.415% FRN 1/25/44	1,119,647	1,056,825
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 0.425% FRN 1/25/41	837,660	792,795
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 0.435% FRN 1/25/55	404,876	386,501
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 0.766% FRN 12/15/38	316,556	303,896
Series 2006-2, Class R, 0.000% 1/25/41	339,100	1,698,891
SoFi Alternative Trust, Series 2019-C, Class PT,
1.035% VRN 1/25/45 (a) (d)	1,361,211	1,459,997
		22,138,512

	Principal Amount	Value
Whole Loan Collateral Collateralized Mortgage Obligations — 5.9%
Angel Oak Mortgage Trust
Series 2020-5, Class A2, 1.579% VRN 5/25/65 (a) (d)	$523,095	$524,584
Series 2020-5, Class A3, 2.041% VRN 5/25/65 (a) (d)	475,970	477,761
Series 2021-1, Class M1, 2.215% VRN 1/25/66 (a) (d)	670,000	673,170
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
2.537% VRN 8/25/34 (d)	16,005	15,789
Citigroup Mortgage Loan Trust
Series 2019-IMC1, Class A3, 3.030% VRN 7/25/49 (a) (d)	440,955	442,156
Series 2019-IMC1, Class M1, 3.170% VRN 7/25/49 (a) (d)	1,798,000	1,818,918
Credit Suisse Mortgage Capital Certificates, Series 2021-NQM4, Class M1,
2.472% VRN 5/25/66 (a) (d)	1,072,000	1,074,261
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A3,
1.538% VRN 2/25/66 (a) (d)	1,914,508	1,921,617
Deephaven Residential Mortgage Trust, Series 2021-1, Class A3,
1.128% VRN 5/25/65 (a) (d)	769,828	767,290
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2,
2.262% VRN 2/25/34 (d)	50,327	49,291
MFRA Trust, Series 2020-NQM1, Class A3,
2.300% VRN 8/25/49 (a) (d)	990,058	995,619
NewRez Warehouse Securitization Trust, Series 2021-1, Class C, 1 mo. USD LIBOR + 1.050%
1.136% FRN 5/25/55 (a)	1,957,000	1,957,516
NLT Trust, Series 2021-INV2, Class A3,
1.520% VRN 8/25/56 (a) (d)	1,829,172	1,829,121
Onslow Bay Financial LLC, Series 2021-NQM1, Class M1,
2.219% VRN 2/25/66 (a) (d)	703,000	704,444
STAR Trust, Series 2021-1, Class A3,
1.528% VRN 5/25/65 (a) (d)	2,512,646	2,509,676
Starwood Mortgage Residential Trust, Series 2021-3, Class A3,
1.518% VRN 6/25/56 (a) (d)	775,744	774,661
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3,
2.916% VRN 9/27/49 (a) (d)	1,372,537	1,386,662

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verus Securitization Trust
Series 2021-5, Class A3, 1.373% VRN 9/25/66 (a) (d)	$616,000	$615,425
Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (d)	1,416,580	1,431,027
Series 2019-INV3, Class M1, 3.279% VRN 11/25/59 (a) (d)	667,000	676,914
Series 2020-4, Class M1, 3.291% VRN 5/25/65 (a) (d)	1,254,000	1,283,305
		21,929,207
Whole Loan Collateral Support Collateralized Mortgage Obligations — 0.2%
Onslow Bay Financial LLC, Series 2020-INV1, Class A21,
3.500% VRN 12/25/49 (a) (d)	621,712	633,931

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $174,841,020)		176,284,765

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES(e) — 0.6%
Pass-Through Securities — 0.0%
Federal Home Loan Mortgage Corp. Pool #1Q0239, 1 year CMT + 2.203% 2.328% 3/01/37	96,465	101,303
Federal National Mortgage Association Pool #775539 12 mo. USD LIBOR + 1.641% 1.891% 5/01/34	15,332	15,893
Government National Mortgage Association Pool #507545 7.500% 8/15/29	22,120	25,437
		142,633
Whole Loans — 0.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M2, SOFR30A + 2.300%
2.350% FRN 8/25/33 (a)	2,024,000	2,073,600

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,159,863)		2,216,233

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bonds & Notes — 0.5%
U.S. Treasury Note
8.000% 11/15/21 (f)	$1,720,000	$1,736,629

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,962,681)		1,736,629

TOTAL BONDS & NOTES (Cost $365,002,592)		368,660,199

TOTAL PURCHASED OPTIONS (#) — 0.1% (Cost $609,046)		464,734

	Number of Shares
MUTUAL FUNDS — 0.5%
Diversified Financial Services — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	1,770,920	1,770,920

TOTAL MUTUAL FUNDS (Cost $1,770,920)		1,770,920

TOTAL LONG-TERM INVESTMENTS (Cost $367,382,558)		370,895,853

	Principal Amount
SHORT-TERM INVESTMENTS — 3.0%
Commercial Paper — 2.4%
American Honda Finance Corp.
0.172% 10/12/21	2,000,000	1,999,919
Aon Corp.
0.112% 10/07/21 (a)	2,000,000	1,999,949
Fidelity National Information Services, Inc.
0.203% 10/22/21 (a)	3,000,000	2,999,742
Wolkswagens Credit, Inc.
0.152% 10/27/21 (a)	2,000,000	1,999,780
		8,999,390

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (h)	$2,087,331	$2,087,331

TOTAL SHORT-TERM INVESTMENTS (Cost $11,086,624)		11,086,721

TOTAL INVESTMENTS — 102.8% (Cost $378,469,182) (i)		381,982,574

Other Assets/(Liabilities) — (2.8)%		(10,435,204)

NET ASSETS — 100.0%		$371,547,370

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $253,544,136 or 68.24% of net assets.

(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $1,734,164 or 0.47% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2021.

(e)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(f)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $2,087,331. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $2,129,125.

(i)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	71.1%
Cayman Islands	9.7%
Bermuda	2.2%
United Kingdom	2.1%
Netherlands	1.9%
Mexico	1.4%
Canada	1.2%
France	1.2%
Switzerland	1.0%
India	0.9%
Indonesia	0.9%
Ireland	0.6%
Australia	0.6%
Denmark	0.5%
Hong Kong	0.5%
China	0.4%
Sweden	0.4%
Luxembourg	0.4%
Spain	0.4%
Panama	0.4%
Saudi Arabia	0.4%
British Virgin Islands	0.4%
Italy	0.3%
Republic of Korea	0.3%
Germany	0.3%
Austria	0.3%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%##	Semi-Annually	USD	800,000	$62,240	$39,994	$22,246

Put
10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%##	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	11,880,000	$402,494	$569,052	$(166,558)
									$464,734	$609,046	$(144,312)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	12/21/21	337	$45,043,258	$(690,899)

Short
U.S. Treasury Ultra 10 Year	12/21/21	113	$(16,788,080)	$374,830
U.S. Treasury Note 2 Year	12/31/21	228	(50,206,499)	34,030
U.S. Treasury Note 5 Year	12/31/21	1,405	(173,520,364)	1,067,590
90 Day Eurodollar	3/14/22	7	(1,706,840)	(40,623)
90 Day Eurodollar	9/19/22	6	(1,462,405)	(32,870)
90 Day Eurodollar	3/13/23	5	(1,217,921)	(24,204)
90 Day Eurodollar	12/18/23	7	(1,703,515)	(26,448)
90 Day Eurodollar	12/16/24	19	(4,618,125)	(55,638)
				$1,296,667

*	Contracts are subject to a Master Netting Agreement.
##	Exercise Rate.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments
September 30, 2021

	Principal Amount	Value
BONDS & NOTES — 87.2%
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 53.6%
Automobile Asset-Backed Securities — 3.9%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C
4.530% 3/20/23 (a)	$2,230,000	$2,249,920
Carvana Auto Receivables Trust
Series 2020-N3, Class B, 0.660% 6/12/28	7,933,000	7,919,351
Series 2021-P2, 1.880% 5/10/28 (a)	1,289,572	1,290,069
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A
3.430% 12/16/24 (a)	115,380	115,617
Westlake Automobile Receivables Trust, Series 2020-3A, Class D
1.650% 2/17/26 (a)	2,779,000	2,815,999
		14,390,956
Commercial Mortgage-Backed Securities — 3.4%
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500%
1.584% FRN 7/15/35 (a)	1,150,000	1,150,002
BX Commercial Mortgage Trust
Series 2020-BXLP, Class E, 1 mo. USD LIBOR + 1.600% 1.684% FRN 12/15/36 (a)	1,105,915	1,105,571
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.784% FRN 11/15/35 (a)	1,449,000	1,449,452
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.084% FRN 10/15/36 (a)	2,164,990	2,167,698
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750%
1.834% FRN 12/15/37 (a)	250,836	251,071
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600%
1.684% FRN 5/15/36 (a)	6,000,000	6,005,624
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-LAQ, Class A, 1 mo. USD LIBOR + 1.000%
1.084% FRN 6/15/32 (a)	116,845	116,808
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.884% FRN 5/15/36 (a)	389,000	389,000
		12,635,226

	Principal Amount	Value
Home Equity Asset-Backed Securities — 2.2%
ABFC Trust, Series 2005-WF1, Class M1, 1 mo. USD LIBOR + .540%
0.626% FRN 11/25/34	$1,094,767	$1,092,323
Centex Home Equity Loan Trust
Series 2006-A, Class M1, 1 mo. USD LIBOR + .300% 0.536% FRN 6/25/36	1,006,792	999,823
Series 2005-D, Class M3, 1 mo. USD LIBOR + .720% 0.806% FRN 10/25/35	827,696	827,189
Home Equity Asset Trust, Series 2005-9, Class M1, 1 mo. USD LIBOR + .615%
0.701% FRN 4/25/36	2,858,788	2,835,685
JP Morgan Mortgage Acquisition Trust, Series 2006-CW1, Class A5, 1 mo. USD LIBOR + .480%
0.566% FRN 5/25/36	461,893	461,508
Option One Mortgage Loan Trust Asset-Backed Certificates, Series 2005-5, Class M1, 1 mo. USD LIBOR + .585%
0.671% FRN 12/25/35	1,903,986	1,902,453
		8,118,981
Other Asset-Backed Securities — 29.0%
321 Henderson Receivables LLC
Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200% 0.284% FRN 6/15/41 (a)	588,873	578,832
Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200% 0.284% FRN 9/15/41 (a)	65,046	63,748
Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200% 0.284% FRN 3/15/42 (a)	378,795	371,780
Affirm Asset Securitization Trust
Series 2021-Z1, Class A, 1.070% 8/15/25 (a)	2,598,761	2,604,356
Series 2020-Z2, Class A, 1.900% 1/15/25 (a)	3,470,353	3,494,729
Series 2020-A, Class A, 2.100% 2/18/25 (a)	7,757,000	7,800,765
Series 2020-Z1, Class A, 3.460% 10/15/24 (a)	1,347,091	1,373,820
Series 2020-A, Class B, 3.540% 2/18/25 (a)	1,250,000	1,263,309
AIMCO CLO, Series 2015-AA, Class AR, 3 mo. USD LIBOR + .850%
0.976% FRN 1/15/28 (a)	818,212	818,212

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Arbor Realty Commercial Real Estate Notes, Series 2018-FL1, Class A, 1 mo. USD LIBOR + 1.150%
1.234% FRN 6/15/28 (a)	$920,000	$920,291
BHG Securitization Trust, Series 2021-B, Class A
0.900% 10/17/34 (a)	2,240,000	2,238,806
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class AR, 3 mo. USD LIBOR + .890%
1.024% FRN 1/18/29 (a)	1,385,372	1,385,397
Citigroup Mortgage Loan Trust, Series 2006-WFH2, Class M1, 1 mo. USD LIBOR + .405%
0.491% FRN 8/25/36	2,655,233	2,642,836
Crossroads Asset Trust, Series 2021-A, Class A2
0.820% 3/20/24 (a)	810,000	810,927
FCI Funding LLC
Series 2021-1A, Class A, 1.130% 4/15/33 (a)	3,760,017	3,762,439
Series 2021-1A, Class B, 1.530% 4/15/33 (a)	2,506,415	2,508,094
First Franklin Mortgage Loan Trust
Series 2006-FF15, Class A5, 1 mo. USD LIBOR + .160% 0.246% FRN 11/25/36	854,388	839,763
Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .720% 0.806% FRN 10/25/35	945,925	942,228
FNA VI LLC, Series 2021-1A, Class A
1.350% 1/10/32 (a)	5,222,853	5,217,507
FREED ABS Trust
Series 2021-2, Class A, 0.680% 6/19/28 (a)	2,128,522	2,129,716
Series 2021-2, Class B, 1.030% 6/19/28 (a)	2,652,000	2,656,689
Gracie Point International Funding, Series 2021-1A, Class A, 1 mo. USD LIBOR + .750%
0.836% FRN 11/01/23 (a)	4,266,986	4,266,986
JP Morgan Mortgage Acquisition Trust, Series 2007-CH3, Class A5, 1 mo. USD LIBOR + .260%
0.346% FRN 3/25/37	456,565	450,383
LCM Ltd., Series 19A, Class AR, 3 mo. USD LIBOR + 1.240%
1.366% FRN 7/15/27 (a)	637,468	637,683
Lendingpoint Asset Securitization
1.110% 2/15/29 (a) (b)	5,975,000	5,975,126

	Principal Amount	Value
Lendmark Funding Trust
Series 2019-2A, Class A, 2.780% 4/20/28 (a)	$3,655,000	$3,733,200
Series 2018-2A, Class A, 4.230% 4/20/27 (a)	1,200,000	1,208,659
Long Beach Mortgage Loan Trust, Series 2006-WL1, Class 2A4, 1 mo. USD LIBOR + .680%
0.766% FRN 1/25/46	356,049	353,386
Magnetite XVIII Ltd., Series 2016-18A, Class AR, 3 mo. USD LIBOR + 1.080%
1.205% FRN 11/15/28 (a)	3,000,000	3,000,183
Marlette Funding Trust
Series 2020-1A, Class B, 2.380% 3/15/30 (a)	5,992,308	6,025,090
Series 2019-4A, Class A, 2.390% 12/17/29 (a)	811,030	813,094
Series 2019-3A, Class A, 2.690% 9/17/29 (a)	80,687	80,739
Series 2019-4A, Class B, 2.950% 12/17/29 (a)	2,250,000	2,274,361
Series 2019-2A, Class A, 3.130% 7/16/29 (a)	90,037	90,109
Series 2019-2A, Class B, 3.530% 7/16/29 (a)	2,015,000	2,028,153
New Residential Advance Receivables Trust Advance Receivables Backed
Series 2020-T1, Class BT1, 1.823% 8/15/53 (a)	1,000,000	1,000,458
Series 2020-T1, Class DT1, 3.011% 8/15/53 (a)	1,510,000	1,516,050
NP SPE II LLC, Series 2019-1A, Class A1
2.574% 9/20/49 (a)	247,359	248,501
NRZ Advance Receivables Trust, Series 2020-T3, Class CT3
1.814% 10/15/52 (a)	579,000	578,630
OCP CLO Ltd., Series 2015-10A, Class A1R, 3 mo. USD LIBOR + .820%
0.945% FRN 10/26/27 (a)	372,155	372,181
Onemain Financial Issuance Trust, Series 2018-1A, Class A
3.300% 3/14/29 (a)	1,809,321	1,814,299
Orange Lake Timeshare Trust
Series 2016-A, Class A, 2.610% 3/08/29 (a)	450,903	456,309
Series 2016-A, Class B, 2.910% 3/08/29 (a)	597,483	604,216

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pagaya AI Debt Selection Trust, Series 2021-3, Class A
1.150% 5/15/29 (a)	$5,010,000	$5,011,598
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I
4.262% 9/05/48 (a)	2,522,000	2,511,845
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.936% FRN 2/25/23 (a)	270,000	270,665
RAMP Series Trust, Series 2006-RZ4, Class A3, 1 mo. USD LIBOR + .270%
0.356% FRN 10/25/36	1,729,462	1,725,590
Sierra Receivables Funding LLC
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	1,264,146	1,283,022
Series 2019-1A, Class C, 3.770% 1/20/36 (a)	362,236	373,134
Series 2018-1A, Class B, 4.036% 4/20/35	378,292	387,684
Series 2019-3A, Class D, 4.180% 8/20/36 (a)	317,114	321,037
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	232,435	236,912
SoFi Consumer Loan Program LLC
Series 2016-1A, Class A, 3.260% 8/25/25 (a)	244,836	245,209
Series 2016-2A, Class B, 4.770% VRN 10/27/25 (a) (c)	269,689	270,370
Structured Asset Investment Loan Trust, Series 2005-2, Class M2, 1 mo. USD LIBOR + .735%
0.821% FRN 3/25/35	1,307,207	1,302,826
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC6, Class A4, 1 mo. USD LIBOR + .170% 0.256% FRN 1/25/37	400,678	398,358
Series 2006-WF1, Class M4, 1 mo. USD LIBOR + .645% 0.731% FRN 2/25/36	613,000	606,744
Upstart Securitization Trust
Series 2021-4, Class A, 0.840% 9/20/31 (a)	9,100,000	9,100,425
Series 2020-3, Class A, 1.702% 11/20/30 (a)	2,030,595	2,040,976
		108,038,435

	Principal Amount	Value
Student Loans Asset-Backed Securities — 7.9%
Chase Education Loan Trust, Series 2007-A, Class A4, 3 mo. USD LIBOR + .100%
0.232% FRN 3/28/68	$1,993,595	$1,952,688
College Loan Corp. Trust, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%
0.616% FRN 1/15/37	278,018	248,147
Commonbond Student Loan Trust
Series 2019-AGS, Class A2, 1 mo. USD LIBOR + .900% 0.986% FRN 1/25/47 (a)	745,801	746,329
Series 2021-AGS, Class B, 1.400% 3/25/52 (a)	587,000	586,938
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	16,070	16,410
DRB Prime Student Loan Trust
Series 2017-C, Class A1, 1 mo. USD LIBOR + .550% 0.636% FRN 11/25/42 (a)	74,072	73,930
Series 2017-A, Class A1, 1 mo. USD LIBOR + .850% 0.936% FRN 5/27/42 (a)	782,623	784,142
EdLinc Student Loan Funding Trust, Series 2017-A, Class A, PRIME-1.150%
2.100% FRN 12/01/47 (a)	257,927	261,673
Edsouth Indenture, No.10 LLC, No.10 LLC, Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500%
1.586% FRN 12/25/58 (a)	750,000	750,000
ELFI Graduate Loan Program LLC, Series 2018-A, Class A1, 1 mo. USD LIBOR + .750%
0.836% FRN 8/25/42 (a)	953,321	953,924
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700%
0.829% FRN 8/25/48 (a)	164,848	165,245
JP Morgan Student Loan Trust, Series 2007-A, Class B, 3 mo. USD LIBOR + .350%
0.482% FRN 6/28/39 (a)	255,083	236,076
KeyCorp Student Loan Trust, Series 2005-A, Class 2B, 3 mo. USD LIBOR + .730%
0.862% FRN 9/27/38	783,762	784,184
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A1FX, 2.340% 10/25/48 (a)	254,053	257,602
Series 2018-B, Class A2FX, 3.540% 5/26/43 (a)	1,370,053	1,396,868

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Navient Private Education Refi Loan Trust, Series 2021-A, Class A
0.840% 5/15/69 (a)	$5,863,814	$5,857,321
Navient Student Loan Trust
Series 2016-7A, Class A, 1 mo. USD LIBOR + 1.150% 1.236% FRN 3/25/66 (a)	1,406,028	1,430,927
Series 2019-3A, Class B, 1 mo. USD LIBOR + 1.550% 1.636% FRN 7/25/68 (a)	2,550,000	2,552,644
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%
1.836% FRN 12/26/40 (a)	61,647	61,826
Nelnet Student Loan Trust
Series 2005-2, Class B, 3 mo. USD LIBOR + .170% 0.295% FRN 3/23/37	523,365	457,607
Series 2006-2, Class B, 3 mo. USD LIBOR + .200% 0.325% FRN 1/25/38	357,229	311,394
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 0.382% FRN 6/25/41	238,463	217,105
Series 2004-3, Class B, 3 mo. USD LIBOR + .350% 0.475% FRN 10/25/40	567,023	526,991
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 1.586% FRN 6/25/41 (a)	295,000	296,325
SLC Student Loan Trust
Series 2006-2, Class B, 3 mo. USD LIBOR + .230% 0.346% FRN 12/15/39	284,114	258,339
Series 2005-2, Class B, 3 mo. USD LIBOR + .280% 0.396% FRN 3/15/40	949,498	887,254
SLM Student Loan Trust
Series 2005-5, Class A4, 3 mo. USD LIBOR + .140% 0.265% FRN 10/25/28	956,186	951,891
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 0.325% FRN 1/25/70	187,699	175,348
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.335% FRN 10/25/40	230,080	216,369
Series 2006-2, Class B, 3 mo. USD LIBOR + .220% 0.345% FRN 1/25/41	273,622	253,061
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 0.435% FRN 1/25/55	242,926	231,900

	Principal Amount	Value
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 0.595% FRN 10/25/64	$188,185	$179,176
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 0.766% FRN 12/15/38	215,834	207,202
SMB Private Education Loan Trust, Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870%
0.954% FRN 7/15/36 (a)	1,366,864	1,374,633
SoFi Alternative Trust, Series 2019-C, Class PT,
1.035% VRN 1/25/45 (a) (c)	789,108	846,375
SoFi Professional Loan Program LLC
Series 2016-B, Class A2B, 2.740% 10/25/32 (a)	1,547,562	1,562,339
Series 2018-D, Class A2FX, 3.600% 2/25/48 (a)	1,495,487	1,541,666
		29,611,849
Whole Loan Collateral Collateralized Mortgage Obligations — 7.2%
BRAVO Residential Funding Trust
Series 2021-NQM2, Class A3, 1.435% VRN 3/25/60 (a) (c)	2,149,130	2,149,223
Series 2019-NQM1, Class A1, 2.666% VRN 7/25/59 (a) (c)	3,318,500	3,330,904
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%
1.034% FRN 8/25/49 (a)	1,265,214	1,266,451
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A3,
3.030% VRN 7/25/49 (a) (c)	393,340	394,412
Deephaven Residential Mortgage Trust
Series 2021-1, Class A3, 1.128% VRN 5/25/65 (a) (c)	1,085,284	1,081,706
Series 2019-4A, Class A3, 3.047% VRN 10/25/59 (a) (c)	1,713,643	1,714,036
NewRez Warehouse Securitization Trust 2021-1, Series 2021-1, Class A, 1 mo. USD LIBOR + .750%
0.836% FRN 5/25/55 (a)	5,333,000	5,338,648
Onslow Bay Financial LLC
Series 2020-EXP1, Class 2A2, 1 mo. USD LIBOR + .950% 1.036% FRN 2/25/60 (a)	743,006	743,676
Series 2021-NQM2, Class A2, 1.357% VRN 5/25/61 (a) (c)	932,826	933,861
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-4, Class 1APT, 1 mo. USD LIBOR + .620%
0.706% FRN 11/25/35	312,482	311,388

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
PSMC Trust, Series 2020-2, Class A2,
3.000% VRN 5/25/50 (a) (c)	$1,801,857	$1,821,297
STAR Trust, Series 2021-1, Class A3,
1.528% VRN 5/25/65 (a) (c)	3,819,223	3,814,707
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3,
2.916% VRN 9/27/49 (a) (c)	1,043,657	1,054,397
Verus Securitization Trust
Series 2021-3, Class A3, 1.437% VRN 6/25/66 (a) (c)	1,568,595	1,571,270
Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (c)	1,148,578	1,160,292
		26,686,268

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $198,577,210)		199,481,715

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES(d) — 9.4%
Whole Loans — 9.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2021-DNA1, Class M1, SOFR30A + .650% 0.700% FRN 1/25/51 (a)	992,949	992,949
Series 2021-HQA3, Class M1, SOFR30A + .850% 0.900% FRN 9/25/41 (a)	9,667,000	9,673,749
Series 2020-DNA6, Class M1, SOFR30A + .900% 0.950% FRN 12/25/50 (a)	798,713	799,462
Series 2018-DNA2, Class M2AS, 1 mo. USD LIBOR + .950% 1.036% FRN 12/25/30 (a)	1,800,000	1,797,026
Series 2020-DNA1, Class M2, 1 mo. USD LIBOR + 1.700% 1.786% FRN 1/25/50 (a)	3,580,477	3,591,831
Series 2018-DNA3, Class M2A, 1 mo. USD LIBOR + 2.100% 2.186% FRN 9/25/48 (a)	1,800,000	1,815,240
Series 2018-DNA2, Class M2A, 1 mo. USD LIBOR + 2.150% 2.236% FRN 12/25/30 (a)	4,710,500	4,749,163
Series 2020-DNA5, Class M2, SOFR30A + 2.800% 2.850% FRN 10/25/50 (a)	1,422,797	1,439,616
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2019-R05, Class 1M2, 1 mo. USD LIBOR + 2.000% 2.086% FRN 7/25/39 (a)	2,741,548	2,748,810

	Principal Amount	Value
Series 2019-R03, Class 1M2, 1 mo. USD LIBOR + 2.150% 2.236% FRN 9/25/31 (a)	$4,598,920	$4,622,225
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 2.386% FRN 8/25/31 (a)	2,550,952	2,567,404
		34,797,475

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $34,764,168)		34,797,475

U.S. TREASURY OBLIGATIONS — 24.2%
U.S. Treasury Bonds & Notes — 24.2%
U.S. Treasury Inflation Index
0.125% 10/15/24	2,978,920	3,186,552
0.125% 4/15/25	2,773,969	2,975,876
0.125% 10/15/25	2,551,076	2,760,311
0.125% 4/15/26	3,434,772	3,718,409
0.125% 7/15/26	2,812,713	3,067,724
0.125% 1/15/30	2,121,860	2,328,686
0.125% 7/15/30	3,779,401	4,164,329
0.125% 1/15/31	3,932,138	4,310,811
0.125% 7/15/31	3,793,652	4,172,622
0.125% 2/15/51	3,354,976	3,655,613
0.250% 1/15/25	2,765,856	2,971,819
0.250% 7/15/29	2,694,453	2,994,386
0.250% 2/15/50	1,486,394	1,664,994
0.375% 7/15/25 (e)	3,942,278	4,301,241
0.375% 1/15/27	3,333,471	3,679,275
0.375% 7/15/27	3,291,787	3,660,441
0.500% 4/15/24	1,136,394	1,213,515
0.500% 1/15/28	1,549,240	1,733,535
0.625% 1/15/26	2,642,148	2,915,789
0.625% 2/15/43	1,899,584	2,253,629
0.750% 7/15/28	2,577,185	2,948,830
0.750% 2/15/42	1,630,800	1,978,364
0.750% 2/15/45	2,190,794	2,682,410
0.875% 1/15/29	1,864,760	2,152,826
0.875% 2/15/47	1,074,232	1,369,673
1.000% 2/15/46	576,000	746,228
1.000% 2/15/49	439,320	585,685
1.375% 2/15/44	1,405,440	1,921,793
2.000% 1/15/26	1,512,797	1,763,925
2.125% 2/15/40	631,445	936,528
2.125% 2/15/41	1,009,616	1,515,174
2.375% 1/15/25	2,606,562	2,992,116
2.375% 1/15/27	947,471	1,152,380
3.625% 4/15/28	1,561,067	2,085,976

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
3.875% 4/15/29	$2,573,620	$3,586,949
		90,148,414

TOTAL U.S. TREASURY OBLIGATIONS (Cost $88,869,026)		90,148,414

TOTAL BONDS & NOTES (Cost $322,210,404)		324,427,604

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $1,137,772)		887,874

TOTAL LONG-TERM INVESTMENTS (Cost $323,348,176)		325,315,478

SHORT-TERM INVESTMENTS — 16.1%
Commercial Paper — 16.0%
American Honda Finance PLC
0.183% 10/08/21	4,000,000	3,999,893
AT&T, Inc.
0.407% 12/15/21 (a)	5,000,000	4,998,089
Cigna Corp.
0.264% 12/20/21 (a)	5,000,000	4,997,784
Ei Dupont
0.325% 12/08/21 (a)	3,500,000	3,499,114
Enbridge (us), Inc.
0.183% 10/13/21 (a)	2,000,000	1,999,906
Entergy Corp.
0.183% 11/19/21 (a)	5,000,000	4,998,681
Experian Finance PLC
0.193% 12/01/21 (a)	3,000,000	2,999,272
Ingredion, Inc.
0.254% 11/09/21 (a)	5,000,000	4,999,017
Nasdaq, Inc.
0.223% 11/29/21 (a)	5,000,000	4,997,583
Sempra Energy
0.142% 10/06/21 (a)	1,000,000	999,978
Suncor Energy, Inc.
0.203% 11/30/21 (a)	3,000,000	2,999,080
0.223% 11/22/21 (a)	2,000,000	1,999,497
Tampa Electric Co.
0.172% 10/06/21 (a)	2,000,000	1,999,970
Transcanada Pipelines Ltd.
0.223% 11/16/21 (a)	4,000,000	3,999,149
VW Credit, Inc.
0.172% 10/22/21 (a)	5,000,000	4,999,569

	Principal Amount	Value
Waste Management, Inc.
0.326% 7/25/22 (a)	$5,000,000	$4,984,255
		59,470,837
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (f)	397,559	397,559

TOTAL SHORT-TERM INVESTMENTS (Cost $59,866,258)		59,868,396

TOTAL INVESTMENTS — 103.5% (Cost $383,214,434) (g)		385,183,874

Other Assets/(Liabilities) — (3.5)%		(12,959,176)

NET ASSETS — 100.0%		$372,224,698

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $255,891,960 or 68.75% of net assets.

(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2021.

(d)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(e)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)

Maturity value of $397,559. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $405,598.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%##	Semi-Annually	USD	1,219,750	$94,896	$60,978	$33,918

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%##	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	14,190,000	$533,118	$709,401	$(176,283)
10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%##	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	7,670,000	259,860	367,393	(107,533)
									792,978	1,076,794	(283,816)
									$887,874	$1,137,772	$(249,898)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/21/21	33	$5,392,362	$(138,143)
U.S. Treasury Note 2 Year	12/31/21	121	26,643,022	(16,405)
U.S. Treasury Note 5 Year	12/31/21	3	370,625	(2,398)
				$(156,946)
Short
U.S. Treasury Ultra Bond	12/21/21	20	$(3,979,495)	$158,245
U.S. Treasury Ultra 10 Year	12/21/21	35	(5,195,309)	111,559
				$269,804

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

OTC Inflation-Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
1.978%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	12/24/22	USD	2,000,000	$92,875	$—	$92,875
1.833%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	8/28/23	USD	1,500,000	96,208	—	96,208
2.000%	Maturity	U.S. Consumer Price Index	Maturity	JP Morgan Chase Bank N.A.*	12/24/23	USD	4,500,000	243,457	—	243,457
								$432,540	$—	$432,540

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	No. of Contracts/ Notional	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
0.21%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	Barclays Bank PLC*	11/30/21	61,108,709	$1,446,721	$—	$1,446,721
0.21%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	10/29/21	49,984,125	1,803,065	—	1,803,065
0.17%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	1/31/22	21,541,134	(191,750)	—	(191,750)
0.16%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	2/28/22	21,223,870	(151,866)	—	(151,866)
0.21%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	10/29/21	49,713,717	1,793,310	—	1,793,310
0.17%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	1/31/22	14,046,294	(125,034)	—	(125,034)

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	No. of Contracts/ Notional	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
0.16%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	2/28/22	43,431,442	$(310,770)	$—	$(310,770)
							$4,263,676	$—	$4,263,676

*	Contracts are subject to a Master Netting Agreement.
##	Exercise Rate.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments
September 30, 2021

	Principal Amount	Value
BONDS & NOTES — 98.9%
CORPORATE DEBT — 34.8%
Aerospace & Defense — 0.5%
The Boeing Co.
1.433% 2/04/24	$4,745,000	$4,752,591
5.930% 5/01/60	710,000	967,075
		5,719,666
Agriculture — 1.1%
BAT Capital Corp.
2.259% 3/25/28	930,000	922,256
4.700% 4/02/27	2,855,000	3,223,699
4.758% 9/06/49	805,000	868,340
Imperial Brands Finance PLC
3.500% 7/26/26 (a)	1,675,000	1,791,808
3.875% 7/26/29 (a)	1,842,000	1,980,835
Reynolds American, Inc.
5.850% 8/15/45	1,025,000	1,227,569
Viterra Finance BV
3.200% 4/21/31 (a)	3,140,000	3,186,060
		13,200,567
Airlines — 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% 10/20/25 (a)	1,258,000	1,346,004
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A,
4.100% 10/01/29	1,179,810	1,233,857
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 9/01/27	396,825	408,479
		2,988,340
Auto Manufacturers — 0.4%
General Motors Co.
4.200% 10/01/27	1,290,000	1,433,214
5.150% 4/01/38	785,000	934,984
6.800% 10/01/27	1,995,000	2,490,381
		4,858,579
Banks — 5.4%
Associated Banc-Corp.
4.250% 1/15/25	2,580,000	2,770,883
Bank of America Corp.
5 year CMT + 1.200% 2.482% VRN 9/21/36	2,930,000	2,868,532
SOFR + 2.150% 2.592% VRN 4/29/31	1,730,000	1,763,811
4.183% 11/25/27	1,380,000	1,537,653
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	1,125,000	1,313,972

	Principal Amount	Value
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	$615,000	$697,373
6.110% 1/29/37	1,275,000	1,721,153
7.750% 5/14/38	1,055,000	1,649,381
The Bank of Nova Scotia 3 mo. USD LIBOR + 2.648%
4.650% VRN (b)	3,550,000	3,555,325
Barclays PLC
4.337% 1/10/28	1,600,000	1,788,791
5.200% 5/12/26	1,035,000	1,183,378
Citigroup, Inc.
4.450% 9/29/27	1,075,000	1,222,167
6.000% 10/31/33	510,000	666,973
6.625% 6/15/32	500,000	671,336
8.125% 7/15/39	225,000	383,859
Credit Suisse AG
6.500% 8/08/23 (a)	3,806,000	4,164,906
Discover Bank 5 year USD Swap + 1.730%
4.682% VRN 8/09/28	2,175,000	2,314,662
First Republic Bank
4.375% 8/01/46	2,620,000	3,188,182
Fulton Financial Corp.
3.600% 3/16/22	215,000	217,605
The Goldman Sachs Group, Inc.
4.250% 10/21/25	375,000	415,180
5.950% 1/15/27	1,333,000	1,602,803
6.250% 2/01/41	440,000	639,671
6.750% 10/01/37	1,065,000	1,521,601
HSBC Holdings PLC
SOFR + 1.285% 2.206% VRN 8/17/29	1,355,000	1,342,751
4.250% 3/14/24	697,000	748,713
4.250% 8/18/25	1,938,000	2,125,184
4.375% 11/23/26	2,151,000	2,396,394
JP Morgan Chase & Co.
SOFR + 2.515% 2.956% VRN 5/13/31	1,350,000	1,402,156
5.600% 7/15/41	1,225,000	1,684,824
Mizrahi Tefahot Bank Ltd. 5 year CMT + 2.250%
3.077% VRN 4/07/31 (a)	3,585,000	3,629,813
Morgan Stanley
SOFR + 1.360% 2.484% VRN 9/16/36	1,410,000	1,378,928
SOFR + 1.485% 3.217% VRN 4/22/42	1,775,000	1,852,869
4.350% 9/08/26	2,065,000	2,330,491

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Nordea Bank Abp 5 year CMT + 4.110%
6.625% VRN (a) (b)	$1,992,000	$2,289,565
Valley National Bancorp
5.125% 9/27/23	1,710,000	1,844,029
Wells Fargo & Co.
5.375% 11/02/43	851,000	1,126,089
5.606% 1/15/44	620,000	838,610
		62,849,613
Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900% 2/01/46	3,425,000	4,249,679
Molson Coors Beverage Co.
4.200% 7/15/46	2,279,000	2,516,843
5.000% 5/01/42	350,000	426,513
		7,193,035
Biotechnology — 0.1%
Amgen, Inc.
3.000% 1/15/52	945,000	909,867
Chemicals — 0.4%
DuPont de Nemours, Inc.
5.319% 11/15/38	2,075,000	2,677,884
Syngenta Finance NV
4.441% 4/24/23 (a)	2,400,000	2,508,669
		5,186,553
Commercial Services — 0.3%
Triton Container International Ltd.
2.050% 4/15/26 (a)	3,225,000	3,234,111
Computers — 0.3%
Apple, Inc.
2.650% 5/11/50	955,000	915,675
Dell International LLC / EMC Corp.
8.100% 7/15/36	450,000	679,806
Leidos, Inc.
2.300% 2/15/31	1,575,000	1,538,854
		3,134,335
Diversified Financial Services — 3.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.500% 9/15/23	1,840,000	1,960,208
6.500% 7/15/25	885,000	1,025,733
Antares Holdings LP
2.750% 1/15/27 (a)	985,000	985,419
3.950% 7/15/26 (a)	1,215,000	1,279,818
6.000% 8/15/23 (a)	3,935,000	4,256,680
8.500% 5/18/25 (a)	1,185,000	1,413,107

	Principal Amount	Value
Ares Finance Co. III LLC 5 year CMT + 3.237%
4.125% VRN 6/30/51 (a)	$1,875,000	$1,939,733
Ares Finance Co. LLC
4.000% 10/08/24 (a)	2,380,000	2,534,102
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (a)	2,970,000	2,919,383
3.250% 2/15/27 (a)	1,945,000	2,004,760
4.250% 4/15/26 (a)	3,296,000	3,543,642
5.500% 1/15/26 (a)	205,000	229,675
Blackstone Private Credit Fund
1.750% 9/15/24 (a)	370,000	369,455
2.625% 12/15/26 (a)	1,660,000	1,653,297
Blue Owl Finance LLC
3.125% 6/10/31 (a)	3,455,000	3,413,285
4.125% 10/07/51 (c)	1,875,000	1,828,331
Brookfield Finance, Inc.
4.350% 4/15/30	2,145,000	2,475,160
GE Capital International Funding Co. Unlimited Co.
4.418% 11/15/35	790,000	946,258
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (a)	1,852,328	1,819,912
Lazard Group LLC
4.500% 9/19/28	2,055,000	2,370,234
		38,968,192
Electric — 0.6%
The Cleveland Electric Illuminating Co.
5.950% 12/15/36	589,000	782,629
CMS Energy Corp.
4.700% 3/31/43	655,000	798,961
4.875% 3/01/44	700,000	889,379
Entergy Arkansas LLC
2.650% 6/15/51	2,290,000	2,129,491
Nevada Power Co.
6.650% 4/01/36	1,000,000	1,460,375
Pacific Gas and Electric Co.
2.500% 2/01/31	1,035,000	983,434
		7,044,269
Electronics — 0.1%
Avnet, Inc.
3.000% 5/15/31	1,106,000	1,107,469
Food — 0.9%
JBS Finance Luxembourg Sarl
3.625% 1/15/32 (a)	6,550,000	6,672,878
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (a)	928,000	1,032,140

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Smithfield Foods, Inc.
2.625% 9/13/31 (a)	$1,415,000	$1,373,953
3.000% 10/15/30 (a)	1,208,000	1,214,613
		10,293,584
Gas — 0.3%
CenterPoint Energy Resources Corp.
6.625% 11/01/37	1,500,000	2,098,657
NiSource, Inc.
4.800% 2/15/44	1,350,000	1,664,148
		3,762,805
Health Care – Services — 0.3%
City of Hope
4.378% 8/15/48	1,275,000	1,588,075
HCA, Inc.
3.500% 7/15/51	1,815,000	1,800,578
		3,388,653
Insurance — 5.2%
Allianz SE 5 year CMT + 2.973%
3.500% VRN (a) (b)	2,800,000	2,832,760
Allstate Corp. 3 mo. USD LIBOR + 2.938%
5.750% VRN 8/15/53	3,220,000	3,484,845
American International Group, Inc. 3 mo. USD LIBOR + 2.868%
5.750% VRN 4/01/48	2,454,000	2,815,965
AmTrust Financial Services, Inc.
6.125% 8/15/23	4,330,000	4,420,161
Athene Global Funding
2.673% 6/07/31 (a)	3,080,000	3,101,178
Athene Holding Ltd.
6.150% 4/03/30	1,775,000	2,231,224
AXIS Specialty Finance LLC
3.900% 7/15/29	1,505,000	1,642,470
5 year CMT + 3.186% 4.900% VRN 1/15/40	1,670,000	1,778,257
Brighthouse Financial, Inc.
4.700% 6/22/47	1,525,000	1,720,827
5.625% 5/15/30	3,982,000	4,802,385
CNO Financial Group, Inc.
5.250% 5/30/29	2,801,000	3,282,238
Enstar Finance LLC 5 year CMT + 5.468%
5.750% VRN 9/01/40	2,700,000	2,876,052
Enstar Group Ltd.
4.950% 6/01/29	2,050,000	2,326,857
Global Atlantic Fin Co.
3.125% 6/15/31 (a)	2,060,000	2,086,429
5 year CMT + 3.796% 4.700% VRN 10/15/51 (a)	3,580,000	3,701,117

	Principal Amount	Value
Markel Corp. 5 year CMT + 5.662%
6.000% VRN (b)	$1,230,000	$1,362,840
MetLife Capital Trust IV
7.875% 12/15/67 (a)	925,000	1,285,667
New York Life Insurance Co.
3.750% 5/15/50 (a)	695,000	776,813
Prudential Financial, Inc.
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	1,300,000	1,383,535
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48 (d)	3,380,000	3,952,741
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	650,000	676,093
Sammons Financial Group, Inc.
3.350% 4/16/31 (a)	4,980,000	5,170,443
Teachers Insurance & Annuity Association of America
4.270% 5/15/47 (a)	1,025,000	1,235,769
USF&G Capital I
8.500% 12/15/45 (a)	1,015,000	1,521,976
		60,468,642
Internet — 0.3%
Amazon.com, Inc.
4.050% 8/22/47	1,055,000	1,277,046
Expedia Group, Inc.
4.625% 8/01/27	1,745,000	1,977,669
		3,254,715
Investment Companies — 1.4%
Ares Capital Corp.
2.150% 7/15/26	2,275,000	2,280,052
4.200% 6/10/24	2,100,000	2,251,804
BlackRock TCP Capital Corp.
3.900% 8/23/24	4,215,000	4,479,840
Golub Capital BDC, Inc.
2.500% 8/24/26	1,165,000	1,171,792
3.375% 4/15/24	2,745,000	2,869,783
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	2,705,000	2,879,331
		15,932,602
Iron & Steel — 0.2%
Vale Overseas Ltd.
6.250% 8/10/26	1,550,000	1,831,588
6.875% 11/21/36	825,000	1,106,655
		2,938,243
Lodging — 0.2%
Las Vegas Sands Corp.
3.200% 8/08/24	2,305,000	2,366,322

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Machinery – Construction & Mining — 0.3%
The Weir Group PLC
2.200% 5/13/26 (a)	$3,415,000	$3,447,457
Media — 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.900% 6/01/52	750,000	743,789
6.484% 10/23/45	1,905,000	2,585,172
Comcast Corp.
2.937% 11/01/56 (a)	1,244,000	1,175,068
3.450% 2/01/50	675,000	713,863
3.969% 11/01/47	660,000	751,857
Discovery Communications LLC
4.000% 9/15/55	1,186,000	1,236,063
4.650% 5/15/50	705,000	817,357
Time Warner Cable, Inc.
6.750% 6/15/39	655,000	894,974
ViacomCBS, Inc.
4.200% 5/19/32	1,131,000	1,292,188
4.950% 1/15/31	1,324,000	1,579,969
		11,790,300
Metal Fabricate & Hardware — 0.3%
The Timken Co.
4.500% 12/15/28	2,730,000	3,043,240
Mining — 0.5%
Glencore Finance Canada Ltd.
5.550% STEP 10/25/42 (a)	857,000	1,100,996
Glencore Funding LLC
2.625% 9/23/31 (a)	2,995,000	2,929,468
3.875% 10/27/27 (a)	950,000	1,035,595
Teck Resources Ltd.
6.000% 8/15/40	1,075,000	1,392,422
		6,458,481
Miscellaneous - Manufacturing — 0.1%
General Electric Co.
6.875% 1/10/39	429,000	638,119
Oil & Gas — 2.1%
BP Capital Markets PLC 5 year CMT + 4.036%
4.375% VRN (b)	2,675,000	2,850,614
Cenovus Energy, Inc.
6.750% 11/15/39	1,176,000	1,597,266
Devon Energy Corp.
5.600% 7/15/41	1,075,000	1,337,015
EQT Corp.
3.900% 10/01/27	2,770,000	2,997,777

	Principal Amount	Value
Helmerich & Payne, Inc.
2.900% 9/29/31 (a)	$394,000	$395,116
Marathon Petroleum Corp.
4.500% 4/01/48	495,000	559,178
6.500% 3/01/41	1,060,000	1,464,146
Occidental Petroleum Corp.
6.600% 3/15/46	1,228,000	1,541,140
Ovintiv Exploration, Inc.
5.375% 1/01/26	1,875,000	2,119,232
5.625% 7/01/24	1,200,000	1,330,433
Ovintiv, Inc.
6.500% 2/01/38	530,000	727,854
Patterson-UTI Energy, Inc.
3.950% 2/01/28 (d)	2,060,000	2,067,975
Petroleos Mexicanos
5.350% 2/12/28	1,925,000	1,901,688
6.375% 1/23/45	640,000	544,070
6.500% 3/13/27	295,000	311,552
6.625% 6/15/38	202,000	185,559
Santos Finance Ltd.
3.649% 4/29/31 (a)	1,910,000	1,942,950
Saudi Arabian Oil Co.
4.250% 4/16/39 (a)	1,080,000	1,210,831
		25,084,396
Oil & Gas Services — 0.6%
Halliburton Co.
5.000% 11/15/45	1,300,000	1,554,423
NOV, Inc.
3.600% 12/01/29 (d)	3,405,000	3,577,350
3.950% 12/01/42 (d)	1,778,000	1,759,694
		6,891,467
Pharmaceuticals — 0.9%
AbbVie, Inc.
4.700% 5/14/45	1,465,000	1,803,572
Bristol-Myers Squibb Co.
4.350% 11/15/47	1,150,000	1,438,710
Cigna Corp.
4.800% 7/15/46	1,105,000	1,377,232
CVS Health Corp.
5.050% 3/25/48	370,000	476,658
6.125% 9/15/39	895,000	1,235,619
CVS Pass-Through Trust
5.926% 1/10/34 (a)	1,706,809	2,055,123
Utah Acquisition Sub, Inc.
5.250% 6/15/46	1,750,000	2,136,251
		10,523,165

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pipelines — 1.9%
Energy Transfer LP
6.125% 12/15/45	$1,235,000	$1,568,462
3 mo. USD LIBOR + 4.028% 6.250% VRN (b)	2,635,000	2,357,534
EnLink Midstream Partners LP
4.150% 6/01/25	2,972,000	3,062,735
4.850% 7/15/26	996,000	1,045,501
Enterprise Products Operating LLC
3 mo. USD LIBOR + 3.033% 5.250% VRN 8/16/77	2,550,000	2,666,171
3 mo. USD LIBOR + 2.570% 5.375% VRN 2/15/78	1,120,000	1,164,940
MPLX LP 3 mo. USD LIBOR + 4.652%
6.875% VRN (b)	3,550,000	3,603,250
Plains All American Pipeline LP 3 mo. USD LIBOR + 4.110%
6.125% VRN (b)	2,590,000	2,343,950
Plains All American Pipeline LP/PAA Finance Corp.
3.800% 9/15/30	1,570,000	1,674,398
4.700% 6/15/44	1,525,000	1,633,589
6.650% 1/15/37	475,000	622,497
		21,743,027
Private Equity — 0.8%
Apollo Management Holdings LP 5 year CMT + 3.266%
4.950% VRN 1/14/50 (a)	1,970,000	2,055,057
Carlyle Finance Subsidiary LLC
3.500% 9/19/29 (a)	1,345,000	1,442,802
Hercules Capital, Inc.
4.625% 10/23/22	3,220,000	3,279,544
2.625% 9/16/26	1,420,000	1,418,899
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (a)	920,000	968,086
		9,164,388
Real Estate Investment Trusts (REITS) — 1.8%
Broadstone Net Lease LLC
2.600% 9/15/31	2,050,000	2,022,690
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP
3.750% 12/15/27 (a)	1,500,000	1,488,616
Host Hotels & Resorts LP
3.500% 9/15/30	2,756,000	2,859,962
Kimco Realty Corp.
4.125% 12/01/46	855,000	972,726
4.450% 9/01/47	1,055,000	1,274,016

	Principal Amount	Value
Service Properties Trust
4.500% 6/15/23	$953,000	$964,912
4.950% 10/01/29	1,445,000	1,408,875
Spirit Realty LP
2.700% 2/15/32	715,000	707,994
3.200% 1/15/27	425,000	452,799
3.400% 1/15/30	490,000	520,156
4.000% 7/15/29	2,405,000	2,661,952
4.450% 9/15/26	298,000	332,660
STORE Capital Corp.
4.625% 3/15/29	1,565,000	1,771,454
WEA Finance LLC
2.875% 1/15/27 (a)	3,195,000	3,308,558
		20,747,370
Retail — 0.3%
El Puerto de Liverpool SAB de CV
3.950% 10/02/24 (a)	3,375,000	3,619,721
Software — 0.5%
Microsoft Corp.
2.921% 3/17/52	2,560,000	2,655,135
MSCI, Inc.
3.625% 11/01/31 (a)	2,095,000	2,180,005
Oracle Corp.
3.600% 4/01/50	1,215,000	1,213,535
		6,048,675
Telecommunications — 1.2%
AT&T, Inc.
3.500% 9/15/53	333,000	327,740
3.550% 9/15/55	6,775,000	6,661,302
Crown Castle Towers LLC
4.241% 7/15/48 (a)	1,750,000	1,953,043
Qwest Corp
6.750% 12/01/21	908,000	916,081
Telefonica Emisiones SAU
4.665% 3/06/38	1,040,000	1,208,884
Verizon Communications, Inc.
2.875% 11/20/50	1,000,000	930,163
2.987% 10/30/56	2,599,000	2,413,245
		14,410,458
Transportation — 0.2%
CSX Corp.
4.750% 11/15/48	820,000	1,056,234
Norfolk Southern Corp.
4.050% 8/15/52	1,180,000	1,382,088
		2,438,322

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Trucking & Leasing — 0.1%
GATX Corp.
1.900% 6/01/31	$845,000	$801,802

TOTAL CORPORATE DEBT (Cost $382,491,725)		405,650,550

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 30.6%
Automobile Asset-Backed Securities — 0.7%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C
4.530% 3/20/23 (a)	1,577,000	1,591,086
Carvana Auto Receivables Trust, Series 2021-P1, Class D
1.820% 12/10/27	2,302,000	2,322,530
OneMain Direct Auto Receivables Trust, Series 2019-1A, Class B
3.950% 11/14/28 (a)	2,383,000	2,584,393
Santander Revolving Auto Loan Trust, Series 2019-A, Class D
3.450% 1/26/32 (a)	1,408,000	1,465,269
		7,963,278
Commercial Mortgage-Backed Securities — 10.1%
Aventura Mall Trust, Series 2018-AVM, Class C,
4.249% VRN 7/05/40 (a) (e)	4,140,000	4,417,690
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350%
1.434% FRN 9/15/34 (a)	760,000	757,150
BANK, Series 2020-BN30, Class MCDF,
3.016% VRN 12/15/53 (e)	3,165,000	2,948,084
BBCMS Mortgage Trust
Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (a) (e)	2,200,000	2,378,046
Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (a) (e)	1,590,000	1,654,314
Series 2018-CHRS, Class D, 4.409% VRN 8/05/38 (a) (e)	1,220,000	1,211,522
Benchmark Mortgage Trust
Series 2021-B23, Class 360A, 2.852% VRN 2/15/54 (a) (e)	3,150,000	3,155,427
Series 2021-B23, Class 360B, 2.852% VRN 2/15/54 (a) (e)	4,800,000	4,680,431
Series 2021-B25, Class 300C, 3.094% VRN 4/15/54 (a) (e)	3,100,000	2,967,800

	Principal Amount	Value
BGME Trust
Series 2021-VR, Class C, 3.094% VRN 1/10/43 (a) (e)	$16,248,000	$16,029,213
Series 2021-VR, Class D, 3.094% VRN 1/10/43 (a) (e)	3,790,000	3,668,878
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500%
1.584% FRN 7/15/35 (a)	1,850,000	1,850,002
BX Commercial Mortgage Trust
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.784% FRN 11/15/35 (a)	2,142,000	2,142,669
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 1.884% FRN 10/15/36 (a)	1,899,889	1,901,668
Series 2021-SOAR, Class E, 1 mo. USD LIBOR + 1.800% 1.884% FRN 6/15/38 (a)	2,300,000	2,305,030
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.084% FRN 10/15/36 (a)	2,309,912	2,312,801
Series 2021-VOLT, Class E, 1 mo. USD LIBOR + 2.000% 2.100% FRN 9/15/36 (a)	5,343,000	5,349,692
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750%
1.834% FRN 12/15/37 (a)	1,104,426	1,105,461
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class C
3.502% 8/10/56	1,259,000	1,309,452
Cold Storage Trust, Series 2020-ICE5, Class D, 1 mo. USD LIBOR + 2.100%
2.184% FRN 11/15/37 (a)	4,423,457	4,430,362
Commercial Mortgage Pass-Through Certificates
Series 2015-CR23, Class B, 4.183% VRN 5/10/48 (e)	1,200,000	1,277,304
Series 2015-CR23, Class C, 4.433% VRN 5/10/48 (e)	1,050,000	1,118,483
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 1 mo. USD LIBOR + 2.150%
2.234% FRN 5/15/36 (a)	750,000	750,703
DROP Mortgage Trust
Series 2021-FILE, Class C, 1 mo. USD LIBOR + 2.250% 2.330% FRN 4/15/26 (a)	3,365,000	3,373,408
Series 2021-FILE, Class D, 1 mo. USD LIBOR + 2.750% 2.830% FRN 4/15/26 (a)	1,162,000	1,165,629

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Extended Stay America Trust
Series 2021-ESH, Class C, 1 mo. USD LIBOR + 1.700% 1.784% FRN 7/15/38 (a)	$5,073,605	$5,108,310
Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250% 2.334% FRN 7/15/38 (a)	2,387,579	2,408,461
GS Mortgage Securities Trust
Series 2019-GC39, Class C, 4.005% VRN 5/10/52 (e)	1,357,000	1,455,822
Series 2012-GC6, Class AS, 4.948% 1/10/45 (a)	559,932	561,024
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class B
3.898% 2/15/48	2,800,000	2,961,137
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class C,
4.302% VRN 10/15/50 (e)	2,900,000	3,108,229
KIND Trust, Series 2021-KIND, Class C, 1 mo. USD LIBOR + 1.750%
1.834% FRN 8/15/38 (a)	3,100,000	3,100,964
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.884% FRN 5/15/36 (a)	1,730,000	1,730,001
Life 2021-BMR Mortgage Trust, Class E, 1 mo. USD LIBOR + 1.750%
1.834% FRN 3/15/38 (a)	2,549,000	2,549,795
MFT Trust
Series 2020-ABC, Class A, 3.358% 2/10/42 (a)	1,185,000	1,240,463
Series 2020-ABC, Class B, 3.593% VRN 2/10/42 (a) (e)	1,278,000	1,319,676
MHC Commercial Mortgage Trust
Series 2021-MHC, Class D, 1 mo. USD LIBOR + 1.601% 1.685% FRN 4/15/38 (a)	2,100,000	2,102,621
Series 2021-MHC, Class E, 1 mo. USD LIBOR + 2.101% 2.185% FRN 4/15/38 (a)	5,140,000	5,157,666
MKT Mortgage Trust
Series 2020-525M, Class D, 3.039% VRN 2/12/40 (a) (e)	595,000	597,188
Series 2020-525M, Class E, 3.039% VRN 2/12/40 (a) (e)	1,220,000	1,172,091
Morgan Stanley Capital I Trust, Series 2018-H3, Class B,
4.620% VRN 7/15/51 (e)	740,000	836,871

	Principal Amount	Value
VASA Trust, Series 2021-VASA, Class D, 1 mo. USD LIBOR + 2.100%
2.184% FRN 7/15/39 (a)	$4,879,000	$4,880,387
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class B
4.556% 6/16/51	390,000	433,196
Wells Fargo Commercial Mortgage Trust 2021-FCMT, Series 2021-FCMT, Class B, 1 mo. USD LIBOR + 1.850%
1.934% FRN 5/15/31 (a)	3,000,000	3,001,880
		117,987,001
Other Asset-Backed Securities — 12.3%
AASET Trust, Series 2020-1A, Class A
3.351% 1/16/40 (a)	1,815,188	1,794,258
Adams Outdoor Advertising LP, Series 2018-1, Class A
4.810% 11/15/48 (a)	2,231,184	2,343,942
Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class CR2, 3 mo. USD LIBOR + 2.250%
2.346% FRN 7/15/32 (a)	830,000	829,988
Apidos CLO XXV, Series 2016-25A, Class A2R, 3 mo. USD LIBOR + 1.700%
1.834% FRN 10/20/31 (a)	2,610,000	2,610,193
ASSURANT CLO Ltd., Series 2018-3A, Class CR, 3 mo. USD LIBOR + 2.050%
2.184% FRN 10/20/31 (a)	1,250,000	1,250,496
Avery Point VII CLO Ltd., Series 2015-7A, Class DR, 3 mo. USD LIBOR + 3.600%
3.726% FRN 1/15/28 (a)	1,000,000	1,000,272
Ballyrock CLO Ltd., Series 2019-2A, Class CR, 3 mo. USD LIBOR + 3.150%
3.281% FRN 11/20/30 (a)	800,000	796,032
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, 3 mo. USD LIBOR + 1.090%
1.224% FRN 4/20/31 (a)	1,920,000	1,918,272
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class B, 3 mo. USD LIBOR + 1.950%
2.076% FRN 10/15/32 (a)	750,000	750,100
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A
2.940% 5/25/29 (a)	350,271	358,129
Business Jet Securities LLC
Series 2021-1A, Class A, 2.162% 4/15/36 (a)	2,187,299	2,196,368

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2020-1A, Class A, 2.981% 11/15/35 (a)	$775,948	$785,873
Series 2021-1A, Class C, 5.067% 4/15/36 (a)	1,412,637	1,420,847
Canyon Capital CLO Ltd.
Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.370% 1.496% FRN 10/15/32 (a)	600,000	600,184
Series 2019-2A, Class C, 3 mo. USD LIBOR + 2.750% 2.876% FRN 10/15/32 (a)	400,000	400,087
Capital Automotive REIT
Series 2020-1A, Class A3, 3.250% 2/15/50 (a)	565,074	585,382
Series 2020-1A, Class A6, 3.810% 2/15/50 (a)	491,870	529,162
Series 2017-1A, Class A2, 4.180% 4/15/47 (a)	867,925	913,402
Carlyle Global Market Strategies CLO Ltd.
Series 2018-4A, Class A2, 3 mo. USD LIBOR + 1.800% 1.934% FRN 1/20/31 (a)	1,080,000	1,080,079
Series 2015-3A, Class CR, 3 mo. USD LIBOR + 2.850% 2.982% FRN 7/28/28 (a)	310,000	309,483
Castlelake Aircraft Securitization Trust, Series 2019-1A, Class A
3.967% 4/15/39 (a)	788,019	788,009
CBAM Ltd., Series 2018-6A, Class B1R, 3 mo. USD LIBOR + 2.100%
2.226% FRN 1/15/31 (a)	1,200,000	1,200,270
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD LIBOR + .980%
1.114% FRN 4/20/31 (a)	1,000,000	1,001,345
CF Hippolyta LLC, Series 2020-1, Class B1
2.280% 7/15/60 (a)	666,998	676,374
CIFC Funding Ltd., Series 2017-5A, Class A1, 3 mo. USD LIBOR + 1.180%
1.314% FRN 11/16/30 (a)	2,100,000	2,100,479
Clear Creek CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.200%
1.334% FRN 10/20/30 (a)	2,120,000	2,120,396
Eaton Vance CLO Ltd.
Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.750% 1.876% FRN 10/15/30 (a)	1,700,000	1,700,136

	Principal Amount	Value
Series 2020-1A, Class CR, 3 mo. USD LIBOR + 2.050% 2.135% FRN 10/15/34 (a)	$400,000	$399,994
Elmwood CLO II Ltd., Series 2019-2A, Class AR, 3 mo. USD LIBOR + 1.150%
1.284% FRN 4/20/34 (a)	3,500,000	3,503,804
Elmwood CLO III Ltd.
Series 2019-3A, Class BR, 3 mo. USD LIBOR + 1.650% 1.000% FRN 10/20/34 (c)	1,300,000	1,300,136
Series 2019-3A, Class B, 3 mo. USD LIBOR + 1.950% 2.076% FRN 10/15/32 (a)	1,300,000	1,300,000
Elmwood CLO IV Ltd., Series 2020-1A, Class A, 3 mo. USD LIBOR + 1.240%
1.366% FRN 4/15/33 (a)	1,000,000	1,002,671
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	128,349	129,786
Flatiron CLO Ltd.
Series 2019-1A, Class B, 3 mo. USD LIBOR + 1.900% 2.025% FRN 11/16/32 (a)	1,300,000	1,299,999
Series 2019-1A, Class C, 3 mo. USD LIBOR + 2.700% 2.825% FRN 11/16/32 (a)	250,000	250,000
GCI Funding I LLC, Series 2021-1, Class A
2.380% 6/18/46 (a)	1,569,830	1,576,858
Goldentree Loan Management US CLO Ltd.
Series 2019-5A, Class CR, 3 mo. USD LIBOR + 2.050% 1.000% FRN 10/20/32 (a) (c)	800,000	800,000
Series 2019-5A, Class C, 3 mo. USD LIBOR + 2.700% 2.834% FRN 10/20/32 (a)	500,000	500,000
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 4/15/55 (a)	3,125,851	3,191,163
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	1,216,408	1,266,971
Series 2017-1A, Class A, 3.740% 10/15/52 (a)	589,248	619,422
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	1,245,390	1,313,371
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (e)	1,551,371	1,637,116
Hero Funding Trust
Series 2016-3A, Class A1, 3.080% 9/20/42 (a)	557,636	572,347

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	$608,409	$631,879
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	185,361	192,802
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	581,810	595,012
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	149,100	156,925
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	1,064,831	1,137,332
Highbridge Loan Management Ltd., Series 13A-18, Class C, 3 mo. USD LIBOR + 2.150%
2.276% FRN 10/15/30 (a)	1,000,000	1,000,049
Horizon Aircraft Finance I Ltd.
Series 2019-1, Class A, 3.721% 7/15/39 (a)	1,436,056	1,439,505
Series 2018-1, Class A, 4.458% 12/15/38 (a)	1,011,181	1,011,629
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A
3.425% 11/15/39 (a)	3,433,429	3,424,214
HPS Loan Management Ltd., Series 15A-19, Class A1, 3 mo. USD LIBOR + 1.320%
1.458% FRN 7/22/32 (a)	800,000	800,502
ICG US CLO Ltd., Series 2019-1A, Class A1A, 3 mo. USD LIBOR + 1.380%
1.505% FRN 10/26/32 (a)	900,000	900,479
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A
3.870% 3/15/58 (a)	598,637	670,804
KREF Ltd.
Series 2021-FL2, Class B, 1 mo. USD LIBOR + 1.650% 1.734% FRN 2/15/39 (a)	3,500,000	3,500,456
Series 2021-FL2, Class C, 1 mo. USD LIBOR + 2.000% 2.084% FRN 2/15/39 (a)	5,800,000	5,800,689
Series 2021-FL2, Class D, 1 mo. USD LIBOR + 2.200% 2.284% FRN 2/15/39 (a)	3,200,000	3,200,440
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1
4.300% 1/15/42 (a)	1,954,102	1,935,228
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	2,209,404	2,204,260
Madison Park Funding Ltd.,
Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600% 1.726% FRN 7/15/30 (a)	2,090,000	2,090,090

	Principal Amount	Value
Series 2018-32A, Class CR, 3 mo. USD LIBOR + 2.000% 2.138% FRN 1/22/31 (a)	$1,750,000	$1,750,010
Series 2018-29A, Class C, 3 mo. USD LIBOR + 2.200% 2.334% FRN 10/18/30 (a)	680,000	680,116
Mariner Finance Issuance Trust
Series 2021-AA, Class B, 2.330% 3/20/36 (a)	1,771,000	1,792,898
Series 2021-AA, Class C, 2.960% 3/20/36 (a)	835,000	852,180
Mosaic Solar Loans LLC
Series 2017-2A, Class A, 3.820% 6/22/43 (a)	468,980	495,428
Series 2018-1A, Class A, 4.010% 6/22/43 (a)	209,839	224,832
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	213,305	226,862
MVW Owner Trust, Series 2017-1A, Class A
2.420% 12/20/34 (a)	129,065	132,556
New Residential Advance Receivables Trust, Series 2020-T1, Class ET1
5.467% 8/15/53 (a)	2,495,000	2,501,192
NP SPE LLC, Series 2017-1A, Class A2
4.219% 10/21/47 (a)	2,190,000	2,277,835
OAK Hill Credit Partners
Series 2019-4A, Class A1, 3 mo. USD LIBOR + 1.330% 1.468% FRN 10/22/32 (a)	1,250,000	1,250,341
Series 2019-4A, Class C, 3 mo. USD LIBOR + 2.650% 2.788% FRN 10/22/32 (a)	1,000,000	1,000,352
Octagon Investment Partners 39 Ltd., Series 2018-3A, Class C, 3 mo. USD LIBOR + 2.200%
2.334% FRN 10/20/30 (a)	1,180,000	1,180,137
Oxford Finance Funding Trust, Series 2020-1A, Class A2
3.101% 2/15/28 (a)	1,894,000	1,926,983
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A
3.967% 6/15/44 (a)	1,720,763	1,714,556
Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2
3.858% 12/05/49 (a)	2,932,763	3,018,008
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.936% FRN 2/25/23 (a)	1,180,000	1,182,906

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Regatta XIV Funding Ltd., Series 2018-3A, Class B, 3 mo. USD LIBOR + 1.850%
1.975% FRN 10/25/31 (a)	$1,030,000	$1,030,160
Renew, Series 2021-1, Class A
2.060% 11/20/56 (a)	2,186,133	2,184,872
Sierra Receivables Funding LLC
Series 2020-2A, Class B, 2.320% 7/20/37 (a)	771,417	781,541
Series 2021-1A, Class D, 3.170% 11/20/37 (a)	1,576,291	1,586,310
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	1,092,744	1,113,795
Series 2018-3A, Class D, 5.200% 9/20/35 (a)	632,384	646,913
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300%
2.425% FRN 8/18/31 (a)	1,660,000	1,639,524
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + 1.200%
1.286% FRN 11/25/35 (a)	859,216	836,091
Structured Receivables Finance LLC, Series 2010-B, Class A
3.730% 8/15/36 (a)	152,508	158,513
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A
4.870% 7/20/48 (a)	592,558	635,246
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A
4.190% 1/15/71 (a)	1,793,718	1,980,197
THL Credit Wind River CLO Ltd., Series 2018-3A, Class B, 3 mo. USD LIBOR + 1.700%
1.834% FRN 1/20/31 (a)	2,440,000	2,440,154
Thrust Engine Leasing
Series 2021-1A, Class A, 4.163% 7/15/40 (a)	3,681,399	3,631,853
Series 2021-1A, Class B, 6.121% 7/15/40 (a)	1,671,554	1,649,698
Series 2021-1A, Class C, 7.386% 7/15/40 (a)	1,200,000	1,195,436
TICP CLO XIV Ltd., Series 2019-14A, Class A2, 3 mo. USD LIBOR + 1.900%
2.034% FRN 10/20/32 (a)	250,000	250,066
Trinity Rail Leasing LP, Series 2018-1A, Class A2
4.620% 6/17/48 (a)	2,370,000	2,422,031

	Principal Amount	Value
Vivint Solar Financing V LLC, Series 2018-1A, Class B
7.370% 4/30/48 (a)	$2,326,496	$2,460,512
Voya CLO Ltd.
Series 2015-3A, Class A3R, 3 mo. USD LIBOR + 1.700% 1.834% FRN 10/20/31 (a)	1,500,000	1,497,544
Series 2019-3A, Class B1, 3 mo. USD LIBOR + 1.850% 1.984% FRN 10/17/32 (a)	1,500,000	1,500,084
WAVE LLC
Series 2019-1A, Class A, 3.597% 9/15/44 (a)	4,598,643	4,579,845
Series 2017-1A, Class C, 6.656% 11/15/42 (a)	1,898,519	1,063,607
WAVE Trust, Series 2017-1A, Class A
3.844% 11/15/42 (a)	399,008	393,065
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	1,096,031	1,096,350
Zaxby’s Funding LLC, Series 2021-1A, Class A2
3.238% 7/30/51 (a)	1,094,000	1,112,016
		143,508,106
Student Loans Asset-Backed Securities — 4.9%
College Avenue Student Loans LLC
Series 2019-A, Class B, 3.810% 12/28/48 (a)	2,033,397	2,102,596
Series 2019-A, Class C, 4.460% 12/28/48 (a)	1,439,177	1,496,959
College Loan Corp. Trust I, Series 2007-1, Class B2,
1.627% FRN 1/25/47 (e)	778,662	623,663
DRB Prime Student Loan Trust
Series 2017-B, Class BFX, 3.020% 8/25/42 (a)	538,731	550,955
Series 2018-B, Class BFX, 3.720% 5/26/43 (a)	436,918	449,055
EdLinc Student Loan Funding, Series 2017-A, Class A, PRIME - 1.150%
2.100% FRN 12/01/47 (a)	1,176,790	1,193,885
Education Loan Asset-Backed Trust I
Series 2003-1, Class A2, 0.000%FRN 2/01/43 (a) (e)	1,300,000	1,201,195
Series 2003-2, Class 2A1, 0.000%FRN 8/01/43 (a) (e)	1,950,000	1,808,945
Series 2013-1, Class B1, 1 mo. USD LIBOR + 1.000% 1.086% FRN 11/25/33 (a)	960,639	960,639

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Higher Education Funding I
Series 2004-1, Class B2, 0.000%FRN 1/01/44 (a) (e)	$600,000	$524,144
Series 2004-1, Class B1, 1.796% FRN 1/01/44 (a) (e)	600,000	536,910
Navient Private Education Loan Trust, Series 2020-IA, Class B
2.950% 4/15/69 (a)	3,080,000	3,158,589
Navient Private Education Refi Loan Trust
Series 2021-BA, Class B, 2.520% 7/15/69 (a)	3,452,000	3,470,847
Series 2020-HA, Class B, 2.780% 1/15/69 (a)	2,425,000	2,486,863
Series 2019-A, Class B, 3.900% 1/15/43 (a)	1,500,000	1,599,345
Navient Student Loan Trust
Series 2021-2A, Class B, 1 mo. USD LIBOR + 1.350% 1.436% FRN 2/25/70 (a)	3,040,000	3,071,189
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 1.586% FRN 10/25/58	1,200,000	1,208,493
Series 2018-EA, Class B, 4.440% 12/15/59 (a)	730,000	759,492
Nelnet Student Loan Trust
Series 2014-3A, Class B, 1 mo. USD LIBOR + 1.500% 1.586% FRN 10/25/50 (a)	975,000	981,378
Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500% 1.586% FRN 5/26/54 (a)	1,300,000	1,307,952
Series 2015-2A, Class B, 1 mo. USD LIBOR + 1.500% 1.586% FRN 5/26/54 (a)	1,130,000	1,135,588
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 1.586% FRN 6/25/54 (a)	1,100,000	1,106,255
Series 2019-4A, Class B, 1 mo. USD LIBOR + 1.650% 1.736% FRN 9/26/67 (a)	3,800,000	3,905,290
Series 2019-5, Class B, 3.450% 10/25/67 (a)	2,850,000	2,895,192
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200%
0.325% FRN 2/15/45	1,355,349	1,275,791
SLM Student Loan Trust
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.335% FRN 10/25/40	1,614,594	1,518,376
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 0.435% FRN 1/25/55	1,177,822	1,124,366

	Principal Amount	Value
Series 2006-2, Class R, 0.000% 1/25/41	$907,800	$4,548,078
SMB Private Education Loan Trust
Series 2020-BA, Class B, 2.760% 7/15/53 (a)	3,431,000	3,524,371
Series 2017-A, Class B, 3.500% 6/17/41 (a)	1,800,000	1,886,279
SoFi Alternative Trust, Series 2019-C, Class PT,
1.035% VRN 1/25/45 (a) (e)	3,665,421	3,931,428
		56,344,108
Whole Loan Collateral Collateralized Mortgage Obligations — 2.6%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
2.537% VRN 8/25/34 (e)	55,492	54,745
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class M1,
3.170% VRN 7/25/49 (a) (e)	1,188,500	1,202,327
CSMC, Series 2021-NQM3, Class M1,
2.317% VRN 4/25/66 (a) (e)	1,670,000	1,689,344
Flagstar Mortgage Trust, Series 2021-6INV, Class A18,
2.500% VRN 8/25/51 (a) (e)	5,477,007	5,514,234
JP Morgan Mortgage Trust, Series 2017-1, Class A11,
3.480% VRN 1/25/47 (a) (e)	767,030	782,379
New Residential Mortgage Loan Trust 2021-INV1, Series 2021-INV1, Class A4,
2.500% VRN 6/25/51 (a) (e)	3,260,733	3,294,104
NewRez Warehouse Securitization Trust, Series 2021-1, Class D, 1 mo. USD LIBOR + 1.400%
1.486% FRN 5/25/55 (a)	3,340,000	3,340,875
NMLT Trust, Series 2021-INV1, Class M1,
2.711% VRN 5/25/56 (a) (e)	3,723,000	3,731,290
PSMC Trust, Series 2018-2, Class A1,
3.500% VRN 6/25/48 (a) (e)	269,461	270,687
Sequoia Mortgage Trust, Series 2018-CH2, Class A3,
4.000% VRN 6/25/48 (a) (e)	501,967	510,222
STAR Trust, Series 2021-1, Class M1,
2.363% VRN 5/25/65 (a) (e)	5,273,000	5,307,249
Starwood Mortgage Residential Trust, Series 2021-3, Class M1,
2.491% VRN 6/25/56 (a) (e)	2,840,000	2,866,126
Verus Securitization Trust, Series 2021-R3, Class M1,
2.411% VRN 4/25/64 (a) (e)	1,491,000	1,502,585

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Class A1,
4.000% VRN 11/25/48 (a) (e)	$180,507	$181,793
		30,247,960

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $351,120,092)		356,050,453

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Colombia Government International Bond
6.125% 1/18/41	2,980,000	3,270,967
Mexico Government International Bond
4.500% 4/22/29	1,175,000	1,319,619
4.750% 3/08/44	3,028,000	3,227,666
6.750% 9/27/34	950,000	1,249,260
		9,067,512

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $8,608,245)		9,067,512

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES(f) — 19.0%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	95,989	107,565
Pass-Through Securities — 19.0%
Federal Home Loan Mortgage Corp.
Pool #RA4245 2.000% 12/01/50	5,147,662	5,181,020
Pool #RA4255 2.000% 1/01/51	10,722,472	10,802,007
Pool #RA2483 3.500% 6/01/50	7,992,487	8,454,678
Pool #Z40047 4.000% 10/01/41	100,563	109,452
Federal National Mortgage Association
Pool #775539 12 mo. USD LIBOR + 1.641% 1.891% FRN 5/01/34	46,056	47,739
Pool #MA3029 3.000% 6/01/32	2,648,131	2,795,319
Pool #MA3090 3.000% 8/01/32	884,155	932,469
Pool #AS1304 3.500% 12/01/28	723,375	772,094
Pool #MA1356 3.500% 2/01/43	5,115,592	5,535,311
Pool #CA6096 3.500% 6/01/50	9,953,271	10,634,605
Pool #FM4017 3.500% 8/01/50	701,212	741,269
Pool #CA1909 4.500% 6/01/48	3,488,804	3,775,008

	Principal Amount	Value
Pool #AD6437 5.000% 6/01/40	$298,610	$339,957
Pool #AD6996 5.000% 7/01/40	1,801,038	2,050,417
Pool #AL8173 5.000% 2/01/44	691,758	787,542
Government National Mortgage Association
Pool #781038 6.500% 5/15/29	28,209	31,637
Pool #781468 6.500% 7/15/32	1,952	2,251
Pool #781496 6.500% 9/15/32	9,354	10,705
Pool #345964 7.000% 11/15/23	327	342
Pool #380866 7.000% 3/15/24	284	298
Pool #781124 7.000% 12/15/29	3,676	4,161
Pool #781319 7.000% 7/15/31	67,679	77,763
Pool #581417 7.000% 7/15/32	9,983	11,267
Pool #565982 7.000% 7/15/32	12,079	14,051
Pool #357262 7.500% 9/15/23	377	393
Pool #441009 8.000% 11/15/26	534	594
Pool #522777 8.000% 12/15/29	3,844	4,369
Pool #523043 8.000% 3/15/30	127	146
Pool #529134 8.000% 3/15/30	1,333	1,551
Pool #477036 8.000% 4/15/30	535	623
Pool #503157 8.000% 4/15/30	11,542	13,443
Pool #528714 8.000% 4/15/30	1,048	1,222
Pool #544640 8.000% 11/15/30	9,037	10,580
Pool #531298 8.500% 8/15/30	725	831
Government National Mortgage Association II
Pool #MA6038 3.000% 7/20/49	4,463,640	4,677,916
Pool #MA6283 3.000% 11/20/49	8,073,639	8,432,197
Pool #MA6409 3.000% 1/20/50	8,207,652	8,565,109
Pool #MA4321 3.500% 3/20/47	4,787,840	5,080,368
Government National Mortgage Association II TBA
2.500% 2/01/51 (c)	18,525,000	19,114,038
3.000% 7/01/49 (c)	8,575,000	8,956,185
3.500% 5/01/49 (c)	18,830,000	19,797,979
Uniform Mortgage Backed Securities TBA
2.000% 7/01/51 (c)	21,400,000	21,443,468
2.500% 7/01/51 (c)	6,850,000	7,059,246
3.000% 5/01/49 (c)	41,150,000	43,043,542
3.500% 2/01/49 (c)	15,450,000	16,345,618
4.000% 1/01/48 (c)	4,900,000	5,250,274
		220,911,054

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Whole Loans — 0.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2, 1 mo. USD LIBOR + 1.350%
1.436% FRN 3/25/29	$22,781	$22,784

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $221,307,419)		221,041,403

U.S. TREASURY OBLIGATIONS — 13.7%
U.S. Treasury Bonds & Notes — 13.7%
U.S. Treasury Bond
2.250% 8/15/49 (g)	28,200,000	29,155,061
3.500% 2/15/39	30,900,000	38,392,882
U.S. Treasury Note
0.125% 2/15/24	34,100,000	33,907,587
0.500% 2/28/26	59,600,000	58,577,491
		160,033,021

TOTAL U.S. TREASURY OBLIGATIONS (Cost $162,528,129)		160,033,021

TOTAL BONDS & NOTES (Cost $1,126,055,610)		1,151,842,939

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $3,506,056)		2,858,139

	Number of Shares
MUTUAL FUNDS — 0.4%
Diversified Financial Services — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (h)	4,586,628	4,586,628

TOTAL MUTUAL FUNDS (Cost $4,586,628)		4,586,628

TOTAL LONG-TERM INVESTMENTS (Cost $1,134,148,294)		1,159,287,706

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 13.4%
Commercial Paper — 13.2%
American Honda Finance PLC
0.183% 10/08/21	$1,000,000	$999,973
Aon Corp.
0.112% 10/07/21 (a)	1,000,000	999,975
AT&T, Inc.
0.387% 11/17/21 (a)	5,000,000	4,998,920
0.407% 12/15/21 (a)	15,000,000	14,994,268
Cigna Corp.
0.254% 11/18/21 (a)	5,000,000	4,998,755
0.264% 12/20/21 (a)	6,000,000	5,997,340
Danaher Corp.
0.203% 11/15/21 (a)	2,000,000	1,999,589
Dentsply Intl, Inc.
0.203% 11/30/21 (a)	15,000,000	14,995,400
EI Dupont
0.325% 12/08/21 (a)	9,420,000	9,417,617
Entergy Corp.
0.193% 11/03/21 (a)	4,000,000	3,999,282
Experian Finance PLC
0.193% 12/01/21 (a)	4,000,000	3,999,029
0.203% 11/29/21 (a)	3,000,000	2,999,300
0.254% 12/09/21 (a)	807,000	806,769
Fidelity Natl Information Svcs
0.233% 11/01/21 (a)	5,000,000	4,999,329
Fortive Corp.
0.142% 10/05/21 (a)	3,631,000	3,630,934
Ingredion, Inc.
0.254% 11/09/21 (a)	15,000,000	14,997,050
Rogers Communications
0.223% 10/07/21 (a)	5,000,000	4,999,874
Sempra Energy
0.172% 10/08/21 (a)	12,000,000	11,999,648
Suncor Energy, Inc.
0.203% 11/29/21 (a)	4,000,000	3,998,800
0.223% 12/08/21 (a)	13,000,000	12,995,365
Tampa Electric Co.
0.183% 10/21/21 (a)	3,000,000	2,999,843
Transcanada Pipelines Ltd.
0.223% 11/16/21 (a)	2,000,000	1,999,574
VW Credit, Inc.
0.336% 1/26/22 (a)	5,000,000	4,996,574
0.356% 2/11/22 (a)	10,000,000	9,991,662
Waste Management, Inc.
0.326% 7/25/22 (a)	5,000,000	4,984,255
		153,799,125

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (i)	$2,797,746	$2,797,746

TOTAL SHORT-TERM INVESTMENTS (Cost $156,576,272)		156,596,871

TOTAL INVESTMENTS — 112.9% (Cost $1,290,724,566) (j)		1,315,884,577

Other Assets/(Liabilities) — (12.9)%		(150,715,461)

NET ASSETS — 100.0%		$1,165,169,116

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $596,233,116 or 51.17% of net assets.

(b)	Security is perpetual and has no stated maturity date.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $6,184,159 or 0.53% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,730,481 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2021.

(f)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(g)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)	Represents investment of security lending cash collateral. (Note 2).

(i)

Maturity value of $2,797,746. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $2,853,742.

(j)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	84.3%
Cayman Islands	7.5%
United Kingdom	1.7%
Mexico	1.0%
Canada	0.9%
Netherlands	0.7%
Bermuda	0.7%
Luxembourg	0.6%
Switzerland	0.4%
Ireland	0.3%
Israel	0.3%
Colombia	0.3%
Germany	0.2%
Finland	0.2%
Australia	0.2%
Saudi Arabia	0.1%
Spain	0.1%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10 -Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%##	Semi-Annually	USD	5,551,000	$431,868	$277,507	$154,361

Put
10 -Year Interest Rate Swap,1 12/15/42	Barclays Bank PLC*	12/13/32	2.94%##	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	64,580,000	$2,426,271	$3,228,549	$(802,278)
									$2,858,139	$3,506,056	$(647,917)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/21/21	245	$48,853,099	$(2,042,786)
U.S. Treasury Note 2 Year	12/31/21	544	119,787,878	(78,128)
U.S. Treasury Note 5 Year	12/31/21	334	41,217,625	(221,734)
				$(2,342,648)
Short
U.S. Treasury Ultra 10 Year	12/21/21	11	$(1,630,199)	$32,449
90 Day Eurodollar	3/14/22	19	(4,632,850)	(110,263)
90 Day Eurodollar	9/19/22	17	(4,143,482)	(93,131)
90 Day Eurodollar	3/13/23	14	(3,410,178)	(67,772)
90 Day Eurodollar	12/18/23	19	(4,623,825)	(71,788)
90 Day Eurodollar	12/16/24	50	(12,152,959)	(146,416)
				$(456,921)

*	Contracts are subject to a Master Netting Agreement.
##	Exercise Rate.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 0.7%
COMMON STOCK — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Tourmaline Oil Corp. (Escrow Shares) (a) (b) (c)	19,076	$15,060

TOTAL COMMON STOCK (Cost $14,899)		15,060

PREFERRED STOCK — 0.7%
Financial — 0.7%
Insurance — 0.7%
Equitable Holdings, Inc.
4.300% (d)	45,600	1,140,000
Selective Insurance Group, Inc.
4.600%	18,825	490,015

TOTAL PREFERRED STOCK (Cost $1,610,625)		1,630,015

TOTAL EQUITIES (Cost $1,625,524)		1,645,075
	Principal Amount
BONDS & NOTES — 96.1%
CORPORATE DEBT — 43.9%
Aerospace & Defense — 1.2%
BAE Systems PLC
3.000% 9/15/50 (e)	$230,000	220,649
The Boeing Co.
2.196% 2/04/26	1,305,000	1,316,338
5.930% 5/01/60	140,000	190,691
TransDigm, Inc.
5.500% 11/15/27	250,000	258,437
6.250% 3/15/26 (e)	500,000	523,185
6.375% 6/15/26	225,000	232,124
		2,741,424
Agriculture — 1.1%
BAT Capital Corp.
2.259% 3/25/28	320,000	317,335
4.700% 4/02/27	510,000	575,862
4.758% 9/06/49	165,000	177,983
Imperial Brands Finance PLC
3.500% 7/26/26 (e)	300,000	320,921
3.875% 7/26/29 (e)	320,000	344,119

	Principal Amount	Value
Reynolds American, Inc.
5.850% 8/15/45	$150,000	$179,644
Viterra Finance BV
3.200% 4/21/31 (e)	580,000	588,508
		2,504,372
Airlines — 0.2%
Alaska Airlines Pass Through Trust, 2020-1 Class A,
4.800% 2/15/29 (e)	415,647	462,673
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 9/01/27	72,812	74,950
		537,623
Auto Manufacturers — 0.9%
Ford Motor Co.
7.450% 7/16/31	270,000	351,000
Ford Motor Credit Co. LLC
3.087% 1/09/23	310,000	314,557
4.140% 2/15/23	285,000	292,182
General Motors Co.
4.200% 10/01/27	215,000	238,869
5.150% 4/01/38	230,000	273,944
5.200% 4/01/45	225,000	273,452
6.800% 10/01/27	335,000	418,184
		2,162,188
Banks — 5.7%
Associated Banc-Corp.
4.250% 1/15/25	413,000	443,556
Banco General SA
4.125% 8/07/27 (e)	260,000	278,203
Bank of America Corp.
5 year CMT + 1.200% 2.482% VRN 9/21/36	580,000	567,832
SOFR + 2.150% 2.592% VRN 4/29/31	300,000	305,863
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	200,000	226,788
6.110% 1/29/37	190,000	256,486
7.750% 5/14/38	125,000	195,424
The Bank of Nova Scotia 3 mo. USD LIBOR + 2.648%
4.650% VRN (f)	575,000	575,862
Barclays PLC
5.200% 5/12/26	610,000	697,450
Citigroup, Inc.
4.600% 3/09/26	295,000	333,077
5.875% 1/30/42	100,000	142,348
6.000% 10/31/33	85,000	111,162

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Credit Suisse AG
6.500% 8/08/23 (e)	$575,000	$629,222
First Republic Bank
4.375% 8/01/46	510,000	620,600
Fulton Financial Corp.
3.600% 3/16/22	35,000	35,424
The Goldman Sachs Group, Inc.
5.150% 5/22/45	290,000	379,634
5.950% 1/15/27	170,000	204,408
6.250% 2/01/41	35,000	50,883
6.750% 10/01/37	165,000	235,741
HSBC Holdings PLC
SOFR + 1.285% 2.206% VRN 8/17/29	267,000	264,586
4.375% 11/23/26	298,000	331,997
6.500% 9/15/37	125,000	173,021
7.350% 11/27/32	415,000	562,287
Huntington Bancshares, Inc.
5 year CMT + 1.170% 2.487% VRN 8/15/36 (e)	720,000	708,747
3 mo. USD LIBOR + 2.880% 5.700% VRN (d) (f)	510,000	522,212
Intesa Sanpaolo SpA
4.198% 6/01/32 (e)	560,000	572,426
JP Morgan Chase & Co.
SOFR + 2.515% 2.956% VRN 5/13/31	235,000	244,079
4.950% 6/01/45	170,000	221,780
Mizrahi Tefahot Bank Ltd. 5 year CMT + 2.250%
3.077% VRN 4/07/31 (e)	1,225,000	1,240,312
Morgan Stanley
SOFR + 1.360% 2.484% VRN 9/16/36	280,000	273,830
SOFR + 1.485% 3.217% VRN 4/22/42	310,000	323,600
NBK Tier 1 Financing 2 Ltd. 6 year USD Swap + 2.832%
4.500% VRN (e) (f)	685,000	706,734
Nordea Bank Abp 5 year CMT + 4.110%
6.625% VRN (e) (f)	405,000	465,499
SVB Financial Group 10 year CMT + 3.064%
4.100% VRN (d) (f)	210,000	214,788
Valley National Bancorp
5.125% 9/27/23	110,000	118,622
Wells Fargo & Co.
5.606% 1/15/44	105,000	142,023
		13,376,506

	Principal Amount	Value
Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc.
4.600% 4/15/48	$255,000	$304,310
8.200% 1/15/39	250,000	408,572
Bacardi Ltd.
5.150% 5/15/38 (e)	200,000	245,656
Molson Coors Beverage Co.
4.200% 7/15/46	366,000	404,197
5.000% 5/01/42	135,000	164,512
		1,527,247
Biotechnology — 0.1%
Amgen, Inc.
3.000% 1/15/52	190,000	182,936
Building Materials — 0.1%
Standard Industries, Inc.
4.375% 7/15/30 (e)	200,000	204,000
4.750% 1/15/28 (e)	151,000	156,663
		360,663
Chemicals — 0.7%
Alpek SAB de CV
3.250% 2/25/31 (e)	560,000	565,606
DuPont de Nemours, Inc.
5.319% 11/15/38	345,000	445,238
Syngenta Finance NV
4.892% 4/24/25 (e)	500,000	547,041
		1,557,885
Commercial Services — 0.3%
ERAC USA Finance LLC
7.000% 10/15/37 (e)	50,000	74,174
Triton Container International Ltd.
2.050% 4/15/26 (e)	555,000	556,568
		630,742
Computers — 0.6%
Dell International LLC / EMC Corp.
8.100% 7/15/36	100,000	151,068
8.350% 7/15/46	275,000	445,297
Leidos, Inc.
2.300% 2/15/31	90,000	87,934
5.500% 7/01/33	226,000	273,460
Lenovo Group Ltd.
3.421% 11/02/30 (e)	495,000	515,271
		1,473,030
Distribution & Wholesale — 0.3%
H&E Equipment Services, Inc.
3.875% 12/15/28 (e)	600,000	598,500

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial Services — 5.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.500% 9/15/23	$315,000	$335,579
6.500% 7/15/25	285,000	330,321
Air Lease Corp. 5 year CMT + 4.076%
4.650% VRN (d) (f)	580,000	606,825
Aircastle Ltd.
4.125% 5/01/24	200,000	212,720
Alliance Data Systems Corp.
7.000% 1/15/26 (e)	200,000	214,000
Ally Financial, Inc.
7 year CMT + 3.481% 4.700% VRN (f)	570,000	595,650
5 year CMT + 3.868% 4.700% VRN (f)	600,000	624,510
8.000% 11/01/31	376,000	541,748
Antares Holdings LP
2.750% 1/15/27 (e)	645,000	645,274
6.000% 8/15/23 (e)	790,000	854,581
8.500% 5/18/25 (e)	330,000	393,524
Ares Finance Co. III LLC 5 year CMT + 3.237%
4.125% VRN 6/30/51 (e)	360,000	372,429
Ares Finance Co. LLC
4.000% 10/08/24 (e)	375,000	399,281
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (e)	375,000	368,609
3.250% 2/15/27 (e)	175,000	180,377
4.250% 4/15/26 (e)	485,000	521,440
4.375% 5/01/26 (e)	480,000	517,972
5.500% 1/15/26 (e)	135,000	151,250
BGC Partners, Inc.
4.375% 12/15/25	585,000	631,512
Blackstone Private Credit Fund
1.750% 9/15/24 (e)	75,000	74,890
2.625% 12/15/26 (e)	330,000	328,667
Blue Owl Finance LLC
3.125% 6/10/31 (e)	1,160,000	1,145,994
4.125% 10/07/51 (e) (g)	375,000	365,666
Brookfield Finance, Inc.
4.350% 4/15/30	405,000	467,338
Coinbase Global, Inc.
3.625% 10/01/31 (d) (e)	734,000	702,805
GE Capital International Funding Co. Unlimited Co.
4.418% 11/15/35	230,000	275,493
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (e)	638,918	627,737

	Principal Amount	Value
Lazard Group LLC
3.625% 3/01/27	$196,000	$213,456
4.375% 3/11/29	200,000	226,309
4.500% 9/19/28	275,000	317,185
OneMain Finance Corp.
4.000% 9/15/30	220,000	218,900
		13,462,042
Electric — 0.9%
Berkshire Hathaway Energy Co.
5.950% 5/15/37	120,000	163,169
The Cleveland Electric Illuminating Co.
5.950% 12/15/36	175,000	232,530
CMS Energy Corp.
4.700% 3/31/43	115,000	140,276
4.875% 3/01/44	180,000	228,697
Elwood Energy LLC
8.159% 7/05/26	137,190	146,107
Enel Finance International NV
6.000% 10/07/39 (e)	175,000	241,126
Entergy Louisiana LLC
4.950% 1/15/45	110,000	119,884
Indianapolis Power & Light Co.
4.050% 5/01/46 (e)	110,000	126,941
Pacific Gas and Electric Co.
3.750% 7/01/28	320,000	334,849
4.300% 3/15/45	195,000	191,941
Virginia Electric & Power Co.
6.000% 1/15/36	100,000	136,355
		2,061,875
Electronics — 0.1%
Avnet, Inc.
3.000% 5/15/31	202,000	202,268
Entertainment — 0.0%
Live Nation Entertainment, Inc.
5.625% 3/15/26 (e)	77,000	79,695
Food — 0.5%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (e)	700,000	778,554
Smithfield Foods, Inc.
2.625% 9/13/31 (e)	285,000	276,732
3.000% 10/15/30 (e)	206,000	207,128
		1,262,414
Gas — 0.2%
NiSource, Inc.
4.800% 2/15/44	295,000	363,647

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Health Care – Services — 0.4%
Centene Corp.
4.625% 12/15/29	$153,000	$166,770
DaVita, Inc.
4.625% 6/01/30 (e)	368,000	378,529
HCA, Inc.
5.375% 2/01/25	350,000	391,125
		936,424
Home Builders — 0.3%
Mattamy Group Corp.
4.625% 3/01/30 (e)	35,000	35,765
5.250% 12/15/27 (e)	227,000	237,215
Taylor Morrison Communities, Inc.
5.750% 1/15/28 (e)	500,000	557,000
		829,980
Insurance — 5.8%
Allianz SE 5 year CMT + 2.973%
3.500% VRN (e) (f)	600,000	607,020
Allstate Corp. 3 mo. USD LIBOR + 2.938%
5.750% VRN 8/15/53	640,000	692,640
American International Group, Inc. 3 mo. USD LIBOR + 2.868%
5.750% VRN 4/01/48	485,000	556,537
AmTrust Financial Services, Inc.
6.125% 8/15/23	765,000	780,929
Athene Holding Ltd.
6.150% 4/03/30	360,000	452,530
AXIS Specialty Finance LLC
3.900% 7/15/29	375,000	409,253
5 year CMT + 3.186% 4.900% VRN 1/15/40 (d)	490,000	521,764
Brighthouse Financial, Inc.
4.700% 6/22/47	500,000	564,206
5.625% 5/15/30	485,000	584,921
CNO Financial Group, Inc.
5.250% 5/30/29	666,000	780,425
Enstar Finance LLC 5 year CMT + 5.468%
5.750% VRN 9/01/40	1,060,000	1,129,117
Enstar Group Ltd.
4.950% 6/01/29	350,000	397,268
Equitable Holdings, Inc. 5 year CMT + 4.736%
4.950% VRN (f)	505,000	547,925
Global Atlantic Fin Co.
3.125% 6/15/31 (e)	380,000	384,875
5 year CMT + 3.796% 4.700% VRN 10/15/51 (e)	1,170,000	1,209,583

	Principal Amount	Value
Markel Corp. 5 year CMT + 5.662%
6.000% VRN (f)	$735,000	$814,380
MetLife Capital Trust IV
7.875% 12/15/67 (e)	325,000	451,721
Prudential Financial, Inc.
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	200,000	212,852
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48 (d)	350,000	409,307
Sammons Financial Group, Inc.
3.350% 4/16/31 (e)	870,000	903,270
Teachers Insurance & Annuity Association of America
4.270% 5/15/47 (e)	175,000	210,985
Unum Group
4.125% 6/15/51	460,000	464,576
USF&G Capital I
8.500% 12/15/45 (e)	95,000	142,451
XLIT Ltd.
5.500% 3/31/45	200,000	274,356
		13,502,891
Internet — 0.5%
Amazon.com, Inc.
4.050% 8/22/47	260,000	314,722
Expedia Group, Inc.
2.950% 3/15/31	660,000	666,229
Netflix, Inc.
4.875% 6/15/30 (e)	166,000	195,465
		1,176,416
Investment Companies — 1.4%
Ares Capital Corp.
2.150% 7/15/26	560,000	561,243
4.200% 6/10/24	525,000	562,951
BlackRock TCP Capital Corp.
3.900% 8/23/24	170,000	180,681
Golub Capital BDC, Inc.
2.500% 8/24/26	195,000	196,137
3.375% 4/15/24	562,000	587,548
Icahn Enterprises LP/ Icahn Enterprises Finance Corp.
4.750% 9/15/24	500,000	520,000
6.750% 2/01/24	200,000	202,500
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	540,000	574,802
		3,385,862
Iron & Steel — 0.3%
Vale Overseas Ltd.
6.250% 8/10/26	470,000	555,385

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
6.875% 11/21/36	$150,000	$201,210
		756,595
Leisure Time — 0.2%
Royal Caribbean Cruises Ltd.
5.500% 8/31/26 (e)	485,000	498,551
Lodging — 0.2%
Las Vegas Sands Corp.
3.900% 8/08/29 (d)	525,000	534,655
Machinery – Construction & Mining — 0.3%
The Weir Group PLC
2.200% 5/13/26 (e)	625,000	630,940
Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.000% 2/01/28 (e)	250,000	260,625
Charter Communications Operating LLC/Charter Communications Operating Capital
3.900% 6/01/52	150,000	148,758
Comcast Corp.
4.600% 8/15/45	400,000	499,924
CSC Holdings LLC
4.625% 12/01/30 (e)	250,000	236,875
5.750% 1/15/30 (e)	200,000	202,964
Discovery Communications LLC
4.000% 9/15/55	235,000	244,920
4.650% 5/15/50	55,000	63,765
DISH DBS Corp.
7.375% 7/01/28 (d)	500,000	532,417
Radiate Holdco LLC / Radiate Finance, Inc.
6.500% 9/15/28 (e)	231,000	235,541
Time Warner Cable, Inc.
4.500% 9/15/42	250,000	271,089
6.750% 6/15/39	115,000	157,133
ViacomCBS, Inc.
4.200% 5/19/32	180,000	205,653
4.950% 1/15/31	220,000	262,533
		3,322,197
Mining — 1.2%
First Quantum Minerals Ltd.
6.875% 3/01/26 (e)	1,000,000	1,040,000
Glencore Finance Canada Ltd.
5.550% STEP 10/25/42 (e)	149,000	191,422
Glencore Funding LLC
2.625% 9/23/31 (e)	595,000	581,981
3.875% 10/27/27 (e)	260,000	283,426

	Principal Amount	Value
Perenti Finance Pty Ltd.
6.500% 10/07/25 (d) (e)	$325,000	$340,449
Teck Resources Ltd.
5.200% 3/01/42	97,000	115,641
6.250% 7/15/41	143,000	191,809
		2,744,728
Miscellaneous - Manufacturing — 0.1%
General Electric Co.
4.125% 10/09/42	12,000	13,703
6.875% 1/10/39	72,000	107,097
		120,800
Oil & Gas — 3.0%
Antero Resources Corp.
7.625% 2/01/29 (e)	150,000	167,700
BP Capital Markets PLC 5 year CMT + 4.036%
4.375% VRN (f)	530,000	564,795
Cenovus Energy, Inc.
6.750% 11/15/39	175,000	237,688
Devon Energy Corp.
5.000% 6/15/45	289,000	338,148
EQT Corp.
3.900% 10/01/27	860,000	930,718
6.625% STEP 2/01/25	380,000	434,929
Helmerich & Payne, Inc.
2.900% 9/29/31 (e)	80,000	80,227
Marathon Petroleum Corp.
6.500% 3/01/41	175,000	241,722
Occidental Petroleum Corp.
5.875% 9/01/25	300,000	336,225
6.375% 9/01/28	300,000	351,000
6.600% 3/15/46	235,000	294,925
6.950% 7/01/24	177,000	200,010
Ovintiv, Inc.
6.500% 2/01/38	160,000	219,729
Patterson-UTI Energy, Inc.
3.950% 2/01/28 (d)	350,000	351,355
5.150% 11/15/29	615,000	630,586
Petroleos Mexicanos
4.625% 9/21/23	575,000	597,712
5.350% 2/12/28	190,000	187,699
6.375% 1/23/45	35,000	29,754
6.500% 3/13/27	65,000	68,647
6.625% 6/15/38	51,000	46,849
Santos Finance Ltd.
3.649% 4/29/31 (e)	345,000	350,952

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Saudi Arabian Oil Co.
4.250% 4/16/39 (e)	$385,000	$431,639
		7,093,009
Oil & Gas Services — 0.6%
Halliburton Co.
5.000% 11/15/45	220,000	263,056
NOV, Inc.
3.600% 12/01/29 (d)	700,000	735,432
3.950% 12/01/42 (d)	314,000	310,767
		1,309,255
Packaging & Containers — 0.0%
Mauser Packaging Solutions Holding Co.
5.500% 4/15/24 (e)	49,000	49,429
Pharmaceuticals — 1.7%
AbbVie, Inc.
4.700% 5/14/45	350,000	430,888
AdaptHealth LLC
4.625% 8/01/29 (e)	665,000	664,501
Bausch Health Americas, Inc.
9.250% 4/01/26 (e)	400,000	426,500
Bausch Health Cos., Inc.
5.250% 1/30/30 (d) (e)	250,000	233,125
6.125% 4/15/25 (e)	93,000	94,862
6.250% 2/15/29 (e)	245,000	242,432
Bristol-Myers Squibb Co.
4.350% 11/15/47	205,000	256,466
Cigna Corp.
4.800% 7/15/46	185,000	230,577
CVS Health Corp.
5.050% 3/25/48	115,000	148,151
6.125% 9/15/39 (d)	25,000	34,515
CVS Pass-Through Trust
5.926% 1/10/34 (e)	177,793	214,075
7.507% 1/10/32 (e)	13,016	16,378
Par Pharmaceutical, Inc.
7.500% 4/01/27 (e)	488,000	497,150
Utah Acquisition Sub, Inc.
5.250% 6/15/46	350,000	427,250
		3,916,870
Pipelines — 1.9%
Energy Transfer LP
4.200% 4/15/27	320,000	353,644
6.125% 12/15/45	230,000	292,102
3 mo. USD LIBOR + 4.028% 6.250% VRN (f)	615,000	550,240
5 year CMT + 5.134% 6.750% VRN (f)	270,000	275,738

	Principal Amount	Value
EnLink Midstream Partners LP
4.150% 6/01/25 (d)	$339,000	$349,350
4.850% 7/15/26	154,000	161,654
3 mo. USD LIBOR + 4.110% 6.000% VRN (f)	375,000	287,381
Enterprise Products Operating LLC 3 mo. USD LIBOR + 2.570%
5.375% VRN 2/15/78	200,000	208,025
EQM Midstream Partners LP
4.750% 7/15/23	375,000	391,612
MPLX LP 3 mo. USD LIBOR + 4.652%
6.875% VRN (f)	850,000	862,750
Plains All American Pipeline LP/PAA Finance Corp.
3.800% 9/15/30	265,000	282,621
4.700% 6/15/44	260,000	278,514
6.650% 1/15/37	175,000	229,341
		4,522,972
Private Equity — 0.7%
Apollo Management Holdings LP 5 year CMT + 3.266%
4.950% VRN 1/14/50 (e)	325,000	339,032
Hercules Capital, Inc.
4.625% 10/23/22	945,000	962,475
2.625% 9/16/26	110,000	109,915
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (e)	160,000	168,363
		1,579,785
Real Estate Investment Trusts (REITS) — 1.8%
Broadstone Net Lease LLC
2.600% 9/15/31	405,000	399,605
Host Hotels & Resorts LP
3.500% 9/15/30	476,000	493,956
Iron Mountain, Inc.
5.250% 7/15/30 (e)	250,000	265,307
Kimco Realty Corp.
4.450% 9/01/47	250,000	301,899
Service Properties Trust
4.950% 10/01/29	590,000	575,250
Spirit Realty LP
2.700% 2/15/32	120,000	118,824
3.200% 1/15/27	220,000	234,390
3.400% 1/15/30	325,000	345,002
4.000% 7/15/29	385,000	426,134
4.450% 9/15/26	59,000	65,862
STORE Capital Corp.
4.625% 3/15/29	180,000	203,745

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Ventas Realty LP
5.700% 9/30/43	$85,000	$112,723
WEA Finance LLC
2.875% 1/15/27 (e)	575,000	595,437
		4,138,134
Retail — 0.3%
El Puerto de Liverpool SAB de CV
3.950% 10/02/24 (e)	280,000	300,303
Nordstrom, Inc.
4.250% 8/01/31 (d)	440,000	445,560
		745,863
Semiconductors — 0.1%
Broadcom, Inc.
3.500% 2/15/41 (e)	240,000	237,433
Software — 0.1%
Oracle Corp.
3.600% 4/01/50	210,000	209,747
Telecommunications — 2.2%
Altice France SA
5.125% 7/15/29 (e)	442,000	434,057
AT&T, Inc.
3.500% 9/15/53	407,000	400,571
3.550% 9/15/55	814,000	800,340
CommScope, Inc.
8.250% 3/01/27 (e)	850,000	888,250
Hughes Satellite Systems Corp.
6.625% 8/01/26 (d)	444,000	504,840
Qwest Corp
6.750% 12/01/21	156,000	157,388
Sprint Capital Corp.
6.875% 11/15/28	500,000	640,000
8.750% 3/15/32	141,000	210,634
T-Mobile USA, Inc.
5.375% 4/15/27	165,000	173,333
Telefonica Emisiones SAU
4.665% 3/06/38	335,000	389,400
Verizon Communications, Inc.
2.875% 11/20/50	160,000	148,826
2.987% 10/30/56	533,000	494,906
		5,242,545
Transportation — 0.1%
CSX Corp.
4.750% 11/15/48	145,000	186,773

TOTAL CORPORATE DEBT (Cost $97,098,453)		102,756,911

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 33.5%
Automobile Asset-Backed Securities — 1.1%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C
4.530% 3/20/23 (e)	$222,000	$223,983
OneMain Direct Auto Receivables Trust
Series 2019-1A, Class C, 4.190% 11/14/28 (e)	888,000	968,055
Series 2019-1A, Class D, 4.680% 4/14/31 (e)	422,000	463,574
Santander Revolving Auto Loan Trust, Series 2019-A, Class D
3.450% 1/26/32 (e)	957,000	995,925
		2,651,537
Commercial Mortgage-Backed Securities — 12.2%
Aventura Mall Trust, Series 2018-AVM, Class D,
4.249% VRN 7/05/40 (e) (h)	530,000	532,388
BAMLL Commercial Mortgage Securities Trust
Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 1.434% FRN 9/15/34 (e)	150,000	149,438
Series 2019-BPR, Class CMP, 4.024% VRN 11/05/32 (e) (h)	440,000	446,788
Series 2019-BPR, Class DMP, 4.024% VRN 11/05/32 (e) (h)	540,000	532,817
BANK
Series 2020-BN30, Class MCDF, 3.016% VRN 12/15/53 (h)	500,000	465,732
Series 2019-BN17, Class C, 4.669% VRN 4/15/52 (h)	331,000	364,599
BBCMS Mortgage Trust
Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (e) (h)	400,000	432,372
Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (e) (h)	280,000	291,326
Series 2018-CHRS, Class D, 4.409% VRN 8/05/38 (e) (h)	270,000	268,124
Benchmark Mortgage Trust
Series 2021-B25, Class 300C, 3.094% VRN 4/15/54 (e) (h)	500,000	478,677
Series 2020-IG1, Class D, 3.347% VRN 9/15/43 (h)	400,000	357,383
BGME Trust, Series 2021-VR, Class D,
3.094% VRN 1/10/43 (e) (h)	3,100,000	3,000,929

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
BX Commercial Mortgage Trust
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.784% FRN 11/15/35 (e)	$504,000	$504,157
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 1.884% FRN 10/15/36 (e)	332,260	332,571
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.084% FRN 10/15/36 (e)	608,848	609,610
Series 2021-VOLT, Class G, 1 mo. USD LIBOR + 2.850% 2.950% FRN 9/15/36 (e)	2,004,000	2,012,810
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150%
2.234% FRN 12/15/37 (e)	572,453	572,989
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class C
3.502% 8/10/56	222,000	230,896
Cold Storage Trust, Series 2020-ICE5, Class E, 1 mo. USD LIBOR + 2.766%
2.849% FRN 11/15/37 (e)	589,794	591,268
Commercial Mortgage Pass-Through Certificates, Series 2015-CR23, Class C,
4.433% VRN 5/10/48 (h)	110,000	117,174
DC Office Trust
Series 2019-MTC, Class D, 3.174% VRN 9/15/45 (e) (h)	357,000	355,152
Series 2019-MTC, Class E, 3.174% VRN 9/15/45 (e) (h)	622,000	581,114
DROP Mortgage Trust, Series 2021-FILE, Class D, 1 mo. USD LIBOR + 2.750%
2.830% FRN 4/15/26 (e)	998,000	1,001,117
GS Mortgage Securities Corp. II, Series 2018-GS10, Class D
3.000% 7/10/51 (e)	599,000	559,974
Hudson Yards Mortgage Trust, Series 2019-30HY, Class E,
3.558% VRN 7/10/39 (e) (h)	630,000	635,809
Jackson Park Trust, Series 2019-LIC, Class D,
3.351% VRN 10/14/39 (e) (h)	686,000	660,474
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class E,
3.909% VRN 6/05/39 (e) (h)	553,000	577,263

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class C,
4.798% VRN 8/15/47 (h)	$300,000	$309,866
KIND Trust, Series 2021-KIND, Class C, 1 mo. USD LIBOR + 1.750%
1.834% FRN 8/15/38 (e)	900,000	900,280
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.884% FRN 5/15/36 (e)	263,000	263,000
Life 2021-BMR Mortgage Trust, Class E, 1 mo. USD LIBOR + 1.750%
1.834% FRN 3/15/38 (e)	432,000	432,135
Manhattan West
Series 2020-1MW, Class C, 2.413% VRN 9/10/39 (e) (h)	601,000	605,050
Series 2020-1MW, Class D, 2.413% VRN 9/10/39 (e) (h)	440,000	432,638
MFT Trust
Series 2020-ABC, Class A, 3.358% 2/10/42 (e)	205,000	214,595
Series 2020-ABC, Class B, 3.593% VRN 2/10/42 (e) (h)	215,000	222,011
MHC Commercial Mortgage Trust, Series 2021-MHC, Class E, 1 mo. USD LIBOR + 2.101%
2.185% FRN 4/15/38 (e)	1,100,000	1,103,781
MKT Mortgage Trust, Series 2020-525M, Class E,
3.039% VRN 2/12/40 (e) (h)	213,000	204,635
OPG Trust, Series 2021-PORT, Class G
1.000% 10/15/36 (e) (g)	2,016,000	2,010,997
SLG Office Trust, Series 2021-OVA, Class F
2.851% 7/15/41 (e)	3,825,000	3,519,616
VASA Trust, Series 2021-VASA, Class D, 1 mo. USD LIBOR + 2.100%
2.184% FRN 7/15/39 (e)	864,000	864,246
Wells Fargo Commercial Mortgage Trust
Series 2021-FCMT, Class C, 1 mo. USD LIBOR + 2.400% 2.484% FRN 5/15/31 (e)	461,000	461,287
Series 2015-NXS1, Class C, 3.848% VRN 5/15/48 (h)	140,000	143,462

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class C,
5.046% VRN 8/15/45 (h)	$100,000	$99,930
		28,450,480
Home Equity Asset-Backed Securities — 0.0%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .480%
0.566% FRN 10/25/34 (e)	32,744	32,730
Other Asset-Backed Securities — 13.7%
AASET Trust, Series 2019-2, Class C
6.413% 10/16/39 (e)	1,188,275	932,921
Affirm Asset Securitization Trust, Series 2021-A, Class D
3.490% 8/15/25 (e)	1,350,000	1,366,447
AIMCO CLO Series Ltd., Series 2018-AA, Class B, 3 mo. USD LIBOR + 1.400%
1.534% FRN 4/17/31 (e)	250,000	249,261
Anchorage Capital CLO Ltd., Series 2021-19A, Class A, 3 mo. USD LIBOR + 1.210%
1.000% FRN 10/15/34 (e)	1,000,000	1,000,101
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class M1, 1 mo. USD LIBOR + .900%
0.986% FRN 10/25/34	191,135	187,686
ASSURANT CLO Ltd., Series 2018-3A, Class CR, 3 mo. USD LIBOR + 2.050%
2.184% FRN 10/20/31 (e)	250,000	250,099
Atrium XV, Series 15A, Class B, 3 mo. USD LIBOR + 1.750%
1.888% FRN 1/23/31 (e)	250,000	250,025
Avery Point VII CLO Ltd., Series 2015-7A, Class DR, 3 mo. USD LIBOR + 3.600%
3.726% FRN 1/15/28 (e)	250,000	250,068
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class B, 3 mo. USD LIBOR + 1.950%
2.076% FRN 10/15/32 (e)	250,000	250,034
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A,
4.213% STEP 12/16/41 (e)	356,746	358,148
BRE Grand Islander Timeshare Issuer LLC
Series 2017-1A, Class A, 2.940% 5/25/29 (e)	60,573	61,932

	Principal Amount	Value
Series 2017-1A, Class B, 3.240% 5/25/29 (e)	$50,039	$51,163
Business Jet Securities LLC
Series 2020-1A, Class A, 2.981% 11/15/35 (e)	127,395	129,024
Series 2021-1A, Class C, 5.067% 4/15/36 (e)	348,369	350,394
Canyon Capital CLO Ltd., Series 2019-2A, Class C, 3 mo. USD LIBOR + 2.750%
2.876% FRN 10/15/32 (e)	250,000	250,055
Capital Automotive REIT
Series 2020-1A, Class B1, 4.170% 2/15/50 (e)	242,000	253,228
Series 2017-1A, Class A2, 4.180% 4/15/47 (e)	144,654	152,234
Series 2020-1A, Class B3, 4.950% 2/15/50 (e)	671,000	696,295
Castlelake Aircraft Securitization Trust, Series 2019-1A, Class A
3.967% 4/15/39 (e)	185,678	185,676
CIFC Funding Ltd., Series 2017-5A, Class A1, 3 mo. USD LIBOR + 1.180%
1.314% FRN 11/16/30 (e)	250,000	250,057
DataBank Issuer, Series 2021-1A, Class B
2.650% 2/27/51 (e)	300,000	304,439
DB Master Finance LLC, Series 2019-1A, Class A2II
4.021% 5/20/49 (e)	319,480	331,313
Diameter Capital CLO Ltd., Series 2021-2A, Class A1, 3 mo. USD LIBOR + 1.220%
1.000% FRN 10/15/36 (e) (g)	500,000	500,053
Elara HGV Timeshare Issuer LLC
Series 2016-A, Class A, 2.730% 4/25/28 (e)	72,695	74,669
Series 2016-A, Class B, 3.220% 4/25/28 (e)	44,326	45,702
Elmwood CLO II Ltd., Series 2019-2A, Class AR, 3 mo. USD LIBOR + 1.150%
1.284% FRN 4/20/34 (e)	450,000	450,489
Elmwood CLO III Ltd., Series 2019-3A, Class A1, 3 mo. USD LIBOR + 1.370%
1.496% FRN 10/15/32 (e)	250,000	250,000
Falcon Aerospace Ltd., Series 2019-1, Class C
6.656% 9/15/39 (e)	315,797	278,191

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (e)	$18,712	$18,921
Goldentree Loan Management US CLO Ltd.
Series 2019-5A, Class CR, 3 mo. USD LIBOR + 2.050% 1.000% FRN 10/20/32 (e) (g)	250,000	250,000
Series 2019-5A, Class C, 3 mo. USD LIBOR + 2.700% 2.834% FRN 10/20/32 (e)	250,000	250,000
Goodgreen Trust
Series 2016-1A, Class A, 3.230% 10/15/52 (e)	196,713	204,890
Series 2017-1A, Class A, 3.740% 10/15/52 (e)	108,784	114,355
Series 2019-2A, Class B, 3.860% 4/15/55 (e)	130,128	133,915
Series 2021-1A, Class C, 5.740% 10/15/56 (e)	572,930	584,038
Gracie Point International Funding, Series 2021-1A, Class C, 1 mo. USD LIBOR + 2.400%
2.486% FRN 11/01/23 (e)	610,000	610,000
Gulf Stream Meridian 6 Ltd., Series 2021-6A, Class A2, 3 mo. USD LIBOR + 1.750%
1.000% FRN 1/15/37 (e) (g)	250,000	250,000
Harbor Park CLO Ltd., Series 2018-1A, Class B1, 3 mo. USD LIBOR + 1.700%
1.834% FRN 1/20/31 (e)	280,000	280,035
Hero Funding Trust
Series 2016-3A, Class A1, 3.080% 9/20/42 (e)	75,819	77,819
Series 2017-3A, Class A1, 3.190% 9/20/48 (e)	103,390	107,378
Series 2017-2A, Class A1, 3.280% 9/20/48 (e)	39,980	41,585
Series 2016-4A, Class A2, 4.290% 9/20/47 (e)	78,544	81,072
Horizon Aircraft Finance I Ltd., Series 2018-1, Class B
5.270% 12/15/38 (e)	225,200	211,942
Horizon Aircraft Finance II Ltd., Series 2019-1, Class B
4.703% 7/15/39 (e)	273,167	254,174
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A
3.425% 11/15/39 (e)	483,244	481,947

	Principal Amount	Value
HPS Loan Management Ltd., Series 15A-19, Class C, 3 mo. USD LIBOR + 2.700%
2.838% FRN 7/22/32 (e)	$250,000	$250,105
ICG US CLO Ltd., Series 2019-1A, Class A1A, 3 mo. USD LIBOR + 1.380%
1.505% FRN 10/26/32 (e)	250,000	250,133
ITE Rail Fund Levered LP, Series 2021-2A, Class B
2.980% 2/28/51 (e)	800,000	801,750
J.G. Wentworth XLIII LLC, Series 2019-1A, Class B
4.510% 8/15/73 (e)	138,000	149,005
Kayne CLO 4 Ltd., Series 2019-4A, Class B1, 3 mo. USD LIBOR + 2.100%
2.225% FRN 4/25/32 (e)	250,000	251,324
KDAC Aviation Finance Ltd., Series 2017-1A, Class A
4.212% 12/15/42 (e)	329,355	328,120
Kestrel Aircraft Fundig Limited, Series 2018-1A, Class A
4.250% 12/15/38 (e)	370,019	368,016
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1
4.300% 1/15/42 (e)	337,657	334,396
Lunar Aircraft Ltd.
Series 2020-1A, Class B, 4.335% 2/15/45 (e)	126,145	117,315
Series 2020-1A, Class C, 6.413% 2/15/45 (e)	216,306	177,733
MACH 1 Cayman Ltd., Series 2019-1, Class B
4.335% 10/15/39 (e)	319,562	309,606
Madison Park Funding Ltd.
Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600% 1.726% FRN 7/15/30 (e)	950,000	950,041
Series 2018-32A, Class CR, 3 mo. USD LIBOR + 2.000% 2.138% FRN 1/22/31 (e)	300,000	300,002
Mariner Finance Issuance Trust, Series 2021-AA, Class D
3.830% 3/20/36 (e)	381,000	390,748
Mosaic Solar Loans LLC, Series 2017-1A, Class A
4.450% 6/20/42 (e)	35,551	37,810
Neuberger Berman CLO Ltd., Series 2015-20A, Class BRR, 3 mo. USD LIBOR + 1.650%
1.788% FRN 7/15/34 (e)	500,000	500,533

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
NP SPE LLC, Series 2017-1A, Class A2
4.219% 10/21/47 (e)	$380,000	$395,241
OAK Hill Credit Partners, Series 2019-4A, Class A1, 3 mo. USD LIBOR + 1.330%
1.468% FRN 10/22/32 (e)	250,000	250,068
Oak Street Investment Grade Net Lease Fund
Series 2021-1A, Class A4, 3.260% 1/20/51 (e)	635,000	647,661
Series 2020-1A, Class A5, 3.390% 11/20/50 (e)	600,000	621,205
OHA Credit Funding Ltd., Series 2015-11A, Class CR, 3 mo. USD LIBOR + 2.150%
2.284% FRN 1/20/32 (e)	300,000	300,068
Orange Lake Timeshare Trust, Series 2019-A, Class D
4.930% 4/09/38 (e)	399,280	409,321
Oxford Finance Funding Trust, Series 2020-1A, Class A2
3.101% 2/15/28 (e)	344,000	349,991
Park Place Securities, Inc., Series 2005-WCW3, Class M1, 1 mo. USD LIBOR + .720%
0.806% FRN 8/25/35	19,236	18,919
Pioneer Aircraft Finance Ltd., Series 2019-1, Class B
4.948% 6/15/44 (e)	341,661	329,768
Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2
3.858% 12/05/49 (e)	500,093	514,628
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.936% FRN 2/25/23 (e)	210,000	210,517
Renew 2021-1, Series 2021-1, Class M
3.210% 11/20/56 (e)	229,636	228,924
Rockford Tower CLO Ltd., Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.720%
1.851% FRN 5/20/31 (e)	250,000	250,021
RRAM, Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090%
1.216% FRN 1/15/30 (e)	500,000	501,189
ServiceMaster Funding LLC, Series 2021-1, Class A2II
3.113% 7/30/51 (e)	1,000,000	988,070
Sierra Receivables Funding LLC
Series 2020-2A, Class C, 3.510% 7/20/37 (e)	86,221	88,546

	Principal Amount	Value
Series 2019-1A, Class D, 4.750% 1/20/36 (e)	$241,490	$246,143
Slam Ltd., Series 2021-1A, Class B
3.422% 6/15/46 (e)	288,429	289,520
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300%
2.425% FRN 8/18/31 (e)	490,000	483,956
Store Master Funding I-VII and XIV
Series 2019-1, Class A4, 4.490% 11/20/49 (e)	762,942	790,340
Series 2018-1A, Class A4, 4.740% 10/20/48 (e)	235,400	248,616
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A
4.870% 7/20/48 (e)	108,946	116,794
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A
4.190% 1/15/71 (e)	283,700	313,194
THL Credit Wind River CLO Ltd., Series 2018-3A, Class B, 3 mo. USD LIBOR + 1.700%
1.834% FRN 1/20/31 (e)	490,000	490,031
Thrust Engine Leasing
Series 2021-1A, Class B, 6.121% 7/15/40 (e)	1,169,093	1,153,806
Series 2021-1A, Class C, 7.386% 7/15/40 (e)	400,000	398,479
TICP CLO XIV Ltd., Series 2019-14A, Class A2, 3 mo. USD LIBOR + 1.900%
2.034% FRN 10/20/32 (e)	250,000	250,066
Trinity Rail Leasing LP, Series 2018-1A, Class A2
4.620% 6/17/48 (e)	430,000	439,440
VSE VOI Mortgage LLC, Series 2016-A, Class B
2.740% 7/20/33 (e)	20,069	20,208
Wave USA
4.581% 9/15/44 (e)	608,521	563,186
Wendy’s Funding LLC, Series 2021-1A, Class A2I
2.370% 6/15/51 (e)	247,380	249,650
Willis Engine Structured Trust III, Series 2017-A, Class A,
4.690% STEP 8/15/42 (e)	342,924	338,833
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (e)	211,087	211,149

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Zaxby’s Funding LLC, Series 2021-1A, Class A2
3.238% 7/30/51 (e)	$219,000	$222,606
		32,108,566
Student Loans Asset-Backed Securities — 3.4%
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%
1.586% FRN 7/25/58 (e)	130,000	120,884
College Avenue Student Loans LLC
Series 2021-A, Class C, 2.920% 7/25/51 (e)	576,000	578,818
Series 2021-A, Class D, 4.120% 7/25/51 (e)	284,000	286,706
Series 2019-A, Class C, 4.460% 12/28/48 (e)	215,159	223,798
Series 2019-A, Class D, 5.500% 12/28/48 (e)	174,000	182,754
Commonbond Student Loan Trust, Series 2017-AGS, Class C
5.280% 5/25/41 (e)	46,144	48,199
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B
2.500% 1/25/30 (e)	72,359	72,537
EdLinc Student Loan Funding Trust, Series 2017-A, Class A, PRIME - 1.150%
2.100% FRN 12/01/47 (e)	193,445	196,255
EDvestinU Private Education Loan Issue No 3 LLC, Series 2021-A, Class B
3.500% 11/25/50 (e)	600,000	610,005
Goal Capital Funding Trust, Series 2006-1, Class B, 3 mo. USD LIBOR + .450%
0.579% FRN 8/25/42	555,236	530,868
Navient Student Loan Trust
Series 2018-1A, Class B, 1 mo. USD LIBOR + 1.200% 1.286% FRN 3/25/67 (e)	250,000	243,558
Series 2021-2A, Class B, 1 mo. USD LIBOR + 1.350% 1.436% FRN 2/25/70 (e)	530,000	535,438
Series 2018-EA, Class B, 4.440% 12/15/59 (e)	140,000	145,656
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%
1.836% FRN 12/26/40 (e)	23,003	23,069

	Principal Amount	Value
Nelnet Student Loan Trust
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 0.382% FRN 6/25/41	$113,728	$103,542
Series 2012-2A, Class B, 1 mo. USD LIBOR + 1.000% 1.086% FRN 11/25/36 (e)	200,000	196,346
Series 2012-1A, Class B, 1 mo. USD LIBOR + 1.000% 1.086% FRN 6/25/42 (e)	150,000	147,623
Series 2012-4A, Class B, 1 mo. USD LIBOR + 1.000% 1.086% FRN 7/26/49 (e)	350,000	333,374
Series 2005-4, Class A4R2, 1.191% FRN 3/22/32 (h)	145,411	140,129
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 1.586% FRN 6/25/41 (e)	100,000	100,449
Series 2014-1A, Class B, 1 mo. USD LIBOR + 1.500% 1.586% FRN 10/25/47 (e)	440,000	441,878
Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500% 1.586% FRN 5/26/54 (e)	100,000	100,612
SLM Student Loan Trust
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 0.325% FRN 1/27/42	268,594	250,584
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 0.325% FRN 1/25/70	145,988	136,382
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.335% FRN 10/25/40	121,095	113,878
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 0.415% FRN 1/25/44	288,941	272,729
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 0.425% FRN 1/25/41	363,359	343,898
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 0.595% FRN 10/25/64	97,229	92,574
Series 2006-2, Class R, 0.000% 1/25/41	136,300	682,863
SMB Private Education Loan Trust, Series 2019-A, Class B
4.000% 11/17/42 (e)	185,000	195,079
SoFi Professional Loan Program LLC
Series 2017-C, Class C, 4.210% VRN 7/25/40 (e) (h)	180,000	185,545
Series 2017-A, Class C, 4.430% VRN 3/26/40 (e) (h)	170,000	176,089

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
South Carolina Student Loan Corp., Series 2015-A, Class A, 1 mo. USD LIBOR + 1.500%
1.586% FRN 1/25/36	$67,959	$68,837
		7,880,956
Whole Loan Collateral Collateralized Mortgage Obligations — 3.1%
Angel Oak Mortgage Trust I LLC
Series 2019-4, Class M1, 3.459% VRN 7/26/49 (e) (h)	492,000	492,077
Series 2019-2, Class M1, 4.065% VRN 3/25/49 (e) (h)	260,000	262,235
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
2.537% VRN 8/25/34 (h)	8,875	8,756
Flagstar Mortgage Trust, Series 2021-6INV, Class A18,
2.500% VRN 8/25/51 (e) (h)	1,056,777	1,063,960
JP Morgan Mortgage Trust, Series 2017-1, Class A11,
3.480% VRN 1/25/47 (e) (h)	122,280	124,727
New Residential Mortgage Loan Trust, Series 2021-NQM3, Class B1,
3.398% VRN 11/27/56 (e) (h)	3,600,000	3,600,000
NMLT Trust, Series 2021-INV1, Class M1,
2.711% VRN 5/25/56 (e) (h)	1,100,000	1,102,449
Starwood Mortgage Residential Trust, Series 2021-3, Class M1,
2.491% VRN 6/25/56 (e) (h)	588,000	593,409
		7,247,613

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $77,763,784)		78,371,882

SOVEREIGN DEBT OBLIGATIONS — 0.6%
Colombia Government International Bond
6.125% 1/18/41	440,000	482,962
Mexico Government International Bond
4.750% 3/08/44	414,000	441,299
6.750% 9/27/34	375,000	493,129
		1,417,390
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,430,910)		1,417,390

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES(i) — 14.2%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	$5,217	$5,846
Pass-Through Securities — 13.6%
Federal Home Loan Mortgage Corp.
Pool #RA4245 2.000% 12/01/50	548,131	551,683
Pool #RA4255 2.000% 1/01/51	1,133,653	1,142,063
Federal National Mortgage Association
Pool #MA3029 3.000% 6/01/32	375,024	395,869
Pool #MA3090 3.000% 8/01/32	149,857	158,046
Pool #AR3007 3.000% 2/01/43	108,462	115,699
Pool #AS1304 3.500% 12/01/28	99,033	105,703
Pool #MA1356 3.500% 2/01/43	677,611	733,207
Pool #CA6096 3.500% 6/01/50	1,406,097	1,502,349
Pool #FM4017 3.500% 8/01/50	119,355	126,173
Pool #CA1909 4.500% 6/01/48	567,623	614,188
Pool #AD6437 5.000% 6/01/40	38,867	44,248
Pool #AD6996 5.000% 7/01/40	235,336	267,921
Pool #AL8173 5.000% 2/01/44	91,411	104,068
Government National Mortgage Association
Pool #579140 6.500% 1/15/32	511	585
Pool #587280 6.500% 9/15/32	775	871
Pool #550659 6.500% 9/15/35	60,895	70,967
Pool #538689 6.500% 12/15/35	12,269	14,410
Pool #780651 7.000% 10/15/27	512	566
Pool #462384 7.000% 11/15/27	324	359
Pool #482668 7.000% 8/15/28	680	762
Pool #581417 7.000% 7/15/32	607	686
Pool #423836 8.000% 8/15/26	373	411
Pool #444619 8.000% 3/15/27	724	741
Government National Mortgage Association II
Pool #MA6038 3.000% 7/20/49	750,192	786,204
Pool #MA6283 3.000% 11/20/49	1,352,045	1,412,091
Pool #MA6409 3.000% 1/20/50	1,379,778	1,439,870
Pool #MA4321 3.500% 3/20/47	847,847	899,648
Government National Mortgage Association II TBA
2.500% 1/06/51 (g)	2,225,000	2,295,748
3.000% 1/07/51 (g)	2,350,000	2,454,465
3.500% 1/05/51 (g)	480,000	504,675
Uniform Mortgage Backed Securities TBA
2.000% 1/08/51 (g)	5,225,000	5,235,613
2.500% 1/09/51 (g)	1,650,000	1,700,402
3.000% 1/08/51 (g)	7,600,000	7,949,719

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
3.500% 1/08/51 (g)	$1,100,000	$1,163,766
		31,793,776
Whole Loans — 0.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2020-DNA6, Class M2, SOFR30A + 2.000% 2.050% FRN 12/25/50 (e)	1,000,000	1,007,669
Series 2021-DNA2, Class M2, SOFR30A + 2.300% 2.350% FRN 8/25/33 (e)	418,000	428,243
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2019-R04, Class 2M2, 1 mo. USD LIBOR + 2.100%
2.186% FRN 6/25/39 (e)	31,893	31,939
		1,467,851

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $33,259,158)		33,267,473

U.S. TREASURY OBLIGATIONS — 3.9%
U.S. Treasury Bonds & Notes — 3.9%
U.S. Treasury Bond
2.250% 8/15/49 (j)	4,670,000	4,828,161
3.500% 2/15/39	3,400,000	4,224,459
		9,052,620

TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,080,202)		9,052,620

TOTAL BONDS & NOTES (Cost $218,632,507)		224,866,276

TOTAL PURCHASED OPTIONS (#) — 0.3% (Cost $711,827)		566,054

	Number of Shares	Value
WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Chemicals — 0.0%
Hercules LLC, Expires 3/31/29, Strike 0.09 (a) (b) (c)	150	$4,034

TOTAL WARRANTS (Cost $0)		4,034

MUTUAL FUNDS — 1.8%
Diversified Financial Services — 1.8%
State Street Navigator Securities Lending Government Money Market Portfolio (k)	4,253,575	4,253,575

TOTAL MUTUAL FUNDS (Cost $4,253,575)		4,253,575

TOTAL LONG-TERM INVESTMENTS (Cost $225,223,433)		231,335,014
	Principal Amount
SHORT-TERM INVESTMENTS — 13.2%
Commercial Paper — 12.4%
American Electric Power Co., Inc.
0.228% 11/12/21	$3,000,000	2,999,430
American Honda Finance Corp.
0.152% 12/07/21	3,000,000	2,999,048
Aon Corp.
0.112% 10/07/21 (e)	2,000,000	1,999,949
AT&T, Inc.
0.386% 10/19/21 (e)	1,000,000	999,928
BASF SE
0.122% 10/04/21 (e)	1,000,000	999,991
Centerpoint Energy, Inc.
0.132% 10/22/21 (e)	3,000,000	2,999,741
Ingredion, Inc.
0.183% 10/08/21 (e)	2,000,000	1,999,933
Nutrien Ltd.
0.183% 12/29/21 (e)	1,000,000	999,525
Rogers Communications
0.152% 10/14/21 (e)	2,000,000	1,999,899
Sempra Energy
0.172% 10/01/21 (e)	1,000,000	999,996
0.172% 10/12/21 (e)	2,000,000	1,999,905

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Tampa Electric Co.
0.172% 10/06/21 (e)	$1,000,000	$999,985
0.172% 10/07/21 (e)	2,000,000	1,999,965
Transcanada Pipelines Ltd.
0.213% 11/15/21 (e)	3,000,000	2,999,383
Wolkswagens Credit, Inc.
0.152% 10/27/21 (e)	2,000,000	1,999,780
		28,996,458
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/2021, 0.000%, due 10/01/21 (l)	1,848,087	1,848,087

TOTAL SHORT-TERM INVESTMENTS (Cost $30,844,186)		30,844,545

TOTAL INVESTMENTS — 112.1% (Cost $256,067,619) (m)		262,179,559

Other Assets/(Liabilities) — (12.1)%		(28,326,487)

NET ASSETS — 100.0%		$233,853,072

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $19,094 or 0.01% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Non-income producing security.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $5,409,109 or 2.31% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,270,293 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $134,410,180 or 57.48% of net assets.

(f)	Security is perpetual and has no stated maturity date.

(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2021.

(i)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(j)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(k)	Represents investment of security lending cash collateral. (Note 2).
(l)

Maturity value of $1,848,087. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $1,885,144.

(m)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	82.5%
Cayman Islands	6.4%
United Kingdom	1.8%
Canada	1.7%
Mexico	1.1%
Bermuda	0.8%
Netherlands	0.8%
Israel	0.5%
Ireland	0.4%
United Arab Emirates	0.3%
Australia	0.3%
Switzerland	0.3%
Germany	0.3%
Italy	0.2%
Hong Kong	0.2%
Liberia	0.2%
Colombia	0.2%
Finland	0.2%
France	0.2%
Saudi Arabia	0.2%
Spain	0.2%
Panama	0.1%
Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
USD Call BRL Put	Bank of America N.A.*	10/01/21	6.32	256,666	USD	256,666	$—	$282	$(282)
USD Call EUR Put	BNP Paribas SA*	10/08/21	1.15	425,000	USD	425,000	—	1,145	(1,145)
							$—	$1,427	$(1,427)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%##	Semi-Annually	USD	800,000	$62,240	$39,994	$22,246

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%##	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	13,410,000	$503,814	$670,406	$(166,592)
									$566,054	$710,400	$(144,346)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
USD Call BRL Put	Bank of America N.A.*	10/01/21	6.32	256,666	USD	256,666	$—	$(5,544)	$5,544
USD Call MXN Put	Bank of America N.A.*	10/04/21	22.96	256,666	USD	256,666	—	(3,882)	3,882
USD Call BRL Put	Bank of America N.A.*	1/10/22	5.97	200,000	USD	200,000	(2,684)	(4,097)	1,413
USD Call MXN Put	Barclays Bank PLC*	10/01/21	23.14	256,666	USD	256,666	—	(4,368)	4,368
USD Call RUB Put	JP Morgan Chase Bank N.A.*	10/01/21	85.96	256,666	USD	256,666	—	(4,414)	4,414
USD Call BRL Put	JP Morgan Chase Bank N.A.*	10/04/21	6.36	256,666	USD	256,666	—	(5,595)	5,595
USD Call MXN Put	JP Morgan Chase Bank N.A.*	10/04/21	22.80	256,666	USD	256,666	—	(3,773)	3,773
							$(2,684)	$(31,673)	$28,989

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/19/21	USD	11,000	CHF	10,093	$166
Bank of America N.A.*	10/19/21	USD	139,000	PLN	534,865	4,522
Bank of America N.A.*	10/19/21	PLN	1,960,464	USD	506,567	(13,659)
Bank of America N.A.*	10/26/21	AUD	142,213	USD	104,204	(1,382)
Bank of America N.A.*	11/16/21	PLN	88,959	USD	22,797	(433)
Bank of America N.A.*	11/16/21	USD	105,183	EUR	89,426	1,512
Barclays Bank PLC*	10/19/21	TRY	478,119	USD	53,000	265
Barclays Bank PLC*	10/26/21	USD	308,414	JPY	34,004,547	2,834
BNP Paribas SA*	10/26/21	USD	523,578	CNH	3,413,875	(5,085)
BNP Paribas SA*	11/16/21	USD	28,000	EUR	23,686	541
Canadian Imperial Bank of Commerce*	11/24/21	USD	100,714	SGD	137,011	(182)
Citibank N.A.*	10/13/21	CLP	209,310,800	USD	275,704	(17,739)
Citibank N.A.*	10/26/21	USD	243,891	THB	8,041,916	6,249
Citibank N.A.*	11/09/21	USD	88,150	COP	345,168,545	(2,268)
Citibank N.A.*	11/16/21	RUB	11,400,466	USD	152,083	3,364
Citibank N.A.*	11/23/21	USD	243,750	THB	8,041,916	6,146
Goldman Sachs International*	11/16/21	CZK	5,714,424	USD	263,666	(2,851)
Goldman Sachs International*	11/16/21	USD	260,463	CHF	239,438	3,275
Goldman Sachs International*	11/23/21	USD	36,000	THB	1,177,452	1,211
HSBC Bank USA*	10/13/21	USD	161,508	MXN	3,232,477	5,141
JP Morgan Chase Bank N.A.*	10/13/21	USD	180,901	BRL	937,066	9,065
JP Morgan Chase Bank N.A.*	10/13/21	BRL	937,066	USD	176,207	(4,371)
JP Morgan Chase Bank N.A.*	10/19/21	ZAR	2,322,047	USD	158,000	(4,105)
JP Morgan Chase Bank N.A.*	10/19/21	RUB	27,067,434	USD	359,414	11,501
JP Morgan Chase Bank N.A.*	10/19/21	USD	264,000	RON	1,106,409	5,224
JP Morgan Chase Bank N.A.*	10/26/21	JPY	5,047,310	USD	46,000	(643)
JP Morgan Chase Bank N.A.*	10/26/21	PHP	5,366,250	USD	106,000	(879)
JP Morgan Chase Bank N.A.*	11/09/21	USD	161,793	BRL	841,731	8,089
JP Morgan Chase Bank N.A.*	11/09/21	BRL	2,480,769	USD	473,109	(20,109)
JP Morgan Chase Bank N.A.*	11/09/21	USD	263,000	CAD	334,010	(691)
JP Morgan Chase Bank N.A.*	11/16/21	UAH	1,482,052	USD	54,368	555
Morgan Stanley & Co. LLC*	10/19/21	USD	255,291	CHF	233,413	4,744
Standard Chartered Bank*	10/13/21	MXN	3,232,477	USD	159,904	(3,536)
						$(3,529)

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/21/21	73	$14,556,881	$(609,318)
U.S. Treasury Note 2 Year	12/31/21	142	31,270,330	(22,564)
U.S. Treasury Note 5 Year	12/31/21	45	5,544,588	(21,190)
				$(653,072)
Short
U.S. Treasury Ultra 10 Year	12/21/21	56	$(8,306,431)	$172,431
90 Day Eurodollar	3/14/22	3	(731,503)	(17,410)
90 Day Eurodollar	9/19/22	3	(731,203)	(16,435)
90 Day Eurodollar	3/13/23	2	(487,168)	(9,682)
90 Day Eurodollar	12/18/23	3	(730,078)	(11,335)
90 Day Eurodollar	12/16/24	6	(1,458,355)	(17,570)
				$99,999

*	Contracts are subject to a Master Netting Agreement.
##	Exercise Rate.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	New Turkish Lira
UAH	Ukrainian Hryvnia
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 1.0%
COMMON STOCK — 1.0%
Energy — 1.0%
Oil & Gas — 1.0%
Fieldwood Energy LLC (a) (b) (c)	10,960	$—
Fieldwood Energy LLC (a) (b) (c)	44,668	—
Tourmaline Oil Corp.	144,159	5,036,346
Tourmaline Oil Corp. (Escrow Shares) (a) (b) (c)	623,848	492,538
		5,528,884

TOTAL COMMON STOCK (Cost $3,890,696)		5,528,884

TOTAL EQUITIES (Cost $3,890,696)		5,528,884
	Principal Amount
BONDS & NOTES — 96.5%
BANK LOANS — 11.9%
Advertising — 0.8%
Clear Channel Outdoor Holdings, Inc., Term Loan B, 3 mo. USD LIBOR + 3.500%
3.629% VRN 8/21/26	$4,358,500	4,264,400
Airlines — 0.9%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, 3 mo. USD LIBOR + 4.750%
5.500% VRN 4/20/28	3,039,074	3,140,792
United Airlines, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.500% VRN 4/21/28	1,843,237	1,854,554
		4,995,346
Chemicals — 0.5%
Consolidated Energy Finance, SA, Term Loan B, 6 mo. USD LIBOR + 2.500%
2.657% VRN 5/07/25	2,454,671	2,411,714
Commercial Services — 2.2%
CoreLogic, Inc., 2nd Lien Term Loan, 1 mo. USD LIBOR + 6.500%
7.000% VRN 6/04/29	2,095,170	2,137,074
Spin Holdco, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 4.000%
4.750% VRN 3/01/28	4,171,701	4,181,671

	Principal Amount	Value
Syniverse Holdings, Inc., 2018 1st Lien Term Loan, 3 mo. USD LIBOR + 5.000%
6.000% VRN 3/09/23	$5,621,007	$5,616,678
		11,935,423
Computers — 1.0%
Magenta Buyer LLC
2021 USD 2nd Lien Term Loan,
0.000%5/03/29 (d)	1,161,000	1,159,549
2021 USD 1st Lien Term Loan, 3 mo. USD LIBOR + 5.000%
5.750% VRN 7/27/28	4,280,768	4,279,441
		5,438,990
Cosmetics & Personal Care — 0.2%
Hoffmaster Group, Inc., 2018 1st Lien Term Loan, 3 mo. USD LIBOR + 4.000%
5.000% VRN 11/21/23	752,052	722,910
Health Care – Services — 0.5%
Radiology Partners, Inc., 2018 1st Lien Term Loan B, 1 mo. USD LIBOR + 4.250%
4.333% - 4.335% VRN 7/09/25	2,829,000	2,825,464
Machinery - Diversified — 0.5%
Pro Mach Group, Inc.
2021 Delayed Draw Term Loan,
0.000%8/31/28 (e)	386,393	388,050
2021 Term Loan B, 1 mo. USD LIBOR + 4.000%
5.000% VRN 8/31/28	2,380,178	2,390,389
		2,778,439
Media — 0.4%
MSG National Properties LLC, Term Loan, 3 mo. USD LIBOR + 6.250%
7.000% VRN 11/12/25	2,126,532	2,174,379
Retail — 0.6%
Great Outdoors Group LLC, 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
5.000% VRN 3/06/28	2,981,172	2,990,116
Software — 4.3%
Finastra USA, Inc.
USD 1st Lien Term Loan, 6 mo. USD LIBOR + 3.500%
4.500% VRN 6/13/24	13,541,623	13,424,487
USD 2nd Lien Term Loan, 3 mo. USD LIBOR + 7.250%
8.250% VRN 6/13/25	6,000,000	6,027,960

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Ivanti Software, Inc., 2020 Term Loan B, 3 mo. USD LIBOR + 4.750%
5.750% VRN 12/01/27	$292,647	$293,150
Renaissance Holding Corp., 2018 2nd Lien Term Loan, 1 mo. USD LIBOR + 7.000%
7.084% VRN 5/29/26	3,443,850	3,449,602
		23,195,199

TOTAL BANK LOANS (Cost $62,303,076)		63,732,380

CORPORATE DEBT — 84.6%
Advertising — 2.2%
Clear Channel Outdoor Holdings, Inc.
7.750% 4/15/28 (g)	2,551,000	2,684,927
7.500% 6/01/29 (g)	2,158,000	2,244,320
Midas OpCo Holdings LLC
5.625% 8/15/29 (g)	1,372,000	1,419,677
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.250% 1/15/29 (g)	1,190,000	1,179,469
Summer BC Bidco B LLC
5.500% 10/31/26 (g)	515,000	527,824
Terrier Media Buyer, Inc.
8.875% 12/15/27 (g)	3,458,000	3,656,420
		11,712,637
Aerospace & Defense — 1.3%
Triumph Group, Inc.
6.250% 9/15/24 (g)	1,347,000	1,346,286
7.750% 8/15/25	5,636,000	5,565,550
		6,911,836
Airlines — 2.6%
American Airlines, Inc.
11.750% 7/15/25 (g)	2,106,000	2,606,175
American Airlines, Inc. /AAdvantage Loyalty IP Ltd.
5.500% 4/20/26 (g)	3,568,000	3,750,860
5.750% 4/20/29 (g)	1,374,000	1,480,554
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% 10/20/25 (g)	1,085,000	1,160,902
4.750% 10/20/28 (g)	1,998,000	2,227,586
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (g)	1,137,000	1,236,087
United Airlines, Inc.
4.375% 4/15/26 (g)	692,000	710,165

	Principal Amount	Value
4.625% 4/15/29 (g)	$725,000	$749,251
		13,921,580
Auto Manufacturers — 3.7%
Ford Motor Co.
7.450% 7/16/31	3,209,000	4,171,700
9.000% 4/22/25	1,029,000	1,236,621
9.625% 4/22/30	3,100,000	4,395,219
Ford Motor Credit Co. LLC
3.375% 11/13/25	1,000,000	1,027,500
4.000% 11/13/30	1,000,000	1,040,000
4.125% 8/17/27	1,335,000	1,416,435
4.134% 8/04/25	771,000	815,332
4.389% 1/08/26	712,000	759,170
4.687% 6/09/25	1,000,000	1,070,000
5.113% 5/03/29	322,000	359,835
5.125% 6/16/25	1,236,000	1,342,605
JB Poindexter & Co., Inc.
7.125% 4/15/26 (g)	2,198,000	2,313,395
		19,947,812
Auto Parts & Equipment — 0.2%
Adient Global Holdings Ltd.
4.875% 8/15/26 (g)	762,000	780,440
Clarios Global LP
6.750% 5/15/25 (g)	407,000	429,385
		1,209,825
Beverages — 0.0%
Triton Water Holdings, Inc.
6.250% 4/01/29 (g)	149,000	151,421
Biotechnology — 0.7%
Emergent BioSolutions, Inc.
3.875% 8/15/28 (g)	2,104,000	2,051,758
Grifols Escrow Issuer SA
4.750% 10/15/28 (g) (h)	861,000	879,038
HCRX Investments Holdco LP
4.500% 8/01/29 (g)	747,000	750,735
		3,681,531
Building Materials — 1.0%
New Enterprise Stone & Lime Co., Inc.
9.750% 7/15/28 (g) (h)	3,316,000	3,606,150
New Enterprise Stone + L Sr
5.250% 7/15/28 (g) (h)	1,548,000	1,565,415
		5,171,565
Chemicals — 2.0%
Consolidated Energy Fin Co.
5.625% 10/15/28 (h)	2,390,000	2,390,000
Consolidated Energy Finance SA
6.875% 6/15/25 (g)	3,284,000	3,398,940

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Kraton Polymers LLC / Kraton Polymers Capital Corp.
4.250% 12/15/25 (g)	$605,000	$632,225
Lsf11 A5 Holdco Llc
6.625% 10/15/29 (h)	847,000	847,000
Olympus Water US Holding Corp.
4.250% 10/01/28 (g) (h)	2,272,000	2,237,920
6.250% 10/01/29 (g) (h)	843,000	835,371
Unifrax Escrow Issuer Corp.
7.500% 9/30/29 (g)	668,000	684,546
		11,026,002
Coal — 1.7%
Coronado Finance Pty Ltd.
10.750% 5/15/26 (g)	2,360,000	2,572,400
PIC AU Holdings LLC / PIC AU Holdings Corp.
10.000% 12/31/24 (g)	3,825,000	3,860,955
Warrior Met Coal, Inc.
8.000% 11/01/24 (g)	2,960,000	3,004,400
		9,437,755
Commercial Services — 1.4%
Alta Equipment Group, Inc.
5.625% 4/15/26 (g)	353,000	362,708
APX Group, Inc.
5.750% 7/15/29 (g)	2,595,000	2,559,571
MoneyGram International, Inc.
5.375% 8/01/26 (g)	1,160,000	1,177,400
Prime Security Services Borrower LLC / Prime Finance, Inc.
6.250% 1/15/28 (g)	1,657,000	1,712,973
Rent-A-Center, Inc. /TX
6.375% 2/15/29 (g)	436,000	470,335
Sabre GLBL, Inc.
9.250% 4/15/25 (g)	306,000	353,672
WASH Multifamily Acquisition, Inc.
5.750% 4/15/26 (g)	718,000	747,618
		7,384,277
Computers — 0.7%
Austin BidCo, Inc.
7.125% 12/15/28 (g)	636,000	640,770
Diebold Nixdorf, Inc.
9.375% 7/15/25 (g)	3,050,000	3,337,859
		3,978,629
Diversified Financial Services — 3.8%
Aretec Escrow Issuer, Inc.
7.500% 4/01/29 (g)	1,728,000	1,779,840
Coinbase Global, Inc.
3.375% 10/01/28 (g) (i)	1,143,000	1,100,138

	Principal Amount	Value
3.625% 10/01/31 (g)	$927,000	$887,603
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (g)	8,465,644	8,317,495
Jefferson Capital Holdings LLC
6.000% 8/15/26 (g)	1,051,000	1,079,587
Midcap Financial Issuer Trust
5.625% 1/15/30 (g)	656,000	649,440
6.500% 5/01/28 (g)	2,661,000	2,773,294
OneMain Finance Corp.
4.000% 9/15/30	1,047,000	1,041,765
5.375% 11/15/29	2,393,000	2,593,653
		20,222,815
Electric — 1.4%
FirstEnergy Corp.
5.350% STEP 7/15/47	1,079,000	1,315,575
PG&E Corp.
5.000% 7/01/28 (i)	3,549,000	3,605,181
5.250% 7/01/30 (i)	501,000	512,273
Pike Corp.
5.500% 9/01/28 (g)	2,046,000	2,084,976
		7,518,005
Electronics — 0.4%
Atkore, Inc.
4.250% 6/01/31 (g)	2,014,000	2,074,420
Engineering & Construction — 0.1%
Arcosa, Inc. Co.
4.375% 4/15/29 (g)	649,000	657,113
Entertainment — 1.5%
Banijay Entertainment SASU
5.375% 3/01/25 (g)	1,083,000	1,116,844
Caesars Entertainment, Inc.
4.625% 10/15/29 (g)	539,000	546,411
6.250% 7/01/25 (g)	1,847,000	1,944,443
8.125% 7/01/27 (g)	1,888,000	2,121,640
CCM Merger, Inc.
6.375% 5/01/26 (g)	1,005,000	1,057,763
Live Nation Entertainment, Inc.
4.750% 10/15/27 (g)	559,000	568,075
Scientific Games International, Inc.
7.250% 11/15/29 (g)	648,000	728,117
		8,083,293
Food — 3.3%
JBS Finance Luxembourg Sarl
3.625% 1/15/32 (g)	2,241,000	2,283,041
JBS USA LUX SA/JBS USA Finance, Inc.
6.750% 2/15/28 (g)	2,816,000	3,055,388

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.750% 12/01/31 (g)	$400,000	$416,212
5.500% 1/15/30 (g)	3,745,000	4,165,264
6.500% 4/15/29 (g)	4,969,000	5,552,857
Simmons Foods, Inc. /Simmons Prepared Foods, Inc. /Simmons Pet Food, Inc. /Simmons Feed
4.625% 3/01/29 (g)	989,000	996,418
US Foods, Inc.
4.750% 2/15/29 (g)	1,147,000	1,177,109
		17,646,289
Forest Products & Paper — 0.6%
Clearwater Paper Corp.
4.750% 8/15/28 (g)	1,055,000	1,084,013
Sylvamo Corp.
7.000% 9/01/29 (g)	1,929,000	1,973,598
		3,057,611
Health Care – Products — 0.3%
Mozart Debt Merger Sub Sr
5.250% 10/01/29 (h)	1,596,000	1,596,000
Health Care – Services — 1.8%
Centene Corp.
4.625% 12/15/29	—	—
CHS/Community Health Systems, Inc.
4.750% 2/15/31 (g)	659,000	663,284
5.625% 3/15/27 (g)	485,000	507,858
6.000% 1/15/29 (g)	241,000	255,460
6.125% 4/01/30 (g)	1,233,000	1,197,551
6.875% 4/15/29 (g)	472,000	472,526
ModivCare Escrow Issuer, Inc.
5.000% 10/01/29 (g)	881,000	913,201
Molina Healthcare, Inc.
4.375% 6/15/28 (g)	860,000	892,250
Radiology Partners, Inc.
9.250% 2/01/28 (g)	1,938,000	2,084,174
RP Escrow Issuer LLC
5.250% 12/15/25 (g)	1,166,000	1,199,522
Tenet Healthcare Corp.
6.125% 10/01/28 (g)	1,400,000	1,469,860
		9,655,686
Home Builders — 2.0%
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.625% 4/01/30 (g)	1,099,000	1,105,869
Empire Communities Corp.
7.000% 12/15/25 (g)	765,000	799,425

	Principal Amount	Value
M/I Homes, Inc.
4.950% 2/01/28	$1,544,000	$1,615,410
Mattamy Group Corp.
4.625% 3/01/30 (g)	4,214,000	4,306,097
STL Holding Co. LLC
7.500% 2/15/26 (g)	2,000,000	2,110,000
TRI Pointe Group, Inc.
5.700% 6/15/28	649,000	705,787
		10,642,588
Home Furnishing — 0.5%
Tempur Sealy International, Inc.
3.875% 10/15/31 (g)	2,564,000	2,567,205
Insurance — 0.5%
AmWINS Group, Inc.
4.875% 6/30/29 (g)	945,000	959,175
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc.
7.625% 10/15/25 (g)	1,471,000	1,562,018
		2,521,193
Internet — 2.1%
Acuris Finance Us, Inc. / Acuris Finance SARL
5.000% 5/01/28 (g)	1,794,000	1,785,030
Endure Digital, Inc.
6.000% 2/15/29 (g)	1,700,000	1,615,000
Getty Images, Inc.
9.750% 3/01/27 (g)	900,000	958,500
ION Trading Technologies Sarl
5.750% 5/15/28 (g)	1,728,000	1,761,915
Millennium Escrow Corp.
6.625% 8/01/26 (g)	1,776,000	1,829,191
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.
6.000% 2/15/28 (g)	1,059,000	1,053,366
10.750% 6/01/28 (g)	1,316,000	1,480,500
Northwest Fiber Llc/nort Sr
4.750% 4/30/27 (h)	824,000	829,150
		11,312,652
Investment Companies — 0.7%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.250% 5/15/27	2,581,000	2,683,156
6.250% 5/15/26	1,000,000	1,045,000
		3,728,156
Leisure Time — 1.9%
Carlson Travel, Inc.
6.750% 12/15/25 (f) (g) (i)	1,198,000	1,066,220

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Carnival Corp.
7.625% 3/01/26 (g)	$566,000	$604,205
5.750% 3/01/27 (g)	2,462,000	2,542,015
NCL Corp. Ltd.
5.875% 3/15/26 (g)	3,042,000	3,118,050
NCL Finance Ltd.
6.125% 3/15/28 (g)	564,000	585,150
Royal Caribbean Cruises Ltd.
5.500% 8/31/26 (g)	2,162,000	2,222,406
		10,138,046
Lodging — 0.4%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
4.875% 7/01/31 (g)	1,156,000	1,160,335
Wyndham Hotels & Resorts, Inc.
4.375% 8/15/28 (g)	845,000	882,121
		2,042,456
Machinery – Diversified — 0.3%
Clark Equipment Co.
5.875% 6/01/25 (g)	1,412,000	1,477,305
Media — 6.2%
Altice Financing SA
5.000% 1/15/28 (g)	636,000	606,257
CCO Holdings LLC / CCO Holdings Capital Corp.
4.250% 1/15/34 (g)	3,061,000	3,045,695
Clear Channel Worldwide Holdings, Inc.
5.125% 8/15/27 (g)	1,398,000	1,446,664
CSC Holdings LLC
4.625% 12/01/30 (g)	2,261,000	2,142,297
5.750% 1/15/30 (g)	523,000	530,751
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
5.875% 8/15/27 (g)	1,258,000	1,313,038
DISH DBS Corp.
5.000% 3/15/23	902,000	934,698
DISH Network Corp.
3.375% 8/15/26	2,964,000	3,081,078
iHeartCommunications, Inc.
8.375% 5/01/27	2,677,000	2,861,044
LCPR Senior Secured Financing DAC
5.125% 7/15/29 (g)	2,940,000	3,035,550
6.750% 10/15/27 (g)	1,343,000	1,423,580
Midcontinent Communications / Midcontinent Finance Corp.
5.375% 8/15/27 (g)	930,000	967,674

	Principal Amount	Value
Nexstar Media, Inc.
4.750% 11/01/28 (g)	$596,000	$618,267
Radiate Holdco LLC / Radiate Finance, Inc.
6.500% 9/15/28 (g)	2,620,000	2,671,509
Sirius XM Radio, Inc.
3.125% 9/01/26 (g)	867,000	878,921
3.875% 9/01/31 (g)	2,098,000	2,049,484
Virgin Media Secured Finance PLC
5.500% 5/15/29 (g)	4,137,000	4,380,504
Ziggo BV
4.875% 1/15/30 (g)	1,284,000	1,319,695
		33,306,706
Mining — 3.0%
Compass Minerals International, Inc.
4.875% 7/15/24 (g)	1,040,000	1,082,900
6.750% 12/01/27 (g)	1,018,000	1,080,352
First Quantum Minerals Ltd.
6.500% 3/01/24 (g)	2,110,000	2,136,375
6.875% 3/01/26 (g)	1,191,000	1,238,640
7.500% 4/01/25 (g)	2,796,000	2,868,221
Freeport-McMoRan, Inc.
4.125% 3/01/28	326,000	337,817
4.625% 8/01/30	1,700,000	1,838,125
Hecla Mining Co.
7.250% 2/15/28	2,643,000	2,846,934
Hudbay Minerals, Inc.
6.125% 4/01/29 (g)	678,000	710,100
Kinross Gold Corp.
6.875% 9/01/41	1,177,000	1,625,745
Novelis Corp.
3.250% 11/15/26 (g)	276,000	279,914
3.875% 8/15/31 (g)	284,000	280,890
		16,326,013
Miscellaneous - Manufacturing — 0.2%
Gates Global LLC / Gates Corp.
6.250% 1/15/26 (g)	1,192,000	1,236,700
Oil & Gas — 8.8%
Antero Resources Corp.
5.375% 3/01/30 (g)	615,000	647,687
7.625% 2/01/29 (g)	767,000	857,506
8.375% 7/15/26 (g)	627,000	710,222
Apache Corp.
4.750% 4/15/43	749,000	810,965
5.100% 9/01/40	556,000	622,709
5.350% 7/01/49	832,000	924,102
Chesapeake Energy Corp.
5.500% 2/01/26 (g)	548,000	572,660

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
5.875% 2/01/29 (g)	$1,129,000	$1,205,207
Comstock Resources, Inc.
5.875% 1/15/30 (g)	670,000	696,800
6.750% 3/01/29 (g)	1,443,000	1,558,440
CVR Energy, Inc.
5.250% 2/15/25 (g)	1,097,000	1,086,030
5.750% 2/15/28 (g) (i)	4,084,000	4,046,672
EQT Corp.
7.500% STEP 2/01/30	340,000	437,648
Hilcorp Energy I LP / Hilcorp Finance Co.
5.750% 10/01/25 (g)	186,000	188,093
5.750% 2/01/29 (g)	448,000	460,320
6.000% 2/01/31 (g)	382,000	392,505
6.250% 11/01/28 (g)	1,910,000	1,979,180
MEG Energy Corp.
7.125% 2/01/27 (g)	2,722,000	2,857,583
Murphy Oil Corp.
6.375% 7/15/28	1,090,000	1,152,675
Nabors Industries Ltd.
7.250% 1/15/26 (g)	1,775,000	1,726,365
7.500% 1/15/28 (g)	465,000	440,588
Neptune Energy Bondco PLC
6.625% 5/15/25 (g)	2,923,000	3,007,036
Occidental Petroleum Corp.
4.200% 3/15/48	133,000	127,348
4.400% 4/15/46	838,000	834,472
4.400% 8/15/49	328,000	321,850
4.500% 7/15/44	340,000	341,635
5.875% 9/01/25	2,994,000	3,355,525
6.125% 1/01/31 (i)	1,308,000	1,569,600
6.200% 3/15/40	2,447,000	2,881,832
6.375% 9/01/28	1,860,000	2,176,200
6.450% 9/15/36	954,000	1,200,251
6.600% 3/15/46	1,500,000	1,882,500
6.950% 7/01/24	369,000	416,970
Range Resources Corp.
8.250% 1/15/29 (g)	759,000	853,913
Rockcliff Energy II LLC
5.500% 10/15/29 (g) (h)	868,000	881,020
Southwestern Energy Co.
5.375% 3/15/30	332,000	358,414
Transocean Guardian Ltd.
5.875% 1/15/24 (g)	191,620	190,662
Transocean Poseidon Ltd.
6.875% 2/01/27 (g)	179,000	178,092
Transocean, Inc.
7.250% 11/01/25 (g)	1,042,000	867,689
7.500% 1/15/26 (g)	1,920,000	1,555,690

	Principal Amount	Value
8.000% 2/01/27 (g)	$1,255,000	$987,472
		47,362,128
Oil & Gas Services — 0.6%
Weatherford International Ltd.
6.500% 9/15/28 (g)	875,000	901,250
Welltec A/S
9.500% 12/01/22 (g)	2,445,000	2,432,775
		3,334,025
Packaging & Containers — 0.9%
Mauser Packaging Solutions Holding Co.
7.250% 4/15/25 (g)	3,211,000	3,191,429
Trident TPI Holdings, Inc.
9.250% 8/01/24 (g)	1,614,000	1,696,088
		4,887,517
Pharmaceuticals — 4.0%
AdaptHealth LLC
5.125% 3/01/30 (g)	3,044,000	3,045,552
Bausch Health Americas, Inc.
9.250% 4/01/26 (g)	1,611,000	1,717,729
Bausch Health Cos., Inc.
4.875% 6/01/28 (g)	1,710,000	1,771,988
5.000% 1/30/28 (g)	439,000	416,488
5.000% 2/15/29 (g)	1,629,000	1,517,006
5.250% 1/30/30 (g)	916,000	854,170
5.250% 2/15/31 (g)	4,622,000	4,250,437
6.125% 4/15/25 (g)	203,000	207,064
6.250% 2/15/29 (g)	1,381,000	1,366,527
9.000% 12/15/25 (g)	870,000	921,113
Jazz Securities DAC
4.375% 1/15/29 (g)	1,227,000	1,271,540
Organon & Co. / Organon Foreign Debt Co-Issuer BV
5.125% 4/30/31 (g)	1,230,000	1,291,931
Par Pharmaceutical, Inc.
7.500% 4/01/27 (g)	2,647,000	2,696,631
		21,328,176
Pipelines — 7.6%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.375% 6/15/29 (g)	4,907,000	5,068,980
Buckeye Partners LP
5.850% 11/15/43	277,000	277,249
CQP Holdco LP / BIP-V Chinook Holdco LLC
5.500% 6/15/31 (g)	2,124,000	2,258,980
DCP Midstream Operating LP
5.625% 7/15/27	924,000	1,052,205

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
6.450% 11/03/36 (g)	$43,000	$53,431
EnLink Midstream LLC
5.375% 6/01/29	786,000	829,544
5.625% 1/15/28 (g)	449,000	478,068
EnLink Midstream Partners LP
4.850% 7/15/26	254,000	266,624
5.050% 4/01/45	160,000	146,000
5.450% 6/01/47	604,000	582,763
5.600% 4/01/44	2,931,000	2,799,105
EQM Midstream Partners LP
4.500% 1/15/29 (g)	962,000	998,075
4.750% 1/15/31 (g)	867,000	901,697
6.000% 7/01/25 (g)	777,000	851,748
6.500% 7/01/27 (g)	644,000	724,339
Genesis Energy LP/Genesis Energy Finance Corp.
5.625% 6/15/24	610,000	608,475
6.250% 5/15/26	290,000	284,742
6.500% 10/01/25	3,466,000	3,457,335
8.000% 1/15/27	1,656,000	1,681,171
Harvest Midstream I LP
7.500% 9/01/28 (g)	2,513,000	2,676,722
ITT Holdings LLC
6.500% 8/01/29 (g)	2,656,000	2,679,240
NGL Energy Operating LLC / NGL Energy Finance Corp.
7.500% 2/01/26 (g)	3,257,000	3,318,069
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
7.500% 10/01/25 (g)	1,400,000	1,515,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4.875% 2/01/31	1,354,000	1,460,628
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.000% 1/15/28	139,000	145,950
5.500% 3/01/30	122,000	133,399
6.875% 1/15/29	259,000	289,433
Venture Global Calcasieu Pass LLC
3.875% 8/15/29 (g)	788,000	811,679
4.125% 8/15/31 (g)	901,000	939,293
Western Midstream Operating LP
5.300% STEP 2/01/30	618,000	682,890
5.300% 3/01/48	1,707,000	1,967,318
5.450% 4/01/44	850,000	976,344
		40,916,996

	Principal Amount	Value
Real Estate — 0.5%
Realogy Group LLC / Realogy Co-Issuer Corp.
5.750% 1/15/29 (g)	$2,396,000	$2,485,275
Real Estate Investment Trusts (REITS) — 2.6%
Iron Mountain, Inc.
5.250% 7/15/30 (g)	1,273,000	1,350,946
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.750% 6/15/29 (g)	2,565,000	2,552,175
RHP Hotel Properties LP/RHP Finance Corp.
4.750% 10/15/27	1,431,000	1,481,042
RLJ Lodging Trust LP
3.750% 7/01/26 (g)	648,000	651,240
4.000% 9/15/29 (g)	1,783,000	1,783,000
Service Properties Trust
3.950% 1/15/28	330,000	311,025
4.375% 2/15/30	521,000	495,333
4.950% 2/15/27	261,000	260,347
5.500% 12/15/27	822,000	875,576
7.500% 9/15/25	2,061,000	2,316,207
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC
7.125% 12/15/24 (g)	277,000	282,886
7.875% 2/15/25 (g)	153,000	161,660
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC
4.750% 4/15/28 (g)	1,063,000	1,085,589
6.500% 2/15/29 (g)	560,000	576,052
		14,183,078
Retail — 4.7%
Ambience Merger Sub, Inc.
7.125% 7/15/29 (g)	1,616,000	1,611,960
Bath & Body Works, Inc.
6.875% 11/01/35	1,869,000	2,345,595
Bath & Body Works, Inc.
6.750% 7/01/36	606,000	751,440
BCPE Ulysses Intermediate, Inc.
7.750% 4/01/27 (g)	2,931,000	2,909,017
Foot Locker, Inc.
4.000% 10/01/29 (g) (h)	1,028,000	1,030,262
Macy’s Retail Holdings LLC
5.875% 4/01/29 (g)	237,000	257,145
Michaels Cos., Inc.
5.250% 5/01/28 (g)	962,000	992,303
Michaels Cos., Inc.
7.875% 5/01/29 (g)	2,347,000	2,432,079

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
NMG Holding Co., Inc. / Neiman Marcus Group LLC
7.125% 4/01/26 (g)	$2,913,000	$3,091,421
Nordstrom, Inc.
4.000% 3/15/27	407,000	420,514
4.375% 4/01/30 (i)	408,000	417,130
5.000% 1/15/44	2,076,000	2,035,278
Park River Holdings, Inc.
5.625% 2/01/29 (g)	644,000	623,875
Staples, Inc.
7.500% 4/15/26 (g)	2,885,000	2,928,275
10.750% 4/15/27 (g)	2,532,000	2,465,535
Superior Plus LP / Superior General Partner, Inc.
4.500% 3/15/29 (g)	870,000	898,275
		25,210,104
Software — 1.1%
Avaya Holdings Corp., Convertible,
2.250% 6/15/23	1,640,000	1,717,900
Consensus Cloud Solutions, Inc.
6.000% 10/15/26 (g) (h)	632,000	649,380
6.500% 10/15/28 (g) (h)	460,000	477,365
Veritas US, Inc./Veritas Bermuda Ltd.
7.500% 9/01/25 (g)	2,800,000	2,912,000
		5,756,645
Storage & Warehousing — 0.6%
LBC Tank Terminals Holding Netherlands BV
6.875% 5/15/23 (g)	3,188,000	3,183,569
Telecommunications — 3.6%
Altice France SA
5.125% 7/15/29 (g)	2,135,000	2,096,634
CommScope Technologies Finance LLC
6.000% 6/15/25 (g)	862,000	874,508
Consolidated Communications, Inc.
6.500% 10/01/28 (g)	2,049,000	2,225,726
Frontier Communications Holdings LLC
5.000% 5/01/28 (g)	2,881,000	3,025,050
6.750% 5/01/29 (g)	783,000	825,086
Hughes Satellite Systems Corp.
6.625% 8/01/26	3,035,000	3,450,878
Sprint Capital Corp.
8.750% 3/15/32	2,219,000	3,314,875
Telecom Italia Capital
6.000% 9/30/34	704,000	790,240

	Principal Amount	Value
Windstream Escrow LLC / Windstream Escrow Finance Corp.
7.750% 8/15/28 (g) (i)	$2,523,000	$2,635,148
		19,238,145
Transportation — 1.1%
Carriage Purchaser, Inc.
7.875% 10/15/29 (g)	1,303,000	1,299,123
First Student Bidco, Inc. / First Transit Parent, Inc.
4.000% 7/31/29 (g)	2,292,000	2,260,485
Seaspan Corp.
5.500% 8/01/29 (g)	2,294,000	2,340,385
		5,899,993

TOTAL CORPORATE DEBT (Cost $432,600,480)		454,130,773

TOTAL BONDS & NOTES (Cost $494,903,556)		517,863,153
	Number of Shares
MUTUAL FUNDS — 2.6%
Diversified Financial Services — 2.6%
State Street Navigator Securities Lending Government Money Market Portfolio (j)	13,688,555	13,688,555

TOTAL MUTUAL FUNDS (Cost $13,688,555)		13,688,555

TOTAL LONG-TERM INVESTMENTS (Cost $512,482,807)		537,080,592

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.9%
Commercial Paper — 4.1%
American Honda Finance PLC
0.172% 10/06/21	$1,000,000	$999,980
0.183% 10/08/21	1,000,000	999,973
BAT International Finance PLC
0.203% 10/28/21 (g)	5,000,000	4,999,425
Dentsply International, Inc.
0.152% 10/21/21 (g)	5,000,000	4,999,592
Intercontinental Exchange
0.193% 10/27/21 (g)	5,000,000	4,999,110
Ryder System, Inc.
0.122% 10/01/21	5,000,000	4,999,982
		21,998,062
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (k)	4,412,544	4,412,544

TOTAL SHORT-TERM INVESTMENTS (Cost $26,410,633)		26,410,606

TOTAL INVESTMENTS — 105.0% (Cost $538,893,440) (l)		563,491,198

Less Unfunded Loan Commitments — (0.1)%		(384,461)

NET INVESTMENTS — 104.9% (Cost $538,508,979)		563,106,737

Other Assets/(Liabilities) — (4.9)%		(26,435,867)

NET ASSETS — 100.0%		$536,670,870

Abbreviation Legend

STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $492,538 or 0.09% of net assets.

(c)	Investment was valued using significant unobservable inputs.
(d)	All or a portion of the security represents unsettled loan commitments at September 30, 2021 where the rate will be determined at time of settlement.
(e)	Unfunded or partially unfunded loan commitments.

(f)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2021, these securities amounted to a value of $1,066,220 or 0.20% of net assets.

(g)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $353,584,291 or 65.88% of net assets.

(h)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(i)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $13,547,278 or 2.52% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $149,830 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(j)	Represents investment of security lending cash collateral. (Note 2).
(k)

Maturity value of $4,412,544. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $4,500,831.

(l)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	81.0%
Canada	6.5%
Cayman Islands	2.3%
Luxembourg	2.1%
Bermuda	1.6%
United Kingdom	1.5%
Ireland	1.1%
Netherlands	0.8%
France	0.6%
Panama	0.6%
Australia	0.5%
Denmark	0.5%
Marshall Islands	0.4%
Liberia	0.4%
Spain	0.2%
Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 64.1%
COMMON STOCK — 64.1%
Basic Materials — 0.9%
Chemicals — 0.7%
Air Products & Chemicals, Inc.	317	$81,187
Celanese Corp.	555	83,605
Dow, Inc.	1,911	109,997
DuPont de Nemours, Inc.	2,533	172,219
Ecolab, Inc.	431	89,915
International Flavors & Fragrances, Inc.	313	41,854
Linde PLC	921	270,203
LyondellBasell Industries NV Class A	894	83,902
PPG Industries, Inc.	1,286	183,911
		1,116,793
Forest Products & Paper — 0.1%
International Paper Co.	3,968	221,891
Mining — 0.1%
Newmont Corp.	1,538	83,513
		1,422,197
Communications — 5.3%
Advertising — 0.1%
Omnicom Group, Inc.	1,629	118,037
Internet — 0.4%
eBay, Inc.	2,229	155,294
MercadoLibre, Inc. (a)	79	132,673
NortonLifeLock, Inc.	892	22,568
Okta, Inc. (a)	90	21,361
Palo Alto Networks, Inc. (a)	197	94,363
Snap, Inc. Class A (a)	860	63,528
VeriSign, Inc. (a)	303	62,118
		551,905
Media — 1.5%
Comcast Corp. Class A	26,476	1,480,803
Liberty Global PLC Class C (a)	5,570	164,092
ViacomCBS, Inc. Class B	1,914	75,622
The Walt Disney Co. (a)	3,743	633,203
		2,353,720
Telecommunications — 3.3%
Arista Networks, Inc. (a)	170	58,419
AT&T, Inc.	50,798	1,372,054
Cisco Systems, Inc.	29,465	1,603,780
Corning, Inc.	4,790	174,787
Lumen Technologies, Inc.	3,388	41,977
Motorola Solutions, Inc.	633	147,059
T-Mobile US, Inc. (a)	1,345	171,837

	Number of Shares	Value
Verizon Communications, Inc.	27,876	$1,505,583
		5,075,496
		8,099,158
Consumer, Cyclical — 7.3%
Airlines — 0.0%
Delta Air Lines, Inc. (a)	95	4,048
Apparel — 0.4%
NIKE, Inc. Class B	3,998	580,630
VF Corp.	1,190	79,718
		660,348
Auto Manufacturers — 1.3%
Cummins, Inc.	945	212,209
Ford Motor Co. (a)	53,227	753,694
PACCAR, Inc.	1,225	96,677
Tesla, Inc. (a)	1,207	936,005
		1,998,585
Distribution & Wholesale — 0.1%
Fastenal Co.	946	48,823
W.W. Grainger, Inc.	150	58,959
		107,782
Lodging — 0.1%
Hilton Worldwide Holdings, Inc. (a)	631	83,361
Las Vegas Sands Corp. (a)	681	24,925
Marriott International, Inc. Class A (a)	676	100,109
		208,395
Retail — 5.4%
Costco Wholesale Corp.	2,694	1,210,549
Dollar General Corp.	1,261	267,509
Dollar Tree, Inc. (a)	929	88,924
Genuine Parts Co.	1,257	152,386
The Home Depot, Inc.	5,831	1,914,084
Lowe’s Cos., Inc.	3,932	797,646
Lululemon Athletica, Inc. (a)	152	61,514
McDonald’s Corp.	3,511	846,537
O’Reilly Automotive, Inc. (a)	375	229,147
Ross Stores, Inc.	2,005	218,244
Starbucks Corp.	6,544	721,869
Target Corp.	3,721	851,253
The TJX Cos., Inc.	5,635	371,797
Ulta Beauty, Inc. (a)	228	82,290
Walgreens Boots Alliance, Inc.	3,033	142,703
Yum! Brands, Inc.	1,340	163,895
		8,120,347
		11,099,505
Consumer, Non-cyclical — 13.5%
Agriculture — 0.1%
Archer-Daniels-Midland Co.	1,105	66,311

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Beverages — 1.2%
Brown-Forman Corp. Class B	510	$34,175
The Coca-Cola Co.	15,675	822,467
Constellation Brands, Inc. Class A	396	83,433
Keurig Dr Pepper, Inc.	2,285	78,056
PepsiCo, Inc.	5,481	824,397
		1,842,528
Biotechnology — 0.9%
Amgen, Inc.	2,094	445,289
Biogen, Inc. (a)	546	154,513
BioMarin Pharmaceutical, Inc. (a)	116	8,966
Gilead Sciences, Inc.	7,134	498,310
Illumina, Inc. (a)	199	80,716
Incyte Corp. (a)	336	23,110
Regeneron Pharmaceuticals, Inc. (a)	114	68,990
Vertex Pharmaceuticals, Inc. (a)	394	71,468
		1,351,362
Commercial Services — 1.3%
Automatic Data Processing, Inc.	3,158	631,347
Cintas Corp.	86	32,737
IHS Markit Ltd.	897	104,608
MarketAxess Holdings, Inc.	27	11,359
Moody’s Corp.	446	158,379
PayPal Holdings, Inc. (a)	2,592	674,464
S&P Global, Inc.	658	279,578
Verisk Analytics, Inc.	481	96,330
		1,988,802
Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	3,956	298,995
The Estee Lauder Cos., Inc. Class A	966	289,732
The Procter & Gamble Co.	12,379	1,730,584
		2,319,311
Food — 0.9%
Campbell Soup Co.	451	18,856
Conagra Brands, Inc.	794	26,893
General Mills, Inc.	1,833	109,650
The Hershey Co.	980	165,865
Hormel Foods Corp.	748	30,668
The J.M. Smucker Co.	1,102	132,273
Kellogg Co.	901	57,592
The Kraft Heinz Co.	3,514	129,386
The Kroger Co.	8,074	326,432
McCormick & Co., Inc.	272	22,040
Mondelez International, Inc. Class A	5,419	315,277
Sysco Corp.	888	69,708
		1,404,640

	Number of Shares	Value
Health Care – Products — 2.9%
Abbott Laboratories	7,754	$915,980
Align Technology, Inc. (a)	123	81,848
Baxter International, Inc.	1,539	123,782
Boston Scientific Corp. (a)	3,002	130,257
Danaher Corp.	1,971	600,051
Edwards Lifesciences Corp. (a)	1,053	119,210
IDEXX Laboratories, Inc. (a)	221	137,440
Intuitive Surgical, Inc. (a)	177	175,965
Medtronic PLC	5,965	747,713
ResMed, Inc.	370	97,513
Stryker Corp.	1,416	373,428
Thermo Fisher Scientific, Inc.	1,388	793,006
West Pharmaceutical Services, Inc.	119	50,520
Zimmer Biomet Holdings, Inc.	426	62,349
		4,409,062
Health Care – Services — 1.9%
Anthem, Inc.	1,343	500,670
Centene Corp. (a)	1,119	69,725
HCA Healthcare, Inc.	1,125	273,060
Humana, Inc.	333	129,587
IQVIA Holdings, Inc. (a)	450	107,793
Laboratory Corp. of America Holdings (a)	667	187,720
Quest Diagnostics, Inc.	880	127,873
UnitedHealth Group, Inc.	3,923	1,532,873
		2,929,301
Household Products & Wares — 0.2%
Church & Dwight Co., Inc.	332	27,413
The Clorox Co.	329	54,486
Kimberly-Clark Corp.	1,070	141,711
		223,610
Pharmaceuticals — 2.6%
AbbVie, Inc.	4,184	451,328
AmerisourceBergen Corp.	237	28,310
Becton Dickinson and Co.	568	139,626
Bristol-Myers Squibb Co.	5,574	329,814
Cardinal Health, Inc.	1,012	50,053
Cigna Corp.	857	171,537
CVS Health Corp.	4,320	366,595
DexCom, Inc. (a)	40	21,874
Eli Lilly & Co.	2,954	682,522
Merck & Co., Inc.	8,775	659,090
Pfizer, Inc.	16,470	708,375
Zoetis, Inc.	1,199	232,774
		3,841,898
		20,376,825

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 1.3%
Oil & Gas — 0.8%
Chevron Corp.	3,292	$333,973
ConocoPhillips	3,010	203,988
DTE Midstream LLC (a)	1,073	49,616
Exxon Mobil Corp.	8,660	509,381
Hess Corp.	361	28,198
Marathon Petroleum Corp.	1,017	62,861
Occidental Petroleum Corp.	392	11,595
Pioneer Natural Resources Co.	228	37,964
Valero Energy Corp.	742	52,363
		1,289,939
Oil & Gas Services — 0.1%
Baker Hughes Co.	1,842	45,553
Schlumberger NV	1,605	47,572
		93,125
Pipelines — 0.4%
Cheniere Energy, Inc. (a)	744	72,666
Kinder Morgan, Inc.	17,737	296,740
ONEOK, Inc.	1,578	91,508
The Williams Cos., Inc.	2,949	76,497
		537,411
		1,920,475
Financial — 9.2%
Banks — 3.8%
Bank of America Corp.	25,188	1,069,231
The Bank of New York Mellon Corp.	2,893	149,973
Fifth Third Bancorp	1,575	66,843
First Republic Bank	219	42,241
The Goldman Sachs Group, Inc.	2,291	866,067
JP Morgan Chase & Co.	13,831	2,263,996
KeyCorp.	2,961	64,017
M&T Bank Corp.	387	57,794
Morgan Stanley	2,602	253,201
Northern Trust Corp.	758	81,720
The PNC Financial Services Group, Inc.	1,061	207,574
Regions Financial Corp.	3,409	72,646
State Street Corp.	345	29,228
SVB Financial Group (a)	99	64,041
Truist Financial Corp.	1,343	78,767
US Bancorp	5,628	334,528
		5,701,867
Diversified Financial Services — 1.7%
American Express Co.	1,774	297,198
Ameriprise Financial, Inc.	82	21,658
BlackRock, Inc.	326	273,403
CME Group, Inc.	601	116,222

	Number of Shares	Value
Discover Financial Services	1,317	$161,794
Franklin Resources, Inc.	738	21,933
Intercontinental Exchange, Inc.	1,560	179,119
Nasdaq, Inc.	358	69,101
Synchrony Financial	3,889	190,094
T. Rowe Price Group, Inc.	671	131,986
Visa, Inc. Class A	5,183	1,154,513
		2,617,021
Insurance — 1.7%
The Allstate Corp.	3,488	444,057
American International Group, Inc.	1,656	90,898
Aon PLC Class A	594	169,747
Chubb Ltd.	2,567	445,323
The Hartford Financial Services Group, Inc.	1,787	125,537
Marsh & McLennan Cos., Inc.	1,159	175,507
MetLife, Inc.	7,040	434,579
Principal Financial Group, Inc.	692	44,565
The Progressive Corp.	2,085	188,463
Prudential Financial, Inc.	484	50,917
The Travelers Cos., Inc.	2,142	325,606
Willis Towers Watson PLC	276	64,159
		2,559,358
Private Equity — 0.2%
The Blackstone, Inc.	2,418	281,310
KKR & Co., Inc.	1,243	75,674
		356,984
Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	1,671	162,689
Real Estate Investment Trusts (REITS) — 1.7%
Alexandria Real Estate Equities, Inc.	502	95,917
American Tower Corp.	1,293	343,175
AvalonBay Communities, Inc.	646	143,179
Boston Properties, Inc.	392	42,473
Crown Castle International Corp.	1,883	326,362
Digital Realty Trust, Inc.	621	89,703
Equinix, Inc.	173	136,693
Equity Residential	1,503	121,623
Essex Property Trust, Inc.	351	112,229
Healthpeak Properties, Inc.	1,004	33,614
Prologis, Inc.	2,228	279,458
Public Storage	949	281,948
SBA Communications Corp.	323	106,774
Simon Property Group, Inc.	618	80,322
Ventas, Inc.	1,364	75,306
Welltower, Inc.	1,978	162,987

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Weyerhaeuser Co.	3,942	$140,217
		2,571,980
		13,969,899
Industrial — 6.2%
Building Materials — 0.8%
Carrier Global Corp.	3,153	163,199
Johnson Controls International PLC	16,475	1,121,618
		1,284,817
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	684	84,823
Emerson Electric Co.	3,172	298,802
		383,625
Electronics — 1.5%
Agilent Technologies, Inc.	1,636	257,719
Amphenol Corp. Class A	2,520	184,540
Fortive Corp.	958	67,606
Garmin Ltd.	1,196	185,930
Honeywell International, Inc.	4,074	864,829
Keysight Technologies, Inc. (a)	828	136,032
Mettler-Toledo International, Inc. (a)	108	148,755
TE Connectivity Ltd.	1,683	230,941
Waters Corp. (a)	361	128,985
		2,205,337
Environmental Controls — 0.4%
Republic Services, Inc.	1,548	185,853
Waste Connections, Inc.	1,365	171,894
Waste Management, Inc.	2,018	301,409
		659,156
Hand & Machine Tools — 0.0%
Stanley Black & Decker, Inc.	410	71,877
Machinery – Diversified — 1.0%
Deere & Co.	3,366	1,127,846
Dover Corp.	750	116,625
Otis Worldwide Corp.	2,103	173,035
Rockwell Automation, Inc.	307	90,270
		1,507,776
Miscellaneous - Manufacturing — 1.2%
3M Co.	3,341	586,078
Eaton Corp. PLC	2,375	354,611
General Electric Co.	1,662	171,236
Illinois Tool Works, Inc.	1,184	244,650
Parker-Hannifin Corp.	651	182,033
Trane Technologies PLC	1,393	240,501
		1,779,109
Packaging & Containers — 0.1%
Amcor PLC	3,995	46,302

	Number of Shares	Value
Ball Corp.	878	$78,994
		125,296
Transportation — 0.9%
CSX Corp.	12,205	362,977
Expeditors International of Washington, Inc.	677	80,651
FedEx Corp.	708	155,257
Kansas City Southern	411	111,233
Union Pacific Corp.	2,268	444,551
United Parcel Service, Inc. Class B	1,262	229,810
		1,384,479
		9,401,472
Technology — 18.4%
Computers — 6.8%
Accenture PLC Class A	4,274	1,367,338
Apple, Inc.	45,004	6,368,066
Cognizant Technology Solutions Corp. Class A	3,277	243,186
Crowdstrike Holdings, Inc. Class A (a)	299	73,488
Dell Technologies C (a)	2,758	286,942
EPAM Systems, Inc. (a)	142	81,008
Hewlett Packard Enterprise Co.	15,606	222,386
HP, Inc.	26,657	729,336
International Business Machines Corp.	4,571	635,049
NetApp, Inc.	1,834	164,620
Western Digital Corp. (a)	878	49,554
		10,220,973
Office & Business Equipment — 0.1%
Zebra Technologies Corp. Class A (a)	261	134,525
Semiconductors — 4.4%
Advanced Micro Devices, Inc. (a)	1,079	111,029
Analog Devices, Inc.	1,494	250,215
Applied Materials, Inc.	4,632	596,277
Broadcom, Inc.	2,237	1,084,789
Intel Corp.	27,855	1,484,114
KLA Corp.	659	220,442
Lam Research Corp.	502	285,713
Microchip Technology, Inc.	591	90,713
Micron Technology, Inc.	5,087	361,075
NVIDIA Corp.	3,928	813,725
Skyworks Solutions, Inc.	794	130,835
Texas Instruments, Inc.	6,167	1,185,359
Xilinx, Inc.	729	110,072
		6,724,358
Software — 7.1%
Adobe, Inc. (a)	1,320	759,950
Akamai Technologies, Inc. (a)	556	58,152
ANSYS, Inc. (a)	169	57,536

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Autodesk, Inc. (a)	341	$97,243
Cadence Design Systems, Inc. (a)	1,195	180,971
Cerner Corp.	1,576	111,140
Citrix Systems, Inc.	324	34,788
DocuSign, Inc. (a)	128	32,951
Electronic Arts, Inc.	898	127,741
Fidelity National Information Services, Inc.	1,478	179,843
HubSpot, Inc. (a)	71	48,002
Intuit, Inc.	1,116	602,093
Microsoft Corp.	20,024	5,645,166
MSCI, Inc.	171	104,026
Oracle Corp.	16,673	1,452,718
Paychex, Inc.	1,002	112,675
Roper Technologies, Inc.	265	118,224
salesforce.com, Inc. (a)	1,233	334,414
ServiceNow, Inc. (a)	514	319,847
Splunk, Inc. (a)	73	10,564
Synopsys, Inc. (a)	599	179,347
Twilio, Inc. Class A (a)	110	35,096
Veeva Systems, Inc. Class A (a)	151	43,514
VMware, Inc. Class A (a) (b)	403	59,926
Workday, Inc. Class A (a)	387	96,707
		10,802,634
		27,882,490
Utilities — 2.0%
Electric — 1.9%
American Electric Power Co., Inc.	1,749	141,984
Avangrid, Inc. (b)	332	16,135
CMS Energy Corp.	2,003	119,639
Consolidated Edison, Inc.	1,512	109,756
Dominion Energy, Inc.	3,021	220,593
DTE Energy Co.	2,169	242,299
Duke Energy Corp.	5,051	492,927
Edison International	343	19,026
Entergy Corp.	312	30,985
Eversource Energy	1,423	116,344
Exelon Corp.	3,604	174,217
NextEra Energy, Inc.	6,857	538,412
Public Service Enterprise Group, Inc.	4,044	246,280
Sempra Energy	457	57,811
WEC Energy Group, Inc.	2,203	194,305
Xcel Energy, Inc.	1,118	69,875
		2,790,588

	Number of Shares	Value
Water — 0.1%
American Water Works Co., Inc.	1,097	$185,437
		2,976,025

TOTAL COMMON STOCK (Cost $91,305,422)		97,148,046

TOTAL EQUITIES (Cost $91,305,422)		97,148,046
	Principal Amount
BONDS & NOTES — 42.5%
CORPORATE DEBT — 14.5%
Agriculture — 0.2%
Archer-Daniels-Midland Co.
2.700% 9/15/51	$49,000	47,784
Bunge Ltd. Finance Corp.
1.630% 8/17/25	13,000	13,130
3.250% 8/15/26	47,000	50,586
4.350% 3/15/24	77,000	83,246
Cargill, Inc.
3.125% 5/25/51 (b) (c)	74,000	79,993
		274,739
Airlines — 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% 10/20/25 (c)	82,995	88,801
Banks — 3.6%
Australia & New Zealand Banking Group Ltd. 5 year CMT + 1.700%
2.570% VRN 11/25/35 (c)	225,000	218,210
Bank of America Corp.
5 year CMT + 1.200% 2.482% VRN 9/21/36	162,000	158,601
SOFR + 1.580% 3.311% VRN 4/22/42	270,000	283,454
4.183% 11/25/27	41,000	45,684
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	23,000	26,863
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	18,000	20,411
4.750% 4/21/45	63,000	78,420
7.750% 5/14/38	20,000	31,268
The Bank of Nova Scotia
4.500% 12/16/25	36,000	40,440
3 mo. USD LIBOR + 2.648% 4.650% VRN (d)	113,000	113,169

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc.
4.450% 9/29/27	$27,000	$30,696
5.500% 9/13/25	54,000	62,295
5.875% 1/30/42	18,000	25,623
6.000% 10/31/33	16,000	20,925
6.625% 6/15/32	14,000	18,797
8.125% 7/15/39	14,000	23,885
Cooperatieve Rabobank UA 1 year CMT + 0.550%
1.106% VRN 2/24/27 (c)	250,000	246,308
Credit Suisse Group AG SOFR + 2.044%
2.193% VRN 6/05/26 (c)	393,000	400,237
The Goldman Sachs Group, Inc.
SOFR + .798% 1.431% VRN 3/09/27	227,000	226,300
SOFR + 1.090% 1.992% VRN 1/27/32	135,000	129,888
SOFR + 1.248% 2.383% VRN 7/21/32	76,000	75,227
4.250% 10/21/25	32,000	35,429
5.950% 1/15/27	72,000	86,573
6.750% 10/01/37	32,000	45,719
ING Groep NV
4.050% 4/09/29	344,000	390,747
JP Morgan Chase & Co.
3 mo. USD LIBOR + 1.160% 3.702% VRN 5/06/30	320,000	353,060
5.600% 7/15/41	41,000	56,390
KeyBank NA/Cleveland OH
3.900% 4/13/29	356,000	397,158
Mizuho Financial Group, Inc.
2.564% 9/13/31	200,000	196,648
Morgan Stanley
SOFR + 1.360% 2.484% VRN 9/16/36	203,000	198,527
SOFR + 1.485% 3.217% VRN 4/22/42	44,000	45,930
4.350% 9/08/26	122,000	137,685
3 mo. USD LIBOR + 1.628% 4.431% VRN 1/23/30	304,000	350,712
5.000% 11/24/25	36,000	41,151
SVB Financial Group
1.800% 2/02/31	189,000	181,148
2.100% 5/15/28	87,000	87,751
3.125% 6/05/30	18,000	19,235
3.500% 1/29/25 (b)	77,000	82,644

	Principal Amount	Value
The Toronto-Dominion Bank 5 year USD Swap + 2.205%
3.625% VRN 9/15/31	$374,000	$410,719
		5,393,927
Beverages — 0.3%
Keurig Dr Pepper, Inc.
2.250% 3/15/31 (b)	31,000	31,013
3.400% 11/15/25	330,000	357,848
		388,861
Biotechnology — 0.4%
Amgen, Inc.
2.200% 2/21/27	347,000	358,831
Illumina, Inc.
0.550% 3/23/23	194,000	193,999
		552,830
Commercial Services — 0.3%
Element Fleet Management Corp.
1.600% 4/06/24 (c)	21,000	21,299
Moody’s Corp.
4.250% 2/01/29	309,000	354,175
PayPal Holdings, Inc.
3.250% 6/01/50 (b)	27,000	29,057
Triton Container International Ltd.
3.150% 6/15/31 (c)	100,000	100,824
		505,355
Computers — 0.8%
Apple, Inc.
1.650% 5/11/30	46,000	45,040
2.650% 5/11/50	27,000	25,888
2.650% 2/08/51	90,000	85,914
3.000% 6/20/27	327,000	357,803
Dell International LLC/EMC Corp.
4.000% 7/15/24	336,000	363,434
Hewlett Packard Enterprise Co.
4.900% STEP 10/15/25	319,000	360,913
		1,238,992
Diversified Financial Services — 0.3%
Brookfield Finance I UK PLC
2.340% 1/30/32	141,000	138,564
The Charles Schwab Corp. 10 year CMT + 3.079%
4.000% VRN (d)	93,000	95,647
CI Financial Corp.
3.200% 12/17/30	65,000	67,407
LSEGA Financing PLC
1.375% 4/06/26 (b) (c)	218,000	217,490
		519,108

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 0.2%
Entergy Arkansas LLC
2.650% 6/15/51	$72,000	$66,953
Entergy Louisiana LLC
4.950% 1/15/45	36,000	39,235
Nevada Power Co.
6.650% 4/01/36	20,000	29,208
Xcel Energy, Inc.
6.500% 7/01/36	99,000	140,448
		275,844
Electronics — 0.1%
Vontier Corp.
2.400% 4/01/28 (c)	219,000	215,671
Food — 0.4%
Conagra Brands, Inc.
4.850% 11/01/28	297,000	348,096
General Mills, Inc.
3.000% 2/01/51 (b) (c)	162,000	161,291
Ingredion, Inc.
3.200% 10/01/26	25,000	26,987
Mars, Inc.
3.950% 4/01/49 (c)	67,000	79,860
		616,234
Health Care – Products — 0.2%
STERIS Irish FinCo UnLtd Co.
3.750% 3/15/51	253,000	272,398
Health Care – Services — 0.5%
HCA, Inc.
5.000% 3/15/24	328,000	359,928
Humana, Inc.
4.800% 3/15/47	23,000	28,966
Kaiser Foundation Hospitals
2.810% 6/01/41	110,000	111,051
3.002% 6/01/51	80,000	81,537
Mayo Clinic
3.196% 11/15/61	106,000	112,751
Providence St Joseph Health Obligated Group
2.700% 10/01/51 (e)	93,000	88,562
UnitedHealth Group, Inc.
3.125% 5/15/60	36,000	36,729
		819,524
Insurance — 0.9%
Allstate Corp. 3 mo. USD LIBOR + 2.938%
5.750% VRN 8/15/53	158,000	170,995
American International Group, Inc.
4.200% 4/01/28	36,000	40,990

	Principal Amount	Value
4.500% 7/16/44	$23,000	$28,093
4.750% 4/01/48	13,000	16,545
3 mo. USD LIBOR + 2.868% 5.750% VRN 4/01/48	104,000	119,340
Arch Capital Finance LLC
5.031% 12/15/46	27,000	35,211
Arch Capital Group Ltd.
3.635% 6/30/50	49,000	53,308
Athene Global Funding
1.450% 1/08/26 (c)	117,000	117,229
Athene Holding Ltd.
3.950% 5/25/51	16,000	17,633
GA Global Funding Trust
1.625% 1/15/26 (c)	37,000	37,310
Global Atlantic Fin Co.
3.125% 6/15/31 (c)	72,000	72,924
Marsh & McLennan Cos., Inc.
4.375% 3/15/29	155,000	179,821
New York Life Insurance Co.
3.750% 5/15/50 (c)	23,000	25,707
Prudential Financial, Inc.
5 year CMT + 3.035% 3.700% VRN 10/01/50	18,000	18,740
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	41,000	43,635
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48 (b)	99,000	115,776
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	46,000	47,847
Reinsurance Group of America, Inc.
3.150% 6/15/30	49,000	52,037
3.900% 5/15/29	54,000	60,274
USF&G Capital I
8.500% 12/15/45 (c)	35,000	52,482
		1,305,897
Internet — 0.2%
Alphabet, Inc.
2.250% 8/15/60	32,000	27,865
Expedia Group, Inc.
2.950% 3/15/31	39,000	39,368
Prosus NV
3.832% 2/08/51 (c)	233,000	211,596
		278,829
Investment Companies — 0.1%
Blackstone Secured Lending Fund
2.750% 9/16/26	158,000	161,233

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% 6/01/41	$119,000	$117,235
3.750% 2/15/28	191,000	209,015
3.850% 4/01/61	136,000	129,470
6.484% 10/23/45	32,000	43,425
Comcast Corp.
2.937% 11/01/56 (c)	43,000	40,617
3.400% 7/15/46	41,000	43,378
3.450% 2/01/50	49,000	51,821
3.750% 4/01/40	151,000	169,425
3.969% 11/01/47	23,000	26,201
Discovery Communications LLC
3.625% 5/15/30	160,000	173,348
3.950% 3/20/28	56,000	61,971
4.000% 9/15/55	27,000	28,140
4.650% 5/15/50	27,000	31,303
Time Warner Cable, Inc.
6.750% 6/15/39	27,000	36,892
The Walt Disney Co.
3.600% 1/13/51	58,000	64,801
		1,227,042
Mining — 0.0%
Teck Resources Ltd.
6.000% 8/15/40	32,000	41,449
Oil & Gas — 0.1%
BP Capital Markets America, Inc.
3.379% 2/08/61	95,000	94,150
BP Capital Markets PLC 5 year CMT + 4.036%
4.375% VRN (d)	58,000	61,808
		155,958
Packaging & Containers — 0.3%
Berry Global, Inc.
1.570% 1/15/26 (c)	48,000	47,988
Sealed Air Corp.
1.573% 10/15/26 (c)	44,000	43,731
Silgan Holdings, Inc.
1.400% 4/01/26 (c)	49,000	48,215
WRKCo, Inc.
3.000% 6/15/33	27,000	28,230
4.650% 3/15/26	192,000	218,052
		386,216
Pharmaceuticals — 0.8%
AbbVie, Inc.
4.700% 5/14/45	67,000	82,484

	Principal Amount	Value
Becton Dickinson and Co.
4.685% 12/15/44	$23,000	$28,598
Bristol-Myers Squibb Co.
3.900% 2/20/28	312,000	352,543
4.350% 11/15/47	27,000	33,779
Cigna Corp.
2.400% 3/15/30	349,000	354,249
3.400% 3/15/51	47,000	48,379
4.800% 7/15/46	27,000	33,652
CVS Health Corp.
4.300% 3/25/28	10,000	11,374
5.050% 3/25/48	189,000	243,482
6.125% 9/15/39 (b)	8,000	11,045
		1,199,585
Pipelines — 0.9%
Enbridge, Inc.
2.500% 8/01/33	190,000	190,552
Enterprise Products Operating LLC
3 mo. USD LIBOR + 3.033% 5.250% VRN 8/16/77	41,000	42,868
3 mo. USD LIBOR + 2.570% 5.375% VRN 2/15/78	27,000	28,083
Kinder Morgan, Inc.
3.250% 8/01/50	168,000	161,560
MPLX LP
1.750% 3/01/26	365,000	367,098
4.500% 4/15/38	27,000	30,343
ONEOK, Inc.
6.350% 1/15/31	304,000	388,790
Sabine Pass Liquefaction LLC
4.500% 5/15/30	196,000	225,695
		1,434,989
Real Estate — 0.2%
CBRE Services, Inc.
2.500% 4/01/31	243,000	244,447
Real Estate Investment Trusts (REITS) — 0.7%
American Tower Corp.
1.600% 4/15/26	96,000	96,351
2.700% 4/15/31	119,000	121,544
Brixmor Operating Partnership LP
2.250% 4/01/28	24,000	24,184
Crown Castle International Corp.
2.500% 7/15/31	88,000	87,823
3.700% 6/15/26	243,000	265,082
5.200% 2/15/49	11,000	14,124
Extra Space Storage LP
2.350% 3/15/32	65,000	63,418
2.550% 6/01/31	89,000	89,093

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Host Hotels & Resorts LP
3.500% 9/15/30	$84,000	$87,169
Kimco Realty Corp.
2.250% 12/01/31	58,000	56,589
Kite Realty Group LP
4.000% 10/01/26	110,000	118,432
Spirit Realty LP
2.100% 3/15/28	67,000	66,595
		1,090,404
Retail — 0.9%
Advance Auto Parts, Inc.
1.750% 10/01/27	13,000	12,936
3.900% 4/15/30	323,000	351,746
Alimentation Couche-Tard, Inc.
3.625% 5/13/51 (b) (c)	71,000	73,326
AutoZone, Inc.
1.650% 1/15/31	41,000	38,899
The Home Depot, Inc.
2.375% 3/15/51	48,000	43,519
2.700% 4/15/30	97,000	102,526
Lowe’s Cos., Inc.
3.000% 10/15/50	213,000	207,163
McDonald’s Corp.
3.300% 7/01/25	332,000	357,379
Starbucks Corp.
2.550% 11/15/30	63,000	64,642
4.450% 8/15/49	86,000	104,910
		1,357,046
Semiconductors — 0.5%
Lam Research Corp.
3.750% 3/15/26	321,000	355,951
Microchip Technology, Inc.
0.983% 9/01/24 (c)	49,000	48,933
Micron Technology, Inc.
4.185% 2/15/27	322,000	362,055
Skyworks Solutions, Inc.
1.800% 6/01/26	36,000	36,462
		803,401
Software — 0.2%
Electronic Arts, Inc.
2.950% 2/15/51	42,000	40,233
Microsoft Corp.
2.921% 3/17/52	80,000	82,973
Oracle Corp.
3.600% 4/01/40	197,000	203,891
		327,097

	Principal Amount	Value
Telecommunications — 0.3%
Verizon Communications, Inc.
3.550% 3/22/51	$47,000	$49,296
3.700% 3/22/61	47,000	49,479
3.875% 2/08/29	314,000	351,870
		450,645
Transportation — 0.2%
CSX Corp.
4.750% 11/15/48	18,000	23,186
Ryder System, Inc.
3.650% 3/18/24	338,000	360,513
		383,699

TOTAL CORPORATE DEBT (Cost $21,798,685)		22,010,221

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.1%
Commercial Mortgage-Backed Securities — 1.0%
BANK
Series 2019-BN17, Class B, 4.128% VRN 4/15/52 (f)	29,000	32,384
Series 2019-BN16, Class AS, 4.267% 2/15/52	31,333	35,612
Series 2019-BN16, Class B, 4.438% VRN 2/15/52 (f)	24,330	27,574
BBCMS Mortgage Trust, Series 2020-C7, Class AS
2.444% 4/15/53	57,000	57,401
Benchmark 2019-B14 Mortgage Trust, Class AS
3.352% 12/15/62	150,000	161,582
Benchmark 2019-B9 Mortgage Trust, Class AAB
3.933% 3/15/52	274,000	303,984
BX Commercial Mortgage Trust 2021-VOLT
Class A, 1 mo. USD LIBOR + 0.700% 0.800% FRN 9/15/36 (c)	115,000	115,072
Class C, 1 mo. USD LIBOR + 1.100% 1.200% FRN 9/15/36 (c)	100,000	100,062
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class C,
4.349% VRN 10/12/50 (f)	70,000	73,256
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class C,
4.725% VRN 10/10/47 (f)	100,000	104,358
GS Mortgage Securities Trust
Series 2020-GC45, Class A5, 2.911% 2/13/53	140,000	149,056

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2017-GS6, Class B, 3.869% 5/10/50	$79,000	$85,442
Life 2021-BMR Mortgage Trust
Class A, 1 mo. USD LIBOR + 0.700% 0.784% FRN 3/15/38 (c)	100,000	100,094
Class B, 1 mo. USD LIBOR + 0.880% 0.964% FRN 3/15/38 (c)	100,000	100,094
Morgan Stanley Capital I Trust, Series 2018-H3, Class B,
4.620% VRN 7/15/51 (f)	20,000	22,618
Wells Fargo Commercial Mortgage Trust
Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (f)	30,000	33,802
Series 2018-C45, Class B, 4.556% 6/16/51	10,000	11,108
		1,513,499
Other Asset-Backed Securities — 0.1%
AMSR Trust, Series 2021-SFR3, Class B
1.726% 10/17/38 (c)	130,000	129,332

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,610,511)		1,642,831

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES(g) — 8.0%
Pass-Through Securities — 8.0%
Federal Home Loan Mortgage Corp. Pool #SD8100 3.000% 10/01/50	402,549	421,106
Federal National Mortgage Association
Pool #CB1787 2.000% 10/01/51	537,000	538,634
Pool #CB1782 2.000% 10/01/51 (e)	808,000	810,459
Pool #MA4361 2.500% 6/01/36	383,724	400,415
Pool #BO7245 3.000% 1/01/50	383,273	401,121
Uniform Mortgage Backed Securities TBA
2.000% 4/01/36 (e)	3,500,000	3,603,086
2.000% 7/01/51 (e)	3,679,000	3,686,473
2.500% 7/01/51 (e)	2,200,000	2,267,203
		12,128,497
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $12,214,559)		12,128,497

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 18.9%
U.S. Treasury Bonds & Notes — 18.9%
U.S. Treasury Bond
1.750% 8/15/41	$695,200	$663,156
2.250% 8/15/49	873,900	903,497
2.375% 5/15/51	1,379,600	1,468,419
U.S. Treasury Note
0.125% 5/15/23	1,400,000	1,398,032
0.125% 8/31/23	5,500,600	5,485,781
0.250% 11/15/23	2,000,000	1,997,299
0.375% 9/15/24 (b)	4,028,400	4,010,776
0.375% 4/30/25	1,543,600	1,526,206
0.750% 8/31/26	2,438,500	2,411,466
1.125% 8/31/28	939,400	927,519
1.250% 8/15/31 (b)	1,808,000	1,762,518
1.500% 11/30/21	5,988,400	6,002,522

TOTAL U.S. TREASURY OBLIGATIONS (Cost $28,954,235)		28,557,191

TOTAL BONDS & NOTES (Cost $64,577,990)		64,338,740
	Number of Shares
MUTUAL FUNDS — 3.9%
Diversified Financial Services — 3.9%
State Street Navigator Securities Lending Government Money Market Portfolio (h)	5,867,244	5,867,244

TOTAL MUTUAL FUNDS (Cost $5,867,244)		5,867,244

TOTAL LONG-TERM INVESTMENTS (Cost $161,750,656)		167,354,030

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (i)	$476,938	$476,938
U.S. Treasury Bill — 0.0%
U.S. Treasury Bill
0.047% 2/17/22 (j) (k)	55,000	54,990

TOTAL SHORT-TERM INVESTMENTS (Cost $531,928)		531,928

TOTAL INVESTMENTS — 110.8% (Cost $162,282,584) (l)		167,885,958

Other Assets/(Liabilities) — (10.8)%		(16,417,900)

NET ASSETS — 100.0%		$151,468,058

Abbreviation Legend

FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $6,274,580 or 4.14% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $549,773 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $3,194,696 or 2.11% of net assets.

(d)	Security is perpetual and has no stated maturity date.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2021.

(g)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

Maturity value of $476,938. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $486,525.

(j)	The rate shown represents yield-to-maturity.
(k)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(l)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Short
U.S. Treasury Note 10 Year	12/21/21	12	$(1,600,850)	$21,537
U.S. Treasury Ultra 10 Year	12/21/21	9	(1,332,965)	25,715
U.S. Treasury Note 5 Year	12/31/21	8	(988,172)	6,234
				$53,486

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 97.7%
COMMON STOCK — 97.7%
Basic Materials — 1.5%
Chemicals — 0.3%
Axalta Coating Systems Ltd. (a)	9,830	$286,938
RPM International, Inc.	1,076	83,551
		370,489
Iron & Steel — 1.2%
Nucor Corp.	2,920	287,591
Steel Dynamics, Inc.	15,263	892,580
		1,180,171
		1,550,660
Communications — 4.4%
Advertising — 1.8%
Omnicom Group, Inc.	24,225	1,755,343
Internet — 1.5%
Alphabet, Inc. Class A (a)	318	850,179
Alphabet, Inc. Class C (a)	194	517,070
F5 Networks, Inc. (a)	510	101,378
GoDaddy, Inc. Class A (a)	984	68,585
		1,537,212
Media — 0.5%
ViacomCBS, Inc. Class B	11,347	448,320
Telecommunications — 0.6%
Lumen Technologies, Inc.	49,427	612,401
		4,353,276
Consumer, Cyclical — 5.8%
Auto Manufacturers — 0.1%
Ford Motor Co. (a)	4,240	60,038
Auto Parts & Equipment — 0.9%
BorgWarner, Inc.	12,893	557,107
Lear Corp.	2,107	329,703
		886,810
Home Builders — 1.0%
D.R. Horton, Inc.	8,387	704,256
NVR, Inc. (a)	45	215,734
Thor Industries, Inc.	915	112,325
		1,032,315
Leisure Time — 0.1%
Polaris, Inc.	1,089	130,310
Retail — 3.7%
McDonald’s Corp.	3,968	956,724
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	3,820	230,270
Qurate Retail, Inc. Class A	7,419	75,600
Walmart, Inc.	15,450	2,153,421

	Number of Shares	Value
Yum! Brands, Inc.	2,490	$304,552
		3,720,567
		5,830,040
Consumer, Non-cyclical — 30.9%
Agriculture — 3.2%
Altria Group, Inc.	42,185	1,920,261
Philip Morris International, Inc.	13,141	1,245,636
		3,165,897
Beverages — 1.7%
The Coca-Cola Co.	549	28,806
Keurig Dr Pepper, Inc.	17,040	582,086
Monster Beverage Corp. (a)	1,965	174,551
PepsiCo, Inc.	6,182	929,835
		1,715,278
Biotechnology — 0.5%
Regeneron Pharmaceuticals, Inc. (a)	854	516,824
Commercial Services — 3.3%
Driven Brands Holdings, Inc. (a)	2,398	69,278
Equifax, Inc.	2,899	734,665
Global Payments, Inc.	4,059	639,617
Rollins, Inc.	2,083	73,592
S&P Global, Inc.	3,015	1,281,043
Verisk Analytics, Inc.	2,421	484,854
		3,283,049
Cosmetics & Personal Care — 1.8%
The Procter & Gamble Co.	12,788	1,787,762
Food — 1.8%
Campbell Soup Co.	5,652	236,310
General Mills, Inc.	8,263	494,293
Kellogg Co.	4,656	297,612
Mondelez International, Inc. Class A	13,136	764,252
		1,792,467
Health Care – Products — 8.4%
Abbott Laboratories	12,461	1,472,018
Danaher Corp.	9,915	3,018,523
Hologic, Inc. (a)	15,558	1,148,336
PerkinElmer, Inc.	3,266	565,965
Quidel Corp. (a)	662	93,441
Thermo Fisher Scientific, Inc.	3,623	2,069,928
		8,368,211
Health Care – Services — 4.1%
Anthem, Inc.	1,384	515,955
Centene Corp. (a)	808	50,347
Laboratory Corp. of America Holdings (a)	2,271	639,150
Quest Diagnostics, Inc.	2,599	377,661

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
UnitedHealth Group, Inc.	6,450	$2,520,273
		4,103,386
Household Products & Wares — 0.8%
Kimberly-Clark Corp.	3,961	524,595
Reynolds Consumer Products, Inc.	9,421	257,570
		782,165
Pharmaceuticals — 5.3%
AmerisourceBergen Corp.	9,531	1,138,478
Bristol-Myers Squibb Co.	35,074	2,075,329
Herbalife Nutrition Ltd. (a)	1,984	84,082
Jazz Pharmaceuticals PLC (a)	3,157	411,073
Pfizer, Inc.	35,525	1,527,930
		5,236,892
		30,751,931
Energy — 3.2%
Oil & Gas — 3.2%
APA Corp.	10,367	222,165
Cimarex Energy Co.	2,482	216,430
Devon Energy Corp.	54,386	1,931,247
Marathon Oil Corp.	58,020	793,134
		3,162,976
		3,162,976
Financial — 27.4%
Banks — 6.4%
The Bank of New York Mellon Corp.	11,208	581,023
Citigroup, Inc.	28,105	1,972,409
JPMorgan Chase & Co.	17,537	2,870,631
KeyCorp.	39,659	857,428
US Bancorp	1,703	101,226
		6,382,717
Diversified Financial Services — 7.9%
Affiliated Managers Group, Inc.	1,329	200,799
American Express Co.	2,871	480,979
Ares Management Corp. Class A	3,412	251,908
BlackRock, Inc.	2,147	1,800,603
Capital One Financial Corp.	6,533	1,058,150
The Charles Schwab Corp.	6,591	480,088
Discover Financial Services	2,094	257,248
Intercontinental Exchange, Inc.	13,249	1,521,250
SLM Corp.	10,264	180,646
Synchrony Financial	8,898	434,934
T. Rowe Price Group, Inc.	4,653	915,245
Virtu Financial, Inc. Class A	10,453	255,367
		7,837,217
Insurance — 9.8%
Aflac, Inc.	19,766	1,030,402
The Allstate Corp.	4,443	565,638

	Number of Shares	Value
American International Group, Inc.	5,229	$287,020
Arthur J Gallagher & Co.	9,237	1,373,080
Athene Holding Ltd. Class A (a)	7,211	496,621
Brown & Brown, Inc.	14,754	818,109
Equitable Holdings, Inc.	14,672	434,878
Fidelity National Financial, Inc.	15,185	688,488
Lincoln National Corp.	3,113	214,019
Loews Corp.	10,283	554,562
Marsh & McLennan Cos., Inc.	8,616	1,304,721
MetLife, Inc.	14,930	921,629
The Progressive Corp.	5,154	465,870
Reinsurance Group of America, Inc.	3,205	356,588
Voya Financial, Inc.	3,807	233,712
		9,745,337
Real Estate — 1.2%
CBRE Group, Inc. Class A (a)	12,792	1,245,429
Real Estate Investment Trusts (REITS) — 1.8%
Healthcare Trust of America, Inc. Class A	18,422	546,397
Omega Healthcare Investors, Inc.	6,925	207,473
SBA Communications Corp.	437	144,459
Simon Property Group, Inc.	226	29,373
STORE Capital Corp.	3,091	99,005
VEREIT, Inc.	4,096	185,262
VICI Properties, Inc. (b)	8,135	231,115
Vornado Realty Trust	5,638	236,852
WP Carey, Inc.	2,115	154,480
		1,834,416
Savings & Loans — 0.3%
New York Community Bancorp, Inc.	20,558	264,582
		27,309,698
Industrial — 11.2%
Aerospace & Defense — 2.5%
General Dynamics Corp.	3,462	678,656
Raytheon Technologies Corp.	12,455	1,070,632
TransDigm Group, Inc. (a)	1,194	745,736
		2,495,024
Electrical Components & Equipment — 2.1%
Emerson Electric Co.	21,738	2,047,720
Electronics — 0.6%
Arrow Electronics, Inc. (a)	5,035	565,380
Engineering & Construction — 0.2%
frontdoor, Inc. (a)	3,532	147,991
Hand & Machine Tools — 1.0%
Stanley Black & Decker, Inc.	5,936	1,040,640
Machinery – Diversified — 2.3%
Colfax Corp. (a)	640	29,376

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Dover Corp.	3,178	$494,179
Ingersoll Rand, Inc. (a)	20,271	1,021,861
Westinghouse Air Brake Technologies Corp.	9,156	789,339
		2,334,755
Miscellaneous - Manufacturing — 1.1%
3M Co.	4,701	824,649
Illinois Tool Works, Inc.	1,341	277,091
		1,101,740
Transportation — 1.4%
C.H. Robinson Worldwide, Inc.	5,278	459,186
Expeditors International of Washington, Inc.	3,978	473,899
Knight-Swift Transportation Holdings, Inc.	6,177	315,954
Ryder System, Inc.	1,789	147,968
		1,397,007
		11,130,257
Technology — 11.9%
Computers — 4.2%
Accenture PLC Class A	4,783	1,530,177
Dell Technologies C (a)	7,923	824,309
International Business Machines Corp.	6,118	849,974
Leidos Holdings, Inc.	1,207	116,029
McAfee Corp. Class A (b)	1,048	23,171
Science Applications International Corp.	9,454	808,884
		4,152,544
Semiconductors — 3.1%
Micron Technology, Inc.	4,528	321,397
Skyworks Solutions, Inc.	5,623	926,558
Texas Instruments, Inc.	9,536	1,832,915
		3,080,870
Software — 4.6%
Activision Blizzard, Inc.	5,103	394,921
Fidelity National Information Services, Inc.	13,510	1,643,897
Fiserv, Inc. (a)	14,432	1,565,872
Jamf Holding Corp. (a)	5,571	214,595
N-Able, Inc. (a) (b)	13,759	170,749
Oracle Corp.	4,335	377,709
SolarWinds Corp. (b)	13,634	228,097
		4,595,840
		11,829,254
Utilities — 1.4%
Electric — 0.7%
NRG Energy, Inc.	18,049	736,941

	Number of Shares	Value
Gas — 0.7%
National Fuel Gas Co.	12,220	$641,794
		1,378,735

TOTAL COMMON STOCK (Cost $89,173,256)		97,296,827

TOTAL EQUITIES (Cost $89,173,256)		97,296,827

MUTUAL FUNDS — 1.5%
Diversified Financial Services — 1.5%
iShares Russell 1000 Value ETF	8,779	1,374,001
State Street Navigator Securities Lending Government Money Market Portfolio (c)	93,155	93,155
		1,467,156

TOTAL MUTUAL FUNDS (Cost $1,509,280)		1,467,156

TOTAL LONG-TERM INVESTMENTS (Cost $90,682,536)		98,763,983
	Principal Amount
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (d)	$658,322	658,322

TOTAL SHORT-TERM INVESTMENTS (Cost $658,322)		658,322

TOTAL INVESTMENTS — 99.8% (Cost $91,340,858) (e)		99,422,305

Other Assets/(Liabilities) — 0.2%		150,229

NET ASSETS — 100.0%		$99,572,534

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $604,226 or 0.61% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $524,041 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $658,322. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $671,582.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Main Street Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 99.1%
COMMON STOCK — 99.1%
Basic Materials — 0.7%
Chemicals — 0.7%
Valvoline, Inc.	27,229	$849,000
Communications — 17.8%
Internet — 12.9%
Airbnb, Inc. Class A (a)	9,663	1,620,967
Amazon.com, Inc. (a)	2,091	6,869,019
Facebook, Inc. Class A (a)	13,310	4,517,281
Netflix, Inc. (a)	3,047	1,859,706
Snap, Inc. Class A (a)	8,151	602,114
		15,469,087
Media — 1.7%
Comcast Corp. Class A	36,283	2,029,308
Telecommunications — 3.2%
Motorola Solutions, Inc.	7,743	1,798,854
Verizon Communications, Inc.	37,971	2,050,814
		3,849,668
		21,348,063
Consumer, Cyclical — 7.9%
Airlines — 0.4%
Southwest Airlines Co. (a)	10,189	524,020
Auto Manufacturers — 1.3%
General Motors Co. (a)	28,235	1,488,267
Entertainment — 0.3%
Warner Music Group Corp. Class A	9,227	394,362
Home Builders — 0.8%
D.R. Horton, Inc.	11,565	971,113
Retail — 5.1%
CarMax, Inc. (a)	9,446	1,208,710
The Home Depot, Inc.	6,469	2,123,514
O’Reilly Automotive, Inc. (a)	1,962	1,198,900
Target Corp.	6,709	1,534,818
		6,065,942
		9,443,704
Consumer, Non-cyclical — 20.0%
Agriculture — 0.2%
Philip Morris International, Inc.	2,419	229,297
Beverages — 1.4%
Constellation Brands, Inc. Class A	7,804	1,644,225
Biotechnology — 0.9%
Seagen, Inc. (a)	6,508	1,105,058
Commercial Services — 0.5%
TransUnion	5,238	588,280

	Number of Shares	Value
Cosmetics & Personal Care — 2.1%
The Procter & Gamble Co.	17,667	$2,469,847
Food — 2.1%
Mondelez International, Inc. Class A	22,438	1,305,443
Sysco Corp.	15,731	1,234,883
		2,540,326
Health Care – Products — 1.8%
Avantor, Inc. (a)	23,007	940,986
The Cooper Cos., Inc.	2,988	1,234,970
		2,175,956
Health Care – Services — 5.7%
HCA Healthcare, Inc.	12,606	3,059,728
Tenet Healthcare Corp. (a)	8,415	559,093
UnitedHealth Group, Inc.	8,347	3,261,507
		6,880,328
Pharmaceuticals — 5.3%
AstraZeneca PLC Sponsored ADR	33,352	2,003,121
Bayer AG Registered	6,807	371,267
CVS Health Corp.	26,974	2,289,014
Eli Lilly & Co.	7,165	1,655,473
		6,318,875
		23,952,192
Energy — 2.2%
Oil & Gas — 1.6%
Exxon Mobil Corp.	13,674	804,305
Valero Energy Corp.	16,711	1,179,295
		1,983,600
Pipelines — 0.6%
Magellan Midstream Partners LP (b)	15,148	690,446
		2,674,046
Financial — 14.8%
Banks — 6.1%
CIT Group, Inc.	13,652	709,222
First Citizens BancShares, Inc. Class A	565	476,391
JP Morgan Chase & Co.	28,257	4,625,388
Signature Bank	2,449	666,814
SVB Financial Group (a)	1,347	871,347
		7,349,162
Diversified Financial Services — 3.4%
Intercontinental Exchange, Inc.	17,244	1,979,956
Mastercard, Inc. Class A	3,785	1,315,969
Rocket Cos., Inc. Class A (c)	46,671	748,603
		4,044,528
Insurance — 2.9%
The Allstate Corp.	9,540	1,214,537

The accompanying notes are an integral part of the financial statements.

MassMutual Main Street Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Equitable Holdings, Inc.	77,129	$2,286,104
		3,500,641
Real Estate Investment Trusts (REITS) — 2.4%
Prologis, Inc.	23,324	2,925,529
		17,819,860
Industrial — 11.1%
Aerospace & Defense — 1.8%
Raytheon Technologies Corp.	25,342	2,178,398
Building Materials — 1.1%
Vulcan Materials Co.	8,009	1,354,802
Electronics — 0.5%
Hubbell, Inc.	3,244	586,094
Environmental Controls — 0.8%
Waste Connections, Inc.	7,315	921,178
Machinery – Construction & Mining — 1.4%
Caterpillar, Inc.	8,484	1,628,674
Machinery – Diversified — 2.1%
Otis Worldwide Corp.	21,678	1,783,666
Rockwell Automation, Inc.	2,710	796,848
		2,580,514
Transportation — 3.4%
Union Pacific Corp.	4,934	967,113
United Parcel Service, Inc. Class B	16,965	3,089,327
		4,056,440
		13,306,100
Technology — 23.2%
Computers — 3.6%
Accenture PLC Class A	5,339	1,708,053
Amdocs Ltd.	6,173	467,358
Apple, Inc.	15,105	2,137,357
		4,312,768
Semiconductors — 5.2%
Advanced Micro Devices, Inc. (a)	12,513	1,287,588
Applied Materials, Inc.	16,803	2,163,050
QUALCOMM, Inc.	21,223	2,737,342
		6,187,980
Software — 14.4%
Fiserv, Inc. (a)	17,474	1,895,929
Manhattan Associates, Inc. (a)	2,123	324,883
Microsoft Corp.	26,105	7,359,521
salesforce.com, Inc. (a)	12,840	3,482,465
ServiceNow, Inc. (a)	1,166	725,567
Snowflake, Inc. Class A (a)	2,154	651,434
VMware, Inc. Class A (a) (c)	7,587	1,128,187
Workday, Inc. Class A (a)	5,040	1,259,446

	Number of Shares	Value
Zynga, Inc. Class A (a)	67,170	$505,790
		17,333,222
		27,833,970
Utilities — 1.4%
Electric — 1.4%
FirstEnergy Corp.	47,155	1,679,661

TOTAL COMMON STOCK (Cost $88,419,843)		118,906,596

TOTAL EQUITIES (Cost $88,419,843)		118,906,596

MUTUAL FUNDS — 0.2%
Diversified Financial Services — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	275,897	275,897

TOTAL MUTUAL FUNDS (Cost $275,897)		275,897

TOTAL LONG-TERM INVESTMENTS (Cost $88,695,740)		119,182,493
	Principal Amount
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (e)	$1,014,482	1,014,482

TOTAL SHORT-TERM INVESTMENTS (Cost $1,014,482)		1,014,482

TOTAL INVESTMENTS — 100.2% (Cost $89,710,222) (f)		120,196,975

Other Assets/(Liabilities) — (0.2)%		(186,662)

NET ASSETS — 100.0%		$120,010,313

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual Main Street Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $1,880,218 or 1.57% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,645,146 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $1,014,482. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $1,034,832.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 99.4%
COMMON STOCK — 99.4%
Basic Materials — 0.5%
Chemicals — 0.2%
LyondellBasell Industries NV Class A	3,135	$294,219
Olin Corp.	3,567	172,108
		466,327
Iron & Steel — 0.3%
Steel Dynamics, Inc.	11,404	666,906
		1,133,233
Communications — 22.9%
Advertising — 0.6%
The Trade Desk, Inc. Class A (a)	20,761	1,459,498
Internet — 21.6%
Alphabet, Inc. Class A (a)	3,078	8,229,094
Alphabet, Inc. Class C (a)	2,401	6,399,409
Amazon.com, Inc. (a)	5,087	16,710,998
CDW Corp./DE	23,775	4,327,526
eBay, Inc.	3,198	222,805
Etsy, Inc. (a)	5,231	1,087,839
Facebook, Inc. Class A (a)	32,406	10,998,272
GoDaddy, Inc. Class A (a)	275	19,168
Match Group, Inc. (a)	11,881	1,865,198
Netflix, Inc. (a)	5,305	3,237,854
		53,098,163
Media — 0.6%
Charter Communications, Inc. Class A (a)	1,383	1,006,216
Nexstar Media Group, Inc. Class A	3,639	552,982
		1,559,198
Telecommunications — 0.1%
CommScope Holding Co., Inc. (a)	21,248	288,760
		56,405,619
Consumer, Cyclical — 8.0%
Apparel — 1.3%
Hanesbrands, Inc.	27,037	463,955
NIKE, Inc. Class B	18,597	2,700,842
		3,164,797
Auto Parts & Equipment — 0.3%
Allison Transmission Holdings, Inc.	21,181	748,113
Home Builders — 1.8%
D.R. Horton, Inc.	19,431	1,631,621
NVR, Inc. (a)	154	738,289
PulteGroup, Inc.	11,047	507,278
Thor Industries, Inc.	11,983	1,471,033
		4,348,221

	Number of Shares	Value
Home Furnishing — 0.5%
Tempur Sealy International, Inc.	24,999	$1,160,203
Leisure Time — 0.4%
Brunswick Corp.	1,799	171,391
Polaris, Inc.	1,988	237,884
YETI Holdings, Inc. (a)	8,313	712,341
		1,121,616
Retail — 3.7%
AutoZone, Inc. (a)	846	1,436,500
Bath & Body Works, Inc.	8,142	513,190
Best Buy Co., Inc.	3,616	382,247
Costco Wholesale Corp.	4,406	1,979,836
Lowe’s Cos., Inc.	11,053	2,242,212
Lululemon Athletica, Inc. (a)	4,264	1,725,641
McDonald’s Corp.	2,783	671,009
Williams-Sonoma, Inc.	1,301	230,706
		9,181,341
		19,724,291
Consumer, Non-cyclical — 19.0%
Agriculture — 1.5%
Altria Group, Inc.	82,198	3,741,653
Beverages — 1.3%
The Coca-Cola Co.	2,147	112,653
Monster Beverage Corp. (a)	33,996	3,019,865
		3,132,518
Biotechnology — 2.4%
Maravai LifeSciences Holdings, Inc. Class A (a)	7,373	361,867
Moderna, Inc. (a)	7,151	2,752,134
Novavax, Inc. (a)	2,002	415,035
Regeneron Pharmaceuticals, Inc. (a)	2,447	1,480,875
Vertex Pharmaceuticals, Inc. (a)	5,600	1,015,784
		6,025,695
Commercial Services — 6.3%
Automatic Data Processing, Inc.	531	106,158
Equifax, Inc.	1,718	435,376
Gartner, Inc. (a)	8,215	2,496,374
H&R Block, Inc.	10,552	263,800
MarketAxess Holdings, Inc.	689	289,855
Moody’s Corp.	3,082	1,094,449
PayPal Holdings, Inc. (a)	14,983	3,898,726
S&P Global, Inc.	9,189	3,904,314
Shift4 Payments, Inc. Class A (a)	2,632	204,033
Square, Inc. Class A (a)	3,366	807,302
TransUnion	3,339	375,003
United Rentals, Inc. (a)	2,008	704,667

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Verisk Analytics, Inc.	4,037	$808,490
		15,388,547
Cosmetics & Personal Care — 0.3%
The Estee Lauder Cos., Inc. Class A	2,483	744,726
Health Care – Products — 3.6%
Align Technology, Inc. (a)	2,515	1,673,556
Avantor, Inc. (a)	22,519	921,027
Intuitive Surgical, Inc. (a)	2,120	2,107,598
Thermo Fisher Scientific, Inc.	7,323	4,183,850
		8,886,031
Health Care – Services — 2.4%
Syneos Health, Inc. (a)	4,785	418,592
UnitedHealth Group, Inc.	13,928	5,442,226
		5,860,818
Pharmaceuticals — 1.2%
AbbVie, Inc.	28,177	3,039,453
		46,819,441
Energy — 0.5%
Energy – Alternate Sources — 0.3%
Enphase Energy, Inc. (a)	4,824	723,455
Oil & Gas — 0.2%
Texas Pacific Land Corp.	429	518,816
		1,242,271
Financial — 10.4%
Diversified Financial Services — 8.0%
Ares Management Corp. Class A	23,298	1,720,091
Discover Financial Services	5,306	651,842
Mastercard, Inc. Class A	18,735	6,513,785
Rocket Cos., Inc. Class A	56,399	904,640
T. Rowe Price Group, Inc.	5,280	1,038,576
Visa, Inc. Class A	40,501	9,021,598
		19,850,532
Insurance — 1.5%
Brown & Brown, Inc.	52,679	2,921,050
Lincoln National Corp.	9,988	686,675
		3,607,725
Private Equity — 0.4%
The Blackstone, Inc.	8,552	994,940
Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	1,855	180,603
Real Estate Investment Trusts (REITS) — 0.4%
Simon Property Group, Inc.	7,708	1,001,809
		25,635,609
Industrial — 3.9%
Aerospace & Defense — 0.6%
Lockheed Martin Corp.	512	176,691

	Number of Shares	Value
TransDigm Group, Inc. (a)	2,187	$1,365,935
		1,542,626
Building Materials — 0.3%
Louisiana-Pacific Corp.	10,656	653,959
Electrical Components & Equipment — 0.8%
Generac Holdings, Inc. (a)	4,531	1,851,684
Electronics — 0.8%
Amphenol Corp. Class A	28,192	2,064,500
Engineering & Construction — 0.2%
frontdoor, Inc. (a)	11,546	483,777
Machinery – Diversified — 0.4%
Graco, Inc.	7,348	514,140
Nordson Corp.	1,862	443,435
		957,575
Miscellaneous - Manufacturing — 0.1%
Illinois Tool Works, Inc.	1,598	330,195
Transportation — 0.7%
Expeditors International of Washington, Inc.	7,246	863,216
Landstar System, Inc.	5,193	819,559
		1,682,775
		9,567,091
Technology — 34.2%
Computers — 6.5%
Accenture PLC Class A	10,050	3,215,196
Apple, Inc.	84,152	11,907,508
EPAM Systems, Inc. (a)	636	362,825
HP, Inc.	6,693	183,120
McAfee Corp. Class A (b)	16,141	356,878
		16,025,527
Office & Business Equipment — 0.3%
Zebra Technologies Corp. Class A (a)	1,590	819,518
Semiconductors — 8.1%
Advanced Micro Devices, Inc. (a)	22,748	2,340,769
Applied Materials, Inc.	15,098	1,943,565
KLA Corp.	5,805	1,941,831
Lam Research Corp.	2,797	1,591,913
Micron Technology, Inc.	10,833	768,926
NVIDIA Corp.	44,315	9,180,295
QUALCOMM, Inc.	16,120	2,079,158
		19,846,457
Software — 19.3%
Adobe, Inc. (a)	16,996	9,784,937
Aspen Technology, Inc. (a)	5,169	634,753
Datadog, Inc. Class A (a)	3,109	439,457
Dynatrace, Inc. (a)	12,418	881,306
Fiserv, Inc. (a)	17,120	1,857,520

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Intuit, Inc.	5,838	$3,149,659
Jamf Holding Corp. (a)	9,741	375,223
Microsoft Corp.	91,588	25,820,489
Paycom Software, Inc. (a)	1,774	879,461
salesforce.com, Inc. (a)	6,392	1,733,639
Tyler Technologies, Inc. (a)	1,598	732,923
Zoom Video Communications, Inc. Class A (a)	5,044	1,319,006
		47,608,373
		84,299,875

TOTAL COMMON STOCK (Cost $191,925,144)		244,827,430

TOTAL EQUITIES (Cost $191,925,144)		244,827,430

MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
iShares Russell 1000 Growth Index Fund	2,291	627,825

TOTAL MUTUAL FUNDS (Cost $667,159)		627,825

TOTAL LONG-TERM INVESTMENTS (Cost $192,592,303)		245,455,255
	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (c)	$813,083	813,083

TOTAL SHORT-TERM INVESTMENTS (Cost $813,083)		813,083

TOTAL INVESTMENTS — 100.0% (Cost $193,405,386) (d)		246,268,338

Other Assets/(Liabilities) — (0.0)%		(13,585)

NET ASSETS — 100.0%		$246,254,753

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $356,172 or 0.14% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $363,416 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $813,083. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $829,374.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 98.9%
COMMON STOCK — 98.9%
Basic Materials — 3.9%
Chemicals — 1.6%
Amyris, Inc. (a) (b)	130,628	$1,793,523
Diversey Holdings Ltd. (a)	121,484	1,948,603
NewMarket Corp.	5,755	1,949,621
		5,691,747
Mining — 2.3%
Compass Minerals International, Inc.	58,407	3,761,411
Kaiser Aluminum Corp.	38,297	4,172,841
		7,934,252
		13,625,999
Communications — 3.2%
Internet — 2.4%
Overstock.com, Inc. (a)	58,392	4,549,904
Q2 Holdings, Inc. (a)	49,034	3,929,585
		8,479,489
Telecommunications — 0.8%
EchoStar Corp. Class A (a)	117,004	2,984,772
		11,464,261
Consumer, Cyclical — 11.7%
Airlines — 0.4%
Spirit Airlines, Inc. (a)	62,337	1,617,022
Apparel — 0.5%
Carter’s, Inc.	18,892	1,837,058
Auto Parts & Equipment — 2.6%
Allison Transmission Holdings, Inc.	46,093	1,628,005
Dorman Products, Inc. (a)	42,045	3,980,400
Visteon Corp. (a)	38,454	3,629,673
		9,238,078
Entertainment — 0.7%
Cedar Fair LP (a) (c)	51,632	2,394,692
Retail — 7.5%
AutoNation, Inc. (a)	58,928	7,175,073
BJ’s Wholesale Club Holdings, Inc. (a)	79,869	4,386,406
Denny’s Corp. (a)	222,212	3,630,944
Jack in the Box, Inc.	40,731	3,964,348
Suburban Propane Partners LP (c)	241,973	3,714,286
Texas Roadhouse, Inc.	38,722	3,536,480
		26,407,537
		41,494,387
Consumer, Non-cyclical — 25.4%
Biotechnology — 2.6%
ADC Therapeutics SA (a)	25,980	705,617

	Number of Shares	Value
Avid Bioservices, Inc. (a)	95,446	$2,058,770
NeoGenomics, Inc. (a)	77,022	3,715,541
Twist Bioscience Corp. (a)	24,888	2,662,270
		9,142,198
Commercial Services — 6.4%
ASGN, Inc. (a)	67,460	7,632,424
Korn Ferry	102,026	7,382,601
Monro, Inc.	83,045	4,775,918
Paya Holdings, Inc. Class A (a)	273,486	2,972,793
		22,763,736
Cosmetics & Personal Care — 0.5%
The Honest Co., Inc. (a) (b)	175,060	1,817,123
Food — 2.5%
BellRing Brands, Inc. Class A (a)	114,394	3,517,616
The Simply Good Foods Co. (a)	157,650	5,437,348
		8,954,964
Health Care – Products — 6.0%
Adaptive Biotechnologies Corp. (a)	58,737	1,996,471
AtriCure, Inc. (a)	62,135	4,321,489
BioLife Solutions, Inc. (a)	47,666	2,017,225
Inspire Medical Systems, Inc. (a)	27,592	6,425,625
Repligen Corp. (a)	10,283	2,971,684
Tandem Diabetes Care, Inc. (a)	29,933	3,573,402
		21,305,896
Health Care – Services — 5.0%
Acadia Healthcare Co., Inc. (a)	28,095	1,791,899
Addus HomeCare Corp. (a)	43,279	3,451,501
LHC Group, Inc. (a)	27,323	4,287,252
Ortho Clinical Diagnostics Holdings PLC Class H (a)	113,494	2,097,369
Tenet Healthcare Corp. (a)	93,271	6,196,925
		17,824,946
Household Products & Wares — 0.8%
ACCO Brands Corp.	309,973	2,662,668
Pharmaceuticals — 1.6%
Collegium Pharmaceutical, Inc. (a)	82,470	1,627,958
Heska Corp. (a)	14,929	3,859,743
		5,487,701
		89,959,232
Energy — 2.2%
Oil & Gas — 1.7%
Chesapeake Energy Corp.	50,046	3,082,333
CNX Resources Corp. (a)	234,658	2,961,384
		6,043,717
Oil & Gas Services — 0.5%
Nov, Inc. (a)	135,170	1,772,079
		7,815,796

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 19.6%
Banks — 4.9%
The Bank of NT Butterfield & Son Ltd.	93,605	$3,323,914
BankUnited, Inc.	99,579	4,164,394
Cathay General Bancorp	83,362	3,450,353
FB Financial Corp.	45,391	1,946,366
Heritage Financial Corp.	98,379	2,508,664
Silvergate Capital Corp. Class A (a)	16,230	1,874,565
		17,268,256
Diversified Financial Services — 4.1%
Federated Hermes, Inc.	97,261	3,160,982
Focus Financial Partners, Inc. Class A (a)	98,821	5,175,256
Stifel Financial Corp.	90,547	6,153,574
		14,489,812
Real Estate Investment Trusts (REITS) — 4.4%
DiamondRock Hospitality Co. (a)	329,895	3,117,508
EPR Properties	55,046	2,718,172
Four Corners Property Trust, Inc.	173,634	4,663,809
National Storage Affiliates Trust	95,680	5,050,947
		15,550,436
Savings & Loans — 6.2%
Berkshire Hills Bancorp, Inc.	83,904	2,263,730
OceanFirst Financial Corp.	121,202	2,594,935
Pacific Premier Bancorp, Inc.	103,657	4,295,546
Sterling Bancorp	241,125	6,018,480
WSFS Financial Corp.	133,983	6,874,668
		22,047,359
		69,355,863
Industrial — 14.8%
Building Materials — 4.7%
Masonite International Corp. (a)	34,260	3,636,014
Summit Materials, Inc. Class A (a)	141,472	4,522,860
Zurn Water Solutions Corp.	131,407	8,448,156
		16,607,030
Electrical Components & Equipment — 1.5%
Energizer Holdings, Inc.	70,440	2,750,682
EnerSys	35,526	2,644,555
		5,395,237
Electronics — 1.3%
Atkore ,Inc. (a)	51,498	4,476,206
Engineering & Construction — 1.9%
Comfort Systems USA, Inc.	30,177	2,152,224
TopBuild Corp. (a)	21,898	4,484,929
		6,637,153

	Number of Shares	Value
Machinery – Diversified — 0.9%
Curtiss-Wright Corp.	25,772	$3,251,911
Metal Fabricate & Hardware — 0.8%
Valmont Industries, Inc.	12,073	2,838,604
Miscellaneous - Manufacturing — 1.1%
EnPro Industries, Inc.	46,347	4,037,751
Packaging & Containers — 0.7%
Silgan Holdings, Inc.	62,834	2,410,312
Transportation — 1.9%
CryoPort, Inc. (a) (b)	63,329	4,212,012
Hub Group, Inc. Class A (a)	33,607	2,310,481
		6,522,493
		52,176,697
Technology — 13.5%
Computers — 2.6%
CACI International, Inc. Class A (a)	17,472	4,579,411
KBR, Inc.	121,265	4,777,841
		9,357,252
Semiconductors — 4.9%
Allegro MicroSystems, Inc. (a)	73,448	2,347,398
Brooks Automation, Inc.	65,083	6,661,245
MKS Instruments, Inc.	24,959	3,766,563
Semtech Corp. (a)	59,264	4,620,814
		17,396,020
Software — 6.0%
1Life Healthcare, Inc. (a)	74,787	1,514,437
Bottomline Technologies de, Inc. (a)	91,704	3,602,133
Envestnet, Inc. (a)	28,536	2,289,729
Everbridge, Inc. (a)	12,401	1,873,047
j2 Global, Inc. (a)	61,856	8,450,767
Olo, Inc. Class A (a)	49,337	1,481,590
Paycor HCM, Inc. (a)	55,041	1,935,241
		21,146,944
		47,900,216
Utilities — 4.6%
Electric — 2.9%
Avista Corp.	111,092	4,345,919
Evoqua Water Technologies Corp. (a)	153,659	5,771,432
		10,117,351
Gas — 1.7%
National Fuel Gas Co.	78,961	4,147,032

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Northwest Natural Holding Co.	42,652	$1,961,565
		6,108,597
		16,225,948

TOTAL COMMON STOCK (Cost $273,299,426)		350,018,399

TOTAL EQUITIES (Cost $273,299,426)		350,018,399

MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	70,337	70,337

TOTAL MUTUAL FUNDS (Cost $70,337)		70,337

TOTAL LONG-TERM INVESTMENTS (Cost $273,369,763)		350,088,736
	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (e)	$3,809,076	3,809,076

TOTAL SHORT-TERM INVESTMENTS (Cost $3,809,076)		3,809,076

TOTAL INVESTMENTS — 100.0% (Cost $277,178,839) (f)		353,897,812

Other Assets/(Liabilities) — (0.0)%		(129,479)

NET ASSETS — 100.0%		$353,768,333

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $6,236,268 or 1.76% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $6,341,764 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $3,809,076. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $3,885,334.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Global Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 99.9%
COMMON STOCK — 99.9%
Cayman Islands — 5.3%
Farfetch Ltd. Class A (a)	101,794	$3,815,239
JD.com, Inc. ADR (a)	175,989	12,713,445
Meituan Class B (a) (b)	38,400	1,199,105
StoneCo Ltd. Class A (a)	52,440	1,820,717
		19,548,506
Denmark — 0.3%
Ambu A/S Class B	32,254	952,723
France — 7.5%
Dassault Systemes SE	24,716	1,295,779
Kering SA	13,419	9,543,941
LVMH Moet Hennessy Louis Vuitton SE	23,860	17,061,428
		27,901,148
Germany — 2.4%
SAP SE	66,660	9,030,673
India — 4.6%
DLF Ltd.	1,950,162	10,799,004
ICICI Bank Ltd. Sponsored ADR	329,979	6,226,704
		17,025,708
Italy — 0.3%
Brunello Cucinelli SpA (a)	21,429	1,175,350
Japan — 12.8%
Capcom Co. Ltd.	18,300	508,291
FANUC Corp.	12,000	2,626,963
Keyence Corp.	18,200	10,905,169
Murata Manufacturing Co. Ltd.	120,030	10,684,448
Nidec Corp.	105,900	11,748,040
Omron Corp.	62,300	6,175,019
TDK Corp.	132,000	4,768,792
		47,416,722
Netherlands — 4.0%
Airbus SE (a)	86,734	11,387,751
ASML Holding NV	3,522	2,598,082
uniQure NV (a)	28,603	915,582
		14,901,415
Spain — 0.6%
Industria de Diseno Textil SA	60,634	2,206,018
Sweden — 3.2%
Assa Abloy AB Class B	177,443	5,144,997
Atlas Copco AB Class A	110,845	6,723,892
		11,868,889
Switzerland — 1.1%
Lonza Group AG Registered	2,704	2,025,812

	Number of Shares	Value
Zur Rose Group AG (a) (c)	4,791	$1,901,415
		3,927,227
United Kingdom — 1.1%
Prudential PLC	214,166	4,157,533
United States — 56.7%
Adobe, Inc. (a)	28,743	16,547,920
Agilent Technologies, Inc.	51,464	8,107,124
Alphabet, Inc. Class A (a)	14,545	38,886,348
Amazon.com, Inc. (a)	1,017	3,340,886
Analog Devices, Inc.	72,748	12,183,835
Avantor, Inc. (a)	162,828	6,659,665
Boston Scientific Corp. (a)	46,443	2,015,162
Castle Biosciences, Inc. (a)	11,276	749,854
Charles River Laboratories International, Inc. (a)	5,225	2,156,201
Danaher Corp.	3,815	1,161,439
Dun & Bradstreet Holdings, Inc. (a)	27,803	467,368
Equifax, Inc.	29,046	7,360,837
Facebook, Inc. Class A (a)	56,832	19,288,212
Fidelity National Information Services, Inc.	32,411	3,943,770
Illumina, Inc. (a)	6,200	2,514,782
Intuit, Inc.	38,388	20,710,710
Intuitive Surgical, Inc. (a)	1,861	1,850,113
IQVIA Holdings, Inc. (a)	9,879	2,366,416
Marriott International, Inc. Class A (a)	3,468	513,576
Microsoft Corp.	13,559	3,822,553
Natera, Inc. (a)	10,130	1,128,887
NVIDIA Corp.	5,310	1,100,020
Omnicell, Inc. (a)	6,153	913,290
PayPal Holdings, Inc. (a)	35,939	9,351,687
Pegasystems, Inc.	16,377	2,081,517
Phathom Pharmaceuticals, Inc. (a) (c)	31,140	999,594
Qualtrics International Inc (a)	21,488	918,397
S&P Global, Inc.	42,122	17,897,217
Splunk, Inc. (a)	8,111	1,173,743
United Parcel Service, Inc. Class B	40,347	7,347,189
Veracyte, Inc. (a)	45,943	2,134,052
Visa, Inc. Class A	18,595	4,142,036
The Walt Disney Co. (a)	40,121	6,787,270
		210,621,670

TOTAL COMMON STOCK (Cost $157,776,228)		370,733,582

The accompanying notes are an integral part of the financial statements.

MassMutual Global Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.0%
India — 0.0%
Zee Entertainment Enterprises Ltd.
6.000%	573,050	$15,826

TOTAL PREFERRED STOCK (Cost $22,480)		15,826

TOTAL EQUITIES (Cost $157,798,708)		370,749,408

MUTUAL FUNDS — 0.5%
United States — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	1,977,065	1,977,065

TOTAL MUTUAL FUNDS (Cost $1,977,065)		1,977,065

TOTAL LONG-TERM INVESTMENTS (Cost $159,775,773)		372,726,473
	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (e)	$521,620	521,620

TOTAL SHORT-TERM INVESTMENTS (Cost $521,620)		521,620

TOTAL INVESTMENTS — 100.5% (Cost $160,297,393) (f)		373,248,093

Other Assets/(Liabilities) — (0.5)%		(2,029,454)

NET ASSETS — 100.0%		$371,218,639

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $1,199,105 or 0.32% of net assets.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $2,426,606 or 0.65% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $554,758 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $521,620. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $532,147.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Communications	23.2%
Industrial	23.1%
Technology	20.5%
Consumer, Non-cyclical	17.6%
Consumer, Cyclical	8.7%
Financial	6.8%
Mutual Funds	0.5%
Total Long-Term Investments	100.4%
Short-Term Investments and Other Assets and Liabilities	(0.4)%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 96.3%
COMMON STOCK — 96.3%
Australia — 0.7%
Lendlease Corp Ltd.	29,900	$232,090
Macquarie Group Ltd.	4,200	551,051
Santos Ltd.	70,100	361,420
		1,144,561
Austria — 0.1%
ams AG (a)	6,966	127,178
Belgium — 0.7%
Anheuser-Busch InBev SA	7,100	400,994
Groupe Bruxelles Lambert SA	2,600	285,841
KBC Group NV	4,700	421,944
		1,108,779
Canada — 5.5%
The Bank of Nova Scotia	35,047	2,157,164
Canadian National Railway Co.	31,246	3,620,944
Intact Financial Corp.	24,978	3,302,792
		9,080,900
Cayman Islands — 0.6%
CK Asset Holdings Ltd.	59,500	341,958
CK Hutchison Holdings Ltd.	83,700	555,041
		896,999
Denmark — 0.2%
AP Moller - Maersk A/S Class B	90	243,447
Finland — 0.2%
Nokia OYJ (a)	71,100	391,151
France — 10.7%
Amundi SA (b)	1,892	159,547
AXA SA	88,345	2,457,757
Capgemini SE	12,885	2,679,695
Dassault Aviation SA	1,600	179,512
Engie SA	54,600	716,598
LVMH Moet Hennessy Louis Vuitton SE	1,614	1,154,113
Rexel SA	12,500	240,526
Sanofi	6,300	606,467
Schneider Electric SE	15,845	2,634,392
TotalEnergies SE (c)	43,194	2,069,817
Ubisoft Entertainment SA (a)	3,600	215,933
Veolia Environnement SA	19,400	593,692
Vinci SA	37,593	3,894,029
		17,602,078
Germany — 4.6%
Allianz SE Registered	1,560	351,848
BASF SE	7,600	579,065
Bayer AG Registered	2,400	130,900

	Number of Shares	Value
Deutsche Boerse AG	3,080	$501,382
Deutsche Post AG Registered	7,700	485,304
Fresenius SE & Co. KGaA	11,800	567,336
HeidelbergCement AG	7,400	554,990
Infineon Technologies AG	11,500	472,755
Merck KGaA	9,158	1,991,489
SAP SE	4,700	636,726
Siemens AG Registered	4,660	765,996
Siemens Energy AG (a)	13,934	374,439
Talanx AG (a)	4,100	175,539
		7,587,769
Hong Kong — 2.7%
AIA Group Ltd.	387,663	4,463,606
Ireland — 3.8%
AIB Group PLC (a)	98,000	264,266
DCC PLC	5,400	446,953
Linde PLC (a)	15,613	4,642,219
Linde PLC	670	196,564
Ryanair Holdings PLC Sponsored ADR (a)	600	66,036
Smurfit Kappa Group PLC	12,000	629,063
		6,245,101
Israel — 0.2%
Check Point Software Technologies Ltd. (a)	3,390	383,206
Italy — 0.2%
Prysmian SpA	6,900	242,057
Japan — 17.6%
Astellas Pharma, Inc.	306,400	5,052,122
Chugai Pharmaceutical Co. Ltd.	40,560	1,485,810
Denka Co. Ltd.	8,300	291,503
FANUC Corp.	1,600	350,262
Fujitsu Ltd.	2,400	435,865
Hitachi Ltd.	9,500	563,291
Japan Airlines Co. Ltd. (a)	9,000	214,231
Kao Corp.	69,000	4,111,156
KDDI Corp.	135,540	4,479,259
Kirin Holdings Co. Ltd.	122,160	2,269,001
Kyocera Corp.	6,700	418,849
Nintendo Co. Ltd.	600	291,875
Olympus Corp.	20,900	458,990
ORIX Corp.	37,400	698,930
Rakuten Group, Inc.	46,800	452,872
Sega Sammy Holdings, Inc.	18,600	264,872
Seven & i Holdings Co. Ltd.	15,200	689,769
Shiseido Co. Ltd.	44,490	2,998,475
Sony Group Corp.	12,600	1,403,154
Square Enix Holdings Co. Ltd.	5,100	268,737

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Sumitomo Mitsui Financial Group, Inc.	15,200	$531,778
Toshiba Corp.	13,300	557,720
Toyota Industries Corp.	8,400	690,114
		28,978,635
Luxembourg — 0.3%
ArcelorMittal SA	13,600	410,362
Netherlands — 6.2%
Airbus SE (a)	500	65,648
ASML Holding NV	490	361,459
CNH Industrial NV	5,000	84,661
EXOR NV	2,100	176,960
Heineken Holding NV	6,800	591,119
Heineken NV	40,442	4,204,055
Koninklijke Philips NV	100,551	4,456,711
NXP Semiconductor NV	1,400	274,218
		10,214,831
Norway — 0.2%
Mowi ASA	16,000	403,804
Republic of Korea — 0.3%
Samsung Electronics Co. Ltd.	7,600	473,015
Singapore — 0.3%
DBS Group Holdings, Ltd.	23,200	515,177
Spain — 3.6%
Iberdrola SA	235,516	2,352,230
Industria de Diseno Textil SA	95,673	3,480,825
		5,833,055
Sweden — 2.6%
Assa Abloy AB Class B	113,079	3,278,749
Essity AB Class B	7,500	232,788
Investor AB Class B	13,300	284,776
Lundin Energy AB (c)	5,341	198,267
Volvo AB Class B	14,700	330,270
		4,324,850
Switzerland — 9.7%
ABB Ltd. Registered	16,000	533,314
Alcon, Inc.	4,900	396,947
Cie Financiere Richemont SA Registered	2,800	288,718
Nestle SA Registered	38,342	4,613,267
Novartis AG Registered	53,344	4,376,353
Roche Holding AG	13,599	4,962,326
UBS Group AG Registered	48,300	771,833
		15,942,758

	Number of Shares	Value
United Kingdom — 25.3%
Ashtead Group PLC	2,700	$204,813
AstraZeneca PLC	25,204	3,034,173
Aviva PLC	63,200	336,378
BAE Systems PLC	509,409	3,850,339
Barratt Developments PLC	20,600	181,784
BHP Group PLC ADR (c)	1,800	91,242
The British Land Co. PLC	59,800	394,951
Bunzl PLC	8,100	267,580
Compass Group PLC (a)	125,603	2,569,876
Diageo PLC	94,464	4,551,564
Entain PLC (a)	10,300	294,847
Experian PLC	64,218	2,667,670
GlaxoSmithKline PLC	14,500	273,695
Glencore PLC	68,300	322,551
Imperial Brands PLC	12,400	258,780
Inchcape PLC	17,456	189,564
Informa PLC (a)	36,100	264,523
Kingfisher PLC	99,300	449,258
Liberty Global PLC Class C (a)	16,400	483,144
Lloyds Banking Group PLC	683,000	424,860
Melrose Industries PLC	112,590	260,534
National Grid PLC	275,727	3,279,855
Persimmon PLC	10,400	370,594
Prudential PLC	100,372	1,948,488
Reckitt Benckiser Group PLC	50,276	3,935,071
Royal Dutch Shell PLC Class A	112,943	2,495,127
Smith & Nephew PLC	214,452	3,682,908
Tesco PLC	191,500	649,510
Unilever PLC	12,600	681,131
Unilever PLC	58,376	3,148,652
		41,563,462

TOTAL COMMON STOCK (Cost $144,521,286)		158,176,781

TOTAL EQUITIES (Cost $144,521,286)		158,176,781

MUTUAL FUNDS — 0.2%
United States — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	319,514	319,514

TOTAL MUTUAL FUNDS (Cost $319,514)		319,514

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
France — 0.0%
Veolia Environment SA (a) (c) (e)	19,400	$16,135

TOTAL RIGHTS (Cost $0)		16,135

TOTAL LONG-TERM INVESTMENTS (Cost $144,840,800)		158,512,430
	Principal Amount
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (f)	$4,239,377	4,239,377

TOTAL SHORT-TERM INVESTMENTS (Cost $4,239,377)		4,239,377

TOTAL INVESTMENTS — 99.1% (Cost $149,080,177) (g)		162,751,807

Other Assets/(Liabilities) — 0.9%		1,481,209

NET ASSETS — 100.0%		$164,233,016

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $159,547 or 0.10% of net assets.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $392,382 or 0.24% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $90,816 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $16,135 or 0.01% of net assets.

(f)

Maturity value of $4,239,377. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 5/15/27, and an aggregate market value, including accrued interest, of $4,324,203.

(g)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	41.4%
Industrial	13.9%
Financial	13.3%
Consumer, Cyclical	7.8%
Basic Materials	4.4%
Utilities	4.2%
Technology	3.9%
Communications	3.7%
Energy	3.4%
Diversified	0.3%
Mutual Funds	0.2%
Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund — Portfolio of Investments
September 30, 2021

	Number of Shares	Value
EQUITIES — 96.7%
COMMON STOCK — 93.5%
Bermuda — 0.4%
Credicorp Ltd.	6,354	$704,913
Brazil — 3.7%
Ambev SA	335,839	943,550
Americanas SA (a)	92,634	525,959
B3 SA - Brasil Bolsa Balcao	272,478	637,446
Lojas Renner SA	106,200	671,240
Vale SA Sponsored ADR	239,068	3,334,998
		6,113,193
Cayman Islands — 20.4%
BeiGene Ltd. ADR (a)	7,560	2,744,280
Blue Moon Group Holdings Ltd. (b)	181,960	159,366
Brii Biosciences Ltd. (a)	67,500	335,110
Budweiser Brewing Co. APAC Ltd. (b)	271,600	683,634
Huazhu Group Ltd. ADR (a) (c)	100,512	4,609,480
Innovent Biologics, Inc. (a) (b)	76,500	740,139
Keymed Biosciences, Inc. (a) (b)	30,150	197,666
Meituan Class B (a) (b)	57,200	1,786,167
NetEase, Inc. ADR	43,474	3,712,680
New Horizon Health Ltd. (a) (b)	35,000	152,692
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	155,117	317,990
OneConnect Financial Technology Co. Ltd. (a)	37,994	155,775
Pagseguro Digital Ltd. Class A (a)	23,756	1,228,660
Pinduoduo, Inc. ADR (a)	36,559	3,314,805
Sunny Optical Technology Group Co. Ltd.	11,000	288,634
Tencent Holdings Ltd.	88,990	5,217,859
Wuxi Biologics Cayman, Inc. (a) (b)	213,000	3,442,776
Zai Lab Ltd. ADR (a)	13,721	1,446,056
ZTO Express Cayman, Inc.	7,570	233,878
ZTO Express Cayman, Inc. ADR	94,894	2,909,450
		33,677,097
China — 0.2%
Contemporary Amperex Technology Co. Ltd. Class A	1,700	138,351
Remegen Co. Ltd. Class H (a) (b)	19,731	249,129
		387,480
Egypt — 0.5%
Commercial International Bank Egypt SAE (a)	316,431	858,651
France — 4.7%
Kering SA	6,649	4,728,941

	Number of Shares	Value
LVMH Moet Hennessy Louis Vuitton SE	116	$82,948
Pernod Ricard SA	13,382	2,926,470
		7,738,359
Hong Kong — 4.6%
AIA Group Ltd.	612,000	7,046,654
Hong Kong Exchanges & Clearing Ltd.	9,600	582,703
		7,629,357
India — 16.1%
Godrej Properties Ltd. (a)	21,748	677,908
Havells India Ltd.	11,035	204,276
HDFC Life Insurance Co. Ltd. (b)	41,040	398,044
Housing Development Finance Corp. Ltd.	242,599	8,845,297
Infosys Ltd.	116,632	2,603,110
Kotak Mahindra Bank Ltd.	236,064	6,341,130
Oberoi Realty Ltd. (a)	72,010	933,235
Tata Consultancy Services Ltd.	99,573	5,046,290
Zee Entertainment Enterprises Ltd.	353,109	1,445,009
		26,494,299
Indonesia — 1.6%
Bank Central Asia Tbk PT	617,500	1,510,408
Bank Rakyat Indonesia Persero Tbk PT	2,672,481	710,273
Indocement Tunggal Prakarsa Tbk PT	348,735	253,659
Semen Indonesia Persero Tbk PT	306,300	173,860
		2,648,200
Italy — 1.5%
Moncler SpA	15,799	966,279
PRADA SpA	283,400	1,545,683
		2,511,962
Luxembourg — 0.6%
InPost SA (a)	55,443	914,542
Mexico — 5.8%
Alsea SAB de CV (a)	216,802	436,513
Fomento Economico Mexicano SAB de CV	325,354	2,822,524
Fomento Economico Mexicano SAB de CV Sponsored ADR	7,412	642,769
Grupo Mexico SAB de CV Series B	890,316	3,540,302
Wal-Mart de Mexico SAB de CV	645,593	2,187,788
		9,629,896
Netherlands — 3.7%
Yandex NV Class A (a)	76,277	6,078,514
Philippines — 2.0%
Ayala Land, Inc.	1,509,800	985,505
SM Investments Corp.	95,660	1,849,137

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
SM Prime Holdings, Inc.	819,457	$525,530
		3,360,172
Republic of Korea — 4.5%
LG Chem Ltd.	1,781	1,163,345
NAVER Corp.	1,425	464,328
Samsung Biologics Co. Ltd. (a) (b)	3,637	2,661,933
Samsung Electronics Co. Ltd.	50,849	3,164,781
		7,454,387
Russia — 6.5%
Novatek PJSC Sponsored GDR Registered (b)	31,523	8,197,765
Novatek PJSC Sponsored GDR Registered (b)	57	15,054
Polyus PJSC (a)	4,539	743,339
Polyus PJSC GDR (b) (d)	73	6,001
Polyus PJSC GDR (b) (d)	4,390	360,858
Sberbank of Russia PJSC	289,872	1,349,016
		10,672,033
South Africa — 0.7%
FirstRand Ltd.	285,553	1,211,074
Switzerland — 2.5%
Cie Financiere Richemont SA Registered	39,104	4,032,147
Taiwan — 8.6%
MediaTek, Inc.	31,000	999,232
Taiwan Semiconductor Manufacturing Co. Ltd.	642,000	13,238,711
		14,237,943
Turkey — 0.3%
Akbank TAS	811,153	485,825
United Kingdom — 1.1%
Oxford Nanopore Technologies (a)	17,906	148,378
Prudential PLC	44,687	867,494
Prudential PLC	39,050	743,924
		1,759,796
United States — 3.5%
Yum China Holdings, Inc.	98,853	5,744,348

TOTAL COMMON STOCK (Cost $133,995,398)		154,344,188

PREFERRED STOCK — 3.2%
Brazil — 0.3%
Lojas Americanas SA 0.640%	514,372	455,268
India — 0.0%
Zee Entertainment Enterprises Ltd.
6.000%	742,906	20,517

	Number of Shares	Value
Singapore — 2.9%
Grab Holdings, Inc., Series H (Acquired 6/18/19, Cost $2,438,401) (a) (d) (e) (f)	395,658	$4,739,983

TOTAL PREFERRED STOCK (Cost $3,733,769)		5,215,768

TOTAL EQUITIES (Cost $137,729,167)		159,559,956

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA, Expires 11/22/23, Strike 67.00 (a)	68,286	32,240

TOTAL WARRANTS (Cost $0)		32,240

TOTAL LONG-TERM INVESTMENTS (Cost $137,729,167)		159,592,196
	Principal Amount
SHORT-TERM INVESTMENTS — 3.8%
Repurchase Agreement — 3.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/21, 0.000%, due 10/01/21 (g)	$6,303,166	6,303,166

TOTAL SHORT-TERM INVESTMENTS (Cost $6,303,166)		6,303,166

TOTAL INVESTMENTS — 100.5% (Cost $144,032,333) (h)		165,895,362

Other Assets/(Liabilities) — (0.5)%		(765,350)

NET ASSETS — 100.0%		$165,130,012

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $19,051,224 or 11.54% of net assets.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2021, was $965,236 or 0.58% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $984,867 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2021, these securities amounted to a value of $5,106,842 or 3.09% of net assets.

(e)	Investment was valued using significant unobservable inputs.
(f)

Restricted security. Certain securities are restricted as to resale. At September 30, 2021, these securities amounted to a value of $4,739,983 or 2.87% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(g)

Maturity value of $6,303,166. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 5/31/27, and an aggregate market value, including accrued interest, of $6,429,243.

(h)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	22.2%
Technology	17.5%
Consumer, Cyclical	16.6%
Consumer, Non-cyclical	12.5%
Communications	11.4%
Industrial	6.0%
Basic Materials	5.5%
Energy	5.0%
Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2021

	MassMutual U.S. Government Money Market Fund	MassMutual Short-Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$—	$370,895,853
Repurchase agreements, at value (Note 2) (b)	35,000,000	2,087,331
Other short-term investments, at value (Note 2) (c)	208,157,526	8,999,390
Total investments (d)	243,157,526	381,982,574
Cash	88,152	—
Foreign currency, at value (e)	—	—
Receivables from:
Investments sold
Regular delivery	—	4,491,853
Delayed delivery	—	—
Open forward contracts (Note 2)	—	—
Fund shares sold	1,302,346	13,425
Investment adviser (Note 3)	119,356	—
Variation margin on open derivative instruments (Note 2)	—	—
Interest and dividends	6,345	2,006,464
Interest tax reclaim	—	—
Open swap agreements, at value (Note 2)	—	—
Prepaid expenses	9,995	36,895
Total assets	244,683,720	388,531,211
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	1,005,839
Delayed delivery	—	7,897,313
Collateral held for open swap agreements (Note 2)	—	—
Collateral held for open purchased options (Note 2)	—	589,000
Written options outstanding, at value (Note 2) (f)	—	—
Open forward contracts (Note 2)	—	—
Interest and dividends	—	—
Fund shares repurchased	8,868,762	5,213,398
Collateral held for securities on loan (Note 2) (g)	—	1,770,920
Open swap agreements, at value (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	49,114	52,810
Variation margin on open derivative instruments (Note 2)	—	95,271
Affiliates (Note 3):
Administration fees	46,596	45,082
Investment advisory fees	88,787	107,580
Service fees	—	37,472
Distribution fees	—	7,039
Due to custodian	—	95,109
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	52,596	67,008
Total liabilities	9,105,855	16,983,841
Net assets	$235,577,865	$371,547,370
Net assets consist of:
Paid-in capital	$235,624,453	$390,914,828
Accumulated Gain (Loss)	(46,588)	(19,367,458)
Net assets	$235,577,865	$371,547,370

(a)	Cost of investments:	$—	$367,382,558
(b)	Cost of repurchase agreements:	$35,000,000	$2,087,331
(c)	Cost of other short-term investments:	$208,157,526	$8,999,293
(d)	Securities on loan with market value of:	$—	$1,734,164
(e)	Cost of foreign currency:	$—	$—
(f)	Premiums on written options:	$—	$—
(g)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation- Protected and Income Fund	MassMutual Core Bond Fund	MassMutual Diversified Bond Fund	MassMutual High Yield Fund	MassMutual Balanced Fund

$325,315,478	$1,159,287,706	$231,335,014	$536,696,131	$167,354,030
397,559	2,797,746	1,848,087	4,412,544	476,938
59,470,837	153,799,125	28,996,458	21,998,062	54,990
385,183,874	1,315,884,577	262,179,559	563,106,737	167,885,958
10,133	—	—	5,990	833
—	—	4,146	329	—

—	14,114,930	1,142,230	1,846,525	1,007,501
—	—	—	119,223	823,678
—	—	74,404	—	—
519,986	355,917	41,176	350,406	17,071
—	—	—	—	3
6,254	—	—	—	—
306,586	5,369,798	1,315,200	7,289,801	312,912
—	—	123	—	—
5,475,636	—	—	—	—
34,944	36,727	37,572	37,272	35,486
391,537,413	1,335,761,949	264,794,410	572,756,283	170,083,442

5,857,938	13,192,870	578,137	1,158,097	298,160
5,974,545	145,247,632	24,742,731	16,319,725	11,381,204
3,220,000	—	—	—	—
2,360,000	2,879,000	630,000	—	—
—	—	2,684	—	—
—	—	77,933	—	—
157,462	—	—	—	—
688,677	3,809,909	395,747	4,471,695	848,387
—	4,586,628	4,253,575	13,688,555	5,867,244
779,420	—	—	—	—
29,966	145,443	19,512	32,936	15,977
—	8,965	14,935	—	3,902

41,253	100,911	41,339	49,305	34,890
115,703	366,962	70,186	206,757	61,863
13,666	42,365	11,539	54,380	26,376
1,898	397	2,086	21,159	8,014
—	96,140	28,540	—	—
—	—	—	—	—
72,187	115,611	72,394	82,804	69,367
19,312,715	170,592,833	30,941,338	36,085,413	18,615,384
$372,224,698	$1,165,169,116	$233,853,072	$536,670,870	$151,468,058

$341,087,034	$1,112,734,562	$221,421,346	$527,134,412	$111,016,030
31,137,664	52,434,554	12,431,726	9,536,458	40,452,028
$372,224,698	$1,165,169,116	$233,853,072	$536,670,870	$151,468,058

$323,348,176	$1,134,148,294	$225,223,433	$512,098,346	$161,750,656
$397,559	$2,797,746	$1,848,087	$4,412,544	$476,938
$59,468,699	$153,778,526	$28,996,099	$21,998,089	$54,990
$—	$6,184,159	$5,409,109	$13,547,278	$6,274,580
$—	$—	$3,898	$327	$—
$—	$—	$31,673	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual U.S. Government Money Market Fund	MassMutual Short-Duration Bond Fund
Class I shares:
Net assets	$—	$211,825,912
Shares outstanding (a)	—	20,969,499
Net asset value, offering price and redemption price per share	$—	$10.10
Class R5 shares:
Net assets	$235,577,865	$66,937,649
Shares outstanding (a)	235,781,782	6,605,090
Net asset value, offering price and redemption price per share	$1.00	$10.13
Service Class shares:
Net assets	$—	$16,281,713
Shares outstanding (a)	—	1,618,227
Net asset value, offering price and redemption price per share	$—	$10.06
Administrative Class shares:
Net assets	$—	$16,920,012
Shares outstanding (a)	—	1,689,992
Net asset value, offering price and redemption price per share	$—	$10.01
Class A shares:
Net assets	$—	$36,186,249
Shares outstanding (a)	—	3,644,569
Net asset value, and redemption price per share	$—	$9.93
Offering price per share (100/[100-maximum sales charge] of net asset value)	$—	$10.18
Class R4 shares:
Net assets	$—	$11,743,458
Shares outstanding (a)	—	1,166,367
Net asset value, offering price and redemption price per share	$—	$10.07
Class R3 shares:
Net assets	$—	$11,652,377
Shares outstanding (a)	—	1,166,800
Net asset value, offering price and redemption price per share	$—	$9.99

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation- Protected and Income Fund	MassMutual Core Bond Fund	MassMutual Diversified Bond Fund	MassMutual High Yield Fund	MassMutual Balanced Fund

$187,578,648	$679,035,612	$111,411,014	$351,941,890	$54,692,032
16,363,322	59,933,219	9,837,294	37,681,999	3,813,379
$11.46	$11.33	$11.33	$9.34	$14.34

$93,318,238	$306,647,569	$80,079,318	$46,517,754	$39,742,203
8,138,205	26,979,388	7,737,615	4,951,036	2,771,818
$11.47	$11.37	$10.35	$9.40	$14.34

$55,836,058	$58,047,325	$11,852,536	$29,097,292	$10,330,485
4,888,057	5,137,111	1,128,144	3,097,769	679,573
$11.42	$11.30	$10.51	$9.39	$15.20

$14,073,449	$55,178,222	$12,621,218	$23,211,287	$7,410,848
1,218,314	4,931,292	1,203,033	2,516,575	515,083
$11.55	$11.19	$10.49	$9.22	$14.39

$13,244,008	$57,351,016	$9,381,196	$13,443,881	$20,918,975
1,179,316	5,169,155	894,140	1,463,280	1,504,392
$11.23	$11.09	$10.49	$9.19	$13.91
$11.73	$11.58	$10.96	$9.72	$14.72

$5,234,484	$8,557,035	$5,252,605	$39,125,023	$5,983,565
468,964	777,010	508,505	4,317,877	434,522
$11.16	$11.01	$10.33	$9.06	$13.77

$2,939,813	$352,337	$3,255,185	$33,333,743	$12,389,950
263,204	31,057	315,974	3,581,530	905,125
$11.17	$11.34	$10.30	$9.31	$13.69

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual Disciplined Value Fund	MassMutual Main Street Fund
Assets:
Investments, at value (Note 2) (a)	$98,763,983	$119,182,493
Repurchase agreements, at value (Note 2) (b)	658,322	1,014,482
Total investments (c)	99,422,305	120,196,975
Cash	—	—
Foreign currency, at value (d)	—	—
Receivables from:
Investments sold
Regular delivery	225,670	—
Fund shares sold	16,258	230,492
Investment adviser (Note 3)	—	—
Interest and dividends	135,121	37,325
Foreign taxes withheld	—	1,746
Prepaid expenses	32,755	29,931
Total assets	99,832,109	120,496,469
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	—
Fund shares repurchased	18,558	49,563
Collateral held for securities on loan (Note 2) (e)	93,155	275,897
Trustees’ fees and expenses (Note 3)	23,863	15,166
Affiliates (Note 3):
Administration fees	18,639	23,402
Investment advisory fees	37,904	55,729
Service fees	9,134	13,221
Distribution fees	3,019	867
Due to custodian	—	—
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	55,303	52,311
Total liabilities	259,575	486,156
Net assets	$99,572,534	$120,010,313
Net assets consist of:
Paid-in capital	$76,137,565	$67,821,781
Accumulated Gain (Loss)	23,434,969	52,188,532
Net assets	$99,572,534	$120,010,313

(a)	Cost of investments:	$90,682,536	$88,695,740
(b)	Cost of repurchase agreements:	$658,322	$1,014,482
(c)	Securities on loan with market value of:	$604,226	$1,880,218
(d)	Cost of foreign currency:	$—	$—
(e)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund	MassMutual Small Cap Opportunities Fund	MassMutual Global Fund	MassMutual International Equity Fund	MassMutual Strategic Emerging Markets Fund

$245,455,255	$350,088,736	$372,726,473	$158,512,430	$159,592,196
813,083	3,809,076	521,620	4,239,377	6,303,166
246,268,338	353,897,812	373,248,093	162,751,807	165,895,362
—	—	—	—	—
—	—	29,050	60,449	270,737

—	1,153,180	722,011	93,607	2,366
128,631	127,261	88,268	955,487	961,624
—	—	—	—	15,581
106,857	107,732	158,489	338,454	487,319
—	—	293,797	701,584	33,913
32,598	39,717	30,672	47,034	36,926
246,536,424	355,325,702	374,570,380	164,948,422	167,703,828

—	694,994	429	12,100	1,477,323
18,190	431,728	403,829	31,841	13,002
—	70,337	1,977,065	319,514	—
30,320	24,389	35,386	55,766	15,560

42,754	49,433	58,449	28,020	13,458
96,196	168,448	244,335	115,665	139,830
31,648	52,722	30,665	11,822	1,773
3,602	6,787	7,779	1,523	705
—	—	—	42,960	—
—	—	—	—	—
58,961	58,531	593,804	96,195	912,165
281,671	1,557,369	3,351,741	715,406	2,573,816
$246,254,753	$353,768,333	$371,218,639	$164,233,016	$165,130,012

$101,211,593	$246,562,630	$127,189,596	$133,549,548	$126,833,811
145,043,160	107,205,703	244,029,043	30,683,468	38,296,201
$246,254,753	$353,768,333	$371,218,639	$164,233,016	$165,130,012

$192,592,303	$273,369,763	$159,775,773	$144,840,800	$137,729,167
$813,083	$3,809,076	$521,620	$4,239,377	$6,303,166
$356,172	$6,236,268	$2,426,606	$392,382	$965,236
$—	$—	$29,295	$60,947	$272,296

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2021

	MassMutual Disciplined Value Fund	MassMutual Main Street Fund
Class I shares:
Net assets	$31,847,694	$27,948,270
Shares outstanding (a)	1,953,579	1,996,206
Net asset value, offering price and redemption price per share	$16.30	$14.00
Class R5 shares:
Net assets	$35,564,358	$47,341,996
Shares outstanding (a)	2,176,183	3,384,845
Net asset value, offering price and redemption price per share	$16.34	$13.99
Service Class shares:
Net assets	$16,119,765	$159,650
Shares outstanding (a)	995,856	10,922
Net asset value, offering price and redemption price per share	$16.19	$14.62
Administrative Class shares:
Net assets	$1,652,289	$24,388,950
Shares outstanding (a)	99,688	1,746,430
Net asset value, offering price and redemption price per share	$16.57	$13.97
Class A shares:
Net assets	$6,784,418	$10,627,615
Shares outstanding (a)	424,612	775,668
Net asset value, and redemption price per share	$15.98	$13.70
Offering price per share (100/[100-maximum sales charge] of net asset value)	$16.91	$14.50
Class R4 shares:
Net assets	$2,731,002	$8,266,372
Shares outstanding (a)	172,266	609,436
Net asset value, offering price and redemption price per share	$15.85	$13.56
Class R3 shares:
Net assets	$4,873,008	$1,277,460
Shares outstanding (a)	302,349	93,072
Net asset value, offering price and redemption price per share	$16.12	$13.73

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund	MassMutual Small Cap Opportunities Fund	MassMutual Global Fund	MassMutual International Equity Fund	MassMutual Strategic Emerging Markets Fund

$31,388,406	$85,183,242	$99,959,365	$89,912,538	$156,998,006
2,016,985	4,433,471	5,319,985	8,917,437	10,514,366
$15.56	$19.21	$18.79	$10.08	$14.93

$108,948,374	$137,126,827	$126,049,472	$50,687,576	$2,702,880
6,998,320	7,156,129	6,710,125	5,028,091	178,489
$15.57	$19.16	$18.78	$10.08	$15.14

$25,505,036	$24,559,988	$7,891,519	$3,469,356	$2,215,542
1,630,014	1,285,340	424,783	345,153	148,428
$15.65	$19.11	$18.58	$10.05	$14.93

$36,206,570	$26,314,022	$88,387,357	$2,436,407	$1,016,516
2,279,074	1,387,224	4,720,024	244,611	67,964
$15.89	$18.97	$18.73	$9.96	$14.96

$26,590,819	$55,207,248	$19,414,544	$13,793,453	$634,901
1,746,330	3,000,866	1,055,045	1,459,886	42,977
$15.23	$18.40	$18.40	$9.45	$14.77
$16.12	$19.47	$19.47	$10.00	$15.63

$12,613,289	$15,681,546	$15,975,474	$1,639,289	$442,548
837,556	858,023	881,528	175,722	30,078
$15.06	$18.28	$18.12	$9.33	$14.71

$5,002,259	$9,695,460	$13,540,908	$2,294,397	$1,119,619
333,484	536,877	741,951	248,731	76,592
$15.00	$18.06	$18.25	$9.22	$14.62

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual U.S. Government Money Market Fund	MassMutual Short-Duration Bond Fund
Investment income (Note 2):
Dividends (a)	$—	$349,142
Interest (b)	203,647	11,062,556
Securities lending net income	—	609
Non cash income	—	—
Total investment income	203,647	11,412,307
Expenses (Note 3):
Investment advisory fees	1,094,819	1,393,181
Custody fees	23,851	42,734
Audit fees	44,702	60,948
Legal fees	4,368	4,474
Proxy fees	1,159	1,159
Accounting & Administration fees	62,512	61,591
Shareholder reporting fees	23,112	49,968
Trustees’ fees	12,529	26,790
Registration and filing fees	25,590	103,744
Transfer agent fees	3,001	3,001
	1,295,643	1,747,590
Administration fees:
Class R5	312,805	91,685
Service Class	—	43,264
Administrative Class	—	60,170
Class A	—	106,740
Class R4	—	22,358
Class R3	—	18,644
Distribution and Service fees:
Class A	—	103,232
Class R4	—	27,947
Class R3	—	46,610
Shareholder service fees:
Service Class	—	3,809
Administrative Class	—	10,600
Class A	—	17,138
Total expenses	1,608,448	2,299,787
Expenses waived (Note 3):
Class R5 fees reimbursed by adviser	(1,404,777)	—
Net expenses:	203,671	2,299,787
Net investment income (loss)	(24)	9,112,520

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation- Protected and Income Fund	MassMutual Core Bond Fund	MassMutual Diversified Bond Fund	MassMutual High Yield Fund	MassMutual Balanced Fund

$—	$934,683	$191,947	$118,628	$2,046,115
8,250,816	35,003,192	7,471,121	34,685,906	866,112
207	1,844	1,908	18,027	2,070
—	—	—	—	5,168
8,251,023	35,939,719	7,664,976	34,822,561	2,919,465

1,415,825	4,857,081	831,304	2,686,755	740,458
47,298	97,216	37,175	83,242	59,889
61,145	62,583	62,005	60,903	57,960
4,383	17,229	13,872	9,153	3,398
1,159	1,159	1,159	1,159	1,159
51,272	102,703	80,092	63,586	50,522
49,412	86,101	38,001	59,239	35,199
15,274	50,942	9,206	34,380	6,226
107,450	107,139	104,655	108,376	100,397
2,999	3,000	3,001	3,001	3,001
1,756,217	5,385,153	1,180,470	3,109,794	1,058,209

89,514	343,512	73,602	48,511	42,101
101,896	112,110	22,125	60,867	18,327
37,941	185,224	35,880	65,860	18,154
55,318	154,623	30,207	53,185	66,145
9,533	19,061	11,780	81,177	11,723
6,206	1,568	6,760	69,055	21,328

53,400	147,467	29,575	52,229	63,719
11,917	23,826	14,725	101,471	14,654
15,516	3,922	16,901	172,637	53,320

6,658	8,477	1,501	4,331	1,120
5,730	29,885	6,042	9,207	2,307
8,762	22,338	5,283	9,490	10,318
2,158,608	6,437,166	1,434,851	3,837,814	1,381,425

—	—	—	—	—
2,158,608	6,437,166	1,434,851	3,837,814	1,381,425
6,092,415	29,502,553	6,230,125	30,984,747	1,538,040

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual U.S. Government Money Market Fund	MassMutual Short-Duration Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$2,160	$3,354,156
Futures contracts	—	1,127,661
Written options	—	—
Swap agreements	—	(110,705)
Foreign currency transactions	—	(2,096)
Forward contracts	—	—
Net realized gain (loss)	2,160	4,369,016
Net change in unrealized appreciation (depreciation) on:
Investment transactions	—	3,536,796
Futures contracts	—	1,125,413
Written options	—	—
Swap agreements	—	(14,042)
Translation of assets and liabilities in foreign currencies	—	—
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	—	4,648,167
Net realized gain (loss) and change in unrealized appreciation (depreciation)	2,160	9,017,183
Net increase (decrease) in net assets resulting from operations	$2,136	$18,129,703

(a)	Net of foreign withholding tax of:	$—	$—
(b)	Net of foreign withholding tax of:	$—	$4,270

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation- Protected and Income Fund	MassMutual Core Bond Fund	MassMutual Diversified Bond Fund	MassMutual High Yield Fund	MassMutual Balanced Fund

$3,077,891	$23,698,483	$3,634,670	$7,866,720	$34,262,386
163,611	(9,724,051)	(1,367,473)	—	10,350
—	—	29,327	—	—
16,855,810	(340,113)	(124,426)	—	637
—	—	(1,442)	(8,330)	—
—	—	189,831	—	—
20,097,312	13,634,319	2,360,487	7,858,390	34,273,373

(3,353,296)	(1,307,962)	4,305,253	38,379,631	(8,726,842)
104,768	(930,234)	(235,374)	—	73,685
—	—	28,989	—	—
(1,377,193)	(38,709)	(6,655)	—	(1,343)
—	—	(1,284)	196	—
—	—	(16,810)	—	—
(4,625,721)	(2,276,905)	4,074,119	38,379,827	(8,654,500)
15,471,591	11,357,414	6,434,606	46,238,217	25,618,873
$21,564,006	$40,859,967	$12,664,731	$77,222,964	$27,156,913

$—	$—	$361	$23,121	$85
$—	$—	$2,235	$1,953	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual Disciplined Value Fund	MassMutual Main Street Fund
Investment income (Note 2):
Dividends (a)	$2,131,145	$1,843,006
Securities lending net income	759	77,907
Non cash income	6,012	—
Total investment income	2,137,916	1,920,913
Expenses (Note 3):
Investment advisory fees	433,001	665,817
Custody fees	26,932	25,287
Audit fees	55,460	52,014
Legal fees	1,896	300
Proxy fees	1,159	1,163
Accounting & Administration fees	30,376	27,838
Shareholder reporting fees	52,907	23,203
Trustees’ fees	3,590	4,766
Registration and filing fees	104,543	103,032
Transfer agent fees	3,001	3,009
	712,865	906,429
Administration fees:
Class R5	36,149	47,759
Service Class	27,638	292
Administrative Class	7,071	61,792
Class A	17,356	29,859
Class R4	5,870	15,725
Class R3	8,937	2,720
Distribution and Service fees:
Class A	16,332	28,576
Class R4	7,338	19,656
Class R3	22,344	6,798
Shareholder service fees:
Service Class	1,546	21
Administrative Class	1,731	8,339
Class A	2,242	4,433
Total expenses	867,419	1,132,399
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	—
Class R5 fees reimbursed by adviser	—	—
Service Class fees reimbursed by adviser	—	—
Administrative Class fees reimbursed by adviser	—	—
Class A fees reimbursed by adviser	—	—
Class R4 fees reimbursed by adviser	—	—
Class R3 fees reimbursed by adviser	—	—
Class I advisory fees waived	—	—
Class R5 advisory fees waived	—	—
Service Class advisory fees waived	—	—
Administrative Class advisory fees waived	—	—
Class A advisory fees waived	—	—
Class R4 advisory fees waived	—	—
Class R3 advisory fees waived	—	—
Net expenses:	867,419	1,132,399
Net investment income (loss)	1,270,497	788,514

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund	MassMutual Small Cap Opportunities Fund	MassMutual Global Fund	MassMutual International Equity Fund	MassMutual Strategic Emerging Markets Fund

$2,099,046	$3,316,159	$1,850,681	$3,969,135	$2,603,582
1,049	16,620	7,185	27,080	10,284
—	—	133,850	107,879	27,925
2,100,095	3,332,779	1,991,716	4,104,094	2,641,791

1,161,514	1,876,820	2,715,742	1,457,862	1,888,082
27,908	28,326	53,802	87,497	159,969
55,560	53,787	67,582	65,337	82,504
4,089	1,659	843	—	—
1,159	1,159	1,163	1,159	1,159
30,079	28,628	38,958	48,208	37,073
60,112	36,143	34,622	35,848	26,491
10,116	13,118	14,337	6,215	7,644
106,990	102,977	103,655	91,268	101,815
3,001	3,001	3,009	2,944	3,001
1,460,528	2,145,618	3,033,713	1,796,338	2,307,738

105,795	128,080	124,692	57,210	3,371
49,397	43,242	13,979	7,637	4,878
96,265	67,234	234,343	7,885	2,843
72,110	148,349	63,326	44,755	4,940
43,973	28,589	24,484	3,673	2,303
12,330	18,451	21,493	4,905	2,339

68,936	138,612	60,472	43,274	4,823
54,966	35,737	30,605	4,591	2,879
30,825	46,127	53,731	12,263	5,847

3,303	2,412	825	557	316
14,223	8,159	31,821	1,335	398
10,613	17,985	9,240	7,174	847
2,023,264	2,828,595	3,702,724	1,991,597	2,343,522

—	—	—	—	(128,476)
—	—	—	—	(2,321)
—	—	—	—	(1,894)
—	—	—	—	(799)
—	—	—	—	(1,266)
—	—	—	—	(812)
—	—	—	—	(874)
—	—	—	(24,753)	—
—	—	—	(15,498)	—
—	—	—	(1,102)	—
—	—	—	(813)	—
—	—	—	(4,563)	—
—	—	—	(497)	—
—	—	—	(673)	—
2,023,264	2,828,595	3,702,724	1,943,698	2,207,080
76,831	504,184	(1,711,008)	2,160,396	434,711

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2021

	MassMutual Disciplined Value Fund	MassMutual Main Street Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$16,505,310	$22,086,561
Futures contracts	20	—
Foreign currency transactions	—	(3,042)
Net realized gain (loss)	16,505,330	22,083,519
Net change in unrealized appreciation (depreciation) on:
Investment transactions	11,731,401	6,724,976
Translation of assets and liabilities in foreign currencies	—	(21)
Net change in unrealized appreciation (depreciation)	11,731,401	6,724,955
Net realized gain (loss) and change in unrealized appreciation (depreciation)	28,236,731	28,808,474
Net increase (decrease) in net assets resulting from operations	$29,507,228	$29,596,988

(a)	Net of foreign withholding tax of:	$—	$1,424
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund	MassMutual Small Cap Opportunities Fund	MassMutual Global Fund		MassMutual International Equity Fund	MassMutual Strategic Emerging Markets Fund

$93,484,305	$32,725,919	$35,323,344		$15,266,851	$22,165,491
—	—	—		—	—
—	—	4,063		36,725	(81,581)
93,484,305	32,725,919	35,327,407		15,303,576	22,083,910

(32,540,319)	76,358,450	60,596,295	*	13,924,910	5,673,168 *
—	—	(13,048)		(31,172)	(5,666)
(32,540,319)	76,358,450	60,583,247		13,893,738	5,667,502
60,943,986	109,084,369	95,910,654		29,197,314	27,751,412
$61,020,817	$109,588,553	$94,199,646		$31,357,710	$28,186,123

$—	$—	$171,136	$380,540	$292,707
$—	$—	$(517,724)	$—	$(835,469)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual U.S. Government Money Market Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(24)	$1,857,155
Net realized gain (loss)	2,160	21,481
Net change in unrealized appreciation (depreciation)	—	—
Net increase (decrease) in net assets resulting from operations	2,136	1,878,636
Distributions to shareholders (Note 2):
Class I	—	—
Class R5	—	(1,857,173)
Service Class	—	—
Administrative Class	—	—
Class A	—	—
Class R4	—	—
Class R3	—	—
Total distributions	—	(1,857,173)
Net fund share transactions (Note 5):
Class I	—	—
Class R5	(42,415,521)	(55,603,850)
Service Class	—	—
Administrative Class	—	—
Class A	—	—
Class R4	—	—
Class R3	—	—
Increase (decrease) in net assets from fund share transactions	(42,415,521)	(55,603,850)
Total increase (decrease) in net assets	(42,413,385)	(55,582,387)
Net assets
Beginning of year	277,991,250	333,573,637
End of year	$235,577,865	$277,991,250

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund		MassMutual Inflation-Protected and Income Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$9,112,520	$15,373,312	$6,092,415	$5,836,563
4,369,016	(6,469,525)	20,097,312	21,002,663
4,648,167	(6,670,931)	(4,625,721)	4,466,259
18,129,703	2,232,856	21,564,006	31,305,485

(7,873,751)	(6,439,923)	(9,795,008)	(3,271,533)
(4,984,608)	(5,030,849)	(4,785,258)	(1,477,050)
(1,102,450)	(1,504,685)	(2,728,473)	(871,286)
(1,110,963)	(942,181)	(731,102)	(263,596)
(1,786,717)	(1,619,767)	(1,177,744)	(266,814)
(429,664)	(362,441)	(251,270)	(119,159)
(286,518)	(188,593)	(150,543)	(58,266)
(17,574,671)	(16,088,439)	(19,619,398)	(6,327,704)

20,984,515	(9,507,555)	9,538,688	10,466,269
(43,188,428)	(43,468,770)	6,543,433	6,927,049
(22,341,386)	(11,656,238)	758,594	151,557
(10,748,987)	(2,599,555)	(1,287,500)	(1,966,880)
(5,748,981)	(11,610,572)	(8,627,870)	4,411,119
184,725	(653,230)	851,299	(2,929,193)
3,871,255	834,163	(323,906)	(1,258,092)
(56,987,287)	(78,661,757)	7,452,738	15,801,829
(56,432,255)	(92,517,340)	9,397,346	40,779,610

427,979,625	520,496,965	362,827,352	322,047,742
$371,547,370	$427,979,625	$372,224,698	$362,827,352

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Core Bond Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$29,502,553	$43,862,112
Net realized gain (loss)	13,634,319	46,344,248
Net change in unrealized appreciation (depreciation)	(2,276,905)	(10,478,312)
Net increase (decrease) in net assets resulting from operations	40,859,967	79,728,048
Distributions to shareholders (Note 2):
Class I	(46,632,100)	(28,739,602)
Class R5	(20,107,290)	(10,399,843)
Service Class	(3,177,296)	(2,527,437)
Administrative Class	(4,484,059)	(2,078,397)
Class A	(3,188,483)	(2,633,014)
Class R4	(599,635)	(424,542)
Class R3	(45,768)	(36,423)
Total distributions	(78,234,631)	(46,839,258)
Net fund share transactions (Note 5):
Class I	(85,408,525)	(80,854,947)
Class R5	48,682	(9,818,466)
Service Class	(24,582,773)	(4,972,926)
Administrative Class	(18,924,313)	7,845,267
Class A	388,482	(39,811,644)
Class R4	(1,559,456)	(3,869,904)
Class R3	(494,140)	(405,143)
Increase (decrease) in net assets from fund share transactions	(130,532,043)	(131,887,763)
Total increase (decrease) in net assets	(167,906,707)	(98,998,973)
Net assets
Beginning of year	1,333,075,823	1,432,074,796
End of year	$1,165,169,116	$1,333,075,823

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund		MassMutual High Yield Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$6,230,125	$8,133,898	$30,984,747	$30,240,223
2,360,487	7,876,995	7,858,390	(28,586,034)
4,074,119	(4,395,961)	38,379,827	(10,167,934)
12,664,731	11,614,932	77,222,964	(8,513,745)

(6,953,342)	(2,101,217)	(20,884,324)	(19,290,018)
(5,506,098)	(3,753,102)	(2,613,072)	(2,645,773)
(846,408)	(378,278)	(1,719,188)	(2,839,443)
(993,842)	(659,827)	(1,271,060)	(1,494,189)
(900,019)	(716,898)	(1,209,194)	(1,705,017)
(453,530)	(215,413)	(2,023,612)	(2,695,196)
(226,697)	(82,760)	(1,607,669)	(2,129,846)
(15,879,936)	(7,907,495)	(31,328,119)	(32,799,482)

15,252,132	34,615,594	(53,596,204)	74,242,644
3,162,707	(32,548,751)	(6,507,926)	10,728,146
(25,402)	(1,130,942)	(7,438,407)	(12,136,187)
(4,291,888)	(5,019,779)	(2,270,950)	(756,700)
(5,128,099)	(14,533,794)	(12,822,571)	(4,678,180)
(848,001)	(750,863)	(4,285,383)	(3,613,189)
(569,909)	257,082	(4,435,045)	(4,657,373)
7,551,540	(19,111,453)	(91,356,486)	59,129,161
4,336,335	(15,404,016)	(45,461,641)	17,815,934

229,516,737	244,920,753	582,132,511	564,316,577
$233,853,072	$229,516,737	$536,670,870	$582,132,511

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Balanced Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,538,040	$1,968,097
Net realized gain (loss)	34,273,373	2,411,893
Net change in unrealized appreciation (depreciation)	(8,654,500)	6,713,042
Net increase (decrease) in net assets resulting from operations	27,156,913	11,093,032
Distributions to shareholders (Note 2):
Class I	(1,547,830)	(2,058,041)
Class R5	(1,408,864)	(2,810,372)
Service Class	(269,648)	(333,607)
Administrative Class	(195,297)	(416,607)
Class A	(806,699)	(1,592,728)
Class R4	(96,702)	(186,064)
Class R3	(201,693)	(431,814)
Total distributions	(4,526,733)	(7,829,233)
Net fund share transactions (Note 5):
Class I	4,470,229	9,819,379
Class R5	(8,596,195)	(4,017,631)
Service Class	299,183	2,376,960
Administrative Class	589,285	(1,278,102)
Class A	(9,669,596)	(1,098,652)
Class R4	2,102,933	79,759
Class R3	3,378,738	133,779
Increase (decrease) in net assets from fund share transactions	(7,425,423)	6,015,492
Total increase (decrease) in net assets	15,204,757	9,279,291
Net assets
Beginning of year	136,263,301	126,984,010
End of year	$151,468,058	$136,263,301

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund		MassMutual Main Street Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$1,270,497	$1,887,721	$788,514	$970,167
16,505,330	(1,588,139)	22,083,519	2,853,730
11,731,401	(6,436,717)	6,724,955	8,973,746
29,507,228	(6,137,135)	29,596,988	12,797,643

(527,416)	(1,207,781)	(1,017,015)	(2,335,592)
(675,986)	(3,793,792)	(1,482,317)	(4,468,709)
(236,749)	(1,356,284)	(3,852)	(60,335)
(82,862)	(384,917)	(656,288)	(2,255,886)
(96,647)	(462,189)	(323,920)	(1,188,476)
(50,170)	(270,247)	(207,357)	(593,581)
(63,371)	(271,118)	(33,250)	(106,551)
(1,733,201)	(7,746,328)	(3,723,999)	(11,009,130)

3,278,085	5,690,091	(8,549,909)	4,720,668
(7,634,620)	(13,564,584)	(8,291,185)	(3,314,019)
436,690	(7,037,326)	(56,793)	(480,381)
(3,541,997)	(923,700)	(1,778,664)	(3,288,186)
(662,378)	590,977	(3,959,621)	(940,432)
(858,803)	(902,025)	207,757	(75,478)
(381,326)	173,619	(234,641)	(45,007)
(9,364,349)	(15,972,948)	(22,663,056)	(3,422,835)
18,409,678	(29,856,411)	3,209,933	(1,634,322)

81,162,856	111,019,267	116,800,380	118,434,702
$99,572,534	$81,162,856	$120,010,313	$116,800,380

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Disciplined Growth Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$76,831	$1,324,014
Net realized gain (loss)	93,484,305	15,787,087
Net change in unrealized appreciation (depreciation)	(32,540,319)	49,887,218
Net increase (decrease) in net assets resulting from operations	61,020,817	66,998,319
Distributions to shareholders (Note 2):
Class I	(1,624,765)	(4,066,618)
Class R5	(4,826,119)	(10,651,101)
Service Class	(1,123,937)	(3,510,848)
Administrative Class	(1,558,139)	(4,502,486)
Class A	(1,133,688)	(3,558,796)
Class R4	(1,039,743)	(3,012,939)
Class R3	(248,888)	(622,111)
Total distributions	(11,555,279)	(29,924,899)
Net fund share transactions (Note 5):
Class I	(10,738,871)	2,527,124
Class R5	(12,382,678)	(12,423,986)
Service Class	(5,172,127)	(10,042,051)
Administrative Class	(7,796,715)	(6,249,077)
Class A	(6,616,967)	(5,224,452)
Class R4	(20,840,548)	554,847
Class R3	(2,151,560)	(1,231,292)
Increase (decrease) in net assets from fund share transactions	(65,699,466)	(32,088,887)
Total increase (decrease) in net assets	(16,233,928)	4,984,533
Net assets
Beginning of year	262,488,681	257,504,148
End of year	$246,254,753	$262,488,681

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund		MassMutual Global Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$504,184	$1,192,338	$(1,711,008)	$(566,185)
32,725,919	16,322,661	35,327,407	17,565,691
76,358,450	(14,216,827)	60,583,247	43,925,160
109,588,553	3,298,172	94,199,646	60,924,666

(3,764,337)	(319,615)	(4,141,170)	(704,508)
(8,238,297)	(868,871)	(6,060,786)	(889,589)
(1,528,937)	(121,119)	(336,406)	(46,110)
(1,730,097)	(120,787)	(4,196,349)	(520,255)
(3,793,992)	(240,626)	(1,270,495)	(96,678)
(881,116)	(53,838)	(507,173)	(37,330)
(478,467)	(41,924)	(540,776)	(33,038)
(20,415,243)	(1,766,780)	(17,053,155)	(2,327,508)

27,209,426	3,750,962	4,382,095	(8,188,470)
9,323,960	31,631,154	(11,981,787)	(7,862,395)
833,952	(277,871)	178,731	(1,349,526)
681,127	(2,309,215)	(11,341,827)	(11,808,341)
(3,111,884)	(8,630,606)	(8,962,168)	(6,273,139)
2,320,602	(1,391,345)	4,831,165	(242,789)
1,388,860	(2,622,730)	1,689,495	(2,025,307)
38,646,043	20,150,349	(21,204,296)	(37,749,967)
127,819,353	21,681,741	55,942,195	20,847,191

225,948,980	204,267,239	315,276,444	294,429,253
$353,768,333	$225,948,980	$371,218,639	$315,276,444

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual International Equity Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,160,396	$370,313
Net realized gain (loss)	15,303,576	72,163,422
Net change in unrealized appreciation (depreciation)	13,893,738	(40,628,603)
Net increase (decrease) in net assets resulting from operations	31,357,710	31,905,132
Distributions to shareholders (Note 2):
Class I	(36,392,504)	(5,748,906)
Class R5	(21,915,668)	(3,666,648)
Service Class	(1,504,920)	(339,316)
Administrative Class	(1,216,848)	(208,684)
Class A	(7,088,870)	(760,247)
Class R4	(756,235)	(173,825)
Class R3	(861,510)	(178,640)
Total distributions	(69,736,555)	(11,076,266)
Net fund share transactions (Note 5):
Class I	13,818,712	(64,531,410)
Class R5	1,150,924	(39,999,853)
Service Class	(284,454)	(5,596,696)
Administrative Class	(491,326)	(2,311,502)
Class A	(940,117)	(4,918,009)
Class R4	129,679	(3,192,959)
Class R3	338,450	(3,367,017)
Increase (decrease) in net assets from fund share transactions	13,721,868	(123,917,446)
Total increase (decrease) in net assets	(24,656,977)	(103,088,580)
Net assets
Beginning of year	188,889,993	291,978,573
End of year	$164,233,016	$188,889,993

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund
Year Ended September 30, 2021	Year Ended September 30, 2020

$434,711	$169,245
22,083,910	476,390
5,667,502	5,113,197
28,186,123	5,758,832

(2,772,142)	(13,661,324)
(51,087)	(365,359)
(38,555)	(41,689)
(16,503)	(79,749)
(34,506)	(90,537)
(21,224)	(112,016)
(17,356)	(60,918)
(2,951,373)	(14,411,592)

(35,988,590)	36,043,075
(919,812)	(1,169,915)
(579,986)	2,095,511
(99,310)	49,690
(1,809,172)	1,149,943
(960,985)	(88,054)
2,130	222,204
(40,355,725)	38,302,454
(15,120,975)	29,649,694

180,250,987	150,601,293
$165,130,012	$180,250,987

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual U.S. Government Money Market Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class R5
9/30/21	$ 1.00	$ (0.00)[d]	$ 0.00[d]	$ 0.00[d]	$ —	$ —	$ —	$ 1.00	0.00%[e]	$ 235,578	0.51%	0.07%	0.00%[e]
9/30/20	1.00	0.01	0.00[d]	0.01	(0.01)	—	(0.01)	1.00	0.56%	277,991	0.51%	0.40%	0.59%
9/30/19	1.00	0.02	0.00[d]	0.02	(0.02)	(0.00)[d]	(0.02)	1.00	1.85%	333,574	0.52%	N/A	1.83%
9/30/18	1.00	0.01	0.00[d]	0.01	(0.01)	(0.00)[d]	(0.01)	1.00	1.08%	339,551	0.50%	N/A	1.04%
9/30/17	1.00	0.00[d]	0.00[d]	0.00[d]	(0.00)[d]	—	(0.00)[d]	1.00	0.23%	352,317	0.52%	0.51%	0.22%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 10.09	$ 0.24	$ 0.22	$ 0.46	$ (0.45)	$ —	$ (0.45)	$ 10.10	4.69%	$ 211,826	0.44%	2.41%
9/30/20	10.31	0.34	(0.21)	0.13	(0.35)	—	(0.35)	10.09	1.26%	189,805	0.42%	3.41%
9/30/19	10.30	0.32	0.08	0.40	(0.39)	—	(0.39)	10.31	4.05%	204,282	0.43%	3.13%
9/30/18	10.40	0.27	(0.10)	0.17	(0.27)	—	(0.27)	10.30	1.65%	163,465	0.39%	2.64%
9/30/17	10.39	0.23	0.03	0.26	(0.25)	—	(0.25)	10.40	2.57%	299,768	0.40%	2.20%
Class R5
9/30/21	$ 10.12	$ 0.24	$ 0.21	$ 0.45	$ (0.44)	$ —	$ (0.44)	$ 10.13	4.56%	$ 66,938	0.54%	2.34%
9/30/20	10.34	0.33	(0.21)	0.12	(0.34)	—	(0.34)	10.12	1.15%	110,813	0.52%	3.31%
9/30/19	10.33	0.31	0.08	0.39	(0.38)	—	(0.38)	10.34	3.92%	158,895	0.53%	3.03%
9/30/18	10.42	0.26	(0.09)	0.17	(0.26)	—	(0.26)	10.33	1.63%	135,411	0.49%	2.55%
9/30/17	10.42	0.22	0.02	0.24	(0.24)	—	(0.24)	10.42	2.36%	155,172	0.50%	2.09%
Service Class
9/30/21	$ 10.04	$ 0.23	$ 0.21	$ 0.44	$ (0.42)	$ —	$ (0.42)	$ 10.06	4.51%	$ 16,282	0.64%	2.25%
9/30/20	10.26	0.32	(0.22)	0.10	(0.32)	—	(0.32)	10.04	1.00%	38,559	0.62%	3.19%
9/30/19	10.25	0.30	0.08	0.38	(0.37)	—	(0.37)	10.26	3.82%	51,201	0.63%	2.92%
9/30/18	10.35	0.25	(0.10)	0.15	(0.25)	—	(0.25)	10.25	1.50%	72,408	0.59%	2.45%
9/30/17	10.35	0.21	0.02	0.23	(0.23)	—	(0.23)	10.35	2.24%	75,544	0.60%	2.00%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	72%	37%	55%	68%	72%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 10.00	$ 0.21	$ 0.22	$ 0.43	$ (0.42)	$ —	$ (0.42)	$ 10.01	4.40%	$ 16,920	0.74%	2.16%
9/30/20	10.22	0.31	(0.21)	0.10	(0.32)	—	(0.32)	10.00	0.94%	27,628	0.72%	3.12%
9/30/19	10.21	0.29	0.08	0.37	(0.36)	—	(0.36)	10.22	3.76%	31,270	0.73%	2.83%
9/30/18	10.31	0.24	(0.10)	0.14	(0.24)	—	(0.24)	10.21	1.35%	34,342	0.69%	2.37%
9/30/17	10.30	0.19	0.04	0.23	(0.22)	—	(0.22)	10.31	2.24%	28,771	0.70%	1.89%
Class A
9/30/21	$ 9.92	$ 0.19	$ 0.21	$ 0.40	$ (0.39)	$ —	$ (0.39)	$ 9.93	4.15%	$ 36,186	0.99%	1.90%
9/30/20	10.14	0.28	(0.21)	0.07	(0.29)	—	(0.29)	9.92	0.71%	41,913	0.97%	2.87%
9/30/19	10.14	0.26	0.08	0.34	(0.34)	—	(0.34)	10.14	3.44%	55,315	0.98%	2.58%
9/30/18	10.24	0.21	(0.10)	0.11	(0.21)	—	(0.21)	10.14	1.10%	53,188	0.94%	2.11%
9/30/17	10.23	0.16	0.04	0.20	(0.19)	—	(0.19)	10.24	2.00%	50,893	0.95%	1.62%
Class R4
9/30/21	$ 10.05	$ 0.20	$ 0.22	$ 0.42	$ (0.40)	$ —	$ (0.40)	$ 10.07	4.30%	$ 11,743	0.89%	1.97%
9/30/20	10.27	0.29	(0.21)	0.08	(0.30)	—	(0.30)	10.05	0.79%	11,525	0.87%	2.96%
9/30/19	10.26	0.27	0.08	0.35	(0.34)	—	(0.34)	10.27	3.57%	12,494	0.88%	2.67%
9/30/18	10.36	0.23	(0.11)	0.12	(0.22)	—	(0.22)	10.26	1.21%	13,691	0.84%	2.21%
9/30/17	10.36	0.18	0.03	0.21	(0.21)	—	(0.21)	10.36	2.05%	13,693	0.85%	1.75%
Class R3
9/30/21	$ 9.98	$ 0.17	$ 0.22	$ 0.39	$ (0.38)	$ —	$ (0.38)	$ 9.99	4.04%	$ 11,652	1.14%	1.70%
9/30/20	10.20	0.27	(0.22)	0.05	(0.27)	—	(0.27)	9.98	0.53%	7,737	1.12%	2.72%
9/30/19	10.20	0.24	0.09	0.33	(0.33)	—	(0.33)	10.20	3.29%	7,040	1.13%	2.43%
9/30/18	10.30	0.20	(0.10)	0.10	(0.20)	—	(0.20)	10.20	0.97%	7,980	1.09%	1.97%
9/30/17	10.31	0.15	0.03	0.18	(0.19)	—	(0.19)	10.30	1.79%	6,689	1.10%	1.50%

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Class I
9/30/21	$ 11.40	$ 0.19	$ 0.48	$ 0.67	$ (0.12)	$ (0.49)	$ (0.61)	$ 11.46	6.12%	$ 187,579	0.47%	0.47%[n]	0.47%[n]	1.73%
9/30/20	10.59	0.20	0.83	1.03	(0.22)	—	(0.22)	11.40	9.93%	176,809	0.47%	0.47%[n]	0.47%[n]	1.86%
9/30/19	10.24	0.25	0.42	0.67	(0.32)	—	(0.32)	10.59	6.80%	154,260	0.50%	0.49%	0.46%	2.40%
9/30/18	10.46	0.34	(0.26)	0.08	(0.30)	—	(0.30)	10.24	0.74%	133,153	1.74%	1.71%	0.45%	3.33%
9/30/17	10.79	0.23	(0.27)	(0.04)	(0.29)	—	(0.29)	10.46	(0.32%)	98,194	1.26%	1.23%	0.45%	2.24%
Class R5
9/30/21	$ 11.41	$ 0.18	$ 0.48	$ 0.66	$ (0.11)	$ (0.49)	$ (0.60)	$ 11.47	6.01%	$ 93,318	0.57%	0.57%[n]	0.57%[n]	1.63%
9/30/20	10.59	0.19	0.84	1.03	(0.21)	—	(0.21)	11.41	9.92%	86,369	0.57%	0.57%[n]	0.57%[n]	1.75%
9/30/19	10.24	0.24	0.42	0.66	(0.31)	—	(0.31)	10.59	6.68%	73,365	0.60%	0.59%	0.56%	2.30%
9/30/18	10.46	0.34	(0.27)	0.07	(0.29)	—	(0.29)	10.24	0.63%	60,121	1.84%	1.81%	0.55%	3.29%
9/30/17	10.80	0.22	(0.28)	(0.06)	(0.28)	—	(0.28)	10.46	(0.51%)	60,155	1.36%	1.33%	0.55%	2.07%
Service Class
9/30/21	$ 11.37	$ 0.17	$ 0.47	$ 0.64	$ (0.10)	$ (0.49)	$ (0.59)	$ 11.42	5.84%	$ 55,836	0.67%	0.67%[n]	0.67%[n]	1.53%
9/30/20	10.55	0.18	0.84	1.02	(0.20)	—	(0.20)	11.37	9.82%	54,729	0.67%	0.67%[n]	0.67%[n]	1.66%
9/30/19	10.20	0.22	0.43	0.65	(0.30)	—	(0.30)	10.55	6.60%	50,873	0.71%	0.70%	0.67%	2.17%
9/30/18	10.42	0.32	(0.27)	0.05	(0.27)	—	(0.27)	10.20	0.51%	50,449	1.94%	1.91%	0.65%	3.16%
9/30/17	10.76	0.21	(0.29)	(0.08)	(0.26)	—	(0.26)	10.42	(0.63%)	57,719	1.46%	1.43%	0.65%	2.00%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	100%	110%	42%	62%	25%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
p

Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Administrative Class
9/30/21	$ 11.49	$ 0.16	$ 0.48	$ 0.64	$ (0.09)	$ (0.49)	$ (0.58)	$ 11.55	5.74%	$ 14,073	0.77%	0.77%[n]	0.77%[n]	1.42%
9/30/20	10.66	0.17	0.85	1.02	(0.19)	—	(0.19)	11.49	9.70%	15,288	0.77%	0.77%[n]	0.77%[n]	1.56%
9/30/19	10.30	0.21	0.44	0.65	(0.29)	—	(0.29)	10.66	6.53%	16,168	0.80%	0.79%	0.76%	2.03%
9/30/18	10.53	0.31	(0.28)	0.03	(0.26)	—	(0.26)	10.30	0.31%	14,744	2.04%	2.01%	0.75%	3.02%
9/30/17	10.86	0.20	(0.27)	(0.07)	(0.26)	—	(0.26)	10.53	(0.58%)	14,519	1.56%	1.53%	0.75%	1.94%
Class A
9/30/21	$ 11.19	$ 0.12	$ 0.48	$ 0.60	$ (0.07)	$ (0.49)	$ (0.56)	$ 11.23	5.54%	$ 13,244	1.02%	1.02%[n]	1.02%[n]	1.12%
9/30/20	10.39	0.14	0.82	0.96	(0.16)	—	(0.16)	11.19	9.42%	22,018	1.02%	1.02%[n]	1.02%[n]	1.30%
9/30/19	10.05	0.18	0.42	0.60	(0.26)	—	(0.26)	10.39	6.16%	16,136	1.06%	1.05%	1.02%	1.78%
9/30/18	10.27	0.28	(0.26)	0.02	(0.24)	—	(0.24)	10.05	0.16%	20,582	2.29%	2.26%	1.00%	2.80%
9/30/17	10.60	0.17	(0.27)	(0.10)	(0.23)	—	(0.23)	10.27	(0.92%)	22,180	1.81%	1.78%	1.00%	1.67%
Class R4
9/30/21	$ 11.12	$ 0.14	$ 0.47	$ 0.61	$ (0.08)	$ (0.49)	$ (0.57)	$ 11.16	5.65%	$ 5,234	0.92%	0.92%[n]	0.92%[n]	1.31%
9/30/20	10.33	0.15	0.82	0.97	(0.18)	—	(0.18)	11.12	9.51%	4,358	0.92%	0.92%[n]	0.92%[n]	1.40%
9/30/19	10.00	0.19	0.42	0.61	(0.28)	—	(0.28)	10.33	6.27%	6,949	0.96%	0.95%	0.92%	1.95%
9/30/18	10.22	0.29	(0.26)	0.03	(0.25)	—	(0.25)	10.00	0.31%	6,840	2.19%	2.16%	0.90%	2.87%
9/30/17	10.57	0.18	(0.28)	(0.10)	(0.25)	—	(0.25)	10.22	(0.84%)	6,231	1.71%	1.68%	0.90%	1.78%
Class R3
9/30/21	$ 11.12	$ 0.11	$ 0.47	$ 0.58	$ (0.04)	$ (0.49)	$ (0.53)	$ 11.17	5.40%	$ 2,940	1.17%	1.17%[n]	1.17%[n]	1.02%
9/30/20	10.33	0.12	0.82	0.94	(0.15)	—	(0.15)	11.12	9.20%	3,256	1.17%	1.17%[n]	1.17%[n]	1.16%
9/30/19	9.99	0.17	0.41	0.58	(0.24)	—	(0.24)	10.33	6.03%	4,297	1.21%	1.20%	1.17%	1.68%
9/30/18	10.22	0.27	(0.27)	0.00[d]	(0.23)	—	(0.23)	9.99	0.03%	4,569	2.44%	2.41%	1.15%	2.69%
9/30/17	10.57	0.16	(0.27)	(0.11)	(0.24)	—	(0.24)	10.22	(1.00%)	4,686	1.97%	1.94%	1.16%	1.54%

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 11.64	$ 0.27	$ 0.11	$ 0.38	$ (0.43)	$ (0.26)	$ (0.69)	$ 11.33	3.31%	$ 679,036	0.42%	2.39%
9/30/20	11.33	0.37	0.32	0.69	(0.38)	—	(0.38)	11.64	6.28%	786,360	0.42%	3.27%
9/30/19	10.66	0.37	0.66	1.03	(0.36)	—	(0.36)	11.33	9.98%	847,736	0.43%	3.42%
9/30/18	11.04	0.34	(0.39)	(0.05)	(0.33)	—	(0.33)	10.66	(0.46%)	695,501	0.42%	3.19%
9/30/17	11.26	0.29	(0.15)	0.14	(0.36)	—	(0.36)	11.04	1.41%	546,975	0.42%	2.70%
Class R5
9/30/21	$ 11.68	$ 0.26	$ 0.11	$ 0.37	$ (0.42)	$ (0.26)	$ (0.68)	$ 11.37	3.19%	$ 306,648	0.52%	2.29%
9/30/20	11.37	0.36	0.32	0.68	(0.37)	—	(0.37)	11.68	6.16%	316,359	0.52%	3.17%
9/30/19	10.69	0.36	0.67	1.03	(0.35)	—	(0.35)	11.37	9.92%	317,805	0.53%	3.32%
9/30/18	11.07	0.33	(0.39)	(0.06)	(0.32)	—	(0.32)	10.69	(0.57%)	294,370	0.52%	3.07%
9/30/17	11.29	0.28	(0.15)	0.13	(0.35)	—	(0.35)	11.07	1.30%	358,319	0.52%	2.58%
Service Class
9/30/21	$ 11.60	$ 0.25	$ 0.10	$ 0.35	$ (0.39)	$ (0.26)	$ (0.65)	$ 11.30	3.11%	$ 58,047	0.62%	2.19%
9/30/20	11.29	0.35	0.31	0.66	(0.35)	—	(0.35)	11.60	6.06%	83,876	0.62%	3.08%
9/30/19	10.63	0.35	0.64	0.99	(0.33)	—	(0.33)	11.29	9.67%	86,988	0.63%	3.22%
9/30/18	11.01	0.32	(0.39)	(0.07)	(0.31)	—	(0.31)	10.63	(0.66%)	101,502	0.62%	2.98%
9/30/17	11.22	0.27	(0.15)	0.12	(0.33)	—	(0.33)	11.01	1.24%	100,903	0.62%	2.51%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	256%	231%	261%	140%	213%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 11.51	$ 0.24	$ 0.10	$ 0.34	$ (0.40)	$ (0.26)	$ (0.66)	$ 11.19	2.97%	$ 55,178	0.72%	2.11%
9/30/20	11.21	0.33	0.32	0.65	(0.35)	—	(0.35)	11.51	5.94%	76,597	0.72%	2.97%
9/30/19	10.55	0.33	0.66	0.99	(0.33)	—	(0.33)	11.21	9.65%	67,239	0.73%	3.13%
9/30/18	10.92	0.31	(0.38)	(0.07)	(0.30)	—	(0.30)	10.55	(0.70%)	69,478	0.72%	2.88%
9/30/17	11.14	0.26	(0.15)	0.11	(0.33)	—	(0.33)	10.92	1.11%	71,425	0.72%	2.38%
Class A
9/30/21	$ 11.40	$ 0.21	$ 0.09	$ 0.30	$ (0.35)	$ (0.26)	$ (0.61)	$ 11.09	2.70%	$ 57,351	0.97%	1.83%
9/30/20	11.10	0.30	0.32	0.62	(0.32)	—	(0.32)	11.40	5.70%	58,572	0.97%	2.72%
9/30/19	10.45	0.30	0.65	0.95	(0.30)	—	(0.30)	11.10	9.32%	97,070	0.98%	2.87%
9/30/18	10.82	0.28	(0.38)	(0.10)	(0.27)	—	(0.27)	10.45	(1.00%)	106,562	0.97%	2.63%
9/30/17	11.03	0.23	(0.15)	0.08	(0.29)	—	(0.29)	10.82	0.87%	114,317	0.97%	2.13%
Class R4
9/30/21	$ 11.33	$ 0.21	$ 0.10	$ 0.31	$ (0.37)	$ (0.26)	$ (0.63)	$ 11.01	2.82%	$ 8,557	0.87%	1.95%
9/30/20	11.04	0.31	0.31	0.62	(0.33)	—	(0.33)	11.33	5.80%	10,444	0.87%	2.80%
9/30/19	10.39	0.31	0.64	0.95	(0.30)	—	(0.30)	11.04	9.47%	14,011	0.88%	2.98%
9/30/18	10.78	0.29	(0.39)	(0.10)	(0.29)	—	(0.29)	10.39	(0.97%)	10,624	0.87%	2.72%
9/30/17	11.00	0.24	(0.14)	0.10	(0.32)	—	(0.32)	10.78	1.03%	14,811	0.87%	2.23%
Class R3
9/30/21	$ 11.63	$ 0.19	$ 0.10	$ 0.29	$ (0.32)	$ (0.26)	$ (0.58)	$ 11.34	2.54%	$ 352	1.12%	1.70%
9/30/20	11.34	0.29	0.32	0.61	(0.32)	—	(0.32)	11.63	5.54%	867	1.12%	2.57%
9/30/19	10.67	0.29	0.67	0.96	(0.29)	—	(0.29)	11.34	9.24%	1,225	1.13%	2.72%
9/30/18	11.02	0.27	(0.39)	(0.12)	(0.23)	—	(0.23)	10.67	(1.13%)	803	1.12%	2.49%
9/30/17	11.25	0.22	(0.16)	0.06	(0.29)	—	(0.29)	11.02	0.64%	828	1.12%	1.99%

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 11.51	$ 0.32	$ 0.33	$ 0.65	$ (0.46)	$ (0.37)	$ (0.83)	$ 11.33	5.89%	$ 111,411	0.52%	N/A	2.85%
9/30/20	11.28	0.39	0.20	0.59	(0.36)	(0.00)[d]	(0.36)	11.51	5.43%	97,183	0.51%	N/A	3.54%
9/30/19	10.59	0.38	0.64	1.02	(0.33)	—	(0.33)	11.28	9.98%	60,965	0.55%	0.55%[n]	3.54%
9/30/18	10.97	0.35	(0.41)	(0.06)	(0.32)	—	(0.32)	10.59	(0.55%)	21,746	0.50%	0.50%[n]	3.33%
9/30/17	11.01	0.31	(0.09)	0.22	(0.26)	—	(0.26)	10.97	2.16%	27,548	0.51%	0.51%[n]	2.87%
Class R5
9/30/21	$ 10.58	$ 0.28	$ 0.31	$ 0.59	$ (0.45)	$ (0.37)	$ (0.82)	$ 10.35	5.79%	$ 80,079	0.62%	N/A	2.75%
9/30/20	10.40	0.35	0.18	0.53	(0.35)	(0.00)[d]	(0.35)	10.58	5.30%	78,289	0.61%	N/A	3.46%
9/30/19	9.78	0.34	0.60	0.94	(0.32)	—	(0.32)	10.40	9.99%	109,659	0.65%	0.65%[n]	3.46%
9/30/18	10.16	0.32	(0.39)	(0.07)	(0.31)	—	(0.31)	9.78	(0.69%)	98,402	0.60%	0.60%[n]	3.24%
9/30/17	10.22	0.28	(0.09)	0.19	(0.25)	—	(0.25)	10.16	2.02%	88,740	0.61%	0.61%[n]	2.76%
Service Class
9/30/21	$ 10.73	$ 0.28	$ 0.31	$ 0.59	$ (0.44)	$ (0.37)	$ (0.81)	$ 10.51	5.71%	$ 11,853	0.72%	N/A	2.66%
9/30/20	10.54	0.35	0.18	0.53	(0.34)	(0.00)[d]	(0.34)	10.73	5.20%	12,067	0.71%	N/A	3.36%
9/30/19	9.91	0.33	0.61	0.94	(0.31)	—	(0.31)	10.54	9.80%	12,976	0.75%	0.75%[n]	3.35%
9/30/18	10.28	0.31	(0.38)	(0.07)	(0.30)	—	(0.30)	9.91	(0.69%)	18,946	0.70%	0.70%[n]	3.14%
9/30/17	10.34	0.27	(0.09)	0.18	(0.24)	—	(0.24)	10.28	1.89%	16,047	0.71%	0.71%[n]	2.65%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	192%	186%	236%	142%	207%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 10.71	$ 0.27	$ 0.30	$ 0.57	$ (0.42)	$ (0.37)	$ (0.79)	$ 10.49	5.52%	$ 12,621	0.82%	N/A	2.57%
9/30/20	10.52	0.34	0.18	0.52	(0.33)	(0.00)[d]	(0.33)	10.71	5.10%	17,108	0.81%	N/A	3.25%
9/30/19	9.88	0.32	0.62	0.94	(0.30)	—	(0.30)	10.52	9.79%	21,870	0.85%	0.85%[n]	3.25%
9/30/18	10.25	0.30	(0.38)	(0.08)	(0.29)	—	(0.29)	9.88	(0.83%)	27,039	0.80%	0.80%[n]	3.03%
9/30/17	10.31	0.26	(0.09)	0.17	(0.23)	—	(0.23)	10.25	1.78%	26,601	0.81%	0.81%[n]	2.54%
Class A
9/30/21	$ 10.69	$ 0.24	$ 0.30	$ 0.54	$ (0.37)	$ (0.37)	$ (0.74)	$ 10.49	5.23%	$ 9,381	1.07%	N/A	2.33%
9/30/20	10.48	0.31	0.20	0.51	(0.30)	(0.00)[d]	(0.30)	10.69	4.96%	14,756	1.06%	N/A	2.99%
9/30/19	9.85	0.30	0.60	0.90	(0.27)	—	(0.27)	10.48	9.45%	28,973	1.10%	1.10%[n]	3.01%
9/30/18	10.23	0.28	(0.40)	(0.12)	(0.26)	—	(0.26)	9.85	(1.17%)	32,456	1.05%	1.05%[n]	2.78%
9/30/17	10.28	0.23	(0.07)	0.16	(0.21)	—	(0.21)	10.23	1.63%	34,137	1.06%	1.06%[n]	2.30%
Class R4
9/30/21	$ 10.57	$ 0.25	$ 0.29	$ 0.54	$ (0.41)	$ (0.37)	$ (0.78)	$ 10.33	5.35%	$ 5,253	0.97%	N/A	2.42%
9/30/20	10.38	0.32	0.19	0.51	(0.32)	(0.00)[d]	(0.32)	10.57	5.05%	6,233	0.96%	N/A	3.10%
9/30/19	9.78	0.31	0.59	0.90	(0.30)	—	(0.30)	10.38	9.49%	6,925	1.00%	1.00%[n]	3.12%
9/30/18	10.16	0.28	(0.38)	(0.10)	(0.28)	—	(0.28)	9.78	(1.01%)	4,730	0.95%	0.95%[n]	2.87%
9/30/17	10.22	0.24	(0.07)	0.17	(0.23)	—	(0.23)	10.16	1.77%	5,032	0.96%	0.96%[n]	2.41%
Class R3
9/30/21	$ 10.53	$ 0.22	$ 0.30	$ 0.52	$ (0.38)	$ (0.37)	$ (0.75)	$ 10.30	5.14%	$ 3,255	1.22%	N/A	2.16%
9/30/20	10.34	0.29	0.17	0.46	(0.27)	(0.00)[d]	(0.27)	10.53	4.61%	3,881	1.21%	N/A	2.85%
9/30/19	9.72	0.28	0.60	0.88	(0.26)	—	(0.26)	10.34	9.35%	3,553	1.25%	1.25%[n]	2.85%
9/30/18	10.10	0.26	(0.38)	(0.12)	(0.26)	—	(0.26)	9.72	(1.24%)	4,530	1.20%	1.20%[n]	2.64%
9/30/17	10.19	0.22	(0.09)	0.13	(0.22)	—	(0.22)	10.10	1.41%	3,869	1.21%	1.21%[n]	2.18%

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 8.63	$ 0.49	$ 0.70	$ 1.19	$ (0.48)	$ —	$ (0.48)	$ 9.34	14.20%	$ 351,942	0.54%	N/A	5.50%
9/30/20	9.21	0.50	(0.52)	(0.02)	(0.56)	—	(0.56)	8.63	(0.28%)	375,807	0.53%	N/A	5.79%
9/30/19	9.27	0.56	(0.10)	0.46	(0.52)	—	(0.52)	9.21	5.45%	326,836	0.54%	0.54%[n]	6.31%
9/30/18	9.62	0.58	(0.33)	0.25	(0.60)	—	(0.60)	9.27	2.78%	382,927	0.54%	0.54%[n]	6.32%
9/30/17	9.29	0.62	0.28	0.90	(0.57)	—	(0.57)	9.62	10.22%	242,645	0.54%	0.54%[n]	6.63%
Class R5
9/30/21	$ 8.68	$ 0.49	$ 0.70	$ 1.19	$ (0.47)	$ —	$ (0.47)	$ 9.40	14.13%	$ 46,518	0.64%	N/A	5.39%
9/30/20	9.25	0.49	(0.51)	(0.02)	(0.55)	—	(0.55)	8.68	(0.28%)	49,116	0.63%	N/A	5.69%
9/30/19	9.31	0.56	(0.11)	0.45	(0.51)	—	(0.51)	9.25	5.29%	41,369	0.64%	0.64%[n]	6.23%
9/30/18	9.66	0.57	(0.33)	0.24	(0.59)	—	(0.59)	9.31	2.65%	43,613	0.64%	0.64%[n]	6.20%
9/30/17	9.33	0.61	0.28	0.89	(0.56)	—	(0.56)	9.66	10.08%	55,628	0.64%	0.64%[n]	6.54%
Service Class
9/30/21	$ 8.67	$ 0.48	$ 0.70	$ 1.18	$ (0.46)	$ —	$ (0.46)	$ 9.39	14.00%	$ 29,097	0.74%	N/A	5.31%
9/30/20	9.25	0.48	(0.52)	(0.04)	(0.54)	—	(0.54)	8.67	(0.48%)	33,897	0.73%	N/A	5.58%
9/30/19	9.31	0.55	(0.11)	0.44	(0.50)	—	(0.50)	9.25	5.20%	49,174	0.74%	0.74%[n]	6.13%
9/30/18	9.66	0.56	(0.33)	0.23	(0.58)	—	(0.58)	9.31	2.55%	45,296	0.74%	0.74%[n]	6.11%
9/30/17	9.33	0.60	0.28	0.88	(0.55)	—	(0.55)	9.66	9.93%	49,581	0.74%	0.74%[n]	6.45%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	68%	79%	54%	38%	70%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 8.53	$ 0.46	$ 0.68	$ 1.14	$ (0.45)	$ —	$ (0.45)	$ 9.22	13.79%	$ 23,211	0.84%	N/A	5.20%
9/30/20	9.10	0.47	(0.51)	(0.04)	(0.53)	—	(0.53)	8.53	(0.55%)	23,549	0.83%	N/A	5.49%
9/30/19	9.16	0.53	(0.10)	0.43	(0.49)	—	(0.49)	9.10	5.13%	25,980	0.84%	0.84%[n]	6.03%
9/30/18	9.51	0.55	(0.33)	0.22	(0.57)	—	(0.57)	9.16	2.49%	31,250	0.84%	0.84%[n]	6.01%
9/30/17	9.20	0.58	0.28	0.86	(0.55)	—	(0.55)	9.51	9.79%	32,889	0.84%	0.84%[n]	6.34%
Class A
9/30/21	$ 8.49	$ 0.44	$ 0.69	$ 1.13	$ (0.43)	$ —	$ (0.43)	$ 9.19	13.65%	$ 13,444	1.09%	N/A	4.97%
9/30/20	9.07	0.44	(0.50)	(0.06)	(0.52)	—	(0.52)	8.49	(0.81%)	24,556	1.08%	N/A	5.24%
9/30/19	9.13	0.51	(0.10)	0.41	(0.47)	—	(0.47)	9.07	4.89%	31,392	1.09%	1.09%[n]	5.77%
9/30/18	9.49	0.52	(0.33)	0.19	(0.55)	—	(0.55)	9.13	2.10%	27,393	1.09%	1.09%[n]	5.76%
9/30/17	9.17	0.56	0.28	0.84	(0.52)	—	(0.52)	9.49	9.63%	29,357	1.09%	1.09%[n]	6.09%
Class R4
9/30/21	$ 8.38	$ 0.44	$ 0.68	$ 1.12	$ (0.44)	$ —	$ (0.44)	$ 9.06	13.73%	$ 39,125	0.99%	N/A	5.05%
9/30/20	8.97	0.45	(0.51)	(0.06)	(0.53)	—	(0.53)	8.38	(0.75%)	40,160	0.98%	N/A	5.34%
9/30/19	9.04	0.51	(0.10)	0.41	(0.48)	—	(0.48)	8.97	4.97%	47,055	0.99%	0.99%[n]	5.88%
9/30/18	9.40	0.53	(0.33)	0.20	(0.56)	—	(0.56)	9.04	2.30%	35,011	0.99%	0.99%[n]	5.87%
9/30/17	9.11	0.56	0.28	0.84	(0.55)	—	(0.55)	9.40	9.66%	30,611	0.99%	0.99%[n]	6.18%
Class R3
9/30/21	$ 8.60	$ 0.43	$ 0.69	$ 1.12	$ (0.41)	$ —	$ (0.41)	$ 9.31	13.41%	$ 33,334	1.24%	N/A	4.79%
9/30/20	9.17	0.44	(0.52)	(0.08)	(0.49)	—	(0.49)	8.60	(0.96%)	35,047	1.23%	N/A	5.09%
9/30/19	9.23	0.50	(0.10)	0.40	(0.46)	—	(0.46)	9.17	4.71%	42,509	1.24%	1.24%[n]	5.63%
9/30/18	9.60	0.51	(0.33)	0.18	(0.55)	—	(0.55)	9.23	2.04%	44,944	1.24%	1.24%[n]	5.62%
9/30/17	9.29	0.55	0.29	0.84	(0.53)	—	(0.53)	9.60	9.43%	36,626	1.24%	1.24%[n]	5.93%

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 12.40	$ 0.16	$ 2.21	$ 2.37	$ (0.21)	$ (0.22)	$ (0.43)	$ 14.34	19.60%	$ 54,692	0.69%	N/A	1.21%
9/30/20	12.07	0.21	0.90	1.11	(0.27)	(0.51)	(0.78)	12.40	9.49%	42,455	0.71%	N/A	1.75%
9/30/19	12.86	0.24	(0.09)aa	0.15	(0.22)	(0.72)	(0.94)	12.07	1.91%	31,567	0.76%	0.74%	2.06%
9/30/18	12.53	0.22	1.02	1.24	(0.24)	(0.67)	(0.91)	12.86	10.21%	11,637	0.70%	0.60%	1.79%
9/30/17	11.32	0.21	1.28	1.49	(0.22)	(0.06)	(0.28)	12.53	13.39%	8,270	0.68%	0.60%	1.76%
Class R5
9/30/21	$ 12.39	$ 0.15	$ 2.22	$ 2.37	$ (0.20)	$ (0.22)	$ (0.42)	$ 14.34	19.58%	$ 39,742	0.79%	N/A	1.10%
9/30/20	12.07	0.20	0.89	1.09	(0.26)	(0.51)	(0.77)	12.39	9.29%	42,199	0.81%	N/A	1.66%
9/30/19	12.85	0.23	(0.09)aa	0.14	(0.20)	(0.72)	(0.92)	12.07	1.88%	45,321	0.86%	0.83%	1.94%
9/30/18	12.53	0.21	1.01	1.22	(0.23)	(0.67)	(0.90)	12.85	10.01%	45,211	0.80%	0.70%	1.67%
9/30/17	11.32	0.20	1.28	1.48	(0.21)	(0.06)	(0.27)	12.53	13.27%	49,381	0.78%	0.70%	1.66%
Service Class
9/30/21	$ 13.12	$ 0.14	$ 2.35	$ 2.49	$ (0.19)	$ (0.22)	$ (0.41)	$ 15.20	19.40%	$ 10,330	0.89%	N/A	1.00%
9/30/20	12.73	0.19	0.95	1.14	(0.24)	(0.51)	(0.75)	13.12	9.22%	8,637	0.91%	N/A	1.56%
9/30/19	13.50	0.23	(0.09)aa	0.14	(0.19)	(0.72)	(0.91)	12.73	1.73%	6,045	0.96%	0.92%	1.84%
9/30/18	13.11	0.21	1.06	1.27	(0.21)	(0.67)	(0.88)	13.50	9.94%	7,243	0.90%	0.80%	1.58%
9/30/17	11.83	0.19	1.34	1.53	(0.19)	(0.06)	(0.25)	13.11	13.11%	6,978	0.88%	0.80%	1.54%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	343%	113%	161%	77%	108%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 12.44	$ 0.12	$ 2.23	$ 2.35	$ (0.18)	$ (0.22)	$ (0.40)	$ 14.39	19.30%	$ 7,411	0.99%	N/A	0.90%
9/30/20	12.11	0.17	0.90	1.07	(0.23)	(0.51)	(0.74)	12.44	9.13%	5,849	1.01%	N/A	1.44%
9/30/19	12.89	0.20	(0.09)aa	0.11	(0.17)	(0.72)	(0.89)	12.11	1.62%	6,981	1.06%	1.02%	1.73%
9/30/18	12.55	0.18	1.02	1.20	(0.19)	(0.67)	(0.86)	12.89	9.88%	8,129	1.00%	0.90%	1.47%
9/30/17	11.35	0.17	1.28	1.45	(0.19)	(0.06)	(0.25)	12.55	13.01%	9,413	0.98%	0.90%	1.46%
Class A
9/30/21	$ 12.03	$ 0.09	$ 2.16	$ 2.25	$ (0.15)	$ (0.22)	$ (0.37)	$ 13.91	19.07%	$ 20,919	1.24%	N/A	0.67%
9/30/20	11.74	0.14	0.86	1.00	(0.20)	(0.51)	(0.71)	12.03	8.80%	26,626	1.26%	N/A	1.21%
9/30/19	12.51	0.17	(0.08)aa	0.09	(0.14)	(0.72)	(0.86)	11.74	1.44%	26,981	1.31%	1.27%	1.49%
9/30/18	12.22	0.15	0.98	1.13	(0.17)	(0.67)	(0.84)	12.51	9.48%	30,517	1.25%	1.15%	1.22%
9/30/17	11.05	0.14	1.25	1.39	(0.16)	(0.06)	(0.22)	12.22	12.78%	32,637	1.23%	1.15%	1.21%
Class R4
9/30/21	$ 11.92	$ 0.10	$ 2.13	$ 2.23	$ (0.16)	$ (0.22)	$ (0.38)	$ 13.77	19.12%	$ 5,984	1.14%	N/A	0.76%
9/30/20	11.64	0.15	0.86	1.01	(0.22)	(0.51)	(0.73)	11.92	8.94%	2,994	1.16%	N/A	1.31%
9/30/19	12.42	0.18	(0.08)aa	0.10	(0.16)	(0.72)	(0.88)	11.64	1.52%	2,853	1.21%	1.17%	1.59%
9/30/18	12.15	0.16	0.97	1.13	(0.19)	(0.67)	(0.86)	12.42	9.58%	3,499	1.15%	1.05%	1.34%
9/30/17	10.99	0.15	1.24	1.39	(0.17)	(0.06)	(0.23)	12.15	12.88%	2,822	1.13%	1.05%	1.32%
Class R3
9/30/21	$ 11.85	$ 0.07	$ 2.11	$ 2.18	$ (0.12)	$ (0.22)	$ (0.34)	$ 13.69	18.81%	$ 12,390	1.39%	N/A	0.50%
9/30/20	11.57	0.12	0.85	0.97	(0.18)	(0.51)	(0.69)	11.85	8.66%	7,503	1.41%	N/A	1.06%
9/30/19	12.36	0.15	(0.08)aa	0.07	(0.14)	(0.72)	(0.86)	11.57	1.27%	7,236	1.46%	1.42%	1.35%
9/30/18	12.09	0.13	0.97	1.10	(0.16)	(0.67)	(0.83)	12.36	9.32%	8,002	1.40%	1.30%	1.08%
9/30/17	10.95	0.12	1.24	1.36	(0.16)	(0.06)	(0.22)	12.09	12.58%	7,251	1.38%	1.30%	1.08%

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 12.08	$ 0.22	$ 4.28	$ 4.50	$ (0.28)	$ —	$ (0.28)	$ 16.30	37.75%	$ 31,848	0.74%	1.46%
9/30/20	13.98	0.28	(1.16)	(0.88)	(0.31)	(0.71)	(1.02)	12.08	(7.26%)	20,650	0.72%	2.20%
9/30/19	17.06	0.28	(0.76)	(0.48)	(0.40)	(2.20)	(2.60)	13.98	(1.20%)	16,781	0.64%	2.03%
9/30/18	17.67	0.29	1.28	1.57	(0.36)	(1.82)	(2.18)	17.06	9.34%	19,546	0.57%	1.74%
9/30/17	16.05	0.31	2.40	2.71	(0.53)	(0.56)	(1.09)	17.67	17.36%	79,531	0.57%	1.87%
Class R5
9/30/21	$ 12.11	$ 0.21	$ 4.28	$ 4.49	$ (0.26)	$ —	$ (0.26)	$ 16.34	37.57%	$ 35,564	0.84%	1.39%
9/30/20	14.01	0.27	(1.17)	(0.90)	(0.29)	(0.71)	(1.00)	12.11	(7.34%)	32,418	0.82%	2.10%
9/30/19	17.09	0.27	(0.76)	(0.49)	(0.39)	(2.20)	(2.59)	14.01	(1.32%)	53,709	0.74%	1.92%
9/30/18	17.69	0.28	1.28	1.56	(0.34)	(1.82)	(2.16)	17.09	9.27%	59,987	0.67%	1.65%
9/30/17	16.06	0.30	2.40	2.70	(0.51)	(0.56)	(1.07)	17.69	17.31%	46,583	0.67%	1.78%
Service Class
9/30/21	$ 12.00	$ 0.19	$ 4.25	$ 4.44	$ (0.25)	$ —	$ (0.25)	$ 16.19	37.48%	$ 16,120	0.94%	1.27%
9/30/20	13.88	0.25	(1.16)	(0.91)	(0.26)	(0.71)	(0.97)	12.00	(7.46%)	11,618	0.92%	1.98%
9/30/19	16.95	0.25	(0.76)	(0.51)	(0.36)	(2.20)	(2.56)	13.88	(1.43%)	20,401	0.84%	1.82%
9/30/18	17.57	0.26	1.26	1.52	(0.32)	(1.82)	(2.14)	16.95	9.10%	50,102	0.77%	1.55%
9/30/17	15.95	0.28	2.39	2.67	(0.49)	(0.56)	(1.05)	17.57	17.19%	49,413	0.77%	1.65%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	189%	57%	53%	80%	102%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 12.28	$ 0.18	$ 4.35	$ 4.53	$ (0.24)	$ —	$ (0.24)	$ 16.57	37.32%	$ 1,652	1.04%	1.23%
9/30/20	14.20	0.24	(1.20)	(0.96)	(0.25)	(0.71)	(0.96)	12.28	(7.62%)	4,214	1.02%	1.88%
9/30/19	17.27	0.25	(0.76)	(0.51)	(0.36)	(2.20)	(2.56)	14.20	(1.46%)	5,731	0.94%	1.72%
9/30/18	17.86	0.25	1.29	1.54	(0.31)	(1.82)	(2.13)	17.27	9.02%	9,147	0.87%	1.46%
9/30/17	16.21	0.27	2.41	2.68	(0.47)	(0.56)	(1.03)	17.86	17.01%	5,970	0.87%	1.57%
Class A
9/30/21	$ 11.85	$ 0.14	$ 4.20	$ 4.34	$ (0.21)	$ —	$ (0.21)	$ 15.98	37.00%	$ 6,784	1.29%	0.93%
9/30/20	13.73	0.21	(1.15)	(0.94)	(0.23)	(0.71)	(0.94)	11.85	(7.77%)	5,569	1.27%	1.66%
9/30/19	16.78	0.20	(0.74)	(0.54)	(0.31)	(2.20)	(2.51)	13.73	(1.75%)	6,012	1.19%	1.48%
9/30/18	17.39	0.20	1.25	1.45	(0.24)	(1.82)	(2.06)	16.78	8.74%	8,886	1.12%	1.20%
9/30/17	15.82	0.22	2.36	2.58	(0.45)	(0.56)	(1.01)	17.39	16.74%	9,120	1.12%	1.32%
Class R4
9/30/21	$ 11.76	$ 0.15	$ 4.16	$ 4.31	$ (0.22)	$ —	$ (0.22)	$ 15.85	37.08%	$ 2,731	1.19%	1.06%
9/30/20	13.63	0.21	(1.13)	(0.92)	(0.24)	(0.71)	(0.95)	11.76	(7.70%)	2,707	1.17%	1.73%
9/30/19	16.67	0.22	(0.75)	(0.53)	(0.31)	(2.20)	(2.51)	13.63	(1.65%)	4,039	1.09%	1.58%
9/30/18	17.32	0.22	1.24	1.46	(0.29)	(1.82)	(2.11)	16.67	8.84%	6,428	1.02%	1.30%
9/30/17	15.77	0.24	2.36	2.60	(0.49)	(0.56)	(1.05)	17.32	16.94%	10,139	1.02%	1.43%
Class R3
9/30/21	$ 11.95	$ 0.12	$ 4.24	$ 4.36	$ (0.19)	$ —	$ (0.19)	$ 16.12	36.87%	$ 4,873	1.44%	0.79%
9/30/20	13.85	0.19	(1.17)	(0.98)	(0.21)	(0.71)	(0.92)	11.95	(7.98%)	3,988	1.42%	1.50%
9/30/19	16.90	0.18	(0.74)	(0.56)	(0.29)	(2.20)	(2.49)	13.85	(1.85%)	4,346	1.34%	1.33%
9/30/18	17.56	0.18	1.25	1.43	(0.27)	(1.82)	(2.09)	16.90	8.53%	4,196	1.27%	1.05%
9/30/17	15.92	0.20	2.38	2.58	(0.38)	(0.56)	(0.94)	17.56	16.62%	3,820	1.27%	1.18%

The accompanying notes are an integral part of the financial statements.

MassMutual Main Street Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 11.28	$ 0.11	$ 3.00	$ 3.11	$ (0.12)	$ (0.27)	$ (0.39)	$ 14.00	28.21%	$ 27,948	0.75%	0.84%
9/30/20	11.07	0.11	1.19	1.30	(0.13)	(0.96)	(1.09)	11.28	12.22%	30,273	0.74%	1.03%
9/30/19	12.04	0.14	0.30	0.44	(0.13)	(1.28)	(1.41)	11.07	5.60%	24,639	0.73%	1.29%
9/30/18	11.94	0.14	0.89	1.03	(0.14)	(0.79)	(0.93)	12.04	9.11%	24,123	0.71%	1.17%
9/30/17	10.42	0.16	1.81	1.97	(0.15)	(0.30)	(0.45)	11.94	19.50%	8,516	0.71%	1.40%
Class R5
9/30/21	$ 11.27	$ 0.10	$ 2.99	$ 3.09	$ (0.10)	$ (0.27)	$ (0.37)	$ 13.99	28.11%	$ 47,342	0.85%	0.74%
9/30/20	11.06	0.10	1.18	1.28	(0.11)	(0.96)	(1.07)	11.27	12.10%	45,358	0.84%	0.93%
9/30/19	12.03	0.13	0.29	0.42	(0.11)	(1.28)	(1.39)	11.06	5.47%	48,226	0.83%	1.19%
9/30/18	11.93	0.12	0.90	1.02	(0.13)	(0.79)	(0.92)	12.03	9.00%	67,695	0.81%	1.04%
9/30/17	10.41	0.15	1.81	1.96	(0.14)	(0.30)	(0.44)	11.93	19.40%	78,580	0.81%	1.36%
Service Class
9/30/21	$ 11.75	$ 0.08	$ 3.14	$ 3.22	$ (0.08)	$ (0.27)	$ (0.35)	$ 14.62	28.00%	$ 160	0.95%	0.62%
9/30/20	11.50	0.09	1.22	1.31	(0.10)	(0.96)	(1.06)	11.75	11.88%	182	0.94%	0.82%
9/30/19	12.44	0.12	0.32	0.44	(0.10)	(1.28)	(1.38)	11.50	5.38%	652	0.93%	1.08%
9/30/18	12.30	0.11	0.93	1.04	(0.11)	(0.79)	(0.90)	12.44	8.94%	738	0.91%	0.95%
9/30/17	10.71	0.15	1.85	2.00	(0.11)	(0.30)	(0.41)	12.30	19.21%	1,133	0.91%	1.28%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	46%	38%	55%	64%	35%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 11.25	$ 0.07	$ 3.00	$ 3.07	$ (0.08)	$ (0.27)	$ (0.35)	$ 13.97	27.91%	$ 24,389	1.05%	0.53%
9/30/20	11.05	0.08	1.17	1.25	(0.09)	(0.96)	(1.05)	11.25	11.79%	21,264	1.04%	0.73%
9/30/19	12.01	0.10	0.31	0.41	(0.09)	(1.28)	(1.37)	11.05	5.30%	24,458	1.03%	0.98%
9/30/18	11.91	0.10	0.89	0.99	(0.10)	(0.79)	(0.89)	12.01	8.79%	28,295	1.01%	0.84%
9/30/17	10.40	0.13	1.80	1.93	(0.12)	(0.30)	(0.42)	11.91	19.07%	30,996	1.01%	1.17%
Class A
9/30/21	$ 11.04	$ 0.04	$ 2.94	$ 2.98	$ (0.05)	$ (0.27)	$ (0.32)	$ 13.70	27.56%	$ 10,628	1.30%	0.31%
9/30/20	10.86	0.05	1.15	1.20	(0.06)	(0.96)	(1.02)	11.04	11.53%	12,086	1.29%	0.48%
9/30/19	11.83	0.08	0.29	0.37	(0.06)	(1.28)	(1.34)	10.86	5.01%	12,843	1.28%	0.74%
9/30/18	11.75	0.07	0.88	0.95	(0.08)	(0.79)	(0.87)	11.83	8.49%	14,495	1.26%	0.60%
9/30/17	10.26	0.10	1.79	1.89	(0.10)	(0.30)	(0.40)	11.75	18.88%	13,096	1.26%	0.90%
Class R4
9/30/21	$ 10.94	$ 0.05	$ 2.91	$ 2.96	$ (0.07)	$ (0.27)	$ (0.34)	$ 13.56	27.64%	$ 8,266	1.20%	0.38%
9/30/20	10.77	0.06	1.15	1.21	(0.08)	(0.96)	(1.04)	10.94	11.68%	6,418	1.19%	0.58%
9/30/19	11.75	0.09	0.29	0.38	(0.08)	(1.28)	(1.36)	10.77	5.08%	6,379	1.18%	0.83%
9/30/18	11.67	0.08	0.87	0.95	(0.08)	(0.79)	(0.87)	11.75	8.63%	6,394	1.16%	0.70%
9/30/17	10.22	0.11	1.78	1.89	(0.14)	(0.30)	(0.44)	11.67	19.02%	5,268	1.16%	0.99%
Class R3
9/30/21	$ 11.07	$ 0.02	$ 2.95	$ 2.97	$ (0.04)	$ (0.27)	$ (0.31)	$ 13.73	27.36%	$ 1,277	1.45%	0.14%
9/30/20	10.88	0.03	1.16	1.19	(0.04)	(0.96)	(1.00)	11.07	11.41%	1,219	1.44%	0.33%
9/30/19	11.85	0.06	0.30	0.36	(0.05)	(1.28)	(1.33)	10.88	4.87%	1,239	1.43%	0.61%
9/30/18	11.76	0.05	0.88	0.93	(0.05)	(0.79)	(0.84)	11.85	8.34%	1,813	1.41%	0.45%
9/30/17	10.30	0.08	1.79	1.87	(0.11)	(0.30)	(0.41)	11.76	18.69%	1,144	1.41%	0.74%

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 12.85	$ 0.04	$ 3.27	$ 3.31	$ (0.06)	$ (0.54)	$ (0.60)	$ 15.56	26.75%	$ 31,388	0.57%	0.26%
9/30/20	11.00	0.09	3.18	3.27	(0.11)	(1.31)	(1.42)	12.85	32.63%	35,702	0.56%	0.77%
9/30/19	14.37	0.10	(0.47)	(0.37)	(0.15)	(2.85)	(3.00)	11.00	0.99%	28,367	0.55%	0.89%
9/30/18	13.13	0.10	2.81	2.91	(0.12)	(1.55)	(1.67)	14.37	23.95%	30,279	0.52%	0.78%
9/30/17	11.69	0.13	2.30	2.43	(0.17)	(0.82)	(0.99)	13.13	22.32%	113,313	0.53%	1.09%
Class R5
9/30/21	$ 12.85	$ 0.02	$ 3.29	$ 3.31	$ (0.05)	$ (0.54)	$ (0.59)	$ 15.57	26.72%	$ 108,948	0.67%	0.15%
9/30/20	11.00	0.07	3.19	3.26	(0.10)	(1.31)	(1.41)	12.85	32.48%	101,466	0.66%	0.67%
9/30/19	14.37	0.09	(0.48)	(0.39)	(0.13)	(2.85)	(2.98)	11.00	0.85%	100,651	0.65%	0.79%
9/30/18	13.14	0.09	2.80	2.89	(0.11)	(1.55)	(1.66)	14.37	23.72%	112,178	0.62%	0.69%
9/30/17	11.69	0.12	2.31	2.43	(0.16)	(0.82)	(0.98)	13.14	22.27%	87,103	0.63%	1.00%
Service Class
9/30/21	$ 12.92	$ 0.01	$ 3.30	$ 3.31	$ (0.04)	$ (0.54)	$ (0.58)	$ 15.65	26.53%	$ 25,505	0.77%	0.05%
9/30/20	11.04	0.06	3.20	3.26	(0.07)	(1.31)	(1.38)	12.92	32.33%	25,668	0.76%	0.57%
9/30/19	14.40	0.08	(0.47)	(0.39)	(0.12)	(2.85)	(2.97)	11.04	0.79%	31,895	0.75%	0.71%
9/30/18	13.17	0.08	2.80	2.88	(0.10)	(1.55)	(1.65)	14.40	23.54%	74,294	0.72%	0.59%
9/30/17	11.71	0.11	2.31	2.42	(0.14)	(0.82)	(0.96)	13.17	22.15%	73,755	0.73%	0.89%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	110%	50%	49%	73%	105%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 13.10	$ (0.01)	$ 3.36	$ 3.35	$ (0.02)	$ (0.54)	$ (0.56)	$ 15.89	26.46%	$ 36,207	0.87%	(0.05%)
9/30/20	11.19	0.05	3.25	3.30	(0.08)	(1.31)	(1.39)	13.10	32.19%	36,957	0.86%	0.47%
9/30/19	14.55	0.07	(0.47)	(0.40)	(0.11)	(2.85)	(2.96)	11.19	0.66%	37,316	0.85%	0.60%
9/30/18	13.28	0.07	2.83	2.90	(0.08)	(1.55)	(1.63)	14.55	23.51%	42,622	0.82%	0.49%
9/30/17	11.81	0.09	2.34	2.43	(0.14)	(0.82)	(0.96)	13.28	21.95%	41,678	0.83%	0.78%
Class A
9/30/21	$ 12.59	$ (0.04)	$ 3.22	$ 3.18	$ —	$ (0.54)	$ (0.54)	$ 15.23	26.12%	$ 26,591	1.12%	(0.30%)
9/30/20	10.80	0.02	3.13	3.15	(0.05)	(1.31)	(1.36)	12.59	31.87%	27,988	1.11%	0.22%
9/30/19	14.15	0.04	(0.47)	(0.43)	(0.07)	(2.85)	(2.92)	10.80	0.42%	29,210	1.10%	0.35%
9/30/18	12.95	0.03	2.77	2.80	(0.05)	(1.55)	(1.60)	14.15	23.22%	39,399	1.07%	0.24%
9/30/17	11.53	0.07	2.28	2.35	(0.11)	(0.82)	(0.93)	12.95	21.73%	36,625	1.08%	0.55%
Class R4
9/30/21	$ 12.45	$ (0.03)	$ 3.18	$ 3.15	$ —	$ (0.54)	$ (0.54)	$ 15.06	26.20%	$ 12,613	1.02%	(0.22%)
9/30/20	10.70	0.03	3.09	3.12	(0.06)	(1.31)	(1.37)	12.45	31.97%	28,832	1.01%	0.31%
9/30/19	14.05	0.05	(0.46)	(0.41)	(0.09)	(2.85)	(2.94)	10.70	0.59%	24,049	1.00%	0.45%
9/30/18	12.89	0.04	2.74	2.78	(0.07)	(1.55)	(1.62)	14.05	23.26%	31,265	0.97%	0.34%
9/30/17	11.50	0.07	2.27	2.34	(0.13)	(0.82)	(0.95)	12.89	21.80%	26,809	0.98%	0.61%
Class R3
9/30/21	$ 12.43	$ (0.06)	$ 3.17	$ 3.11	$ —	$ (0.54)	$ (0.54)	$ 15.00	25.88%	5,002	1.27%	(0.46%)
9/30/20	10.66	0.01	3.09	3.10	(0.02)	(1.31)	(1.33)	12.43	31.78%	5,875	1.26%	0.05%
9/30/19	14.02	0.02	(0.47)	(0.45)	(0.06)	(2.85)	(2.91)	10.66	0.23%	6,015	1.25%	0.20%
9/30/18	12.86	0.01	2.74	2.75	(0.04)	(1.55)	(1.59)	14.02	23.01%	7,119	1.22%	0.10%
9/30/17	11.45	0.04	2.27	2.31	(0.08)	(0.82)	(0.90)	12.86	21.52%	4,310	1.23%	0.38%

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 13.96	$ 0.06	$ 6.51	$ 6.57	$ (0.11)	$ (1.21)	$ (1.32)	$ 19.21	48.95%	$ 85,183	0.66%	0.35%
9/30/20	13.72	0.10	0.27	0.37	(0.06)	(0.07)	(0.13)	13.96	2.62%	39,988	0.69%	0.77%
9/30/19	16.47	0.11	(1.43)	(1.32)	(0.07)	(1.36)	(1.43)	13.72	(7.01%)	35,326	0.70%	0.82%
9/30/18	16.41	0.11	1.96	2.07	(0.07)	(1.94)	(2.01)	16.47	13.93%	40,439	0.69%	0.73%
9/30/17	13.81	0.11	3.01	3.12	(0.18)	(0.34)	(0.52)	16.41	23.05%	15,105	0.70%	0.75%
Class R5
9/30/21	$ 13.93	$ 0.05	$ 6.48	$ 6.53	$ (0.09)	$ (1.21)	$ (1.30)	$ 19.16	48.78%	$ 137,127	0.76%	0.26%
9/30/20	13.69	0.09	0.27	0.36	(0.05)	(0.07)	(0.12)	13.93	2.56%	92,440	0.79%	0.68%
9/30/19	16.44	0.10	(1.43)	(1.33)	(0.06)	(1.36)	(1.42)	13.69	(7.14%)	61,826	0.80%	0.71%
9/30/18	16.38	0.10	1.96	2.06	(0.06)	(1.94)	(2.00)	16.44	13.82%	77,025	0.79%	0.62%
9/30/17	13.78	0.10	3.00	3.10	(0.16)	(0.34)	(0.50)	16.38	22.99%	64,889	0.80%	0.63%
Service Class
9/30/21	$ 13.89	$ 0.03	$ 6.48	$ 6.51	$ (0.08)	$ (1.21)	$ (1.29)	$ 19.11	48.72%	24,560	0.86%	0.17%
9/30/20	13.66	0.08	0.25	0.33	(0.03)	(0.07)	(0.10)	13.89	2.37%	17,146	0.89%	0.58%
9/30/19	16.39	0.08	(1.41)	(1.33)	(0.04)	(1.36)	(1.40)	13.66	(7.16%)	17,073	0.90%	0.61%
9/30/18	16.34	0.08	1.95	2.03	(0.04)	(1.94)	(1.98)	16.39	13.68%	18,192	0.89%	0.52%
9/30/17	13.75	0.08	3.00	3.08	(0.15)	(0.34)	(0.49)	16.34	22.87%	14,726	0.90%	0.54%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	40%	47%	34%	57%	62%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 13.80	$ 0.01	$ 6.44	$ 6.45	$ (0.07)	$ (1.21)	$ (1.28)	$ 18.97	48.54%	$ 26,314	0.96%	0.07%
9/30/20	13.57	0.06	0.26	0.32	(0.02)	(0.07)	(0.09)	13.80	2.27%	18,422	0.99%	0.48%
9/30/19	16.29	0.07	(1.41)	(1.34)	(0.02)	(1.36)	(1.38)	13.57	(7.28%)	20,377	1.00%	0.51%
9/30/18	16.25	0.07	1.94	2.01	(0.03)	(1.94)	(1.97)	16.29	13.59%	26,503	0.99%	0.42%
9/30/17	13.68	0.07	2.98	3.05	(0.14)	(0.34)	(0.48)	16.25	22.75%	23,967	1.00%	0.44%
Class A
9/30/21	$ 13.42	$ (0.03)	$ 6.25	$ 6.22	$ (0.03)	$ (1.21)	$ (1.24)	$ 18.40	48.15%	$ 55,207	1.21%	(0.18%)
9/30/20	13.21	0.03	0.25	0.28	—	(0.07)	(0.07)	13.42	2.07%	42,491	1.24%	0.22%
9/30/19	15.92	0.03	(1.38)	(1.35)	—	(1.36)	(1.36)	13.21	(7.54%)	50,524	1.25%	0.26%
9/30/18	15.93	0.03	1.90	1.93	—	(1.94)	(1.94)	15.92	13.34%	69,157	1.24%	0.17%
9/30/17	13.42	0.03	2.92	2.95	(0.10)	(0.34)	(0.44)	15.93	22.42%	73,462	1.25%	0.19%
Class R4
9/30/21	$ 13.34	$ (0.02)	$ 6.22	$ 6.20	$ (0.05)	$ (1.21)	$ (1.26)	$ 18.28	48.31%	$ 15,682	1.11%	(0.09%)
9/30/20	13.12	0.04	0.25	0.29	—	(0.07)	(0.07)	13.34	2.16%	9,413	1.14%	0.32%
9/30/19	15.81	0.05	(1.38)	(1.33)	(0.00)[d]	(1.36)	(1.36)	13.12	(7.43%)	10,591	1.15%	0.36%
9/30/18	15.83	0.04	1.89	1.93	(0.01)	(1.94)	(1.95)	15.81	13.42%	11,773	1.14%	0.26%
9/30/17	13.36	0.04	2.91	2.95	(0.14)	(0.34)	(0.48)	15.83	22.50%	9,717	1.15%	0.29%
Class R3
9/30/21	$ 13.18	$ (0.06)	$ 6.15	$ 6.09	$ —	$ (1.21)	$ (1.21)	$ 18.06	48.00%	$ 9,695	1.36%	(0.34%)
9/30/20	13.00	0.01	0.24	0.25	—	(0.07)	(0.07)	13.18	1.87%	6,048	1.39%	0.07%
9/30/19	15.71	0.01	(1.36)	(1.35)	—	(1.36)	(1.36)	13.00	(7.66%)	8,551	1.40%	0.11%
9/30/18	15.77	0.00[d]	1.88	1.88	—	(1.94)	(1.94)	15.71	13.14%	10,564	1.39%	0.02%
9/30/17	13.32	0.01	2.89	2.90	(0.11)	(0.34)	(0.45)	15.77	22.19%	9,008	1.40%	0.04%

The accompanying notes are an integral part of the financial statements.

MassMutual Global Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 15.04	$ (0.05)	$ 4.64	$ 4.59	$ —	$ (0.84)	$ (0.84)	$ 18.79	31.36%	$ 99,959	0.84%	(0.29%)
9/30/20	12.35	0.00[d]	2.81	2.81	(0.09)	(0.03)	(0.12)	15.04	22.90%	75,893	0.85%	0.00%[e]
9/30/19	16.08	0.10	(0.83)	(0.73)	(0.11)	(2.89)	(3.00)	12.35	(1.93%)	70,159	0.84%	0.79%
9/30/18	16.46	0.13	1.52	1.65	(0.16)	(1.87)	(2.03)	16.08	10.39%	50,503	0.86%	0.79%
9/30/17	13.47	0.12	3.43	3.55	(0.18)	(0.38)	(0.56)	16.46	27.53%	34,308	0.86%	0.78%
Class R5
9/30/21	$ 15.05	$ (0.07)	$ 4.64	$ 4.57	$ —	$ (0.84)	$ (0.84)	$ 18.78	31.20%	$ 126,049	0.94%	(0.39%)
9/30/20	12.36	(0.01)	2.81	2.80	(0.08)	(0.03)	(0.11)	15.05	22.77%	111,038	0.95%	(0.09%)
9/30/19	16.09	0.08	(0.83)	(0.75)	(0.09)	(2.89)	(2.98)	12.36	(2.07%)	98,379	0.94%	0.66%
9/30/18	16.47	0.11	1.53	1.64	(0.15)	(1.87)	(2.02)	16.09	10.28%	101,536	0.96%	0.65%
9/30/17	13.46	0.08	3.48	3.56	(0.17)	(0.38)	(0.55)	16.47	27.55%	120,521	0.96%	0.54%
Service Class
9/30/21	$ 14.91	$ (0.08)	$ 4.59	$ 4.51	$ —	$ (0.84)	$ (0.84)	$ 18.58	31.09%	$ 7,892	1.04%	(0.49%)
9/30/20	12.23	(0.03)	2.80	2.77	(0.06)	(0.03)	(0.09)	14.91	22.75%	6,166	1.05%	(0.19%)
9/30/19	15.94	0.06	(0.82)	(0.76)	(0.06)	(2.89)	(2.95)	12.23	(2.23%)	6,361	1.04%	0.43%
9/30/18	16.33	0.10	1.51	1.61	(0.13)	(1.87)	(2.00)	15.94	10.17%	16,104	1.06%	0.60%
9/30/17	13.35	0.07	3.44	3.51	(0.15)	(0.38)	(0.53)	16.33	27.37%	19,086	1.06%	0.46%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	10%	12%	32%	42%	30%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 15.03	$ (0.10)	$ 4.64	$ 4.54	$ —	$ (0.84)	$ (0.84)	$ 18.73	31.03%	$ 88,387	1.14%	(0.59%)
9/30/20	12.34	(0.04)	2.81	2.77	(0.05)	(0.03)	(0.08)	15.03	22.56%	80,607	1.15%	(0.29%)
9/30/19	16.06	0.06	(0.83)	(0.77)	(0.06)	(2.89)	(2.95)	12.34	(2.30%)	77,097	1.14%	0.45%
9/30/18	16.44	0.07	1.53	1.60	(0.11)	(1.87)	(1.98)	16.06	10.07%	90,239	1.16%	0.46%
9/30/17	13.44	0.05	3.47	3.52	(0.14)	(0.38)	(0.52)	16.44	27.24%	103,200	1.16%	0.36%
Class A
9/30/21	$ 14.82	$ (0.14)	$ 4.56	$ 4.42	$ —	$ (0.84)	$ (0.84)	$ 18.40	30.65%	$ 19,415	1.39%	(0.84%)
9/30/20	12.17	(0.07)	2.77	2.70	(0.02)	(0.03)	(0.05)	14.82	22.22%	22,903	1.40%	(0.55%)
9/30/19	15.87	0.03	(0.82)	(0.79)	(0.02)	(2.89)	(2.91)	12.17	(2.48%)	24,676	1.39%	0.20%
9/30/18	16.27	0.03	1.51	1.54	(0.07)	(1.87)	(1.94)	15.87	9.74%	31,725	1.41%	0.21%
9/30/17	13.29	0.02	3.44	3.46	(0.10)	(0.38)	(0.48)	16.27	26.99%	30,769	1.41%	0.12%
Class R4
9/30/21	$ 14.59	$ (0.12)	$ 4.49	$ 4.37	$ —	$ (0.84)	$ (0.84)	$ 18.12	30.79%	$ 15,975	1.29%	(0.72%)
9/30/20	11.98	(0.06)	2.73	2.67	(0.03)	(0.03)	(0.06)	14.59	22.36%	8,878	1.30%	(0.45%)
9/30/19	15.71	0.04	(0.82)	(0.78)	(0.06)	(2.89)	(2.95)	11.98	(2.45%)	7,531	1.29%	0.32%
9/30/18	16.13	0.04	1.51	1.55	(0.10)	(1.87)	(1.97)	15.71	9.90%	7,790	1.31%	0.27%
9/30/17	13.21	0.03	3.41	3.44	(0.14)	(0.38)	(0.52)	16.13	27.05%	5,560	1.31%	0.20%
Class R3
9/30/21	$ 14.72	$ (0.17)	$ 4.54	$ 4.37	$ —	$ (0.84)	$ (0.84)	$ 18.25	30.51%	$ 13,541	1.54%	(0.98%)
9/30/20	12.10	(0.09)	2.75	2.66	(0.01)	(0.03)	(0.04)	14.72	21.99%	9,792	1.55%	(0.69%)
9/30/19	15.80	0.01	(0.82)	(0.81)	—	(2.89)	(2.89)	12.10	(2.69%)	10,226	1.54%	0.06%
9/30/18	16.21	0.01	1.51	1.52	(0.06)	(1.87)	(1.93)	15.80	9.64%	11,029	1.56%	0.06%
9/30/17	13.27	(0.00)[d]	3.42	3.42	(0.10)	(0.38)	(0.48)	16.21	26.73%	10,696	1.56%	(0.03%)

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 13.08	$ 0.14	$ 1.84	$ 1.98	$ (0.04)	$ (4.94)	$ (4.98)	$ 10.08	17.97%	$ 89,913	1.02%	1.00%	1.31%
9/30/20	12.01	0.03	1.54	1.57	(0.13)	(0.37)	(0.50)	13.08	13.17%	96,308	1.02%	1.00%	0.26%
9/30/19	12.99	0.09	(0.49)	(0.40)	(0.12)	(0.46)	(0.58)	12.01	(2.49%)	149,979	0.93%	0.92%	0.81%
9/30/18	13.44	0.14	(0.42)	(0.28)	(0.17)	—	(0.17)	12.99	(2.14%)	293,575	0.96%	0.94%	1.01%
9/30/17	11.97	0.18	1.61	1.79	(0.15)	(0.17)	(0.32)	13.44	15.60%	246,510	0.96%	0.94%	1.46%
Class R5
9/30/21	$ 13.08	$ 0.14	$ 1.83	$ 1.97	$ (0.03)	$ (4.94)	$ (4.97)	$ 10.08	17.79%	$ 50,688	1.12%	1.10%	1.27%
9/30/20	12.00	0.02	1.55	1.57	(0.12)	(0.37)	(0.49)	13.08	13.14%	61,444	1.12%	1.10%	0.20%
9/30/19	12.98	0.10	(0.51)	(0.41)	(0.11)	(0.46)	(0.57)	12.00	(2.63%)	94,827	1.03%	1.02%	0.89%
9/30/18	13.44	0.12	(0.42)	(0.30)	(0.16)	—	(0.16)	12.98	(2.32%)	147,654	1.06%	1.04%	0.85%
9/30/17	11.97	0.17	1.61	1.78	(0.14)	(0.17)	(0.31)	13.44	15.47%	195,316	1.06%	1.04%	1.38%
Service Class
9/30/21	$ 13.04	$ 0.12	$ 1.84	$ 1.96	$ (0.01)	$ (4.94)	$ (4.95)	$ 10.05	17.72%	$ 3,469	1.22%	1.20%	1.16%
9/30/20	11.97	0.00[d]	1.54	1.54	(0.10)	(0.37)	(0.47)	13.04	12.94%	4,524	1.22%	1.20%	0.00%[e]
9/30/19	12.94	0.07	(0.49)	(0.42)	(0.09)	(0.46)	(0.55)	11.97	(2.74%)	9,393	1.13%	1.12%	0.60%
9/30/18	13.39	0.11	(0.41)	(0.30)	(0.15)	—	(0.15)	12.94	(2.33%)	23,069	1.16%	1.14%	0.79%
9/30/17	11.93	0.15	1.61	1.76	(0.13)	(0.17)	(0.30)	13.39	15.33%	21,422	1.16%	1.14%	1.25%

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	30%	106%	52%	70%	44%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 12.97	$ 0.11	$ 1.82	$ 1.93	$ —	$ (4.94)	$ (4.94)	$ 9.96	17.59%	$ 2,436	1.32%	1.30%	1.03%
9/30/20	11.91	(0.00)[d]	1.52	1.52	(0.09)	(0.37)	(0.46)	12.97	12.81%	3,565	1.32%	1.30%	(0.02%)
9/30/19	12.87	0.08	(0.51)	(0.43)	(0.07)	(0.46)	(0.53)	11.91	(2.77%)	5,465	1.23%	1.22%	0.65%
9/30/18	13.32	0.08	(0.40)	(0.32)	(0.13)	—	(0.13)	12.87	(2.49%)	11,908	1.26%	1.24%	0.58%
9/30/17	11.87	0.15	1.58	1.73	(0.11)	(0.17)	(0.28)	13.32	15.19%	17,968	1.26%	1.24%	1.22%
Class A
9/30/21	$ 12.56	$ 0.08	$ 1.75	$ 1.83	$ —	$ (4.94)	$ (4.94)	$ 9.45	17.30%	$ 13,793	1.57%	1.55%	0.82%
9/30/20	11.54	(0.03)	1.48	1.45	(0.06)	(0.37)	(0.43)	12.56	12.61%	18,670	1.57%	1.55%	(0.22%)
9/30/19	12.49	0.05	(0.50)	(0.45)	(0.04)	(0.46)	(0.50)	11.54	(3.09%)	22,004	1.48%	1.47%	0.46%
9/30/18	12.93	0.05	(0.39)	(0.34)	(0.10)	—	(0.10)	12.49	(2.70%)	30,719	1.51%	1.49%	0.41%
9/30/17	11.52	0.10	1.56	1.66	(0.08)	(0.17)	(0.25)	12.93	14.95%	39,746	1.51%	1.49%	0.90%
Class R4
9/30/21	$ 12.45	$ 0.09	$ 1.73	$ 1.82	$ —	$ (4.94)	$ (4.94)	$ 9.33	17.41%	$ 1,639	1.47%	1.45%	0.88%
9/30/20	11.43	(0.04)	1.48	1.44	(0.05)	(0.37)	(0.42)	12.45	12.70%	1,951	1.47%	1.45%	(0.31%)
9/30/19	12.38	0.05	(0.48)	(0.43)	(0.06)	(0.46)	(0.52)	11.43	(2.95%)	4,895	1.38%	1.37%	0.48%
9/30/18	12.84	0.07	(0.40)	(0.33)	(0.13)	—	(0.13)	12.38	(2.63%)	10,673	1.41%	1.39%	0.54%
9/30/17	11.47	0.13	1.53	1.66	(0.12)	(0.17)	(0.29)	12.84	15.10%	10,932	1.41%	1.39%	1.10%
Class R3
9/30/21	$ 12.38	$ 0.07	$ 1.71	$ 1.78	$ —	$ (4.94)	$ (4.94)	$ 9.22	17.07%	$ 2,294	1.72%	1.70%	0.74%
9/30/20	11.38	(0.06)	1.47	1.41	(0.04)	(0.37)	(0.41)	12.38	12.42%	2,427	1.72%	1.70%	(0.49%)
9/30/19	12.34	0.02	(0.48)	(0.46)	(0.04)	(0.46)	(0.50)	11.38	(3.24%)	5,415	1.63%	1.62%	0.21%
9/30/18	12.79	0.03	(0.39)	(0.36)	(0.09)	—	(0.09)	12.34	(2.88%)	9,024	1.66%	1.64%	0.25%
9/30/17	11.43	0.09	1.54	1.63	(0.10)	(0.17)	(0.27)	12.79	14.77%	9,045	1.66%	1.64%	0.77%

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/21	$ 13.23	$ 0.04	$ 1.88	$ 1.92	$ —	$ (0.22)	$ (0.22)	$ 14.93	14.53%	$ 156,998	1.22%	1.15%	0.25%
9/30/20	13.02	0.02	1.33	1.35	(0.08)	(1.06)	(1.14)	13.23	10.33%	169,366	1.27%	1.15%	0.12%
9/30/19	12.75	0.07	0.28	0.35	(0.08)	—	(0.08)	13.02	2.85%	141,988	1.21%	1.10%	0.55%
9/30/18	12.88	0.08	(0.04)	0.04	(0.17)	—	(0.17)	12.75	0.31%	216,085	1.27%	1.05%	0.62%
9/30/17	10.79	0.07	2.14	2.21	(0.12)	—	(0.12)	12.88	20.85%	236,991	1.28%	1.05%	0.65%
Class R5
9/30/21	$ 13.43	$ 0.03	$ 1.90	$ 1.93	$ —	$ (0.22)	$ (0.22)	$ 15.14	14.38%	$ 2,703	1.32%	1.25%	0.16%
9/30/20	13.20	0.00[d]	1.35	1.35	(0.06)	(1.06)	(1.12)	13.43	10.23%	3,165	1.37%	1.25%	0.02%
9/30/19	12.92	0.06	0.29	0.35	(0.07)	—	(0.07)	13.20	2.78%	4,295	1.31%	1.22%	0.45%
9/30/18	13.05	0.07	(0.04)	0.03	(0.16)	—	(0.16)	12.92	0.21%	4,047	1.37%	1.15%	0.53%
9/30/17	10.94	0.06	2.16	2.22	(0.11)	—	(0.11)	13.05	20.59%	3,887	1.38%	1.15%	0.54%
Service Class
9/30/21	$ 13.25	$ 0.01	$ 1.89	$ 1.90	$ —	$ (0.22)	$ (0.22)	$ 14.93	14.35%	$ 2,216	1.42%	1.35%	0.05%
9/30/20	13.05	(0.01)	1.33	1.32	(0.06)	(1.06)	(1.12)	13.25	10.12%	2,473	1.47%	1.35%	(0.05%)
9/30/19	12.73	0.05	0.29	0.34	(0.02)	—	(0.02)	13.05	2.71%	419	1.41%	1.31%	0.42%
9/30/18	12.85	0.05	(0.03)	0.02	(0.14)	—	(0.14)	12.73	0.10%	230	1.47%	1.25%	0.41%
9/30/17	10.78	(0.02)	2.19	2.17	(0.10)	—	(0.10)	12.85	20.41%	434	1.48%	1.25%	(0.20%)

	Year ended September 30
	2021	2020	2019	2018	2017
Portfolio turnover rate	48%	71%	32%	38%	51%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/21	$ 13.29	$ (0.01)	$ 1.90	$ 1.89	$ —	$ (0.22)	$ (0.22)	$ 14.96	14.23%	$ 1,017	1.52%	1.45%	(0.03%)
9/30/20	13.08	(0.02)	1.33	1.31	(0.04)	(1.06)	(1.10)	13.29	9.96%	989	1.57%	1.45%	(0.16%)
9/30/19	12.78	0.03	0.30	0.33	(0.03)	—	(0.03)	13.08	2.61%	927	1.51%	1.41%	0.24%
9/30/18	12.91	0.04	(0.03)	0.01	(0.14)	—	(0.14)	12.78	0.02%	879	1.57%	1.35%	0.33%
9/30/17	10.84	0.05	2.13	2.18	(0.11)	—	(0.11)	12.91	20.35%	1,565	1.58%	1.35%	0.41%
Class A
9/30/21	$ 13.17	$ (0.06)	$ 1.88	$ 1.82	$ —	$ (0.22)	$ (0.22)	$ 14.77	13.83%	$ 635	1.77%	1.70%	(0.36%)
9/30/20	12.98	(0.05)	1.32	1.27	(0.02)	(1.06)	(1.08)	13.17	9.75%	2,029	1.82%	1.70%	(0.42%)
9/30/19	12.73	0.01	0.28	0.29	(0.04)	—	(0.04)	12.98	2.32%	885	1.76%	1.68%	0.09%
9/30/18	12.88	0.04	(0.07)	(0.03)	(0.12)	—	(0.12)	12.73	(0.23%)	386	1.82%	1.60%	0.30%
9/30/17	10.74	0.02	2.14	2.16	(0.02)	—	(0.02)	12.88	20.18%	118	1.83%	1.60%	0.14%
Class R4
9/30/21	$ 13.10	$ (0.05)	$ 1.88	$ 1.83	$ —	$ (0.22)	$ (0.22)	$ 14.71	13.98%	$ 443	1.67%	1.60%	(0.32%)
9/30/20	12.90	(0.04)	1.32	1.28	(0.02)	(1.06)	(1.08)	13.10	9.84%	1,237	1.72%	1.60%	(0.30%)
9/30/19	12.63	0.01	0.29	0.30	(0.03)	—	(0.03)	12.90	2.38%	1,337	1.66%	1.57%	0.05%
9/30/18	12.76	0.03	(0.04)	(0.01)	(0.12)	—	(0.12)	12.63	(0.10%)	1,295	1.72%	1.50%	0.22%
9/30/17	10.72	0.03	2.11	2.14	(0.10)	—	(0.10)	12.76	20.23%	1,019	1.73%	1.50%	0.24%
Class R3
9/30/21	$ 13.05	$ (0.06)	$ 1.85	$ 1.79	$ —	$ (0.22)	$ (0.22)	$ 14.62	13.72%	$ 1,120	1.92%	1.85%	(0.42%)
9/30/20	12.87	(0.07)	1.31	1.24	(0.00)[d]	(1.06)	(1.06)	13.05	9.57%	992	1.97%	1.85%	(0.58%)
9/30/19	12.60	(0.02)	0.29	0.27	—	—	—	12.87	2.14%	750	1.91%	1.81%	(0.15%)
9/30/18	12.73	(0.01)	(0.04)	(0.05)	(0.08)	—	(0.08)	12.60	(0.39%)	761	1.97%	1.75%	(0.09%)
9/30/17	10.70	(0.01)	2.12	2.11	(0.08)	—	(0.08)	12.73	19.88%	821	1.98%	1.75%	(0.07%)

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Funds

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual U.S. Government Money Market Fund (formerly known as MassMutual Premier U.S. Government Money Market Fund) (“U.S. Government Money Market Fund”)

MassMutual Short-Duration Bond Fund (formerly known as MassMutual Premier Short-Duration Bond Fund) (“Short-Duration Bond Fund”)

MassMutual Inflation-Protected and Income Fund (formerly known as MassMutual Premier Inflation-Protected and Income Fund) (“Inflation-Protected and Income Fund”)

MassMutual Core Bond Fund (formerly known as MassMutual Premier Core Bond Fund) (“Core Bond Fund”)

MassMutual Diversified Bond Fund (formerly known as MassMutual Premier Diversified Bond Fund) (“Diversified Bond Fund”)

MassMutual High Yield Fund (formerly known as MassMutual Premier High Yield Fund) (“High Yield Fund”)

MassMutual Balanced Fund (formerly known as MassMutual Premier Balanced Fund) (“Balanced Fund”)

MassMutual Disciplined Value Fund (formerly known as MassMutual Premier Disciplined Value Fund) (“Disciplined Value Fund”)

MassMutual Main Street Fund (formerly known as MassMutual Premier Main Street Fund) (“Main Street Fund”)

MassMutual Disciplined Growth Fund (formerly known as MassMutual Premier Disciplined Growth Fund) (“Disciplined Growth Fund”)

MassMutual Small Cap Opportunities Fund (formerly known as MassMutual Premier Small Cap Opportunities Fund) (“Small Cap Opportunities Fund”)

MassMutual Global Fund (formerly known as MassMutual Premier Global Fund) (“Global Fund”)

MassMutual International Equity Fund (formerly known as MassMutual Premier International Equity Fund) (“International Equity Fund”)

MassMutual Strategic Emerging Markets Fund (formerly known as MassMutual Premier Strategic Emerging Markets Fund) (“Strategic Emerging Markets Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Notes to Financial Statements (Continued)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee

1

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Notes to Financial Statements (Continued)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The U.S. Government Money Market Fund characterized all investments at Level 2, as of September 30, 2021. The Disciplined Value Fund, Disciplined Growth Fund, and Small Cap Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2021. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2021, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$—	$187,973,539	$—	$187,973,539
Municipal Obligations	—	449,033	—	449,033
Non-U.S. Government Agency Obligations	—	176,284,765	—	176,284,765
U.S. Government Agency Obligations and Instrumentalities	—	2,216,233	—	2,216,233
U.S. Treasury Obligations	—	1,736,629	—	1,736,629

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Short-Duration Bond Fund (Continued)
Asset Investments (Continued)
Purchased Options	$—	$464,734	$—		$464,734
Mutual Funds	1,770,920	—	—		1,770,920
Short-Term Investments	—	11,086,721	—		11,086,721
Total Investments	$1,770,920	$380,211,654	$—		$381,982,574
Asset Derivatives
Futures Contracts	$1,476,450	$—	$—		$1,476,450
Liability Derivatives
Futures Contracts	$(870,682)	$—	$—		$(870,682)

Inflation-Protected and Income Fund
Asset Investments
Non-U.S. Government Agency Obligations	$—	$199,481,715	$—		$199,481,715
U.S. Government Agency Obligations and Instrumentalities	—	34,797,475	—		34,797,475
U.S. Treasury Obligations	—	90,148,414	—		90,148,414
Purchased Options	—	887,874	—		887,874
Short-Term Investments	—	59,868,396	—		59,868,396
Total Investments	$—	$385,183,874	$—		$385,183,874
Asset Derivatives
Futures Contracts	$269,804	$—	$—		$269,804
Swap Agreements	—	5,475,636	—		5,475,636
Total	$269,804	$5,475,636	$—		$5,745,440
Liability Derivatives
Futures Contracts	$(156,946)	$—	$—		$(156,946)
Swap Agreements	—	(779,420)	—		(779,420)
Total	$(156,946)	$(779,420)	$—		$(936,366)

Core Bond Fund
Asset Investments
Corporate Debt	$—	$405,650,550	$—		$405,650,550
Non-U.S. Government Agency Obligations	—	356,050,453	—		356,050,453
Sovereign Debt Obligations	—	9,067,512	—		9,067,512
U.S. Government Agency Obligations and Instrumentalities	—	221,041,403	—		221,041,403
U.S. Treasury Obligations	—	160,033,021	—		160,033,021
Purchased Options	—	2,858,139	—		2,858,139
Mutual Funds	4,586,628	—	—		4,586,628
Short-Term Investments	—	156,596,871	—		156,596,871
Total Investments	$4,586,628	$1,311,297,949	$—		$1,315,884,577
Asset Derivatives
Futures Contracts	$32,449	$—	$—		$32,449
Liability Derivatives
Futures Contracts	$(2,832,018)	$—	$—		$(2,832,018)

Diversified Bond Fund
Asset Investments
Common Stock	$—	$—	$15,060	**	$15,060
Preferred Stock	1,630,015	—	—		1,630,015
Corporate Debt	—	102,756,911	—		102,756,911
Non-U.S. Government Agency Obligations	—	78,371,882	—		78,371,882
Sovereign Debt Obligations	—	1,417,390	—		1,417,390

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Diversified Bond Fund (Continued)
Asset Investments (Continued)
U.S. Government Agency Obligations and Instrumentalities	$—	$33,267,473	$—		$33,267,473
U.S. Treasury Obligations	—	9,052,620	—		9,052,620
Purchased Options	—	566,054	—		566,054
Warrants	—	—	4,034	**	4,034
Mutual Funds	4,253,575	—	—		4,253,575
Short-Term Investments	—	30,844,545	—		30,844,545
Total Investments	$5,883,590	$256,276,875	$19,094		$262,179,559
Asset Derivatives
Forward Contracts	$—	$74,404	$—		$74,404
Futures Contracts	172,431	—	—		172,431
Total	$172,431	$74,404	$—		$246,835
Liability Derivatives
Forward Contracts	$—	$(77,933)	$—		$(77,933)
Futures Contracts	(725,504)	—	—		(725,504)
Written Options	—	(2,684)	—		(2,684)
Total	$(725,504)	$(80,617)	$—		$(806,121)

High Yield Fund
Asset Investments
Common Stock	$5,036,346	$— +	$492,538	**	$5,528,884
Bank Loans (Less Unfunded Loan Commitments)	—	63,344,330	—		63,344,330
Corporate Debt	—	454,130,773	—		454,130,773
Mutual Funds	13,688,555	—	—		13,688,555
Short-Term Investments	—	26,410,606	—		26,410,606
Unfunded Loan Commitments ***	—	3,589	—		3,589
Total Investments	$18,724,901	$543,889,298	$492,538		$563,106,737

Balanced Fund
Asset Investments
Common Stock	$97,148,046	$—	$—		$97,148,046
Corporate Debt	—	22,010,221	—		22,010,221
Non-U.S. Government Agency Obligations	—	1,642,831	—		1,642,831
U.S. Government Agency Obligations and Instrumentalities	—	12,128,497	—		12,128,497
U.S. Treasury Obligations	—	28,557,191	—		28,557,191
Mutual Funds	5,867,244	—	—		5,867,244
Short-Term Investments	—	531,928	—		531,928
Total Investments	$103,015,290	$64,870,668	$—		$167,885,958
Asset Derivatives
Futures Contracts	$53,486	$—	$—		$53,486

Main Street Fund
Asset Investments
Common Stock	$118,535,329	$371,267 *	$—		$118,906,596
Mutual Funds	275,897	—	—		275,897
Short-Term Investments	—	1,014,482	—		1,014,482
Total Investments	$118,811,226	$1,385,749	$—		$120,196,975

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Global Fund
Asset Investments
Common Stock*
Cayman Islands	$18,349,401	$1,199,105	$—	$19,548,506
Denmark	—	952,723	—	952,723
France	—	27,901,148	—	27,901,148
Germany	—	9,030,673	—	9,030,673
India	6,226,704	10,799,004	—	17,025,708
Italy	—	1,175,350	—	1,175,350
Japan	—	47,416,722	—	47,416,722
Netherlands	915,582	13,985,833	—	14,901,415
Spain	—	2,206,018	—	2,206,018
Sweden	—	11,868,889	—	11,868,889
Switzerland	—	3,927,227	—	3,927,227
United Kingdom	—	4,157,533	—	4,157,533
United States	210,621,670	—	—	210,621,670
Preferred Stock
India	15,826	—	—	15,826
Mutual Funds	1,977,065	—	—	1,977,065
Short-Term Investments	—	521,620	—	521,620
Total Investments	$238,106,248	$135,141,845	$—	$373,248,093

International Equity Fund
Asset Investments
Common Stock*
Australia	$—	$1,144,561	$—	$1,144,561
Austria	—	127,178	—	127,178
Belgium	—	1,108,779	—	1,108,779
Canada	9,080,900	—	—	9,080,900
Cayman Islands	—	896,999	—	896,999
Denmark	—	243,447	—	243,447
Finland	—	391,151	—	391,151
France	—	17,602,078	—	17,602,078
Germany	—	7,587,769	—	7,587,769
Hong Kong	—	4,463,606	—	4,463,606
Ireland	262,600	5,982,501	—	6,245,101
Israel	383,206	—	—	383,206
Italy	—	242,057	—	242,057
Japan	—	28,978,635	—	28,978,635
Luxembourg	—	410,362	—	410,362
Netherlands	274,218	9,940,613	—	10,214,831
Norway	—	403,804	—	403,804
Republic of Korea	—	473,015	—	473,015
Singapore	—	515,177	—	515,177
Spain	—	5,833,055	—	5,833,055
Sweden	—	4,324,850	—	4,324,850
Switzerland	—	15,942,758	—	15,942,758
United Kingdom	574,386	40,989,076	—	41,563,462
Mutual Funds	319,514	—	—	319,514
Rights	—	16,135	—	16,135
Short-Term Investments	—	4,239,377	—	4,239,377
Total Investments	$10,894,824	$151,856,983	$—	$162,751,807

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Bermuda	$704,913	$—	$—	$704,913
Brazil	6,113,193	—	—	6,113,193
Cayman Islands	20,439,176	13,237,921	—	33,677,097
China	—	387,480	—	387,480
Egypt	—	858,651	—	858,651
France	—	7,738,359	—	7,738,359
Hong Kong	—	7,629,357	—	7,629,357
India	—	26,494,299	—	26,494,299
Indonesia	—	2,648,200	—	2,648,200
Italy	—	2,511,962	—	2,511,962
Luxembourg	—	914,542	—	914,542
Mexico	9,629,896	—	—	9,629,896
Netherlands	6,078,514	—	—	6,078,514
Philippines	—	3,360,172	—	3,360,172
Republic of Korea	—	7,454,387	—	7,454,387
Russia	15,054	10,656,979	—	10,672,033
South Africa	—	1,211,074	—	1,211,074
Switzerland	—	4,032,147	—	4,032,147
Taiwan	—	14,237,943	—	14,237,943
Turkey	—	485,825	—	485,825
United Kingdom	148,378	1,611,418	—	1,759,796
United States	5,744,348	—	—	5,744,348
Preferred Stock
Brazil	455,268	—	—	455,268
India	20,517	—	—	20,517
Singapore	—	—	4,739,983	4,739,983
Warrants	32,240	—	—	32,240
Short-Term Investments	—	6,303,166	—	6,303,166
Total Investments	$49,381,497	$111,773,882	$4,739,983	$165,895,362

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at September 30, 2021 in relation to net assets were not significant.

***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.
+	Represents a security at $0 value as of September 30, 2021.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, collateral held for open purchased options, collateral held for open swap agreements, and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2021.

The Funds, with the exception of the High Yield Fund, had no Level 3 transfers during the year ended September 30, 2021. The High Yield Fund had Level 3 transfers during the year ended September 30, 2021; however, none of the transfers individually or collectively had a material impact on the High Yield Fund.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/20	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 9/30/21	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/21
Strategic Emerging Markets Fund
Preferred Stock	$2,438,401	$—	$—	$2,301,582	$—	$—	$—	$—	$4,739,983	$2,301,582

The Strategic Emerging Markets Fund may fair value certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Strategic Emerging Markets Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Strategic Emerging Markets Fund	Fair Value	Valuation Technique(s)	Unobservable Input Description	Amount or Range/ Weighting of Unobservable Input	Impact to Valuation from an Increase in Input (a)
Preferred Stock - $4,739,983
Grab Holdings, Inc., Series H	$4,739,983	Market approach	Parity price multiplied by conversion factor less 10% discount for lack of liquidity and deal uncertainty	$11.98	Increase
Total	$4,739,983

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of the reporting date. A decrease in the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at the reporting date.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

Notes to Financial Statements (Continued)

At September 30, 2021, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$464,734	$464,734
Futures Contracts^^	—	—	—	1,476,450	1,476,450
Total Value	$—	$—	$—	$1,941,184	$1,941,184
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(870,682)	$(870,682)
Realized Gain (Loss)#
Futures Contracts	$—	$—	$—	$1,127,661	$1,127,661
Swap Agreements	(110,705)	—	—	—	(110,705)
Total Realized Gain (Loss)	$(110,705)	$—	$—	$1,127,661	$1,016,956
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$69,184	$69,184
Futures Contracts	—	—	—	1,125,413	1,125,413
Swap Agreements	(14,042)	—	—	—	(14,042)
Total Change in Appreciation (Depreciation)	$(14,042)	$—	$—	$1,194,597	$1,180,555

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$887,874	$887,874
Futures Contracts^^	—	—	—	269,804	269,804
Swap Agreements*	—	5,043,096	—	432,540	5,475,636
Total Value	$—	$5,043,096	$—	$1,590,218	$6,633,314
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(156,946)	$(156,946)
Swap Agreements^	—	(779,420)	—	—	(779,420)
Total Value	$—	$(779,420)	$—	$(156,946)	$(936,366)
Realized Gain (Loss)#
Futures Contracts	$—	$—	$—	$163,611	$163,611
Swap Agreements	(175,325)	6,259,497	—	10,771,638	16,855,810
Total Realized Gain (Loss)	$(175,325)	$6,259,497	$—	$10,935,249	$17,019,421
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$151,469	$151,469
Futures Contracts	—	—	—	104,768	104,768
Swap Agreements	(4,888)	(1,983,594)	—	611,289	(1,377,193)
Total Change in Appreciation (Depreciation)	$(4,888)	$(1,983,594)	$—	$867,526	$(1,120,956)

Core Bond Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$2,858,139	$2,858,139
Futures Contracts^^	—	—	—	32,449	32,449
Total Value	$—	$—	$—	$2,890,588	$2,890,588
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(2,832,018)	$(2,832,018)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Core Bond Fund (Continued)
Realized Gain (Loss)#
Futures Contracts	$—	$—	$—	$(9,724,051)	$(9,724,051)
Swap Agreements	(340,113)	—	—	—	(340,113)
Total Realized Gain (Loss)	$(340,113)	$—	$—	$(9,724,051)	$(10,064,164)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$370,663	$370,663
Futures Contracts	—	—	—	(930,234)	(930,234)
Swap Agreements	(38,709)	—	—	—	(38,709)
Total Change in Appreciation (Depreciation)	$(38,709)	$—	$—	$(559,571)	$(598,280)

Diversified Bond Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$566,054	$566,054
Forward Contracts*	—	—	74,404	—	74,404
Futures Contracts^^	—	—	—	172,431	172,431
Total Value	$—	$—	$74,404	$738,485	$812,889
Liability Derivatives
Forward Contracts^	$—	$—	$(77,933)	$—	$(77,933)
Futures Contracts^^	—	—	—	(725,504)	(725,504)
Written Options^	—	—	(2,684)	—	(2,684)
Total Value	$—	$—	$(80,617)	$(725,504)	$(806,121)
Realized Gain (Loss)#
Purchased Options	$—	$—	$(234)	$—	$(234)
Forward Contracts	—	—	189,831	—	189,831
Futures Contracts	—	—	—	(1,367,473)	(1,367,473)
Swap Agreements	(124,426)	—	—	—	(124,426)
Written Options	—	—	29,327	—	29,327
Total Realized Gain (Loss)	$(124,426)	$—	$218,924	$(1,367,473)	$(1,272,975)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$(1,427)	$94,284	$92,857
Forward Contracts	—	—	(16,810)	—	(16,810)
Futures Contracts	—	—	—	(235,374)	(235,374)
Swap Agreements	(6,655)	—	—	—	(6,655)
Written Options	—	—	28,989	—	28,989
Total Change in Appreciation (Depreciation)	$(6,655)	$—	$10,752	$(141,090)	$(136,993)

Balanced Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$—	$53,486	$53,486
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$(45,031)	$(45,031)
Futures Contracts	—	147,601	—	(137,251)	10,350
Swap Agreements	637	—	—	—	637
Total Realized Gain (Loss)	$637	$147,601	$—	$(182,282)	$(34,044)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Balanced Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$46,231	$46,231
Futures Contracts	—	(8,009)	—	81,694	73,685
Swap Agreements	(1,343)	—	—	—	(1,343)
Total Change in Appreciation (Depreciation)	$(1,343)	$(8,009)	$—	$127,925	$118,573

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended September 30, 2021, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options
Short-Duration Bond Fund	2,026	$—	$21,100,000	—	$12,680,000	—
Inflation-Protected and Income Fund	159	—	283,589,579	—	23,079,750	—
Core Bond Fund	1,532	—	63,800,000	—	70,131,000	—
Diversified Bond Fund	308	5,363,143	21,500,000	767,915	14,210,000	2,835,702
Balanced Fund	53	—	—	—	—	—

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, and purchased swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2021.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2021. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

Notes to Financial Statements (Continued)

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2021.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Short-Duration Bond Fund
Barclays Bank PLC	$62,240	$—	$(62,240)	$—
Credit Suisse International	402,494	—	(402,494)	—
	$464,734	$—	$(464,734)	$—
Inflation-Protected and Income Fund
Bank of America N.A.	$92,875	$—	$—	$92,875
Barclays Bank PLC	2,074,735	—	(2,060,000)	14,735
BNP Paribas SA	1,803,065	(343,616)	(1,459,449)	—
Credit Suisse International	259,860	—	(259,860)	—
Goldman Sachs International	1,889,518	(435,804)	(1,453,714)	—
JP Morgan Chase Bank N.A.	243,457	—	(243,457)	—
	$6,363,510	$(779,420)	$(5,476,480)	$107,610
Core Bond Fund
Barclays Bank PLC	$2,858,139	$—	$(2,858,139)	$—

Diversified Bond Fund
Bank of America N.A.	$6,200	$(6,200)	$—	$—
Barclays Bank PLC	569,153	—	(569,153)	—
BNP Paribas SA	541	(541)	—	—
Citibank N.A.	15,759	(15,759)	—	—
Goldman Sachs International	4,486	(2,851)	—	1,635
HSBC Bank USA	5,141	—	—	5,141
JP Morgan Chase Bank N.A.	34,434	(30,798)	—	3,636
Morgan Stanley & Co. LLC	4,744	—	—	4,744
	$640,458	$(56,149)	$(569,153)	$15,156

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2021.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Inflation-Protected and Income Fund
BNP Paribas SA	$(343,616)	$343,616	$—	$—
Goldman Sachs International	(435,804)	435,804	—	—
	$(779,420)	$779,420	$—	$—

Notes to Financial Statements (Continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Diversified Bond Fund
Bank of America N.A.	$(18,158)	$6,200	$—	$(11,958)
BNP Paribas SA	(5,085)	541	—	(4,544)
Canadian Imperial Bank of Commerce	(182)	—	—	(182)
Citibank N.A.	(20,007)	15,759	—	(4,248)
Goldman Sachs International	(2,851)	2,851	—	—
JP Morgan Chase Bank N.A.	(30,798)	30,798	—	—
Standard Chartered Bank	(3,536)	—	—	(3,536)
	$(80,617)	$56,149	$—	$(24,468)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2021, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally

Notes to Financial Statements (Continued)

be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Notes to Financial Statements (Continued)

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put

Notes to Financial Statements (Continued)

and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns,

Notes to Financial Statements (Continued)

to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

Notes to Financial Statements (Continued)

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Notes to Financial Statements (Continued)

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

The High Yield Fund entered into certain loan agreements which are unfunded. The High Yield Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the High Yield Fund’s Portfolio of Investments. At September 30, 2021, the High Yield Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Notes to Financial Statements (Continued)

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund, other than the U.S. Government Money Market Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2021, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

Notes to Financial Statements (Continued)

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2021, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

The Global Fund invests a significant amount of its assets in foreign securities and each of the International Equity Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Notes to Financial Statements (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are either declared daily and paid monthly or declared and paid annually depending on the requirements of each Fund. Dividends from net investment income may also be distributed at other times throughout the year as required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
U.S. Government Money Market Fund	0.35% on the first $1 billion; and
0.33% on any excess over $1 billion
Short-Duration Bond Fund	0.35% on the first $500 million; and
0.30% on any excess over $500 million
Inflation-Protected and Income Fund	0.38% on the first $350 million; and
0.33% on any excess over $350 million
Core Bond Fund	0.38% on the first $1.5 billion;
0.33% on the next $500 million; and
0.28% on any excess over $2 billion
Diversified Bond Fund	0.40% on the first $150 million; and
0.30% on any excess over $150 million
High Yield Fund	0.48% on the first $250 million; and
0.455% on any excess over $250 million
Balanced Fund	0.48% on the first $300 million; and
0.43% on any excess over $300 million
Disciplined Value Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Main Street Fund	0.55% on the first $300 million; and
0.50% on any excess over $300 million
Disciplined Growth Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Small Cap Opportunities Fund	0.58% on the first $300 million; and
0.53% on any excess over $300 million

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee
Global Fund	0.75% on the first $400 million; and
0.70% on any excess over $400 million
International Equity Fund	0.83% on the first $500 million;
0.78% on the next $500 million; and
0.73% on any excess over $1 billion
Strategic Emerging Markets Fund	1.00% on the first $350 million; and
0.95% on any excess over $350 million

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

U.S. Government Money Market Fund	0.05%
Short-Duration Bond Fund****	0.08%
Inflation-Protected and Income Fund****	0.08%
Core Bond Fund****	0.10%
Diversified Bond Fund****	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion*	0.09%
Balanced Fund: equity portion*, **	0.22% of the first $50 million;
0.21% of the next $50 million; and
0.20% of any excess over $100 million
Disciplined Value Fund**, ***	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million
Disciplined Growth Fund**, ***	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million

*

Effective November 18, 2020, Invesco Advisers, Inc. replaced Barings LLC as subadviser to the Fund. In addition, on November 18, 2020, Invesco Capital Management LLC was added as a sub-subadviser to the Fund.

**

Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the NYSE on each day that the NYSE is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MML Advisers or its affiliates, including other funds registered under the 1940 Act, for which Barings provides investment advisory services, as agreed upon from time to time by MML Advisers and Barings, determined at the close of the NYSE on each day that the NYSE is open for trading.

***	Effective November 18, 2020, Wellington Management Company LLP replaced Barings LLC as subadviser to the Fund.
****	Effective May 1, 2021, Barings International Investment Limited was added as a sub-subadviser to the Fund.

MML Advisers has entered into investment subadvisory agreements with Invesco Advisers, Inc. (“Invesco”), pursuant to which Invesco serves as the subadviser to the Global Fund, Main Street Fund, Small Cap Opportunities Fund, and Strategic Emerging Markets Fund. These agreements provide that Invesco manage the investment and reinvestment of the assets of each Fund. Invesco receives a subadvisory fee from MML Advisers, based upon the average daily net assets of each Fund.

Effective November 18, 2020, MML Advisers has entered into an investment subadvisory agreement with Invesco, pursuant to which Invesco serves as subadviser to the Balanced Fund. This agreement provides that Invesco manage the investment and reinvestment of the assets of the Balanced Fund. Invesco receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the Balanced Fund. In addition, effective November 18, 2020, Invesco Capital Management LLC serves as a sub-subadviser to the Balanced Fund.

Notes to Financial Statements (Continued)

MML Advisers has entered into an investment subadvisory agreement with Thompson, Siegel & Walmsley LLC (“TSW”) and Wellington Management Company LLP (“Wellington Management”), pursuant to which TSW and Wellington Management serve as the subadvisers to the International Equity Fund. This agreement provides that TSW and Wellington Management manage the investment and reinvestment of the assets of the International Equity Fund. TSW and Wellington Management receive a subadvisory fee from MML Advisers, based upon the International Equity Fund’s average daily net assets.

Effective November 18, 2020, MML Advisers has entered into an investment subadvisory agreement with Wellington Management, pursuant to which Wellington Management serves as subadviser to the Disciplined Value Fund and Disciplined Growth Fund. These agreements provide that Wellington Management manage the investment and reinvestment of the assets of each Fund. Wellington Management receives a subadvisory fee from MML Advisers, based upon the average daily net assets of each Fund.

Effective May 1, 2021, Barings International Investment Limited serves as a sub-subadviser to the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, and Diversified Bond Fund.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

Effective December 31, 2020, under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
U.S. Government Money Market Fund	N/A	0.10%	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Inflation-Protected and Income Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Core Bond Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Diversified Bond Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
High Yield Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Balanced Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Disciplined Value Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Main Street Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Disciplined Growth Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Small Cap Opportunities Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Global Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
International Equity Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Strategic Emerging Markets Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%

Notes to Financial Statements (Continued)

Prior to December 31, 2020, under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers was obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers received an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
U.S. Government Money Market Fund	N/A	0.10%	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Inflation-Protected and Income Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Core Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
High Yield Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Balanced Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Main Street Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Global Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
International Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Emerging Markets Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Prior to December 31, 2020, the Trust entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement were intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and were calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may have paid these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Effective December 31, 2020, the Supplemental Shareholder Services Agreement was terminated and the fees were transferred into the Administrative and Shareholder Services Agreement.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

Effective February 1, 2021, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2022, based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Strategic Emerging Markets Fund	1.15%	1.25%	1.35%	1.45%	1.70%	1.60%	1.85%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Prior to February 1, 2021, MML Advisers agreed to cap the Fees and Expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Inflation-Protected and Income Fund	0.48%	0.58%	0.68%	0.78%	1.03%	0.93%	1.18%
Strategic Emerging Markets Fund	1.15%	1.25%	1.35%	1.45%	1.70%	1.60%	1.85%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Effective July 1, 2021, MML Advisers has agreed to waive 0.05% of the advisory fee of the International Equity Fund through January 31, 2023. Prior to July 1, 2021, MML Advisers waived 0.02% of the advisory fee of the International Equity Fund.

For the U.S. Government Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield. There is no guarantee that the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2021, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Main Street Fund	$1,896
Small Cap Opportunities Fund	2,434
Global Fund	240
International Equity Fund	2,403
Strategic Emerging Markets Fund	759

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2021:

Total % Ownership by Related Party
U.S. Government Money Market Fund	46.6%
Short-Duration Bond Fund	73.9%
Inflation-Protected and Income Fund	65.0%
Core Bond Fund	78.0%
Diversified Bond Fund	51.7%
High Yield Fund	66.3%
Balanced Fund	74.8%
Disciplined Value Fund	88.7%
Main Street Fund	66.7%
Disciplined Growth Fund	75.3%
Small Cap Opportunities Fund	56.7%
Global Fund	73.4%
International Equity Fund	93.5%
Strategic Emerging Markets Fund	97.0%

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2021, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
Short-Duration Bond Fund	$3,260,000	$272,385,389	$5,522,483	$312,499,078
Inflation-Protected and Income Fund	144,975,063	177,013,453	117,931,987	197,300,173
Core Bond Fund	2,813,136,812	417,536,202	2,771,063,224	650,166,625
Diversified Bond Fund	332,495,816	89,525,951	333,492,630	91,670,925
High Yield Fund	—	377,657,482	—	459,903,625
Balanced Fund	310,641,048	234,164,676	284,036,725	256,242,513
Disciplined Value Fund	—	178,050,984	—	188,278,625
Main Street Fund	—	54,336,730	—	80,083,248
Disciplined Growth Fund	—	281,134,567	—	361,359,178
Small Cap Opportunities Fund	—	143,514,650	—	125,109,769
Global Fund	—	35,053,283	—	70,378,946
International Equity Fund	—	50,291,767	—	102,167,725
Strategic Emerging Markets Fund	—	86,446,762	—	128,617,868

Notes to Financial Statements (Continued)

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/Losses
Main Street Fund	$2,758	$221,783	$—
Small Cap Opportunities Fund	307,884	4,783,947	2,351,961

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
U.S. Government Money Market Fund Class R5
Sold	1,368,358,165	$1,368,358,165	1,260,957,196	$1,260,957,196
Issued as reinvestment of dividends	—	—	1,857,069	1,857,069
Redeemed	(1,410,773,686)	(1,410,773,686)	(1,318,418,115)	(1,318,418,115)
Net increase (decrease)	(42,415,521)	$(42,415,521)	(55,603,850)	$(55,603,850)
Short-Duration Bond Fund Class I
Sold	11,314,327	$113,134,595	12,835,373	$127,961,423
Issued as reinvestment of dividends	801,172	7,859,494	640,826	6,427,487
Redeemed	(9,964,157)	(100,009,574)	(14,479,311)	(143,896,465)
Net increase (decrease)	2,151,342	$20,984,515	(1,003,112)	$(9,507,555)
Short-Duration Bond Fund Class R5
Sold	9,461,236	$95,545,701	2,163,376	$21,647,086
Issued as reinvestment of dividends	506,052	4,984,608	499,588	5,030,849
Redeemed	(14,315,626)	(143,718,737)	(7,081,015)	(70,146,705)
Net increase (decrease)	(4,348,338)	$(43,188,428)	(4,418,051)	$(43,468,770)
Short-Duration Bond Fund Service Class
Sold	1,168,072	$11,645,542	1,339,391	$13,197,026
Issued as reinvestment of dividends	112,610	1,102,450	150,318	1,504,685
Redeemed	(3,501,666)	(35,089,378)	(2,640,975)	(26,357,949)
Net increase (decrease)	(2,220,984)	$(22,341,386)	(1,151,266)	$(11,656,238)
Short-Duration Bond Fund Administrative Class
Sold	908,251	$8,959,333	1,351,878	$13,256,835
Issued as reinvestment of dividends	114,062	1,110,963	94,502	942,181
Redeemed	(2,095,558)	(20,819,283)	(1,743,706)	(16,798,571)
Net increase (decrease)	(1,073,245)	$(10,748,987)	(297,326)	$(2,599,555)
Short-Duration Bond Fund Class A
Sold	1,269,827	$12,555,970	1,082,005	$10,695,588
Issued as reinvestment of dividends	184,578	1,786,717	163,448	1,619,767
Redeemed	(2,036,583)	(20,091,668)	(2,474,958)	(23,925,927)
Net increase (decrease)	(582,178)	$(5,748,981)	(1,229,505)	$(11,610,572)
Short-Duration Bond Fund Class R4
Sold	289,584	$2,897,293	298,178	$2,974,097
Issued as reinvestment of dividends	43,799	429,664	36,136	362,441
Redeemed	(313,688)	(3,142,232)	(404,170)	(3,989,768)
Net increase (decrease)	19,695	$184,725	(69,856)	$(653,230)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Class R3
Sold	746,864	$7,411,939	415,940	$4,079,377
Issued as reinvestment of dividends	29,386	286,518	18,897	188,593
Redeemed	(384,832)	(3,827,202)	(349,897)	(3,433,807)
Net increase (decrease)	391,418	$3,871,255	84,940	$834,163
Inflation-Protected and Income Fund Class I
Sold	5,851,897	$65,454,841	7,760,605	$83,482,222
Issued as reinvestment of dividends	895,339	9,795,008	314,268	3,271,533
Redeemed	(5,887,606)	(65,711,161)	(7,142,665)	(76,287,486)
Net increase (decrease)	859,630	$9,538,688	932,208	$10,466,269
Inflation-Protected and Income Fund Class R5
Sold	3,809,440	$43,055,817	2,226,519	$24,025,442
Issued as reinvestment of dividends	437,010	4,785,258	141,751	1,477,050
Redeemed	(3,679,591)	(41,297,642)	(1,724,795)	(18,575,443)
Net increase (decrease)	566,859	$6,543,433	643,475	$6,927,049
Inflation-Protected and Income Fund Service Class
Sold	1,738,766	$19,359,727	1,675,741	$18,087,230
Issued as reinvestment of dividends	249,860	2,728,473	83,858	871,286
Redeemed	(1,915,535)	(21,329,606)	(1,766,478)	(18,806,959)
Net increase (decrease)	73,091	$758,594	(6,879)	$151,557
Inflation-Protected and Income Fund Administrative Class
Sold	403,849	$4,518,081	349,137	$3,795,425
Issued as reinvestment of dividends	66,163	731,102	25,080	263,596
Redeemed	(582,687)	(6,536,683)	(560,044)	(6,025,901)
Net increase (decrease)	(112,675)	$(1,287,500)	(185,827)	$(1,966,880)
Inflation-Protected and Income Fund Class A
Sold	802,187	$8,812,023	1,007,170	$10,700,612
Issued as reinvestment of dividends	109,424	1,177,400	26,021	266,713
Redeemed	(1,700,291)	(18,617,293)	(618,282)	(6,556,206)
Net increase (decrease)	(788,680)	$(8,627,870)	414,909	$4,411,119
Inflation-Protected and Income Fund Class R4
Sold	245,284	$2,688,088	235,320	$2,463,941
Issued as reinvestment of dividends	23,505	251,270	11,705	119,159
Redeemed	(191,655)	(2,088,059)	(527,910)	(5,512,293)
Net increase (decrease)	77,134	$851,299	(280,885)	$(2,929,193)
Inflation-Protected and Income Fund Class R3
Sold	83,435	$907,659	102,480	$1,081,508
Issued as reinvestment of dividends	14,043	150,543	5,707	58,266
Redeemed	(126,997)	(1,382,108)	(231,387)	(2,397,866)
Net increase (decrease)	(29,519)	$(323,906)	(123,200)	$(1,258,092)
Core Bond Fund Class I
Sold	16,653,807	$188,190,430	24,413,460	$273,343,665
Issued as reinvestment of dividends	4,167,301	46,632,100	2,610,318	28,739,602
Redeemed	(28,439,937)	(320,231,055)	(34,269,903)	(382,938,214)
Net increase (decrease)	(7,618,829)	$(85,408,525)	(7,246,125)	$(80,854,947)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Core Bond Fund Class R5
Sold	10,236,824	$117,437,456	5,063,905	$56,714,126
Issued as reinvestment of dividends	1,788,905	20,107,290	941,162	10,399,843
Redeemed	(12,140,353)	(137,496,064)	(6,867,304)	(76,932,435)
Net increase (decrease)	(114,624)	$48,682	(862,237)	$(9,818,466)
Core Bond Fund Service Class
Sold	1,069,398	$12,063,952	2,668,588	$29,923,393
Issued as reinvestment of dividends	284,195	3,177,296	229,976	2,527,437
Redeemed	(3,444,936)	(39,824,021)	(3,371,899)	(37,423,756)
Net increase (decrease)	(2,091,343)	$(24,582,773)	(473,335)	$(4,972,926)
Core Bond Fund Administrative Class
Sold	2,297,149	$25,464,680	2,198,816	$24,708,162
Issued as reinvestment of dividends	404,698	4,484,059	190,504	2,078,397
Redeemed	(4,427,609)	(48,873,052)	(1,731,658)	(18,941,292)
Net increase (decrease)	(1,725,762)	$(18,924,313)	657,662	$7,845,267
Core Bond Fund Class A
Sold	731,994	$8,141,366	963,175	$10,457,461
Issued as reinvestment of dividends	289,572	3,188,192	243,108	2,632,864
Redeemed	(989,634)	(10,941,076)	(4,810,509)	(52,901,969)
Net increase (decrease)	31,932	$388,482	(3,604,226)	$(39,811,644)
Core Bond Fund Class R4
Sold	291,135	$3,207,885	531,392	$5,876,894
Issued as reinvestment of dividends	54,912	599,635	39,456	424,542
Redeemed	(490,668)	(5,366,976)	(917,990)	(10,171,340)
Net increase (decrease)	(144,621)	$(1,559,456)	(347,142)	$(3,869,904)
Core Bond Fund Class R3
Sold	16,348	$185,825	53,276	$580,775
Issued as reinvestment of dividends	4,061	45,768	3,293	36,423
Redeemed	(63,921)	(725,733)	(90,054)	(1,022,341)
Net increase (decrease)	(43,512)	$(494,140)	(33,485)	$(405,143)
Diversified Bond Fund Class I
Sold	2,703,078	$30,083,341	4,134,009	$46,830,084
Issued as reinvestment of dividends	630,975	6,953,342	191,020	2,101,217
Redeemed	(1,941,314)	(21,784,551)	(1,286,060)	(14,315,707)
Net increase (decrease)	1,392,739	$15,252,132	3,038,969	$34,615,594
Diversified Bond Fund Class R5
Sold	2,025,031	$20,776,714	1,925,744	$19,642,775
Issued as reinvestment of dividends	546,240	5,506,098	370,860	3,753,102
Redeemed	(2,232,048)	(23,120,105)	(5,442,921)	(55,944,628)
Net increase (decrease)	339,223	$3,162,707	(3,146,317)	$(32,548,751)
Diversified Bond Fund Service Class
Sold	236,456	$2,444,587	245,368	$2,548,809
Issued as reinvestment of dividends	82,657	846,408	36,833	378,278
Redeemed	(315,320)	(3,316,397)	(389,034)	(4,058,029)
Net increase (decrease)	3,793	$(25,402)	(106,833)	$(1,130,942)
Diversified Bond Fund Administrative Class
Sold	268,813	$2,789,223	276,225	$2,862,991
Issued as reinvestment of dividends	97,055	993,842	64,311	659,827
Redeemed	(760,386)	(8,074,953)	(822,642)	(8,542,597)
Net increase (decrease)	(394,518)	$(4,291,888)	(482,106)	$(5,019,779)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Diversified Bond Fund Class A
Sold	112,929	$1,178,645	384,376	$4,009,085
Issued as reinvestment of dividends	87,721	900,019	69,941	716,898
Redeemed	(687,447)	(7,206,763)	(1,836,895)	(19,259,777)
Net increase (decrease)	(486,797)	$(5,128,099)	(1,382,578)	$(14,533,794)
Diversified Bond Fund Class R4
Sold	96,925	$997,128	157,101	$1,603,381
Issued as reinvestment of dividends	44,948	453,530	21,265	215,413
Redeemed	(223,278)	(2,298,659)	(255,299)	(2,569,657)
Net increase (decrease)	(81,405)	$(848,001)	(76,933)	$(750,863)
Diversified Bond Fund Class R3
Sold	104,551	$1,067,685	163,943	$1,665,074
Issued as reinvestment of dividends	22,490	226,697	8,178	82,760
Redeemed	(179,500)	(1,864,291)	(147,477)	(1,490,752)
Net increase (decrease)	(52,459)	$(569,909)	24,644	$257,082
High Yield Fund Class I
Sold	7,404,898	$66,535,958	23,198,015	$201,062,141
Issued as reinvestment of dividends	2,408,156	20,878,712	2,201,075	19,281,414
Redeemed	(15,685,768)	(141,010,874)	(17,349,295)	(146,100,911)
Net increase (decrease)	(5,872,714)	$(53,596,204)	8,049,795	$74,242,644
High Yield Fund Class R5
Sold	1,146,409	$10,403,455	2,816,499	$24,326,317
Issued as reinvestment of dividends	299,321	2,613,072	299,974	2,645,773
Redeemed	(2,154,177)	(19,524,453)	(1,927,088)	(16,243,944)
Net increase (decrease)	(708,447)	$(6,507,926)	1,189,385	$10,728,146
High Yield Fund Service Class
Sold	698,534	$6,339,574	816,911	$7,021,989
Issued as reinvestment of dividends	196,929	1,719,188	321,932	2,839,443
Redeemed	(1,705,873)	(15,497,169)	(2,545,940)	(21,997,619)
Net increase (decrease)	(810,410)	$(7,438,407)	(1,407,097)	$(12,136,187)
High Yield Fund Administrative Class
Sold	834,873	$7,437,069	591,674	$5,006,524
Issued as reinvestment of dividends	148,142	1,271,060	172,142	1,494,189
Redeemed	(1,228,296)	(10,979,079)	(858,199)	(7,257,413)
Net increase (decrease)	(245,281)	$(2,270,950)	(94,383)	$(756,700)
High Yield Fund Class A
Sold	403,114	$3,549,679	814,241	$6,961,351
Issued as reinvestment of dividends	141,016	1,207,095	196,591	1,702,479
Redeemed	(1,973,127)	(17,579,345)	(1,579,847)	(13,342,010)
Net increase (decrease)	(1,428,997)	$(12,822,571)	(569,015)	$(4,678,180)
High Yield Fund Class R4
Sold	1,020,482	$8,864,340	941,583	$7,788,215
Issued as reinvestment of dividends	239,764	2,023,612	315,597	2,695,196
Redeemed	(1,733,360)	(15,173,335)	(1,713,057)	(14,096,600)
Net increase (decrease)	(473,114)	$(4,285,383)	(455,877)	$(3,613,189)
High Yield Fund Class R3
Sold	665,488	$5,949,785	837,762	$7,144,883
Issued as reinvestment of dividends	185,002	1,607,669	242,579	2,129,846
Redeemed	(1,345,596)	(11,992,499)	(1,641,307)	(13,932,102)
Net increase (decrease)	(495,106)	$(4,435,045)	(560,966)	$(4,657,373)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Balanced Fund Class I
Sold	1,406,473	$18,789,282	1,379,938	$16,405,193
Issued as reinvestment of dividends	121,303	1,547,830	173,528	2,058,041
Redeemed	(1,138,785)	(15,866,883)	(743,647)	(8,643,855)
Net increase (decrease)	388,991	$4,470,229	809,819	$9,819,379
Balanced Fund Class R5
Sold	201,850	$2,720,179	198,510	$2,366,990
Issued as reinvestment of dividends	110,326	1,408,864	236,763	2,810,372
Redeemed	(945,182)	(12,725,238)	(785,543)	(9,194,993)
Net increase (decrease)	(633,006)	$(8,596,195)	(350,270)	$(4,017,631)
Balanced Fund Service Class
Sold	66,513	$1,002,028	248,919	$3,177,238
Issued as reinvestment of dividends	19,900	269,648	26,519	333,607
Redeemed	(65,078)	(972,493)	(92,023)	(1,133,885)
Net increase (decrease)	21,335	$299,183	183,415	$2,376,960
Balanced Fund Administrative Class
Sold	80,825	$1,102,359	83,672	$1,005,361
Issued as reinvestment of dividends	15,210	195,297	34,921	416,607
Redeemed	(51,126)	(708,371)	(224,831)	(2,700,070)
Net increase (decrease)	44,909	$589,285	(106,238)	$(1,278,102)
Balanced Fund Class A
Sold	120,375	$1,567,683	127,744	$1,449,420
Issued as reinvestment of dividends	64,884	806,506	137,628	1,592,357
Redeemed	(893,475)	(12,043,785)	(351,203)	(4,140,429)
Net increase (decrease)	(708,216)	$(9,669,596)	(85,831)	$(1,098,652)
Balanced Fund Class R4
Sold	546,980	$6,991,241	35,848	$417,440
Issued as reinvestment of dividends	7,862	96,702	16,250	186,064
Redeemed	(371,485)	(4,985,010)	(46,044)	(523,745)
Net increase (decrease)	183,357	$2,102,933	6,054	$79,759
Balanced Fund Class R3
Sold	488,069	$6,203,935	136,736	$1,578,091
Issued as reinvestment of dividends	16,465	201,693	37,878	431,814
Redeemed	(232,545)	(3,026,890)	(166,963)	(1,876,126)
Net increase (decrease)	271,989	$3,378,738	7,651	$133,779
Disciplined Value Fund Class I
Sold	392,553	$5,437,291	1,135,891	$13,574,006
Issued as reinvestment of dividends	39,626	527,416	87,394	1,207,781
Redeemed	(188,241)	(2,686,622)	(713,777)	(9,091,696)
Net increase (decrease)	243,938	$3,278,085	509,508	$5,690,091
Disciplined Value Fund Class R5
Sold	179,709	$2,702,284	113,957	$1,355,314
Issued as reinvestment of dividends	50,636	675,986	273,525	3,793,792
Redeemed	(732,062)	(11,012,890)	(1,542,362)	(18,713,690)
Net increase (decrease)	(501,717)	$(7,634,620)	(1,154,880)	$(13,564,584)
Disciplined Value Fund Service Class
Sold	137,085	$2,044,539	124,315	$1,406,469
Issued as reinvestment of dividends	17,881	236,749	98,567	1,356,284
Redeemed	(127,639)	(1,844,598)	(723,853)	(9,800,079)
Net increase (decrease)	27,327	$436,690	(500,971)	$(7,037,326)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Disciplined Value Fund Administrative Class
Sold	29,152	$434,407	63,218	$727,009
Issued as reinvestment of dividends	6,106	82,862	27,299	384,917
Redeemed	(278,629)	(4,059,266)	(151,052)	(2,035,626)
Net increase (decrease)	(243,371)	$(3,541,997)	(60,535)	$(923,700)
Disciplined Value Fund Class A
Sold	71,172	$1,036,315	114,031	$1,542,202
Issued as reinvestment of dividends	7,378	96,647	33,935	462,189
Redeemed	(124,043)	(1,795,340)	(115,626)	(1,413,414)
Net increase (decrease)	(45,493)	$(662,378)	32,340	$590,977
Disciplined Value Fund Class R4
Sold	37,896	$581,902	11,708	$144,273
Issued as reinvestment of dividends	3,862	50,170	20,004	270,247
Redeemed	(99,745)	(1,490,875)	(97,795)	(1,316,545)
Net increase (decrease)	(57,987)	$(858,803)	(66,083)	$(902,025)
Disciplined Value Fund Class R3
Sold	74,425	$1,142,069	93,605	$1,087,951
Issued as reinvestment of dividends	4,790	63,371	19,703	271,118
Redeemed	(110,516)	(1,586,766)	(93,455)	(1,185,450)
Net increase (decrease)	(31,301)	$(381,326)	19,853	$173,619
Main Street Fund Class I
Sold	479,639	$6,194,516	994,249	$10,263,296
Issued as reinvestment of dividends	86,188	1,017,015	218,688	2,335,592
Redeemed	(1,253,441)	(15,761,440)	(755,303)	(7,878,220)
Net increase (decrease)	(687,614)	$(8,549,909)	457,634	$4,720,668
Main Street Fund Class R5
Sold	459,010	$5,868,428	386,916	$4,034,496
Issued as reinvestment of dividends	125,727	1,482,317	418,418	4,468,709
Redeemed	(1,224,918)	(15,641,930)	(1,140,364)	(11,817,224)
Net increase (decrease)	(640,181)	$(8,291,185)	(335,030)	$(3,314,019)
Main Street Fund Service Class
Sold	4,528	$56,415	961	$10,148
Issued as reinvestment of dividends	24	297	4,458	49,701
Redeemed	(9,095)	(113,505)	(46,671)	(540,230)
Net increase (decrease)	(4,543)	$(56,793)	(41,252)	$(480,381)
Main Street Fund Administrative Class
Sold	146,525	$1,944,962	159,554	$1,628,522
Issued as reinvestment of dividends	55,665	656,288	211,225	2,255,886
Redeemed	(345,355)	(4,379,914)	(695,524)	(7,172,594)
Net increase (decrease)	(143,165)	$(1,778,664)	(324,745)	$(3,288,186)
Main Street Fund Class A
Sold	66,238	$833,409	95,643	$957,087
Issued as reinvestment of dividends	27,948	323,920	113,081	1,188,476
Redeemed	(412,780)	(5,116,950)	(297,116)	(3,085,995)
Net increase (decrease)	(318,594)	$(3,959,621)	(88,392)	$(940,432)
Main Street Fund Class R4
Sold	109,189	$1,272,793	34,580	$348,669
Issued as reinvestment of dividends	18,078	207,357	57,075	593,581
Redeemed	(104,309)	(1,272,393)	(97,355)	(1,017,728)
Net increase (decrease)	22,958	$207,757	(5,700)	$(75,478)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Main Street Fund Class R3
Sold	4,781	$60,525	6,232	$62,801
Issued as reinvestment of dividends	2,859	33,250	10,109	106,551
Redeemed	(24,726)	(328,416)	(20,066)	(214,359)
Net increase (decrease)	(17,086)	$(234,641)	(3,725)	$(45,007)
Disciplined Growth Fund Class I
Sold	639,324	$9,007,085	910,715	$10,042,476
Issued as reinvestment of dividends	124,790	1,624,765	388,407	4,066,618
Redeemed	(1,526,392)	(21,370,721)	(1,098,785)	(11,581,970)
Net increase (decrease)	(762,278)	$(10,738,871)	200,337	$2,527,124
Disciplined Growth Fund Class R5
Sold	1,274,661	$18,226,325	2,424,223	$27,834,294
Issued as reinvestment of dividends	370,101	4,826,119	1,016,326	10,651,101
Redeemed	(2,541,615)	(35,435,122)	(4,693,152)	(50,909,381)
Net increase (decrease)	(896,853)	$(12,382,678)	(1,252,603)	$(12,423,986)
Disciplined Growth Fund Service Class
Sold	154,566	$2,147,853	296,296	$3,124,088
Issued as reinvestment of dividends	85,731	1,123,937	333,098	3,510,848
Redeemed	(597,590)	(8,443,917)	(1,531,596)	(16,676,987)
Net increase (decrease)	(357,293)	$(5,172,127)	(902,202)	$(10,042,051)
Disciplined Growth Fund Administrative Class
Sold	292,361	$4,323,669	532,032	$6,171,096
Issued as reinvestment of dividends	116,977	1,558,139	420,793	4,502,486
Redeemed	(951,357)	(13,678,523)	(1,466,858)	(16,922,659)
Net increase (decrease)	(542,019)	$(7,796,715)	(514,033)	$(6,249,077)
Disciplined Growth Fund Class A
Sold	135,936	$1,926,946	393,717	$4,306,687
Issued as reinvestment of dividends	88,569	1,133,688	345,514	3,558,796
Redeemed	(701,696)	(9,677,601)	(1,220,793)	(13,089,935)
Net increase (decrease)	(477,191)	$(6,616,967)	(481,562)	$(5,224,452)
Disciplined Growth Fund Class R4
Sold	115,803	$1,556,859	307,472	$3,317,709
Issued as reinvestment of dividends	82,193	1,039,743	295,967	3,012,939
Redeemed	(1,676,574)	(23,437,150)	(535,710)	(5,775,801)
Net increase (decrease)	(1,478,578)	$(20,840,548)	67,729	$554,847
Disciplined Growth Fund Class R3
Sold	80,112	$1,127,584	217,261	$2,285,159
Issued as reinvestment of dividends	19,722	248,888	61,111	622,111
Redeemed	(239,158)	(3,528,032)	(369,598)	(4,138,562)
Net increase (decrease)	(139,324)	$(2,151,560)	(91,226)	$(1,231,292)
Small Cap Opportunities Fund Class I
Sold	2,152,649	$38,139,924	1,129,713	$14,966,938
Issued as reinvestment of dividends	230,205	3,678,677	22,012	318,077
Redeemed	(813,878)	(14,609,175)	(861,764)	(11,534,053)
Net increase (decrease)	1,568,976	$27,209,426	289,961	$3,750,962
Small Cap Opportunities Fund Class R5
Sold	1,782,293	$32,569,439	4,536,074	$63,396,996
Issued as reinvestment of dividends	516,508	8,238,297	60,213	868,871
Redeemed	(1,780,475)	(31,483,776)	(2,473,418)	(32,634,713)
Net increase (decrease)	518,326	$9,323,960	2,122,869	$31,631,154

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Small Cap Opportunities Fund Service Class
Sold	265,393	$4,861,794	267,039	$3,571,361
Issued as reinvestment of dividends	96,039	1,528,937	8,411	121,119
Redeemed	(310,359)	(5,556,779)	(291,310)	(3,970,351)
Net increase (decrease)	51,073	$833,952	(15,860)	$(277,871)
Small Cap Opportunities Fund Administrative Class
Sold	439,053	$7,704,558	217,960	$2,785,560
Issued as reinvestment of dividends	109,361	1,730,097	8,435	120,787
Redeemed	(496,159)	(8,753,528)	(393,462)	(5,215,562)
Net increase (decrease)	52,255	$681,127	(167,067)	$(2,309,215)
Small Cap Opportunities Fund Class A
Sold	686,520	$12,099,261	332,943	$4,038,283
Issued as reinvestment of dividends	246,828	3,793,745	17,248	240,612
Redeemed	(1,099,614)	(19,004,890)	(1,008,003)	(12,909,501)
Net increase (decrease)	(166,266)	$(3,111,884)	(657,812)	$(8,630,606)
Small Cap Opportunities Fund Class R4
Sold	271,003	$4,374,138	162,115	$1,965,065
Issued as reinvestment of dividends	57,740	881,116	3,887	53,838
Redeemed	(176,521)	(2,934,652)	(267,510)	(3,410,248)
Net increase (decrease)	152,222	$2,320,602	(101,508)	$(1,391,345)
Small Cap Opportunities Fund Class R3
Sold	326,200	$5,702,286	84,454	$1,008,882
Issued as reinvestment of dividends	31,666	478,467	3,056	41,924
Redeemed	(279,793)	(4,791,893)	(286,498)	(3,673,536)
Net increase (decrease)	78,073	$1,388,860	(198,988)	$(2,622,730)
Global Fund Class I
Sold	1,313,419	$22,920,566	1,095,137	$14,750,065
Issued as reinvestment of dividends	254,998	4,141,170	51,537	704,508
Redeemed	(1,295,254)	(22,679,641)	(1,782,887)	(23,643,043)
Net increase (decrease)	273,163	$4,382,095	(636,213)	$(8,188,470)
Global Fund Class R5
Sold	401,475	$6,972,197	827,558	$10,875,255
Issued as reinvestment of dividends	372,971	6,060,786	64,981	889,589
Redeemed	(1,442,933)	(25,014,770)	(1,476,603)	(19,627,239)
Net increase (decrease)	(668,487)	$(11,981,787)	(584,064)	$(7,862,395)
Global Fund Service Class
Sold	74,171	$1,259,308	150,261	$2,068,706
Issued as reinvestment of dividends	20,921	336,406	3,398	46,110
Redeemed	(83,980)	(1,416,983)	(260,002)	(3,464,342)
Net increase (decrease)	11,112	$178,731	(106,343)	$(1,349,526)
Global Fund Administrative Class
Sold	442,561	$7,686,685	335,946	$4,152,508
Issued as reinvestment of dividends	258,714	4,196,349	37,975	520,255
Redeemed	(1,343,322)	(23,224,861)	(1,258,463)	(16,481,104)
Net increase (decrease)	(642,047)	$(11,341,827)	(884,542)	$(11,808,341)
Global Fund Class A
Sold	169,535	$2,824,043	370,819	$4,911,097
Issued as reinvestment of dividends	79,531	1,270,108	7,138	96,655
Redeemed	(739,313)	(13,056,319)	(860,649)	(11,280,891)
Net increase (decrease)	(490,247)	$(8,962,168)	(482,692)	$(6,273,139)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Global Fund Class R4
Sold	400,107	$7,058,217	238,864	$3,003,018
Issued as reinvestment of dividends	32,263	507,173	2,803	37,330
Redeemed	(159,210)	(2,734,225)	(261,871)	(3,283,137)
Net increase (decrease)	273,160	$4,831,165	(20,204)	$(242,789)
Global Fund Class R3
Sold	395,700	$7,355,077	195,546	$2,567,993
Issued as reinvestment of dividends	34,097	540,776	2,453	33,038
Redeemed	(352,878)	(6,206,358)	(378,303)	(4,626,338)
Net increase (decrease)	76,919	$1,689,495	(180,304)	$(2,025,307)
International Equity Fund Class I
Sold	4,384,179	$45,420,608	4,180,532	$51,140,629
Issued as reinvestment of dividends	3,875,666	36,392,504	449,133	5,748,906
Redeemed	(6,703,534)	(67,994,400)	(9,755,499)	(121,420,945)
Net increase (decrease)	1,556,311	$13,818,712	(5,125,834)	$(64,531,410)
International Equity Fund Class R5
Sold	358,016	$3,796,054	366,810	$4,608,798
Issued as reinvestment of dividends	2,331,454	21,915,668	286,457	3,666,648
Redeemed	(2,360,681)	(24,560,798)	(3,854,186)	(48,275,299)
Net increase (decrease)	328,789	$1,150,924	(3,200,919)	$(39,999,853)
International Equity Fund Service Class
Sold	27,728	$298,533	49,413	$601,437
Issued as reinvestment of dividends	160,439	1,504,920	26,551	339,316
Redeemed	(189,874)	(2,087,907)	(513,944)	(6,537,449)
Net increase (decrease)	(1,707)	$(284,454)	(437,980)	$(5,596,696)
International Equity Fund Administrative Class
Sold	24,694	$274,716	35,747	$435,111
Issued as reinvestment of dividends	130,844	1,216,848	16,406	208,684
Redeemed	(185,817)	(1,982,890)	(236,315)	(2,955,297)
Net increase (decrease)	(30,279)	$(491,326)	(184,162)	$(2,311,502)
International Equity Fund Class A
Sold	186,950	$1,995,323	270,031	$3,232,288
Issued as reinvestment of dividends	801,741	7,087,390	61,598	760,119
Redeemed	(1,015,711)	(10,022,830)	(751,225)	(8,910,416)
Net increase (decrease)	(27,020)	$(940,117)	(419,596)	$(4,918,009)
International Equity Fund Class R4
Sold	15,293	$149,199	28,978	$324,669
Issued as reinvestment of dividends	86,724	756,235	14,225	173,825
Redeemed	(83,038)	(775,755)	(314,860)	(3,691,453)
Net increase (decrease)	18,979	$129,679	(271,657)	$(3,192,959)
International Equity Fund Class R3
Sold	28,888	$274,012	33,535	$375,960
Issued as reinvestment of dividends	99,712	861,510	14,667	178,640
Redeemed	(75,969)	(797,072)	(327,850)	(3,921,617)
Net increase (decrease)	52,631	$338,450	(279,648)	$(3,367,017)
Strategic Emerging Markets Fund Class I
Sold	2,622,168	$41,148,451	10,127,465	$132,216,588
Issued as reinvestment of dividends	183,464	2,772,142	1,034,165	13,661,324
Redeemed	(5,090,734)	(79,909,183)	(9,265,591)	(109,834,837)
Net increase (decrease)	(2,285,102)	$(35,988,590)	1,896,039	$36,043,075

Notes to Financial Statements (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Strategic Emerging Markets Fund Class R5
Sold	14,440	$232,990	219,944	$2,913,595
Issued as reinvestment of dividends	3,223	49,442	26,614	357,160
Redeemed	(74,842)	(1,202,244)	(336,221)	(4,440,670)
Net increase (decrease)	(57,179)	$(919,812)	(89,663)	$(1,169,915)
Strategic Emerging Markets Fund Service Class
Sold	14,307	$224,109	166,762	$2,238,544
Issued as reinvestment of dividends	2,548	38,555	3,146	41,689
Redeemed	(54,988)	(842,650)	(15,462)	(184,722)
Net increase (decrease)	(38,133)	$(579,986)	154,446	$2,095,511
Strategic Emerging Markets Fund Administrative Class
Sold	12,632	$196,725	16,959	$209,276
Issued as reinvestment of dividends	1,087	16,503	5,996	79,749
Redeemed	(20,157)	(312,538)	(19,416)	(239,335)
Net increase (decrease)	(6,438)	$(99,310)	3,539	$49,690
Strategic Emerging Markets Fund Class A
Sold	38,039	$591,287	155,124	$1,998,164
Issued as reinvestment of dividends	2,297	34,506	6,859	90,537
Redeemed	(151,455)	(2,434,965)	(76,087)	(938,758)
Net increase (decrease)	(111,119)	$(1,809,172)	85,896	$1,149,943
Strategic Emerging Markets Fund Class R4
Sold	11,717	$181,454	19,713	$244,996
Issued as reinvestment of dividends	1,420	21,224	8,531	112,016
Redeemed	(77,503)	(1,163,663)	(37,453)	(445,066)
Net increase (decrease)	(64,366)	$(960,985)	(9,209)	$(88,054)
Strategic Emerging Markets Fund Class R3
Sold	17,182	$256,630	42,579	$524,514
Issued as reinvestment of dividends	1,166	17,356	4,650	60,918
Redeemed	(17,804)	(271,856)	(29,412)	(363,228)
Net increase (decrease)	544	$2,130	17,817	$222,204

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained the following amounts during the year ended September 30, 2021:

Front-End Sales Charges Retained by Distributor
Core Bond Fund	$875
High Yield Fund	1,050
Main Street Fund	47
Small Cap Opportunities Fund	138
Global Fund	47

Notes to Financial Statements (Continued)

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2021, were waived for any redemptions subject to such a charge.

6. Federal Income Tax Information

At September 30, 2021, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Government Money Market Fund	$243,157,526	$—	$—	$—
Short-Duration Bond Fund	381,097,306	4,060,345	(2,569,309)	1,491,036
Inflation-Protected and Income Fund	383,979,387	7,956,198	(1,942,637)	6,013,561
Core Bond Fund	1,292,452,177	28,814,802	(8,181,971)	20,632,831
Diversified Bond Fund	256,167,668	6,975,702	(1,491,424)	5,484,278
High Yield Fund	538,521,789	27,529,247	(2,944,299)	24,584,948
Balanced Fund	162,966,591	7,703,866	(2,731,013)	4,972,853
Disciplined Value Fund	91,482,806	10,052,044	(2,112,545)	7,939,499
Main Street Fund	89,637,179	31,291,441	(731,645)	30,559,796
Disciplined Growth Fund	193,427,779	56,111,988	(3,271,429)	52,840,559
Small Cap Opportunities Fund	277,522,264	85,733,730	(9,358,182)	76,375,548
Global Fund	161,344,846	213,470,880	(1,567,633)	211,903,247
International Equity Fund	150,381,262	17,948,102	(5,577,898)	12,370,204
Strategic Emerging Markets Fund	146,736,874	30,982,258	(11,823,770)	19,158,488

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at September 30, 2021, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2021, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Short-Duration Bond Fund	$5,110,040	$20,171,195
High Yield Fund	4,104,723	34,238,555

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Notes to Financial Statements (Continued)

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2021, late year ordinary losses:

Amount
Global Fund	$1,204,241

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2021, was as follows:

	Ordinary Income	Long Term Capital Gain
Short-Duration Bond Fund	$17,574,671	$—
Inflation-Protected and Income Fund	19,482,741	136,657
Core Bond Fund	73,365,061	4,869,570
Diversified Bond Fund	12,237,128	3,642,808
High Yield Fund	31,328,119	—
Balanced Fund	2,378,437	2,148,296
Disciplined Value Fund	1,733,201	—
Main Street Fund	1,282,705	2,441,294
Disciplined Growth Fund	959,344	10,595,935
Small Cap Opportunities Fund	1,308,592	19,106,651
Global Fund	—	17,053,155
International Equity Fund	12,178,079	57,558,476
Strategic Emerging Markets Fund	—	2,951,373

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2020, was as follows:

	Ordinary Income	Long Term Capital Gain
U.S. Government Money Market Fund	$1,857,173	$—
Short-Duration Bond Fund	16,088,439	—
Inflation-Protected and Income Fund	6,327,704	—
Core Bond Fund	46,839,258	—
Diversified Bond Fund	7,907,495	—
High Yield Fund	32,799,482	—
Balanced Fund	2,773,051	5,056,182
Disciplined Value Fund	2,190,398	5,555,930
Main Street Fund	1,136,104	9,873,026
Disciplined Growth Fund	2,181,534	27,743,365
Small Cap Opportunities Fund	574,557	1,192,223
Global Fund	1,587,972	739,536
International Equity Fund	2,633,421	8,442,845
Strategic Emerging Markets Fund	997,920	13,413,672

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2021:

Amount
International Equity Fund	$234,172
Strategic Emerging Markets Fund	728,726

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2021, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
U.S. Government Money Market Fund	$—	$—	$(46,588)	$—	$(46,588)
Short-Duration Bond Fund	4,472,907	(25,281,235)	(50,166)	1,491,036	(19,367,458)
Inflation-Protected and Income Fund	22,789,998	2,361,296	(27,191)	6,013,561	31,137,664
Core Bond Fund	18,196,328	13,741,842	(136,447)	20,632,831	52,434,554
Diversified Bond Fund	4,797,349	2,174,895	(17,797)	5,477,279	12,431,726
High Yield Fund	23,323,746	(38,343,278)	(29,154)	24,585,144	9,536,458
Balanced Fund	18,210,697	17,283,247	(14,769)	4,972,853	40,452,028
Disciplined Value Fund	15,478,583	39,992	(23,105)	7,939,499	23,434,969
Main Street Fund	3,993,147	17,649,767	(14,255)	30,559,873	52,188,532
Disciplined Growth Fund	26,997,593	65,233,421	(28,413)	52,840,559	145,043,160
Small Cap Opportunities Fund	6,404,865	24,446,937	(21,647)	76,375,548	107,205,703
Global Fund	—	33,880,055	(1,236,790)	211,385,778	244,029,043
International Equity Fund	13,648,809	4,709,410	(54,539)	12,379,788	30,683,468
Strategic Emerging Markets Fund	541,453	19,473,622	(14,233)	18,295,359	38,296,201

During the year ended September 30, 2021, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
U.S. Government Money Market Fund	$4,784	$(7,571)	$2,787
Short-Duration Bond Fund	1,155	(117,634)	116,479
Inflation-Protected and Income Fund	616	(734,995)	734,379
Core Bond Fund	3,126	(1,683,675)	1,680,549
Diversified Bond Fund	404	(260,379)	259,975
High Yield Fund	(1,570)	(564,403)	565,973
Balanced Fund	339	(322,694)	322,355
Disciplined Value Fund	229	27,112	(27,341)
Main Street Fund	63	116,137	(116,200)

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Disciplined Growth Fund	$652	$(107,703)	$107,051
Small Cap Opportunities Fund	(19,034)	67,790	(48,756)
Global Fund	(323,391)	(1,026,711)	1,350,102
International Equity Fund	1,261	(492,388)	491,127
Strategic Emerging Markets Fund	—	151,432	(151,432)

The Funds did not have any unrecognized tax benefits at September 30, 2021, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. New Accounting Pronouncements

In October 2020, Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables — Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. As of September 30, 2021, Management has fully implemented the new rule and there was no material impact.

In January 2021, FASB issued Accounting Standards Update 2021-01 — Reference Rate Reform (Topic 848) — Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.

9. Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which

Notes to Financial Statements (Continued)

Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust. This case has been dismissed by the district court and dismissal was affirmed by the Second Circuit Court of Appeals. The Trustee recently filed with the Second Circuit a petition for rehearing en banc.

The potential amounts sought to be recovered from the Balanced Fund, Disciplined Value Fund, and Small Cap Opportunities Fund, are approximately $44,200, $299,880, and $414,800, respectively, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Disciplined Value Fund and Small Cap Opportunities Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings. This case also has been dismissed. The district court’s dismissal of the case was affirmed by the Second Circuit Court of Appeals, and the Plaintiffs’ petition for certiorari was denied by the United States Supreme Court.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10. Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual U.S. Government Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation- Protected and Income Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual High Yield Fund, MassMutual Balanced Fund, MassMutual Disciplined Value Fund, MassMutual Main Street Fund, MassMutual Disciplined Growth Fund, MassMutual Small Cap Opportunities Fund, MassMutual Global Fund, MassMutual International Equity Fund, and MassMutual Strategic Emerging Markets Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 23, 2021

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: MassMutual U.S. Product.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2012	Retired.	111

Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee Chairman	Since 2003 2006- 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	111

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Chairperson and Trustee (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2004	Retired.	111

Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2012	Retired.	111

Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson and Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2004	Retired.	111

Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since

2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2012	Retired.	113^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	111

Director (since 2016), MML Advisers; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

113^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017

Investment Director (since 2014), MML Advisers; Client Portfolio Manager (since 2021), Head of Investment Consulting & Strategy (2017-2021), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).

111
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk	Since 2008 2004- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

111

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

				111
Aruna Hobbs Year of birth: 1960	Vice President	Since 2021	Vice President (since 2021), MML Advisers; Head of Institutional Investments (since 2014), MassMutual; Vice President (since 2021), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).	111
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).	111
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

				111
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Manager Research (since 2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

				111

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

111

*	The address of each Trustee and Principal Officer is the same as that for the Trust;1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2021, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Core Bond Fund	0.18%
Diversified Bond Fund	0.20%
Balanced Fund	46.51%
Disciplined Value Fund	75.73%
Main Street Fund	75.21%
Disciplined Growth Fund	59.35%
Small Cap Opportunities Fund	70.75%
Strategic Emerging Markets Fund	4.20%

For the year ended September 30, 2021, the following Fund(s) earned the following foreign sources of income:

Amount
International Equity Fund	$4,458,943
Strategic Emerging Markets Fund	2,870,867

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2021.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds, except for the U.S. Government Money Market Fund, file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2021, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the U.S. Government Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Disciplined Value Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding

Other Information (Unaudited) (Continued)

each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2020. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for the Short-Duration Bond Fund, Inflation-Protected and Income Fund, High Yield Fund, Balanced Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, and Strategic Emerging Markets Fund were within the top fifty percent of their peer groups, and in most cases in the top forty percent. The Core Bond Fund, Diversified Bond Fund, and Disciplined Value Fund had total net expense ratios in the third comparative quintile. All of the foregoing Funds had net advisory fees below the medians of their peers except the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, and Strategic Emerging Markets Fund, the levels of whose net advisory fees the Committee did not consider to be inconsistent with the advisory agreements’ continuation, in light of the Funds’ generally acceptable total net expense ratios and/or general favorable investment performance over time.

As to the International Equity Fund, the Committee considered MML Advisers’ statement that, although the Fund’s total net expense ratio was at the 67th comparative percentile, the Fund’s net advisory fee, at the 75th comparative percentile, was only two basis points above the peer group median, and that MML Advisers was proposing adding a three basis point contractual advisory fee reduction. As to the U.S. Government Money Market Fund, the Committee considered MML Advisers’ statement that, although the Fund’s total net expense ratio was at the 88th comparative percentile and the Fund’s net advisory fee was at the 75th comparative percentile, the Adviser continued to implement a fee waiver in order to avoid a negative yield, which is typical for money market funds. The Committee also considered MML Advisers’ belief that the Fund’s subadviser, an affiliate of the Adviser, continued to provide an appropriate investment program for the Fund, and that performance and fee comparisons among money market funds are greatly challenged in this prolonged period of very low short-term interest rates.

The Committee determined on the basis of these factors that the levels of the Funds’ net advisory fees, and the total net expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

The Committee considered that the Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, Main Street Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund had achieved three-year investment performance above the medians of their performance categories, or in the top sixty percent of their performance categories.

The Committee considered that the Balanced Fund, Disciplined Growth Fund, and Disciplined Value Fund had each experienced one- and three-year performance below the sixtieth comparative percentiles of their performance categories. The Committee considered MML Advisers’ statement that a contributor to each Fund’s underperformance was a relatively low exposure to high-growth stocks during the recent high growth-oriented equity markets, and MML Advisers’ confidence in each Fund’s investment strategy and subadviser(s) over the long term. The Committee also noted that each Fund had experienced a subadviser change in the past year, which MML Advisers believes should lead to improving performance.

As to the U.S. Government Money Market Fund, the Committee noted that, although the Fund had experienced performance for the one- and three-year periods in the 73rd and 67th comparative percentiles, respectively, that represented performance that was two basis points and five basis points below the category medians for those periods, respectively. The Committee considered MML Advisers’ statement that performance among the Fund’s peers reflects pricing and fee waivers/expense caps to a large degree in the currently low interest rate environment and is not necessarily reflective of the abilities or investment performance of the subadviser.

As to the High Yield Fund, the Committee noted that the Fund had experienced performance for the one- and three-year periods in the 65th and 66th comparative percentiles, respectively. The Committee considered MML Advisers’ statements that the Fund has outperformed its performance category for longer-term periods and for seven of the last 10 years, and that MML Advisers remains confident in the subadviser.

Other Information (Unaudited) (Continued)

As to the Short-Duration Bond Fund, the Committee noted that the Fund had experienced performance for the one- and three-year periods in the 91st and 77th comparative percentiles, respectively. The Committee considered MML Advisers’ statements that the Fund’s more recent underperformance was largely due to its very short duration, which put it at a disadvantage given the drop in market yields in the past year, and that the Fund has performed more favorably over the longer-term, including above-median performance in seven of the past 10 years.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Also at their meeting in June 2021, the Trustees, including the Independent Trustees, approved a new subadvisory agreement with Thompson, Siegel & Walmsley LLC (“TSW”) for the International Equity Fund (the “Fund” and the “June Subadvisory Agreement”) due to an expected change in control, whereby Pendal Group Ltd. (“Pendal”) will acquire 100% equity interest in TSW through its acquisition of BrightSphere Investment Group Inc.’s (“BrightSphere”) and TSW employees’ equity interests in TSW. The acquisition by Pendal of BrightSphere’s and TSW employees’ equity interests in TSW will trigger the automatic assignment of the current subadvisory agreement, necessitating the need for the June Subadvisory Agreement, which is substantially identical to the current subadvisory agreement. The Trustees considered the nature of the transaction and that the transaction would not result in any change in the investment strategies or portfolio management team of the Fund, or in the fees or expenses of the Fund. In addition, the Trustees considered the statements of Pendal and TSW that the change in control was not expected to have any material impact on TSW or the services it provides to the Fund, including the personnel providing services to the Fund.

Prior to the votes being taken to approve the June Subadvisory Agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The June Subadvisory Agreement became effective on July 22, 2021.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2021

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2021:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2021.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
U.S. Government Money Market Fund
Class R5	$1,000	0.04%	$1,000.00	$0.20	$1,024.90	$0.20
Short-Duration Bond Fund
Class I	1,000	0.45%	1,012.00	2.27	1,022.80	2.28
Class R5	1,000	0.55%	1,011.00	2.77	1,022.30	2.79
Service Class	1,000	0.64%	1,010.00	3.22	1,021.90	3.24
Administrative Class	1,000	0.75%	1,010.10	3.78	1,021.30	3.80
Class A	1,000	1.00%	1,009.10	5.04	1,020.10	5.06
Class R4	1,000	0.90%	1,010.00	4.53	1,020.60	4.56
Class R3	1,000	1.15%	1,009.10	5.79	1,019.30	5.82

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Class I	$1,000	0.47%	$1,052.30	$2.42	$1,022.70	$2.38
Class R5	1,000	0.58%	1,052.30	2.98	1,022.20	2.94
Service Class	1,000	0.67%	1,051.60	3.45	1,021.70	3.40
Administrative Class	1,000	0.77%	1,051.00	3.96	1,021.20	3.90
Class A	1,000	1.02%	1,049.50	5.24	1,020.00	5.17
Class R4	1,000	0.93%	1,049.90	4.78	1,020.40	4.71
Class R3	1,000	1.18%	1,048.80	6.06	1,019.20	5.97
Core Bond Fund
Class I	1,000	0.42%	1,030.00	2.14	1,023.00	2.13
Class R5	1,000	0.52%	1,029.90	2.65	1,022.50	2.64
Service Class	1,000	0.62%	1,029.10	3.15	1,022.00	3.14
Administrative Class	1,000	0.72%	1,028.50	3.66	1,021.50	3.65
Class A	1,000	0.97%	1,026.90	4.93	1,020.20	4.91
Class R4	1,000	0.87%	1,028.00	4.42	1,020.70	4.41
Class R3	1,000	1.12%	1,026.20	5.69	1,019.50	5.67
Diversified Bond Fund
Class I	1,000	0.52%	1,034.70	2.65	1,022.50	2.64
Class R5	1,000	0.63%	1,034.00	3.21	1,021.90	3.19
Service Class	1,000	0.72%	1,033.40	3.67	1,021.50	3.65
Administrative Class	1,000	0.82%	1,032.50	4.18	1,021.00	4.15
Class A	1,000	1.07%	1,031.50	5.45	1,019.70	5.42
Class R4	1,000	0.97%	1,032.00	4.94	1,020.20	4.91
Class R3	1,000	1.22%	1,031.00	6.21	1,019.00	6.17
High Yield Fund
Class I	1,000	0.55%	1,045.90	2.82	1,022.30	2.79
Class R5	1,000	0.65%	1,045.60	3.33	1,021.80	3.29
Service Class	1,000	0.75%	1,044.50	3.84	1,021.30	3.80
Administrative Class	1,000	0.85%	1,044.20	4.36	1,020.80	4.31
Class A	1,000	1.10%	1,043.10	5.63	1,019.60	5.57
Class R4	1,000	1.00%	1,043.80	5.12	1,020.10	5.06
Class R3	1,000	1.25%	1,042.60	6.4	1,018.80	6.33
Balanced Fund
Class I	1,000	0.70%	1,053.60	3.60	1,021.60	3.55
Class R5	1,000	0.80%	1,053.60	4.12	1,021.10	4.05
Service Class	1,000	0.90%	1,052.60	4.63	1,020.60	4.56
Administrative Class	1,000	1.00%	1,052.70	5.15	1,020.10	5.06
Class A	1,000	1.25%	1,051.40	6.43	1,018.80	6.33
Class R4	1,000	1.14%	1,051.10	5.86	1,019.40	5.77
Class R3	1,000	1.40%	1,050.70	7.2	1,018.00	7.08
Disciplined Value Fund
Class I	1,000	0.76%	1,083.80	3.97	1,021.30	3.85
Class R5	1,000	0.86%	1,083.60	4.49	1,020.80	4.36
Service Class	1,000	0.96%	1,083.70	5.01	1,020.30	4.86
Administrative Class	1,000	1.08%	1,082.30	5.64	1,019.70	5.47
Class A	1,000	1.31%	1,081.20	6.83	1,018.50	6.63
Class R4	1,000	1.21%	1,081.90	6.32	1,019.00	6.12
Class R3	1,000	1.46%	1,080.40	7.61	1,017.70	7.38

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Main Street Fund
Class I	$1,000	0.76%	$1,075.30	$3.95	$1,021.30	$3.85
Class R5	1,000	0.86%	1,075.30	4.47	1,020.80	4.36
Service Class	1,000	0.96%	1,075.00	4.99	1,020.30	4.86
Administrative Class	1,000	1.06%	1,074.60	5.51	1,019.80	5.37
Class A	1,000	1.31%	1,072.80	6.81	1,018.50	6.63
Class R4	1,000	1.21%	1,072.80	6.29	1,019.00	6.12
Class R3	1,000	1.46%	1,072.70	7.59	1,017.70	7.38
Disciplined Growth Fund
Class I	1,000	0.58%	1,138.30	3.11	1,022.20	2.94
Class R5	1,000	0.68%	1,138.20	3.64	1,021.70	3.45
Service Class	1,000	0.78%	1,137.40	4.18	1,021.20	3.95
Administrative Class	1,000	0.88%	1,137.40	4.72	1,020.70	4.46
Class A	1,000	1.13%	1,135.70	6.05	1,019.40	5.72
Class R4	1,000	1.03%	1,135.70	5.51	1,019.90	5.22
Class R3	1,000	1.28%	1,134.60	6.85	1,018.70	6.48
Small Cap Opportunities Fund
Class I	1,000	0.65%	1,032.20	3.31	1,021.80	3.29
Class R5	1,000	0.75%	1,031.80	3.82	1,021.30	3.80
Service Class	1,000	0.85%	1,031.90	4.33	1,020.80	4.31
Administrative Class	1,000	0.95%	1,031.00	4.84	1,020.30	4.81
Class A	1,000	1.20%	1,029.70	6.11	1,019.10	6.07
Class R4	1,000	1.10%	1,030.40	5.60	1,019.60	5.57
Class R3	1,000	1.35%	1,029.10	6.87	1,018.30	6.83
Global Fund
Class I	1,000	0.84%	1,107.90	4.44	1,020.90	4.26
Class R5	1,000	0.94%	1,107.90	4.97	1,020.40	4.76
Service Class	1,000	1.04%	1,106.60	5.49	1,019.90	5.27
Administrative Class	1,000	1.14%	1,106.30	6.02	1,019.40	5.77
Class A	1,000	1.39%	1,104.40	7.33	1,018.10	7.03
Class R4	1,000	1.30%	1,105.60	6.86	1,018.60	6.58
Class R3	1,000	1.55%	1,104.10	8.18	1,017.30	7.84
International Equity Fund
Class I	1,000	1.00%	1,028.60	5.09	1,020.10	5.06
Class R5	1,000	1.10%	1,027.50	5.59	1,019.60	5.57
Service Class	1,000	1.20%	1,027.60	6.10	1,019.10	6.07
Administrative Class	1,000	1.31%	1,026.80	6.66	1,018.50	6.63
Class A	1,000	1.55%	1,026.10	7.87	1,017.30	7.84
Class R4	1,000	1.45%	1,026.40	7.37	1,017.80	7.33
Class R3	1,000	1.70%	1,024.40	8.63	1,016.50	8.59
Strategic Emerging Markets Fund
Class I	1,000	1.15%	952.20	5.63	1,019.30	5.82
Class R5	1,000	1.25%	951.60	6.12	1,018.80	6.33
Service Class	1,000	1.35%	950.90	6.60	1,018.30	6.83
Administrative Class	1,000	1.45%	950.40	7.09	1,017.80	7.33
Class A	1,000	1.70%	949.20	8.31	1,016.50	8.59
Class R4	1,000	1.60%	950.30	7.82	1,017.00	8.09
Class R3	1,000	1.85%	948.70	9.04	1,015.80	9.35

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2021, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

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Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50673-00

Item 2. Code of Ethics.

As of September 30, 2021, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2021, there were no reportable amendments to any provisions of the Code of Ethics and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2021 and 2020 were $484,921 and $474,283, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2021 and 2020. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2021 and 2020.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2021 and 2020 were $31,209 and $101,284, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2021 and 2020.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2021 and 2020. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2021 and 2020.
(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2021 and 2020 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2021 and 2020 were $2,383,144 and $767,136, respectively.
(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a) Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	11/23/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Princpal Executive Officer

Date	11/23/2021

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	11/23/2021